As filed with the Securities and Exchange Commission on April 22, 2013

Registration No. 333-82705/811-5672

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

PRE-EFFECTIVE AMENDMENT NO. _	☐

POST-EFFECTIVE AMENDMENT NO. 18	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT

COMPANY ACT OF 1940

AMENDMENT NO. 180	☒

(Check appropriate box or boxes)

WRL SERIES ANNUITY ACCOUNT

(Exact Name of Registrant)

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

(Name of Depositor)

570 Carillon Parkway

St. Petersburg, Florida 33716

(Address of Depositor’s Principal Executive Offices) (Zip Code)

Depositor’s Telephone Number, including Area Code:

(727) 299-1800

Darin D. Smith, Esq.

Western Reserve Life Assurance Co. of Ohio

4333 Edgewood Road, NE.

Cedar Rapids, IA. 52499-4240

(Name and Address of Agent for Service)

Title of Securities Being Registered: Units of interest in the separate account under flexible payment deferred variable annuity contracts.

It is proposed that this filing will become effective (check appropriate space)

☐ immediately upon filing pursuant to paragraph (b) of Rule 485

☒ May 1, 2013, pursuant to paragraph (b) of Rule 485

☐ 60 days after filing pursuant to paragraph (a) of Rule 485

☐ on                     , pursuant to paragraph (a) of Rule 485

WRL FREEDOM PREMIER

VARIABLE ANNUITY

Issued Through

WRL SERIES ANNUITY ACCOUNT

By

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

Prospectus

May 1, 2013

This prospectus gives you important information about the WRL Freedom Premier, formerly known as WRL Freedom Premier II, a flexible payment variable deferred annuity contract (“Contract”). Please read this prospectus and the fund prospectuses before you invest and keep them for future reference. This Contract is available to individuals as well as to certain groups and individual retirement plans. This Contract is not available in all states.

You can put your money into one or more of the following investment choices. Money you put in a subaccount is invested exclusively in a single mutual fund portfolio. Your investments in the portfolios are not guaranteed. You could lose your money. Money you direct into the fixed account earns interest at a rate guaranteed by Western Reserve.

If you would like more information about the WRL Freedom Premier, formerly known as WRL Freedom Premier II, you can obtain a free copy of the Statement of Additional Information (“SAI”) dated May 1, 2013. Please call us at 1-800-851-9777 (Monday-Friday, 8:30 a.m.-7:00 p.m. Eastern Time), write us at: Western Reserve, Attention: Customer Care Group, 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499-0001 or visit our website – www.westernreserve.com. A registration statement, including the SAI, has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated herein by reference. The SEC maintains a website (www.sec.gov) that contains the prospectus, the SAI, material incorporated by reference and other information. The table of contents of the SAI is included at the end of this prospectus.

Please note that the Contract, fixed account, and the funds:

•	are not bank deposits
•	are not federally insured
•	are not endorsed by any bank or government agency
•	are not guaranteed to achieve their goal
•	involve risks, including possible loss of premium

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

AG09300 – 5/2013

PORTFOLIOS ASSOCIATED WITH THE SUBACCOUNTS

The subaccounts available under this Contract invest in underlying funds of the Portfolio companies listed below:

ACCESS ONE TRUST

PROFUNDS

TRANSAMERICA SERIES TRUST

For a complete list of the available subaccounts, please refer to “Appendix A: Portfolios Associated with the Subaccounts”. For more information on the underlying funds, please refer to the prospectus for the underlying fund.

DEFINITIONS OF SPECIAL TERMS

Accumulation period—The period between the Contract date and the maturity date while the Contract is in force.

Accumulation unit value—An accounting unit of measure we use to calculate subaccount values during the accumulation period.

Administrative Office— Western Reserve Life Assurance Co. of Ohio, Attention: Customer Care Group, 4333 Edgewood Road NE, Cedar Rapids, IA 52499-0001, 1-800-851-9777. Our hours are Monday - Friday from 8:30 a.m. – 7:00 p.m. Eastern Time.

Age—The issue age is the annuitant’s age on his/her birthday immediately preceding the Contract date. Attained age is the issue age plus the number of completed Contract years. When we use the term “age” in this prospectus, it has the same meaning as “attained age” in the Contract.

Annuitant—The person you named in the application (or later changed), to receive annuity payments. The annuitant may be changed as provided in the Contract’s death benefit provisions and annuity provision.

Annuity unit value—An accounting unit of measure we use to calculate annuity payments from the subaccounts after the maturity date.

Annuity value—The sum of the separate account value and the fixed account value at the end of any valuation period.

Annuitize (Annuitization)—When you switch from the accumulation phase to the income period and we begin to make annuity payments to you (or your designee).

Beneficiary(ies)—The person(s) you elect to receive the death benefit proceeds under the Contract.

Cash value—The annuity value less any applicable premium taxes, any surrender charge, any loans and unpaid accrued interest, the annual Contract charge, and any rider charges.

Code—The Internal Revenue Code of 1986, as amended.

Contract anniversary—The same day in each succeeding year as the Contract date. If there is no day in a calendar year which coincides with the Contract date, the Contract anniversary will be the first day of the next month.

Contract date—Generally, the later of the date on which the initial premium payment is received, or the date that the properly completed application is received, at Western Reserve’s Administrative Office. We measure Monthiversaries, Contract years and Contract anniversaries from the Contract date.

Death claim day—Any day after the death report day on which we receive a beneficiary’s completed election form regarding payment of his/her portion of the death benefit proceeds that are payable upon the death of an owner who is the annuitant.

Death report day—The valuation date on which we have received due proof of death.

Fixed account—An investment option to which you can direct your money under the Contract, other than the separate account. It provides a guarantee of principal and interest. The assets supporting the fixed account are held in the general account. The fixed account is not available in all states.

Fixed account value—During the accumulation period, your Contract’s value in the fixed account.

Funds—Investment companies which are registered with the U.S. Securities and Exchange Commission. The Contract allows you to invest in the portfolios of the funds through our subaccounts. We reserve the right to add portfolios of other registered investment companies as investment choices under the Contract in the future.

In force—Condition under which the Contract is active and an owner is entitled to exercise all rights under the Contract.

Maturity date—The date on which the accumulation period ends and annuity payments begin.

Monthiversary—The same day in the month as the Contract date. When there is no date in a calendar month that coincides with the Contract date, the Monthiversary is the first day of the next month.

NYSE—New York Stock Exchange.

Nonqualified Contracts—Contracts issued other than in connection with retirement plans.

Owner (you, your)—The person(s) entitled to exercise all rights under the Contract. The annuitant is an owner unless the application states otherwise, or unless a change of ownership is made at a later time. Joint owners may be named, provided the joint owners are husband and wife. Joint ownership is not available in all states.

Portfolio—A separate investment portfolio of a fund.

Premium payments/premium payments—Amounts paid by an owner or on an owner’s behalf to Western Reserve as consideration for the benefits provided by the Contract. When we use the term “premium payment” or “premium” in this prospectus, it has the same meaning as “net premium” in the Contract, which means the premium payment less any applicable premium taxes.

Qualified Contracts—Contracts issued in connection with retirement plans that qualify for special federal income tax treatment under the Code.

Separate account—WRL Series Annuity Account, a unit investment trust consisting of subaccounts. Each subaccount of the separate account invests solely in shares of a corresponding portfolio of a fund.

Separate account value—During the accumulation period, your Contract’s value in the separate account, which equals the sum of the values in each subaccount.

Subaccount—A subdivision of the separate account that invests exclusively in the shares of a specified portfolio and supports the Contracts. Subaccounts corresponding to each portfolio hold assets under the Contract during the accumulation period. Other subaccounts corresponding to each portfolio will hold assets after the maturity date if you select a variable annuity payment option.

Surrender—The termination of a Contract at the option of an owner.

Valuation date/ business day—Each day on which the NYSE is open for trading, except when a subaccount’s corresponding portfolio does not value its shares. Western Reserve is open for business on each day that the NYSE is open. When we use the term “business day,” it has the same meaning as valuation date.

Valuation period—The period of time over which we determine the change in the value of the subaccounts in order to price accumulation units and annuity units. Each valuation period begins at the close of normal trading on the NYSE (currently 4:00 p.m. Eastern Time on each valuation date) and ends at the close of normal trading of the NYSE on the next valuation date.

Western Reserve (we, us, our, the Company)—Western Reserve Life Assurance Co. of Ohio.

SUMMARY

The sections in this summary correspond to sections in this prospectus, which discuss the topics in more detail. Please read the entire prospectus carefully.

Certain provisions of Contract Form Number WL18 are different than those described herein. See Appendix C for information concerning Contract Form Number WL18.

1.	The Annuity Contract

The WRL Freedom Premier is a flexible payment variable deferred annuity contract (the “Contract”) offered by Western Reserve. It is a contract between you, as an owner, and Western Reserve, a life insurance company. The Contract provides a way for you to invest on a tax-deferred basis in the subaccounts of the separate account and the fixed account. We intend the Contract to be used to accumulate money for retirement or other long-term investment purposes.

The Contract allows you to direct your money into one or more of the subaccounts. Each subaccount invests exclusively in a single portfolio of a fund. The money you invest in the subaccounts will fluctuate daily based on the portfolio’s investment results. The value of your investment in the subaccounts is not guaranteed and may increase or decrease. You bear the investment risk for amounts you invest in the subaccounts.

You can also direct money to the fixed account. Amounts in the fixed account earn interest annually at a fixed rate that is guaranteed by us never to be less than 2% (in most states), and may be more. We guarantee the interest, as well as principal, on money placed in the fixed account. The fixed account is not available in all states.

You can transfer money between any of the investment choices during the accumulation period, subject to certain limits on transfers from the fixed account.

For an additional charge, you may select either a compounding minimum death benefit rider or an annual step-up death benefit rider. You may only add one of the optional death benefit riders when you purchase the Contract. If you purchase one of these riders, you cannot drop it after we issue your Contract. You may also add an Additional Earnings Rider that may provide a supplemental death benefit if you have not already selected an optional death benefit rider. See Section 9. Death Benefit, for details concerning these death benefit riders. Subject to compliance with applicable law, we may at any time discontinue offering any optional rider described in this prospectus.

The Contract, like all deferred annuity contracts, has two phases: the “accumulation period” and the “income phase.” During the accumulation period, earnings accumulate on a tax-deferred basis and are taxed as ordinary income when you take them out of the Contract. The income phase starts on the maturity date when you begin receiving regular payments from your Contract. The money you can accumulate during the accumulation period, as well as the annuity payment option you choose, will largely determine the amount of any income payments you receive during the income phase.

2.	Annuity Payments

(The Income Phase)

The Contract allows you to receive income after the maturity date under several annuity payment options. You may choose from fixed payment options or variable payment options. If you select a variable payment option, the dollar amount of the payments you receive may go up or down depending on the investment results of the portfolios you invest in at that time, reduced by the separate account annuitization charge. Generally, you cannot annuitize before your Contract’s fifth anniversary.

3.	Purchase

You can buy this Contract with $5,000 ($1,000 for traditional or Roth IRAs and $50 for other qualified Contracts) or more under most circumstances. You can add as little as $50 at any time during the accumulation period. We allow premium payments up to a total of $1,000,000 per Contract year without prior approval. There is no limit on the total premium payments you may make during the accumulation period.

4.	Investment Choices

You can allocate your Premium Payments to one of several underlying fund portfolios listed under Investment Choices in this prospectus and described in the underlying fund prospectuses. Depending upon their investment performance, you can make or lose money in any of the subaccounts.

You can also allocate your premium payments to the fixed account.

We currently allow you to transfer money between any of the investment choices during the accumulation period. We currently charge a $10 fee for each transfer in excess of 12 transfers per Contract year. In addition, we reserve the right to impose restrictions and limitations on transfers.

5.	Expenses

See Appendix C for information concerning Contract Form NumberWL18.

We do not take any deductions for sales charges from premium payments at the time you buy the Contract. You generally invest the full amount of each premium payment in one or more of the investment choices.

During the accumulation period, we deduct a daily mortality and expense risk charge of 0.85% annually (1.25% if you select the compounding minimum death benefit rider or annual step-up death benefit rider) and a daily administrative charge of 0.40% annually from the money you have invested in the subaccounts. During the income phase, if you elect a variable annuity payment option, we will deduct a daily separate account annuitization charge from your subaccount assets equal to an annual rate of 1.40% in place of the mortality and expense risk and administrative charges. The optional death benefit riders are not available in all states.

If you select the Additional Earnings Rider, there is an annual charge during the accumulation period of 0.35% of your Contract’s annuity value. This charge will not increase after you purchase the rider. We deduct the rider charge from your annuity value on each rider anniversary and pro rata on the termination date of the rider. We do not assess this charge during the income phase.

During the accumulation period, we deduct an annual Contract charge of $30 from the annuity value on each Contract anniversary and at the time of surrender. We currently waive this charge if either your annuity value, or the total premiums you have paid us, minus all partial surrenders (including surrender charges), equals or exceeds $50,000 on the Contract anniversary when this charge is payable. However, we will deduct this charge from your annuity value if you surrender your Contract completely.

We impose a $10 charge per transfer if you make more than 12 transfers among the subaccounts per Contract year. There is no charge for transfers from the fixed account. We do not currently charge for Internet transfers, although we reserve the right to do so in the future.

If you take a Contract loan, we will impose a $30 loan processing fee. Only certain types of qualified Contracts can take Contract loans. This fee is not applicable in all states.

We may deduct state premium taxes, which currently range from 0% to 3.50%, when you make your premium payment(s), if you surrender the Contract or partially surrender its value, if we pay out death benefit proceeds, or if you begin to receive regular annuity payments. We only charge you premium taxes in those states that require us to pay premium taxes.

If you make a partial surrender or surrender your Contract completely, we will deduct a surrender charge for premium payments surrendered within seven years after we receive the premium payment. This charge is 7% of the amount surrendered if the surrender occurs within 24 months or less of our receipt of the premium payment, and then declines gradually to 6% — 25 through 36 months; 5% — 37 through 48 months; 4% — 49 through 60 months; 3% — 61 through 72 months; 2% — 73 through 84 months; and no surrender charge — 85 months or more.

When we calculate surrender charges, we treat partial surrenders as coming first from the oldest premium payment, then the next oldest and so forth. For partial surrenders you make in any Contract year, we will waive all or a portion of the surrender charge up to the maximum free amount. Partial surrenders in excess of the maximum free amount will be subject to a surrender charge. We will deduct the full surrender charge if you surrender your Contract completely. The “free amount” waiver does not apply to a complete surrender. We waive this charge under certain circumstances. See Section 5. Expenses — Surrender Charge for how we calculate surrender charges and waivers.

The value of the assets in each subaccount will reflect the fees and expenses paid by the underlying fund portfolios. The lowest and highest fund expenses for the previous calendar year are found in the “Annuity

Contract Fee Table” section of this prospectus. See the prospectuses for the underlying fund portfolios for more information.

See Section 10. Other Information - Distribution of the Contracts for information concerning compensation we pay our agents for the sale of the Contracts.

6.	Tax Information

The Contract’s earnings are generally not taxed until you take them out. For federal tax purposes, if you take money out of a non-qualified contract during the accumulation period, earnings come out first and are taxed as ordinary income. The annuity payments you receive during the income phase may be considered partly a return of your original investment so that part of each payment may not be taxable as income until the “investment in the contract” has been fully recovered. Different tax consequences may apply for a qualified Contract. If you are younger than 59 1/2 when you take money out of a Contract, you may also be charged a 10% federal penalty tax on the amount you must report as taxable income.

Death benefits are taxable and generally are included in the income of the recipient as follows: if received under an annuity payment option, death benefits are taxed in the same manner as annuity payouts; if not received under an annuity option (for instance, if paid out in a lump sum), death benefits are taxed in the same manner as a partial or complete surrender.

7.	Access to Your Money

You can take some or all of your money out anytime during the accumulation period. However, you may not take a partial surrender if it reduces the cash value below $5,000. No partial surrenders may be made from the fixed account without prior consent from us. Access to amounts held in qualified Contracts may be restricted or prohibited by law or regulation or the terms of the plan. Other restrictions and surrender charges may apply. You may also have to pay federal income tax and a penalty tax on any money you take out.

Partial withdrawals will reduce your cash value. Depending on its amount and timing, a withdrawal may considerably reduce or eliminate some of the benefits and guarantees provided by your Contract. For example, partial surrenders may reduce the death benefit and the Additional Earnings Rider benefit by more than the amount surrendered.

You should carefully consider whether a withdrawal under a particular circumstance will have a negative impact to your benefits or guarantees. The impact of withdrawals (generally) on your benefits and guarantees is discussed in the corresponding sections of the prospectus describing such benefits and guarantees.

8.	Performance

The value of your Contract will vary up or down depending upon the investment performance of the subaccounts you choose and will be reduced by Contract fees and charges. Past performance does not guarantee future results.

9.	Death Benefit

If you are both an owner and the annuitant and you die before the maturity date, your beneficiary will receive the death benefit proceeds. If your surviving spouse, if eligible, continues (if a joint owner) or elects to continue (if a sole beneficiary) the Contract, the surviving spouse becomes sole owner and annuitant. We will increase the annuity value as of the death report day to equal the death benefit proceeds (described below) as of the death report day and revise the way we calculate the death benefit so that it is based on the age of the surviving spouse. Death benefit provisions may vary by state.

If you are named only as an owner, and you die before the annuitant and before the maturity date, and if your surviving spouse is the joint owner or sole beneficiary, then the Contract continues. However, the annuity value is not increased to equal the death benefit proceeds.

If you name different persons as owner and annuitant, you can affect whether the death benefit proceeds are payable and who will receive them. Use care when naming owners, annuitants and beneficiaries, and consult your agent if you have questions.

If the annuitant dies before the maturity date, the death benefit proceeds, if payable, will be determined by the death benefit option described in your Contract and in any optional death benefit rider that you purchased. If you purchase an optional death benefit rider, you cannot drop it after we issue your Contract.

Under the standard death benefit, the death benefit proceeds will be the greater of:

—	the annuity value as of the death report day; or
—	the total premium payments you make to the Contract reduced by any adjusted partial surrenders.

Under the compounding minimum death benefit rider, the death benefit proceeds will be the greater of:

—	the death benefit proceeds as determined under the standard death benefit; or
—

total premiums paid for this Contract, less any adjusted partial surrenders, accumulated at 5% interest per annum from the date of payment or partial surrender until the earlier of (a) the date of death, or (b) the date of the annuitant’s 81st birthday. This death benefit will not exceed 200% of total premium payments less partial surrenders.

Under the annual step-up death benefit rider, the death benefit proceeds will be the greater of:

—	the death benefit proceeds as determined under the standard death benefit; or
—

the highest annuity value as of any Contract anniversary prior to the annuitant’s 81st birthday. The highest annuity value will be increased for premiums made, and decreased for adjusted partial surrenders taken, following the date of the Contract anniversary on which the highest annuity value occurs. This death benefit will not exceed 200% of total premium payments less partial surrenders.

The adjusted partial surrender is equal to (a) times (b) where:

(a)	is the ratio of the value of any proceeds that would have been payable had death occurred, to the annuity value, as these amounts existed on the date the partial surrender is processed, but prior to the processing; and
(b)	is the amount of the partial surrender.

An additional death benefit may be payable if you purchase the Additional Earnings Rider (not available if you purchase one of the optional death benefit riders) and it is in effect at the time the death benefit proceeds become payable. You may only select the Additional Earnings Rider if you are both the owner and the annuitant (except in the case of a trust or employer-sponsored plan). This rider is not available in all states and may vary by state. See Section 9. Death Benefit - Additional Earnings Rider for details.

The death benefit payable, if any, on or after the maturity date depends on the annuity payment option selected. See Section 2. Annuity Payments (The Income Phase) - Fixed Annuity Payment Options and Variable Annuity Payment Options for a description of the annuity payment options. Not all payment options provide for the payment of a death benefit.

10.	Other Information

Right to Cancel Period. You may return your Contract for a refund within 10 days after you receive it (or longer if required by state law). In most states, the amount of the refund will be the total premium payments we have received, plus (or minus) any gains (or losses) in the amounts you invested in the subaccounts. You will keep any gains, and bear any losses, on amounts that you invested in the subaccounts. If state law requires, we will refund your original premium payment(s). We determine the value of the refund as of the date we receive the returned Contract at our Administrative Office. We will pay the refund within 7 days after we receive your original signature written notice of cancellation and the returned Contract at our Administrative Office in good order. A faxed version of a copy of the written notice of cancellation will not be sufficient for us to pay a refund. The Contract will then be deemed void.

Who Should Purchase the Contract? We have designed this Contract for people seeking long-term tax-deferred accumulation of assets, generally for retirement. This includes persons who have maximized their use of other retirement savings methods, such as 401(k) plans. The tax-deferred feature is most attractive to people in high federal and state tax brackets. You should not buy this Contract if you are looking for a short-term investment or if you cannot take the risk of getting back less money than you put in. If you are purchasing the Contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the Contract (including annuity income benefits) before purchasing the Contract, because the tax-favored arrangement itself provides tax - sheltered growth.

Additional Features. This Contract has additional features that might interest you. These include the following:

—

Reduced Minimum Initial Premium Payment (for nonqualified Contracts): You may make a minimum initial premium payment of $1,000, rather than $5,000, if you indicate on your application that you anticipate making minimum monthly payments of at least $100 by electronic funds transfer.

—

Systematic Partial Surrenders: You can arrange to have money automatically sent to you while your Contract is in the accumulation period. You may take systematic partial surrenders monthly, quarterly, semi-annually or annually without paying surrender charges. Amounts you receive may be included in your gross income and, in certain circumstances, may be subject to penalty taxes.

—

Dollar Cost Averaging: You can arrange to have a certain amount of money automatically transferred monthly from one or any combination of the fixed account, the TA AEGON Money Market or TA JPMorgan Core Bond subaccounts to your choice of subaccounts. Dollar cost averaging does not guarantee a profit and does not protect against a loss if market prices decline.

—

Asset Rebalancing: We will, upon your request, automatically transfer amounts periodically among the subaccounts on a regular basis to maintain a desired allocation of the annuity value among the various subaccounts.

—

Telephone Fax and Internet Transactions: You may make transfers, partial surrenders and/or change the allocation of additional premium payments by telephone or fax. You may also make transfers and change premium payment allocations through our website – www.westernreserve.com. Internet transactions are not available for transfers and changes in premium payment allocations involving the fixed account. Transfer orders made in writing, by telephone, by facsimile, or via the Internet must be received before the close of our business day, which is the same as when the NYSE closes, usually 4:00 p.m. Eastern Time. Transfer orders received in good order at our Administrative Office before the NYSE closes are priced using the subaccount accumulation unit value determined at the close of that regular business session of the NYSE (usually 4:00 p.m. Eastern Time). If we receive a transfer order at our Administrative Office after the NYSE closes for normal trading, we will process the order using the subaccount accumulation unit value determined at the close of the next regular business session of the NYSE.

—

Nursing Care Facility Waiver: If you are confined to a nursing care facility, you may take partial surrenders or surrender your Contract completely without paying the surrender charge, under certain circumstances.

—	Terminal Condition Waiver: Under a terminal condition waiver, if certain medically-related circumstances occur, we will allow you to fully or partially surrender your money without a surrender charge.
—

Contract Loans (for certain qualified Contracts): If you own a qualified Contract, you may be eligible to take out Contract loans during the accumulation period, subject to certain restrictions. Penalties may apply if you fail to comply with required restrictions. See Section 7. Access to Your Money - Contract Loans for Certain Qualified Contracts for details.

—

Optional Death Benefit and Additional Earnings Riders: You may add one of the optional death benefit riders for an additional charge. If you wish to purchase one of the riders, you must select the rider on your application. If you purchase one of these riders, you cannot drop it after we issue your Contract. However, you may purchase the Additional Earnings Rider at issue or on any Monthiversary during the accumulation period if you have not already purchased an optional death benefit rider. These riders are not available to owners, joint owners or annuitants age 76 or older on the Contract date. These riders are not available in all states and may vary by state.

—

Compounding Minimum Death Benefit Rider: This rider provides a death benefit equal to total premium payments paid for this Contract, plus interest at an effective annual rate of 5% (in most states) from the date of the premium payment to the date of death, less any adjusted partial surrender(s), including interest on any partial surrender at the 5% rate from the date of partial surrender to the date of death. Interest is not credited after the annuitant’s 81st birthday. This death benefit will not exceed 200% of total premium payments less partial surrenders.

—

Annual Step-Up Death Benefit Rider: This rider provides a death benefit equal to the highest annuity value on any Contract anniversary prior to the annuitant’s 81st birthday. The highest annuity value will be increased for premium payments you have made and decreased for any adjusted partial surrenders we have paid to you following the Contract anniversary on which the highest annuity value occurs. This death benefit will not exceed 200% of total premium payments less partial surrenders.

—

Additional Earnings Rider: You may add this rider for an additional charge when we issue the Contract or on any Monthiversary during the accumulation period if you, a joint owner and the annuitant are age 75 or younger and if you have not already purchased an optional death benefit rider. It may provide you with a supplemental death benefit to help offset the taxes typically due on annuity death benefits. The Additional Earnings Rider may continue with the Contract if the surviving spouse elects to continue the Contract. If the Additional Earnings Rider is attached to a Contract with multiple beneficiaries, and the death benefit proceeds are payable to the beneficiaries, then each beneficiary may choose individually whether to receive any benefit under the Additional Earnings Rider as of the death report day (and thereby terminate the rider), or continue the rider (with fees) and have any benefit under the Additional Earnings Rider paid on that beneficiary’s death. We recommend that you consult your tax advisor before you purchase this rider.

—

Additional Benefits with Spousal Continuation: If an owner who is the annuitant dies before the maturity date, and the surviving spouse of the deceased owner continues (if a joint owner) or elects to continue (if a sole beneficiary) the Contract, the surviving spouse becomes sole owner and annuitant. We will increase the annuity value as of the death report day to equal the death benefit proceeds as of the death report day. We will pay a death benefit on the death of the surviving spouse and revise the way we calculate the death benefit so that it is based on the age of the surviving spouse.

—

Additional Death Benefit on Beneficiary’s Death: If an owner who is the annuitant dies before the maturity date, and the deceased owner’s spouse is not named as joint owner or as the sole beneficiary who elects to continue the Contract, then each beneficiary can elect to keep the Contract in the accumulation period (with some restrictions) and to receive his or her portion of the death benefit proceeds over a period not to exceed that beneficiary’s life expectancy (the “distribution period”). We will pay a death benefit under the Contract if the beneficiary dies during the distribution period and permit such beneficiary to name a new beneficiary. We will revise the way we calculate that death benefit so that it is based on the age of such beneficiary.

—

Multiple Beneficiaries: If an owner who is an annuitant dies before the maturity date, and the deceased owner has named multiple beneficiaries, each beneficiary may choose individually how he or she wants to receive his/her portion of the death benefit proceeds.

These features are not available in all states, may vary by state and may not be suitable for certain qualified Contracts or in your particular situation. Subject to compliance with applicable law, we may at any time discontinue offering any optional riders or features described in this prospectus.

Certain states place restrictions on access to the fixed account, on the death benefit calculation, on the annuity payment options and on other features of the Contract. Consult your agent and the Contract for details.

Scheduled Financial Transaction Processing. We process scheduled financial transactions based on the accumulation unit values determined at the end of the business day on which we schedule the transaction. Examples of scheduled financial transactions include systematic partial surrenders, dollar cost averaging and asset rebalancing.

A business day is any day the NYSE is open. Our business day closes when the NYSE closes, usually 4:00 p.m. Eastern Time. We observe the same holidays as the NYSE. If a day on which a scheduled financial transaction would ordinarily occur falls on a day the NYSE is closed, we will process the transaction the next day that the NYSE is open.

Other Contracts. We offer other variable annuity contracts which also invest in the same portfolios of the funds. These contracts may have different charges that could affect subaccount performance and may offer different benefits more suitable to your needs. To obtain more information about these contracts, contact your agent, or call us at 1-800-851-9777 (Monday-Friday 8:30 a.m.-7:00 p.m. Eastern Time).

State Variations. Policies issued in your state may provide different features and benefits from, and impose different costs than, those described in this prospectus because of state law variations. These differences include, among other things, free look rights and issue age limitations. Please note that this prospectus describes the material rights and obligations of a contract owner, and the maximum fees and charges for all contract features and benefits are set forth in the fee table of this prospectus.

Financial Information. We have included in Appendix B, a financial history of the accumulation unit values for the subaccounts available through this Contract.

11.	Inquiries

If you need more information or want to make a transaction, please contact us at:

Western Reserve Life Assurance Co. of Ohio

Administrative Office

Attention: Customer Care Group

4333 Edgewood Road NE

Cedar Rapids, IA 52499-0001

1-800-851-9777

(Monday-Friday 8:30 a.m.-7:00 p.m. Eastern Time)

You may check your Contract at www.westernreserve.com. Follow the logon procedures. We cannot guarantee that you will be able to access this site.

You should protect your logon information, because on-line (or telephone) options may be available and could be made by anyone who knows your logon information. We may not be able to verify that the person providing instructions using your logon information is you or someone authorized by you.

Please send all premium payments, loan repayments, correspondence and notices to the Administrative Office.

ANNUITY CONTRACT FEE TABLE(1)

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and charges that you will pay at the time that you buy the Contract, take a loan from the Contract, partially or completely surrender the Contract, or transfer annuity value between the subaccounts and/or the fixed account. State premium taxes may also apply.

Owner Transaction Expenses

Sales Load on Premium Payments	None
Maximum Surrender Charge (as a % of premium payments)(2)(3)(4)	7%
Transfer Charge(5)	$10 after 12 per year
Loan Processing Fee(6)	$30 per loan
Special Service Fee	$0 - $25

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including portfolio fees and expenses. This table also includes the charges you would pay if you added optional riders to your Contract.

Annual Contract Charge(3)(7)	$30 per Contract year
Separate Account Annual Expenses (as a % of average separate account value during the accumulation period)(8)
Under Standard Death Benefit:
Mortality and Expense Risk Charge	0.85%
Administrative Charge	0.40%
Total Separate Account Annual Expenses	1.25%
With Compounding Minimum Death Benefit Rider Added (optional):
Mortality and Expense Risk Charge	1.25%
Administrative Charge	0.40%
Total Separate Account Annual Expenses	1.65%
With Annual Step-Up Death Benefit Rider Added (optional):
Mortality and Expense Risk Charge	1.25%
Administrative Charge	0.40%
Total Separate Account Annual Expenses	1.65%
Annual Optional Rider Charges:
Additional Earnings Rider Charge(9)	0.35%
Guaranteed Minimum Income Benefit Rider(10) (NO LONGER AVAILABLE)
Current	0.35%
Maximum	0.50%

The next table shows the lowest and highest total operating expenses charged by the portfolios for the fiscal year ended December 31, 2012. Expenses of the portfolios may be higher or lower in the future. More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.

Total Annual Portfolio Operating Expenses(11)(12)	Lowest	Highest
Expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses)	0.67%	2.36%

The following Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. The Example shows the highest costs of investing in the Contract, including Contract owner transaction expenses, the annual Contract charge, separate account charges (assuming the compounding minimum death benefit rider or annual step-up death benefit rider has been added), the highest charge for the optional Additional Earnings Rider and highest Annual Portfolio Operating Expenses.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year.

Example( [1]3)	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period.	$1,065	$1,859	$2,590	$4,609
If you annuitize* or remain invested in the Contract at the end of the applicable time period.	$441	$1,337	$2,250	$4,609
*	You cannot annuitize your Contract before your Contract’s fifth anniversary.

Please remember that the Example is an illustration and does not represent past or future expenses. Your actual expenses may be higher or lower than those shown. Similarly, your rate of return may be more or less than the 5% assumed in the Example.

For information concerning compensation paid for the sale of the Contracts, see “Distribution of the Contracts.”

(1)	The Fee Table applies only to the accumulation period. During the income phase, the fees may be different than those described in the fee table. See Section 5, Expenses.

(2)	We may deduct a charge for special services, including overnight delivery, duplicate policies; non-sufficient checks on new business; duplicate 1099 and 5498 tax forms; duplicate disclosure documents and semi-annual reports; check copies; printing and mailing previously submitted forms; and asset verification requests from mortgage companies. In addition, we may consider as special services customer initiated changes, modifications and transactions which are submitted in such a manner as to require the Company to incur additional processing costs.

(3)	The surrender charge decreases based on the number of years since each premium payment was made, from 7% in the first two years after the premium payment was made and grading down to 0% in the eighth year after the premium payment was made. To calculate surrender charges, the first premium payment made is considered to come out first. This charge is waived under certain circumstances.

(4)	We may reduce or waive the surrender charge and the annual Contract charge for Contracts sold to groups of employees with the same employer, including our directors, officers and full-time employees, or other groups where sales to the group reduce our administrative expenses.

(5)	There is no charge for transfers from the fixed account. We do not currently charge for Internet transfers, although we reserve the right to do so in the future.

(6)	Loans are available only for certain qualified Contracts. The loan processing fee is not applicable in all states.

(7)	We currently waive this charge if either the annuity value, or the total premium payments, minus all partial surrenders, including any surrender charges, equals or exceeds $50,000 on the Contract anniversary for which the charge is payable. However, we will deduct this charge from your annuity value if you surrender your Contract completely.

(8)	These charges are assessed to your assets in each subaccount. They do not apply to the fixed account. The mortality and expense risk charge of 0.85% applies when you have selected the standard death benefit. If you select the compounding minimum death benefit rider or the annual step-up death benefit rider, then the mortality and expense risk charge will increase to 1.25%. These charges apply only during the accumulation period. After the maturity date, if you elect a variable annuity payment option, we will deduct a daily separate account annuitization charge from your subaccount assets equal to an annual rate of 1.40% in place of the mortality and expense risk and administrative charges.

(9)	This rider is optional. You may not add this rider if you have already purchased one of the optional death benefit riders. If you add the rider, we will impose during the accumulation period an annual rider charge equal to 0.35% of your Contract’s annuity value on each rider anniversary and pro rata on the termination date of the rider, including Contract surrender. The charge will not increase once the rider has been issued. We deduct the rider charge from the fixed account and from each subaccount in proportion to the amount of the annuity value in each account. We do not assess this charge during the income phase. This rider is not available in all states.

(10)	This rider is no longer available. The annual rider charge is a percentage of the minimum annuitization value. If you choose to upgrade the rider, the charge for the rider after the upgrade is currently 0.35%, but, we reserve the right to increase the rider charge after upgrade to 0.50%. Once the rider is issued, the rider charge will not change. Keep in mind that the current rider charge (0.35%) may be higher if you upgrade the rider at a later date because we may increase the rider charge after upgrade up to the maximum (0.50%). We deduct the rider charge from the fixed account and from each subaccount in proportion to the amount of the annuity value in each account. If the annuity value on any rider anniversary exceeds the rider charge threshold (guaranteed 2.0) times the minimum annuitization value, we will waive the rider charge otherwise payable on that rider anniversary. If you later choose to annuitize under a variable annuity payment option of this rider, we will impose a guaranteed minimum payment fee equal to an annual rate of 1.10% of the daily net asset values in the subaccounts. This charge is assessed in addition to the mortality and expense risk charge of 1.40% annually that is set on the date you annuitize under the rider. We may change the guaranteed minimum payment fee in the future if you choose to upgrade the minimum annuitization value, or for future issues of the rider, but it will never be greater than 2.10%. See Appendix D.

(11)	The portfolio expenses used to prepare this table were provided to Western Reserve by the fund(s). Western Reserve has not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2012. Current or future expenses may be greater or less than those shown. “Gross” expense figures do not reflect any fee waivers or expense reimbursements. Actual expenses may have been lower than those shown in the Table.

(12)	The table showing the range of expenses for the portfolios takes into account the expenses of several asset allocation portfolios that are “fund of funds.” A “fund of funds” portfolio typically allocates its assets, within predetermined percentage ranges, among certain other portfolios of the TST fund. Each “fund of funds” has its own set of operating expenses, as does each of the portfolios in which it invests. In determining the range of portfolio expenses, Western Reserve took into account the combined actual expenses for each of the “fund of funds” and for the portfolios in which it invests, assuming a constant allocation by each “fund of funds” of its assets among the portfolios identical to its actual allocation at December 31, 2012.

(13)	The Example does not reflect transfer fees or premium taxes (which may range up to 3.5%, depending on the jurisdiction). The annual Contract charge of $30 is reflected as an annual charge of 0.09% that is determined by dividing the total annual Contract charges to be collected during 2012 by total average net assets to be attributable to the Contract during 2012. Different fees and expenses not reflected in the Example may be assessed after you annuitize under a variable annuity payout option.

1.	THE ANNUITY CONTRACT

This prospectus describes the WRL Freedom Premier, formerly known as WRL Freedom Premier II variable annuity contract offered by Western Reserve.

An annuity is a contract between you, an owner, and an insurance company (in this case Western Reserve), where the insurance company promises to pay the annuitant an income in the form of annuity payments. These payments begin after the maturity date. (See Section 2 below.) Until the maturity date, your annuity is in the accumulation period and the earnings generally are tax deferred. Tax deferral means you generally are not taxed on your annuity until you take money out of your annuity. After the maturity date, your annuity switches to the income phase.

The Contract is a flexible payment variable deferred annuity. You can use the Contract to accumulate funds for retirement or other long-term financial planning purposes.

It is a “flexible payment” Contract because after you purchase it, you can generally make additional investments of $50 or more at any time, until the maturity date. But you are not required to make any additional investments.

The Contract is a “variable” annuity because the value of your Contract can go up or down based on the performance of your investment choices. If you select the variable investment portion of the Contract, the amount of money you are able to accumulate in your Contract during the accumulation period depends upon the performance of your investment choices. If you elect to receive variable annuity payments during the income phase of your Contract, the amount of your annuity payments will also depend upon the performance of your investment choices for the income phase.

The Contract also contains a fixed account. Unless otherwise required by state law, we reserve the right to limit the amount you may allocate or transfer to the fixed account. The fixed account offers an interest rate that is guaranteed by Western Reserve to equal at least 2% (in most states) per year. There may be different interest rates for each payment or transfer you direct to the fixed account which are equal to or greater than the guaranteed rate. The interest rates we set will be credited for periods of at least one year measured from each payment or transfer date.

The fixed account is not available in all states. If your Contract was issued in Washington, Oregon, New Jersey or Massachusetts, you may not direct or transfer any money to the fixed account.

Do not purchase this policy if you plan to use it, or any of its riders, for resale, speculation, arbitrage, viatication, or any other type of collective investment scheme. Your policy is not intended or designed to be traded on any stock exchange or secondary market. By purchasing this policy, you represent and warrant that you are not using the policy, or any of its riders for resale, speculation, arbitrage, viatication, or any other type of collective investment scheme.

2.	ANNUITY PAYMENTS

(THE INCOME PHASE)

You can generally change the maturity date by giving us 30 days notice with the new date or age. The maturity date cannot be earlier than the end of the fifth Contract year. The latest maturity date generally cannot be after the date specified in your Contract unless a later date is agreed to by Western Reserve.

Election of Annuity Payment Option. Before the maturity date, if the annuitant is alive, you may choose an annuity payment option or change your option. If you do not choose an annuity option by the maturity date, we will make payments under Option D (see below) as a Variable Life Income with 10 years of guaranteed payments subject to certain exceptions for qualified Contracts. You cannot change the annuity payment option after the maturity date.

If you choose a variable payment option, you must specify how you want the annuity proceeds divided among the subaccounts as of the maturity date. If you do not specify, we will allocate the annuity proceeds in the same proportion as the annuity value is allocated among the investment options on the maturity date. After the maturity date, you may make transfers among the subaccounts, but you may not make transfers from or to the fixed account; we may limit subaccount transfers to one per Contract year.

As of the maturity date and so long as we agree, you may elect a different annuitant or add a joint annuitant who will be a joint payee under a joint and survivor life income payment option. If you do not choose an annuitant, we will consider you to be the annuitant.

Supplemental Contract. Once you annuitize and if you have selected a fixed annuity payment option, the Contract will end and we will issue a supplemental Contract to describe the terms of the option you selected. The supplemental Contract will name who will receive the annuity payments and describe when the annuity payments will be made.

Annuity Payment Options Under the Contract

The Contract provides several annuity payment options that are described below. You may choose any annuity payment option available under your Contract. You can choose to receive payments monthly, quarterly, semi-annually or annually.

We will use your “annuity proceeds” to provide these payments. The “annuity proceeds” is your annuity value on the maturity date, less any premium tax that may apply. If your annuity payment would be less than $20, then we will pay you the annuity proceeds in one lump sum.

Fixed Annuity Income Payments. If you choose annuity payment Option A, B or C, the dollar amount of each annuity payment will be fixed on the maturity date and guaranteed by us. The payment amount will generally depend on the following:

•	The amount of the annuity proceeds on the maturity date;
•	The interest rate we credit on those amounts; and
•	The specific payment option you choose.

Variable Annuity Income Payments. If you choose variable annuity payment Option D or E, the dollar amount of the first variable payment will be determined in accordance with the annuity payment rates set forth in the applicable table contained in the Contract. The dollar amount of each additional variable payment will vary based on the investment performance of the subaccount(s) you invest in and the Contract’s assumed investment return of 5%. The dollar amount of each variable payment after the first may increase, decrease or remain constant. If, after all charges are deducted, the actual investment performance exactly matches the Contract’s assumed investment return of 5% at all times, then the dollar amount of the next variable annuity payment would remain the same. If actual investment performance, after all charges are deducted, exceeds the assumed investment return, then the dollar amount of the variable annuity payments would increase. But, if actual investment performance, less charges, is lower than the 5% assumed investment return, then the dollar amount of the variable annuity payments would decrease. The portfolio in which you are invested must grow at a rate at least equal to the 5% assumed investment return (plus the daily separate account annuitization charge equal to an annual rate of 1.40% of subaccount assets) in order to avoid a decrease in the dollar amount of variable annuity payments. For more information on how variable annuity income payments are determined, see the SAI.

If you elect a variable annuity payment option, we deduct a daily separate account annuitization charge from your subaccount assets equal to an annual rate of 1.40%.

The annuity payment options are explained below. Some of the annuity payment options may not be available in all states. Options A, B, and C are fixed only. Options D and E are variable only.

Fixed Annuity Payment Options

Payment Option A — Fixed Installments. We will pay the annuity in equal payments over a fixed period of 5, 10, 15 or 20 years or any other fixed period acceptable to Western Reserve.

If your contract is a qualified contract, payment option A may not satisfy minimum required distribution rules. Consult a tax advisor before electing that option.

Payment Option B — Life Income: Fixed Payments.

•	No Period Certain — We will make level payments only during the annuitant’s lifetime; or
•	10 Years Certain — We will make level payments for the longer of the annuitant’s lifetime or 10 years; or
•	Guaranteed Return of Annuity Proceeds — We will make level payments for the longer of the annuitant’s lifetime or until the total dollar amount of payments we made to you equals the annuity proceeds.

Payment Option C — Joint and Survivor Life Income: Fixed Payments. We will make level payments during the joint lifetime of the annuitant and a joint annuitant of your choice. Payments will be made as long as either person is living.

For more information on how the fixed annuity payments are determined, see the SAI.

Variable Annuity Payment Options

Payment Option D — Variable Life Income. The annuity proceeds are used to purchase variable annuity units in the subaccounts you select. You may choose between:

•	No Period Certain — We will make variable payments only during the annuitant’s lifetime; or
•	10 Years Certain — We will make variable payments for the longer of the annuitant’s lifetime or 10 years.

Payment Option E — Variable Joint and Survivor Life Income. We will make variable payments during the joint lifetime of the annuitant and a joint annuitant of your choice. Payments will be made as long as either person is living.

Other annuity payment options may be arranged by agreement with us.

Note Carefully: The death benefit payable after the maturity date will be affected by the annuity option you choose.

IF:

•	you choose Life Income with No Period Certain or a Joint and Survivor Life Income (fixed or variable); and
•	the annuitant(s) dies, for example, before the due date of the second annuity payment;

THEN:

•	we may make only one annuity payment and there will be no death benefit payable.

IF:

•	you choose Fixed Installments, Life Income with 10 Years Certain, Life Income with Guaranteed Return of Annuity Proceeds, or Variable Life Income with 10 Years Certain; and
•	the person receiving payments dies prior to the end of the guaranteed period;

THEN:

•	the remaining guaranteed payments will be continued to that person’s beneficiary, or their value (determined at the date of death) may be paid in a single sum.

We will not pay interest on amounts represented by uncashed annuity payment checks if the postal or other delivery service is unable to deliver checks to the annuitant’s address of record. The annuitant is responsible for keeping Western Reserve informed of the annuitant’s current address of record.

3.	PURCHASE

Contract Issue Requirements

We will not issue a Contract unless:

•	we receive information we need to issue the Contract at our Administrative Office in good order;
•	we receive a minimum initial premium payment (except for 403(b) Contracts); and
•	the annuitant is age 85 or younger.

In order to purchase the optional compounding minimum death benefit rider, annual step-up death benefit rider or Additional Earnings Rider, you, a joint owner and the annuitant must be age 75 or younger. If you purchase the compounding minimum death benefit rider or the annual step-up death benefit rider, you cannot drop it after we issue your Contract. You may purchase the Additional Earnings Rider at issue or on any Monthiversary during the accumulation period if you have not already purchased an optional death benefit rider. You may not purchase the Additional Earnings Rider if you have purchased an optional death benefit rider.

Premium Payments

You should make checks or drafts for premium payments payable only to “Western Reserve Life” and send them to our Administrative Office. Your check or draft must be honored in order for us to pay any associated payments and benefits due under the Contract.

We do not accept cash. We reserve the right to not accept third party checks. A third party check is a check that is made payable to one person who endorses it and offers it as payment to a second person. Checks should normally be payable to “Western Reserve Life”, however, in some circumstances, at our discretion we may accept third party checks that are from a rollover or a transfer from other financial institutions. Any third party checks not accepted by the company will be returned.

We reserve the right to reject or accept any form of payment. Any unacceptable forms of payment will be returned.

Initial Premium Requirements

The initial premium payment for nonqualified Contracts must be at least $5,000. However, you may make a minimum initial premium payment of $1,000, rather than $5,000, if you indicate on your application that you anticipate making minimum monthly payments of at least $100 by electronic funds transfer. For traditional or Roth IRAs the minimum initial premium payment is $1,000 and for qualified Contracts other than traditional or Roth IRAs, the minimum initial premium payment is $50.

We will credit your initial premium payment to your Contract within two business days after the day we receive it and your complete Contract information in good order. If we are unable to credit your initial premium payment, we (or your agent) will contact you within five business days and explain why. We will also return your initial premium payment at that time unless you tell us (or your agent) to keep it. We will credit your initial premium payment as soon as we receive all necessary application information.

The date on which we credit your initial premium payment to your Contract is generally the Contract date. The Contract date is used to determine Contract years, Contract months and Contract anniversaries.

Although we do not anticipate delays in processing your application, we may experience delays if agents fail to forward applications and premium payments to our Administrative Office in a timely manner. Any delays will affect when your Contract can be issued and when your purchase payment is allocated among the investment choices.

If you wish to make premium payments by bank wire, please contact our Administrative Office at 1-800-851-9777 (Monday – Friday 8:30 a.m. – 7:00 p.m. Eastern Time.

We may reject any application or premium payment for any reason permitted by law.

Additional Premium Payments

You are not required to make any additional premium payments. However, you can make additional premium payments as often as you like during the lifetime of the annuitant and prior to the maturity date. We will accept premium payments by bank wire or by check. Additional premium payments must be at least $50 ($100 monthly in the case of nonqualified Contracts with a $1,000 initial premium payment and $1,000 if by wire). We will credit any additional premium payments you make to your Contract at the accumulation unit value computed at the end of the business day on which we receive them at our Administrative Office in good order. Our business day closes when the NYSE closes, usually at 4:00 p.m. Eastern Time. If we receive your premium payments after the close of our business day, we will calculate and credit them as of the close of the next business day.

Maximum Total Premium Payments

We reserve the right to reject cumulative premium payments over $1,000,000 (this includes subsequent premium payments) for all contracts with the same owner or same annuitant issued by us or an affiliate.

Allocation of Premium Payments

On the Contract date, we will allocate your premium payment to the investment choices you selected on your application. Your allocation must be in whole percentages which must total 100%. We will allocate additional premium payments as you selected on your application, unless you request a different allocation.

Unless otherwise required by state law, we reserve the right to limit the amount you may allocate or transfer to the fixed account.

If you allocate purchase payments to the Dollar Cost Averaging Program, then you must give us instructions regarding the subaccount(s) to which transfers are to be made or we cannot accept your purchase payment.

You may change allocations for future additional premium payments by writing to or telephoning the Administrative Office or by visiting our website – www.westernreserve.com, subject to the limitations described under Section 4. Investment Choices – Telephone, Fax and Internet Transactions. The allocation change will apply to premium payments received after the date we receive the change request at our Administrative Office in good order.

You should review periodically how your purchase payments are divided among the subaccounts because market conditions and your overall financial objectives may change.

Right to Cancel Period

You may return your Contract for a refund within 10 days after you receive it (or longer if required by state law). In most states, the amount of the refund will be the total premium payments we have received, plus (or minus) any gains (or losses) in the amounts you invested in the subaccounts. You will keep any gains, and bear any losses, on amounts that you invested in the subaccounts. If state law requires, we will refund your original premium payment(s). We determine the value of the refund as of the date we receive (in good order at our Administrative Office) your written notice of cancellation and the returned Contract at our Administrative Office. We will pay the refund within 7 days after we receive (in good order at our Administrative Office) your written notice of cancellation and the returned Contract. The Contract will then be deemed void.

Annuity Value

You should expect your annuity value to change from valuation period to valuation period to reflect the investment performance of the portfolios, the interest credited to your value in the fixed account, and the fees and charges we deduct. A valuation period begins at the close of business on each valuation date and ends at the close of business on the next valuation date. A valuation date is any day the NYSE is open. Our business day closes when the NYSE closes, usually 4:00 p.m. Eastern Time. We observe the same holidays as the NYSE.

Accumulation Units

We measure the value of your Contract during the accumulation period by using a measurement called an accumulation unit. During the income phase, we use a measurement called an annuity unit. When you direct money into a subaccount, we credit your Contract with accumulation units for that subaccount. We determine how many accumulation units to credit by dividing the dollar amount you direct to the subaccount by the subaccount’s accumulation unit value as of the end of that valuation date. If you partially surrender or transfer out of a subaccount, or if we assess a transfer charge, annual Contract charge, any surrender charge, or any Additional Earnings Rider charge, we subtract accumulation units from the subaccounts using the same method.

Each subaccount’s accumulation unit value was set at $10 when the subaccount started. We recalculate the accumulation unit value for each subaccount at the close of each valuation date. The new accumulation unit value reflects the investment performance and the fees and expenses of the underlying portfolio, and the daily deduction of the mortality and expense risk charge and the administrative charge. For a detailed discussion of how we determine accumulation unit values, see the SAI.

4.	INVESTMENT CHOICES

The Separate Account

The WRL Freedom Premier variable annuity offers you a means of investing in various underlying portfolios offered by different investment companies (by investing in corresponding subaccounts). The companies that provide investment advice and administrative services for the underlying fund portfolios offered through this Contract are listed in Appendix A: Portfolios Associated with the Subaccounts.

The general public may not purchase these portfolios. Their investment objectives and policies may be similar to other portfolios and mutual funds managed by the same investment adviser or sub-adviser that are sold directly to the public. You should not expect that the investment results of the other portfolios and mutual funds will be comparable to the portfolios offered by this prospectus.

There is no assurance that a portfolio will achieve its stated objective(s). For example, during extended periods of low interest rates, the yield of a money market subaccount may become extremely low and possibly negative. More detailed information may be found in the fund prospectuses. You should read the fund prospectuses carefully before you invest.

Please contact our Administrative Office at 1-800-851-9777 (Monday — Friday 8:30 a.m. — 7:00 p.m. Eastern Time) or visit our website (www.westernreserve.com) to obtain an additional copy of the fund prospectuses containing more complete information concerning the funds and portfolios.

Note: If you received a summary prospectus for any of the portfolios listed in Appendix A: Portfolios Associated with the Subaccounts, please follow the instructions on the first page of the summary prospectus to obtain a copy of the full fund prospectus.

Selection of Underlying Portfolios

The underlying portfolios offered through this product are selected by Western Reserve, and Western Reserve may consider various factors, including, but not limited to, asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the underlying portfolio or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates. For additional information about these arrangements, see “Revenue We Receive.” We review the portfolios periodically and may remove a portfolio, or limit its availability to new premiums and/or transfers of cash value if we determine that a portfolio no longer satisfies one or more of the selection criteria, and/or if the portfolio has not attracted significant allocations from owners. We have included the Transamerica Series Trust (“TST”) portfolios at least in part because they are managed by Transamerica Asset Management, Inc. (“TAM”), our directly owned subsidiary.

You are responsible for choosing the portfolios, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Because investment risk is borne by you, decisions regarding investment allocations should be carefully considered.

In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the portfolios that is available to you, including each fund’s prospectus, statement of additional information and annual and semi/annual reports. Other sources such as newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a fund or portfolio. After you select portfolios for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in the cash value of your Contract resulting from the performance of the Portfolios you have chosen.

We do not recommend or endorse any particular portfolio and we do not provide investment advice.

We do not guarantee that each portfolio will always be available for investment through the Contract. We reserve the right, subject to compliance with applicable laws, to add new portfolios or portfolio classes, close existing portfolios or portfolio classes to allocations of new premiums by existing or new Contract owners at any time or substitute portfolio shares that are held by any subaccount for shares of a different portfolio. New or substitute portfolios or portfolio classes may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by applicable law.

We reserve the right to limit the number of subaccounts you are invested in at any one time.

Addition, Deletion, or Substitution of Investments

We reserve the right, subject to compliance with applicable law, to add, remove or combine subaccounts, and substitute the shares that are held by the separate account for shares of another portfolio, at our discretion. We reserve the right to eliminate the shares of any portfolios of a fund and to substitute shares of another portfolio of a fund (or of another open-end registered investment company) if the shares of a portfolio are no longer available for investment or, if in our judgment further investment in any portfolio should become inappropriate in view of the purposes of the separate account. We will not, however, substitute shares attributable to an owner’s interest in a subaccount without notice to, and prior approval of, the Securities and Exchange Commission (the “SEC”) to the extent required by the Investment Company Act of 1940, as amended (the “1940 Act”), or other applicable law.

We also reserve the right to establish additional subaccounts, each of which would invest in a new portfolio of a fund, or in shares of another investment company, with a specified investment objective. New subaccounts may be established when, in the sole discretion of Western Reserve, marketing, tax, investment or other conditions warrant, and any new subaccounts will be made available to existing owners on a basis to be determined by Western Reserve. We may also eliminate one or more subaccounts if, in our sole discretion, marketing, tax, investment or other conditions warrant. In the event any subaccount is eliminated, Western Reserve will notify you and request a reallocation of the amounts invested in the eliminated subaccount.

Similarly, Western Reserve may, at its discretion, close a subaccount to new investment (either transfers or premium payments). If you allocate premium to a subaccount that is closed to new investments, we will require new instructions, the requested transaction will be canceled and the premium will be returned.

In the event of any such substitution or change, we may by appropriate endorsement, make such changes in the Contracts and other annuity contracts as may be necessary or appropriate to reflect such substitution or change. If deemed by us to be in the best interests of persons having voting rights under the Contracts, the separate account may be (1) operated as a management company under the 1940 Act or any other form permitted by law, (2) deregistered under the 1940 Act in the event such registration is no longer required, Or (3) combined with one or more other separate accounts. To the extent permitted by applicable law, Western Reserve also may (1) transfer the assets of the separate account associated with the Contracts to another account or accounts, (2) restrict or eliminate any voting rights of owner or other persons who have voting rights as to the separate account, (3) create new separate accounts, (4) add new subaccounts to or remove existing subaccounts, or (5) add new underlying fund portfolios, or substitute a new fund for an existing fund.

The Fixed Account

Premium payments you allocate to and amounts you transfer to the fixed account become part of the general account of Western Reserve. Interests in the general account have not been registered under the Securities Act of 1933 (the “1933 Act”), nor is the general account registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Accordingly, neither the general account nor any interests in the general account is generally subject to the provisions of the 1933 Act or 1940 Act. Western Reserve has been advised that the staff of the SEC has not reviewed the disclosure in this prospectus which relates to the fixed account.

While we do not guarantee that the fixed account will always be available for investment, we guarantee that the interest credited to the fixed account will not be less than 2% (in most states) per year. We have no formula for determining fixed account current interest rates. We establish the interest rate, at our sole discretion, for each premium payment or transfer into the fixed account. Rates are guaranteed for at least one year, but will never be less than 2% per year.

The minimum fixed account cash value upon full surrender is 90% of the fixed account premium payments less partial surrenders and transfers from the fixed account accumulated at 3% per year.

Any money you allocate or transfer to the fixed account will be placed with the other general assets of Western Reserve. All assets in our general account are subject to the general liabilities of our business operations. The amount of money you are able to accumulate in the fixed account during the accumulation period depends upon the total interest credited. The amount of annuity payments you receive during the income phase under a fixed annuity option will remain level for the entire income phase.

When you request a transfer, or if we consent to a partial surrender, from the fixed account, we will account for it on a first-in, first-out (“FIFO”) basis, for purposes of crediting your interest. This means that we will take the deduction from the oldest money you have put in the fixed account. You may transfer money from the fixed account to the subaccounts once during each Contract year, subject to certain restrictions. You may not transfer money between the fixed account and the subaccounts during the income phase. You may not make partial surrenders from the fixed account unless we consent.

Unless otherwise required by state law, we reserve the right to limit the amount you may allocate or transfer to the fixed account.

Transfers

During the accumulation period, you or your agent/registered representative of record may make transfers from any subaccount. However, if you elect the asset rebalancing program, you may not make any transfers if you want to continue in the program. A transfer would automatically cancel your participation in the asset rebalancing program.

Currently, we allow you to transfer up to 100% of the amount in the fixed account. However, we reserve the right to require that you comply with one or more of the following:

•	That you only make one transfer per Contract year. This restriction does not apply if you have selected dollar cost averaging;
•	That you request transfers from the fixed account in writing;
•	That you only make transfers from the fixed account during the 30 days following each contract anniversary; and
•	That you limit the maximum amount you transfer from the fixed account to the greater of:
(1)	25% of the amount in the fixed account; or

(2)	the amount you transferred from the fixed account in the immediately prior Contract year.

(Note: This restriction may prolong the period of time it takes to transfer the total annuity value allocated to the fixed account to other investment choices. You should carefully consider whether investment in the fixed account meets your needs and investment criteria.)

Before affecting any of these requirements, we will notify you in writing, and they will apply uniformly to all Owners.

Except when used to pay premiums, we may also defer payment of any amounts from the fixed account for no longer than six months after we receive written notice of your request for the transfer. Transfers from the fixed account are not available through our Internet website.

During the income phase of your Contract, you may transfer values from one subaccount to another. No transfers may be made to or from the fixed account during the income phase. The minimum amount that can be transferred during this phase is the lesser of $10 of monthly income, or the entire monthly income of the variable annuity units in the subaccount from which the transfer is being made. We may limit subaccount transfers to one per Contract year.

The fixed account is not available in all states. If your Contract was issued in Washington, Oregon, New Jersey or Massachusetts, you may not transfer any of their Contract value to the fixed account.

Transfers may be made by telephone, fax, mail or Internet, subject to limitations described under Section 4. Investment Choices – Telephone, Fax and Internet Transactions. We consider all transfers made in any one day to be a single transfer.

If you make more than 12 transfers from the subaccounts in any Contract year, we will charge you $10 for each additional transfer you make during that year. There is no charge for transfers from the fixed account. We do not currently charge for Internet transfers, although we reserve the right to do so in the future.

Transfers to and from the subaccounts will be processed based on the accumulation unit values determined at the end of the business day on which we receive your written, telephoned, internet or faxed request, provided we receive your request in good order before the close of our business day (usually

4:00 p.m. Eastern Time). If we receive your request after the close of our business day, we will process the transfer request using the accumulation unit value for the next business day.

Market Timing and Disruptive Trading

The market timing policy and the related procedures (discussed below) do not apply to the ProFunds or Access subaccounts because the corresponding portfolios are specifically designed to accommodate frequent transfer activity. If you invest in the ProFunds or Access subaccounts, you should be aware that you may bear the costs and increased risks of frequent transfers discussed below.

Statement of Policy. This variable insurance product was not designed for the use of market timers or frequent or disruptive traders (frequent transfers are considered to be disruptive). Such transfers may be harmful to the underlying fund portfolios and increase transaction costs.

Market timing and disruptive trading among the subaccounts or between the subaccounts and the fixed account can cause risks with adverse effects for other contract owners (and beneficiaries and underlying fund portfolios). These risks and harmful effects include:

(1)	dilution of the interests of long-term investors in a subaccount if purchases or transfers into or out of an underlying fund portfolio are made at prices that do not reflect an accurate value for the underlying fund portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”);

(2)	an adverse effect on portfolio management, such as:
(a)	impeding a portfolio manager’s ability to sustain an investment objective;
(b)	causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or
(c)	causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio; and

(3)	increased brokerage and administrative expenses.

These costs are borne by all contract owners invested in those subaccounts, not just those making the transfers.

We have developed policies and procedures with respect to market timing and disruptive trading (which vary for certain subaccounts at the request of the corresponding underlying fund portfolios) and we do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading. As discussed herein, we cannot detect or deter all market timing or potentially disruptive trading. Do not invest with us (except in the ProFunds or Access subaccounts as discussed above) if you intend to conduct market timing or potentially disruptive trading.

Detection. We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying fund portfolio will not suffer harm from market timing and disruptive trading among subaccounts of variable products issued by these other insurance companies or retirement plans.

Deterrence. If we determine you are engaged in market timing or disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other contract owners (or others having an interest in the variable insurance products). As described below, restrictions may take various forms, but under our current policies and procedures will include loss of expedited transfer privileges. We consider transfers by telephone, fax, overnight mail, or the Internet to be “expedited” transfers. This means that we would accept only written transfer requests with an original signature transmitted to us only by U.S. mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the payment or transfer, or series of transfers, would have a negative impact on an underlying fund portfolio’s operations, or (2) if an underlying fund portfolio would reject or has rejected our purchase order or has instructed us not to allow that purchase or transfer, or (3) because of a history of market timing or disruptive trading. We may impose other restrictions on transfers, or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege on a case-by-case basis. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit. Because determining whether to impose any such special restrictions depends on our judgment and discretion, it is possible that some contract owners could engage in disruptive trading that is not permitted for others. We also reserve the right to reverse a potentially harmful transfer if an underlying fund portfolio refuses or reverses our order; in such instances some contract owners may be treated differently than others in that some transfers may be reversed and others allowed. For all of these purposes, we may aggregate two or more variable insurance products that we believe are connected. If you engage a third party investment advisor for asset allocation services, then you may be subject to these transfer restrictions because of the actions of your investment advisor in providing these services.

In addition, transfers for multiple policies invested in the Transamerica Series Trust underlying fund portfolios which are submitted together may be disruptive at certain levels. At the present time, such aggregated transactions likely will not cause disruption if less than one million dollars total is being transferred with respect to any one underlying fund portfolio (a smaller amount may apply to smaller portfolios). Please note that transfers of less than one million dollars may be disruptive in some circumstances and the general amount may change quickly.

In addition to our internal policies and procedures, we will administer your variable insurance product to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying fund portfolios.

Under our current policies and procedures, we do not:

•	impose redemption fees on transfers; or
•

expressly limit the number or size of transfers in a given period except for certain subaccounts where an underlying fund portfolio has advised us to prohibit certain transfers that exceed a certain size.

Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

In the absence of a prophylactic transfer restriction (e.g., expressly limiting the number of trades within a given period or limiting trades by their size), it is likely that some level of market timing and disruptive trading will occur before it is detected and steps taken to deter it (although some level of market timing and disruptive trading can occur with a prophylactic transfer restriction). As noted above, we do not impose a prophylactic transfer restriction and, therefore, it is likely that, some level of market timing and disruptive trading will occur before we are able to detect it and take steps in an attempt to deter it.

Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity. Our ability to detect market timing or disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by contract owners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the variable investment options available under this variable insurance product, there is no assurance that we will be able to detect or deter market timing or disruptive trading by such contract owners or intermediaries acting on their behalf. Moreover, our ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that we cannot predict.

Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter harmful trading that may adversely affect other contract owners, other persons with material rights under the variable insurance products, or underlying fund shareholders generally, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on owners engaging in market timing or disruptive trading among the investment options under the variable insurance product. In addition, we may not honor transfer requests if any variable investment option that would be affected by the transfer is unable to purchase or redeem shares of its corresponding underlying fund portfolio.

Underlying Fund Portfolio Frequent Trading Policies. The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. Underlying fund portfolios may, for example, assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period of time. The prospectuses for the underlying fund portfolios describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading. Contract owners should be aware that we may not have the contractual ability or the operational capacity to monitor contract owners’ transfer requests and apply the frequent trading policies and procedures of the respective underlying funds that would be affected by the transfers. Accordingly, contract owners and other persons who have material rights under our variable insurance products should assume that any protection they may have against potential harm from market timing and disruptive trading is the protection, if any, provided by the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading in certain subaccounts.

Contract owners should be aware that we are required to provide to an underlying fund portfolio or its designee, promptly upon request, certain information about the trading activity of individual contract owners, and to restrict or prohibit further purchases or transfers by specific contract owners identified by an underlying fund portfolio as violating the frequent trading policies established for that portfolio.

Omnibus Orders. Contract owners and other persons with material rights under the variable insurance products also should be aware that the purchase and redemption orders received by the underlying fund portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products. The omnibus nature of these orders may limit the underlying fund portfolios’

ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying fund portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of underlying fund portfolio shares, as well as the owners of all of the variable annuity or life insurance policies, including ours, whose variable investment options correspond to the affected underlying fund portfolios. In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more transfer requests from owners engaged in market timing and disruptive trading, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

ProFunds and Access Subaccounts. The restrictions above do not apply to ProFunds or Access subaccounts. Because the above restrictions do not apply to the ProFunds or Access subaccounts, they may have a greater risk than others of suffering from the harmful effects of market timing and disruptive trading, as discussed above (i.e., dilution, an adverse effect on portfolio management, and increased expenses).

Dollar Cost Averaging Program

Dollar cost averaging allows you to transfer systematically a specific amount each month from the fixed account, the TA AEGON Money Market subaccount, the TA JPMorgan Core Bond subaccount or any combination of these accounts, to a different subaccount. You may specify the dollar amount to be transferred monthly; however, you must transfer at least $100 monthly. To qualify, a minimum of $5,000 must be in each subaccount from which we make transfers.

You may request dollar cost averaging at any time. A dollar cost averaging program will begin once we receive at our Administrative Office in good order all necessary information and the minimum required amount. There is no charge for this program. However, these transfers do count towards the 12 free transfers allowed during each Contract year.

If you make dollar cost averaging transfers from the fixed account, each month you may transfer no more than 1/10th of the dollar amount in the fixed account on the date you start dollar cost averaging. (Please note, a Dollar Cost Averaging Program will not begin on the 29th, 30th, or 31st of the month. If a program would have started on one of these dates, it will start on the 1st business day of the following month.)

By transferring a set amount on a regular schedule instead of transferring the total amount at one particular time, you may reduce the risk of investing in the portfolios only when the price is high. Dollar cost averaging does not guarantee a profit and it does not protect you from loss if market prices decline.

We reserve the right to discontinue offering dollar cost averaging 30 days after we send notice to you. Dollar cost averaging is not available if you have elected the asset rebalancing program or if you elect to participate in any asset allocation service provided by a third party.

Dollar Cost averaging will terminate if (i) we receive (at our Administrative Office or by phone) from you or your authorized registered representative a request to cancel your participation, (ii) or the value in the account from which we make the transfers is depleted.

If we receive additional premium payments after a Dollar Cost Averaging program is completed; the additional premium will be allocated according to the current payment allocations at that time and will not reactivate a completed Dollar Cost Averaging program. New Dollar Cost Averaging instructions will be required to Dollar Cost Average this additional premium.

Asset Rebalancing Program

During the accumulation period you can instruct us to rebalance automatically the amounts in your subaccounts to maintain your desired asset allocation. This feature is called asset rebalancing. To enter into asset rebalancing, you must submit a completed request form, signed by the owner to our Administrative Office. To end participation in asset rebalancing, you or your authorized registered representative may call or write to our Administrative Office. Entrance to the asset rebalancing program is limited to once per Contract year. However, we will not rebalance if you are in the dollar cost averaging program or systematic partial surrender program, if you elect to participate in any asset allocation service provided by a third party or if you request any other transfer or if we receive your request to discontinue participation at our Administrative Office. Asset rebalancing ignores amounts in the fixed account. You can choose to rebalance monthly, quarterly, semi-annually, or annually.

If you request the Asset Rebalancing program, we will change your future payment allocation to match the subaccounts in your Asset Rebalancing Program.

To qualify for asset rebalancing, a minimum annuity value of $5,000 for an existing Contract, or a minimum initial premium payment of $5,000, for a new Contract, is required. Any annuity value in the fixed account value may not be included in the asset rebalancing program. Asset rebalancing does not guarantee gains, nor does it assure that any subaccount will not have losses.

There is no charge for this program. However, each reallocation which occurs under asset rebalancing will be counted towards the 12 free transfers allowed during each Contract year.

We reserve the right to discontinue, modify or suspend the asset rebalancing program at any time.

Telephone, Fax and Internet Transactions

You may make transfers, change the allocation of additional premium payments and (generally) request partial surrenders by telephone. Telephonic partial surrenders are not allowed in the following situations:

•	for qualified Contracts (except IRA, Roth IRA, SEP, SIMPLE);
•	if the amount you want to withdraw is $50,000 and over; or
•	if the address of record has been changed within the past 15 days.

Upon instructions from you, the registered representative/agent of record for your Contract may also make telephonic transfers or partial surrenders for you. If you do not want the ability to make transfers or partial surrenders by telephone, you should notify us in writing.

You may make telephonic transfers, allocation changes or request partial surrenders by calling our toll-free number: 1-800-851-9777 (Monday-Friday 8:30 a.m.-7:00 p.m. Eastern Time). You will be required to provide certain information for identification purposes when you request a transaction by telephone. We may also require written confirmation of your request. We will not be liable for losses resulting from telephone requests that we believe are genuine. Telephone transfers for contracts owned by trusts will only be allowed if a current trust certification form with a signature guarantee is on file at our Administrative Office. If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent transactions.

Telephone, fax and Internet orders must be received in good order at our Administrative Office while the New York Stock Exchange is open for regular trading to receive same-day pricing. Orders received in good order at our office after the close of the New York Stock Exchange will receive the price computed at the end of the next business day.

We may deny the telephone transaction privileges to market timers and frequent or disruptive traders.

To request a transfer or partial surrender, please fax your request to us at 877-355-4385. We will not be responsible for same-day processing of transfers or partial surrenders if you fax your request to a number other than this fax number.

You may make certain transfers and change premium payment allocations through our website - www.westernreserve.com.

We will not be responsible for transmittal problems which are not reported to us by the following business day. Any reports must be accompanied by proof of the faxed transmittal.

We cannot guarantee that telephone, fax or Internet transactions will always be available. For example, our Administrative Office may be closed during severe weather emergencies or there may be interruptions in telephone service or problems with computer systems that are beyond our control. If the volume of calls is unusually high, we might not have someone immediately available to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. Outages or slowdowns may prevent or delay our receipt of your request.

In addition, you should protect your personal identification number (“PIN”) because self-service options will be available to your agent of record and to anyone who provides your PIN. We will not be able to verify that the person providing instructions via an automated telephone or online system is you or is authorized to act on your behalf.

We may discontinue the availability of telephone, fax or Internet transactions at any time.

Third Party Investment Services

Western Reserve or an affiliate may provide administrative or other support services to independent third parties you authorize to conduct transfers on your behalf, or who provide recommendations as to how your subaccount values should be allocated. This includes, but is not limited to, transferring subaccount values among subaccounts in accordance with various investment allocation strategies that these third parties employ.

Western Reserve does not engage any third parties to offer investment allocation services of any type, so that persons or firms offering such services do so independent from any agency relationship they may have with Western Reserve for the sale of Contracts. Western Reserve, therefore, takes no responsibility for the investment allocations and transfers transacted on your behalf by such third parties or any investment allocation recommendations made by such parties.

Western Reserve does not currently charge you any additional fees for providing these support services. Western Reserve reserves the right to discontinue providing administrative and support services to owners utilizing independent third parties who provide investment allocation and transfer recommendations.

Note carefully:

•	Western Reserve does not offer, and does not engage any third parties to offer, investment allocation services of any type for use with the Contract.
•

Western Reserve is not party to any agreement that you may have with any third parties that offer investment allocation services for use with your Contract. Western Reserve is not responsible for any recommendations such investment advisers make, any investment strategies they choose to follow, or any specific transfers they make on your behalf.

•	Any fee that is charged by third parties offering investment allocation services for use with your Contract is in addition to the fees and expenses that apply under your Contract.
•	If you make withdrawals from your Contract value to pay advisory fees, then taxes may apply to any such withdrawals and tax penalties may be assessed on withdrawals made before you attain age 59 1/2.
5.	EXPENSES

There are charges and expenses associated with your Contract that reduce the return on your investment in the Contract. Unless we indicate otherwise, the expenses described below apply only during the accumulation period. The charges we deduct are used to pay aggregate Contract costs and expenses that we incur in providing the services and benefits under the Contract and assuming the risks associated with the Contract and riders. The charges may result in a profit to us.

Mortality and Expense Risk Charge

We charge a fee as compensation for bearing certain mortality and expense risks under the Contract. Examples include a guarantee of annuity rates, the death benefits, certain Contract expenses, and assuming the risk that the current charges will be insufficient in the future to cover costs of administering the Contract. The mortality and expense risk charge is equal, on an annual basis, to 0.85% of the average daily net assets that you have invested in each subaccount. If you add the compounding minimum death benefit or annual step-up death benefit, the mortality and expense risk charge increases to 1.25%. This charge is deducted daily from the subaccounts during the accumulation period. During the income phase, if you elect a variable annuity option, we deduct a daily separate account annuitization charge from your subaccount assets equal to an annual rate of 1.40% in place of the mortality and expense risk and administrative charges.

If these charges do not cover our actual mortality and expense risk costs, we absorb the loss. Conversely, if the charges more than cover actual costs, the excess is added to our surplus. We expect to profit from these charges. We may use any profits to cover distribution costs.

Administrative Charge

We deduct an annual administrative charge to partially cover the costs of administering the Contracts. This charge is assessed daily and is equal to 0.40% per year of the average daily net assets that you have invested in each subaccount.

Additional Earnings Rider Charge

If you select the Additional Earnings Rider, there is an annual charge during the accumulation period of 0.35% of your Contract’s annuity value. The charge will not be increased once the rider has been issued. We deduct the rider charge from your annuity value on each rider anniversary and pro rata on the termination date of the rider, including Contract surrender. We do not assess this charge during the income phase.

Annual Contract Charge

We deduct an annual Contract charge of $30 from your annuity value on each Contract anniversary during the accumulation period and at surrender. We deduct this charge from the fixed account and each subaccount in proportion to the amount of annuity value in each account. We deduct this charge to cover our costs of administering the Contracts. We currently waive this charge if either the annuity value, or the total premium payments, minus all partial surrenders (including any surrender charges), equals or exceeds $50,000 on the Contract anniversary for which the charge is payable.

Transfer Charge

You are generally allowed to make 12 free transfers among the subaccounts per Contract year. If you make more than 12 transfers per Contract year, we charge $10 for each additional transfer. We deduct the charge from the amount transferred. Dollar cost averaging and asset rebalancing transfers are considered transfers. All transfer requests made on the same day are treated as a single request. There is no charge for transfers from the fixed account, however, they will be counted towards the 12 free allowed per Contract year. We do not currently charge for Internet transfers, although we reserve the right to do so in the future. We deduct the charge to compensate us for the cost of processing the transfer.

Loan Processing Fee

If you take a Contract loan, we will impose a $30 loan processing fee. We deduct this fee from the loan amount. This fee is not applicable in all states. This fee covers loan processing and other expenses associated with establishing and administering the loan reserve. Contract loans are available only under certain types of qualified Contracts.

Premium Taxes

Some states assess premium taxes on the premium payments you make. A premium tax is a regulatory tax that some states assess on the premium payments made into a contract. If we should have to pay any premium tax, we may deduct the tax from each premium payment or from the accumulation unit value as we incur the tax. We may deduct the total amount of premium taxes, if any, from the annuity value when:

•	you elect to begin receiving annuity payments;
•	you surrender the Contract;
•	you request a partial surrender; or
•	a death benefit is paid.

Generally, premium taxes range from 0% to 3.50%, depending on the state.

Federal, State and Local Taxes

We may in the future deduct charges from the Contract for any taxes we incur because of the Contract. However, no deductions are being made at the present time.

Special Service Fees

We will deduct a charge for special services you request.

Surrender Charge

During the accumulation period, except under certain qualified Contracts, you may surrender part or all of the annuity value. We impose a surrender charge to help us recover sales expenses, including broker/dealer compensation and printing, sales literature and advertising costs. We expect to profit from this charge. We deduct this charge from your annuity value at the time you request a partial or complete surrender.

Unless we otherwise consent, the minimum amount available each time you request a partial surrender is $500.

If you take a partial surrender or if you surrender your Contract completely, we will deduct a surrender charge of up to 7% of premium payments surrendered within seven years after we receive a premium payment. We calculate the surrender charge on the full amount we must withdraw from your annuity value in order to pay the surrender amount, including the surrender charge. To calculate surrender charges, we treat surrenders as coming first from the oldest premium payment, then the next oldest and so forth.

The following schedule shows the surrender charges that apply during the seven years following each premium payment:

Number of Months Since Premium Payment Date	Surrender Charge
12 or less	7%
13 through 24	7%
25 through 36	6%
37 through 48	5%
49 through 60	4%
61 through 72	3%
73 through 84	2%
85 or more	0%

For example, assume your premium is $100,000, you have taken no partial surrenders, your annuity value is $106,000 in the 15th contract month and you request a full surrender. You would pay a surrender charge of $7,000 on the $100,000 premium, (7% of $100,000). Likewise, if there was a market loss and you requested a full surrender (annuity value is $80,000), you would pay a surrender charge of $7,000 (7% of $100,000).

Keep in mind that partial and complete surrenders may be taxable, and if made before age 59 1/2, may be subject to a 10% federal penalty tax. For tax purposes, partial and complete surrenders are considered to come from earnings first.

There are several ways that you may make a partial surrender and we will not deduct the full surrender charge:

1.  Partial Surrenders Up to the Free Amount. During any Contract year, you may request a partial surrender and we will not impose a surrender charge on any amount up to the maximum free amount. However, if you later completely surrender your Contract while surrender charges still apply, we will deduct from your annuity value the charge we would have deducted if there had been no free amount (does not apply to New Jersey residents). For partial surrenders under the Contract, the maximum free amount you can partially surrender without a surrender charge is equal to (a) plus (b) where:

(a)	is equal to:
(i)	the annuity value on the date of the partial surrender; plus
(ii)	any amounts previously surrendered from the Contract under (b) below; plus
(iii)	any amounts previously surrendered from the Contract that were subject to surrender charges; minus
(iv)	the total of all premiums paid for the Contract.

AND

(b)	is equal to:
(i)	10% of the remaining annuity value following the determination of (a) above on the date of the partial surrender; minus
(ii)	any amounts partially surrendered under (b)(i) above during the Contract year in which the partial surrender is requested.

For example, assume that you make a $100,000 premium payment to your Contract at issue and make no more premium payments. Also assume at the end of the 13th Contract month there is an annuity value of $108,000 before a partial surrender of $11,000 is taken out surrender charge free ($8,000 is surrender charge free under (a) ($108,000 — $100,000 = $8,000), and $3,000 is surrender charge free under (b) ($100,000 × 10% = $10,000 maximum amount under (b)). If, at the end of the 19th Contract month, there is an annuity value of $106,000 before a partial surrender of $20,000 is taken out, the surrender charge on this partial surrender will be calculated as follows:

(a)(i)	$106,000 is the annuity value on the date of the partial surrender; and is added to
(a)(ii)	$3,000 is the amount of the surrender that occurred in the 13th month surrendered under (b) of the formula (see paragraph above); plus
(a)(iii)	$0 are amounts previously surrendered that were subject to surrender charges; minus
(a)(iv)	$100,000 is the total of all premiums paid.

The total for (a) is: $106,000 + $3,000 + $0 — $100,000 = $9,000

AND

(b)(i)	$9,700 is 10% of the remaining annuity value following the determination of (a) above on the date of partial surrender [$106,000 — $9,000 = $97,000 (remaining annuity value) × 10% = $9,700]; minus
(b)(ii)	$3,000 is the amount partially surrendered under (b)(i) above during the Contract year in which the current partial surrender is requested.

The total for (b) is: $9,700 — $3,000 = $6,700.

The maximum amount of this partial surrender available without a surrender charge is $9,000 (A) + $6,700 (b) = $15,700.

The portion of this partial surrender which is subject to a surrender charge is $20,000 — $15,700 = $4,300.

The surrender charge is calculated to be $323.66 (7% of $4,624).

The total amount we will deduct from your annuity value for the surrender will be $20,323.66 which includes the surrender charge. You will receive $20,000.

2.  Systematic Partial Surrenders. During any Contract year, you may make a systematic partial surrender on a monthly, quarterly, semi-annual or annual basis without paying surrender charges. Systematic partial surrenders must be at least $50. The amount of the systematic partial surrender may not exceed 10% of the annuity value at the time the surrender is made, divided by the number of surrenders made per calendar year. We reserve the right to discontinue systematic partial surrenders if any surrender would reduce your annuity value below $5,000.

You may elect to begin or discontinue systematic partial surrenders at any time. However, we must receive written notice at our Administrative Office at least 30 days prior to the date systematic partial surrenders are to be discontinued. (Additional limitations apply. See Section 7. Access to Your Money - Systematic Partial Surrenders.)

3.  Nursing Care Facility Waiver. If your Contract contains a nursing care facility waiver, we will waive the surrender charge, provided:

•	you (or any joint owner) have been confined to a nursing care facility for 30 consecutive days or longer;
•	your confinement began after the Contract date; and
•	you provide us with satisfactory written evidence of your confinement, including dates, at the time you make each request for partial surrender or complete surrender.

We will waive the surrender charge under this waiver only for partial and complete surrenders made during your confinement or within two months after your confinement ends.

There is no restriction on the maximum amount you may withdraw under this benefit.

This waiver is not available in all states.

4.  Terminal Condition Waiver. If your Contract contains a terminal condition waiver, we will waive the surrender charge upon a complete or partial surrender, provided:

•	you (or any joint owner) is diagnosed with a terminal condition after the Contract date;
•	you (or any joint owner) provide a written statement acceptable to us and signed by a physician;
•	the written statement provides the physician’s diagnosis and prognosis of your (or any joint owner’s) non-correctable medical condition; and
•

the written statement says with reasonable medical certainty that the non-correctable medical condition will result in death within 12 months from the date of the written statement, taking into consideration ordinary and reasonable medical care, advice and treatment available in the same or similar communities.

We will waive all surrender charges upon receipt of a complete or partial surrender request if you include such a written statement from a physician with your request. The minimum amount that you may partially surrender under this waiver is $1,000. If you request a complete surrender, or a partial surrender for an amount that reduces the annuity value below the minimum balance required under your Contract, we will pay you the Contract’s complete annuity value and your Contract will terminate.

There is no restriction on the maximum amount you may withdraw under this benefit.

This waiver is not available in all states.

Portfolio Management Fees

The value of the assets in each subaccount is reduced by the management fees and expenses paid by the portfolios. The portfolios also deduct 12b-1 fees from portfolio assets. These fees and expenses reduce the value of your portfolio shares. A description of these fees and expenses is found in the fund prospectuses.

Revenue We Receive

This prospectus describes generally the payments that we (and/or our affiliates) may directly or indirectly receive from the underlying fund portfolios, their advisers, subadvisers, distributors or affiliates thereof, in connection with certain administrative, marketing and other support services we (and/or our affiliates) provide and expenses we incur in offering and selling our variable insurance products. These arrangements are sometimes referred to as “revenue sharing” arrangements and are described further below. While only certain of the types of payments described below may be made in connection with your particular Contract, all such payments may nonetheless influence or impact actions we (and/or our affiliates) take, and recommendations we (and/or our affiliates) make, regarding each of the variable insurance products that we (and our affiliates) offer, including your Contract.

We (and/or our affiliates) may receive some or all of the following types of payments:

•

Rule 12b-1 Fees. We and/or our affiliate, Transamerica Capital, Inc. (“TCI”) who is the principal underwriter for the contracts, indirectly receive 12b-1 fees from certain funds available as investment choices under our variable insurance products. Any 12b-1 fees received by TCI that are attributable to our variable annuity products are then credited to us as an administrative expense. These fees range from 0.00% to 0.45% of the average daily assets of those underlying fund portfolios that are attributable to the Contracts and to certain other variable insurance products that we and our affiliates issue.

•

Administrative, Marketing and Support Service Fees (“Service Fees”). As noted above, an investment adviser, sub-adviser, administrator and/or distributor (or affiliates thereof) of the underlying fund portfolios may make payments to us and/or our affiliates, including TCI. These payments may be derived, in whole or in part, from the profits the investment adviser or sub-adviser realized on the advisory fee deducted from underlying fund portfolio assets. Contract owners, through their indirect investment in the underlying fund portfolios, bear the costs of these advisory fees (see the prospectuses for the underlying funds for more information). The amount of the payments we (or our affiliates) receive is generally based on a percentage of the assets of the particular underlying fund portfolios attributable to the Contract and to certain other variable annuity and insurance products that our affiliates and we issue. These percentages differ and the amounts may be significant. Some advisers or sub-advisers (or other affiliates) pay us more than others.

The following chart provides the maximum combined percentages of 12b-1 fees and Service Fees that we anticipate will be paid to us on an annual basis. Please note: Some of the underlying funds listed in the following chart may not currently be available under your Contract:

Incoming Payments to the Company and/or TCI
Fund	Maximum Fee % of assets(1)
Access One Trust	0.50%
Transamerica Series Trust(2)	0.25%
ProFunds	0.50%
Fidelity® Variable Insurance Products Fund (3)	0.39%

(1)

Maximum Fee % of Assets: Payments are based on a percentage of the average assets of each underlying fund portfolio owned by the subaccounts available under this contract and under certain other variable insurance products offered by our affiliates and us. We and/or TCI may continue to receive 12b-1 fees and administrative fees on funds invested in subaccounts that are closed to new investments, depending on the terms of the agreements supporting those payments and on the services provided.

(2)

TST: Because TST is managed by TAM, an affiliate of ours, there are additional benefits to us and our affiliates for amounts you allocate to the TST underlying fund portfolios, in terms of our and our affiliates’ overall profitability. These additional benefits may be significant. Payments or other benefits may be received from TAM. Such payments or benefits may be entered into for a variety of purposes, such as to allocate resources to us to provide administrative services to the contractholders who invest in subaccounts that invest in the TST underlying fund portfolios. These payments or benefits may take the form of internal credits, recognition, or cash payments. A variety of financial and accounting methods may be used to allocate resources and profits to us. Additionally, if a TST portfolio is sub-advised by an entity that is affiliated with us, we may retain more revenue than on those TST portfolios that are sub-advised by non-affiliated entities. During 2012 we received $15,858,053.12 in benefits from TAM pursuant to these arrangements. This includes the 0.25% amount in the above chart. We anticipate receiving comparable amounts in the future.

(3)	Fidelity® Variable Insurance Products Fund: We receive this percentage once $100 million in fund shares are held by the subaccounts of Western Reserve and its affiliates.

•

Other payments. We and our affiliates, including TCI and Transamerica Financial Advisors, Inc. (“TFA”), also directly or indirectly receive additional amounts or different percentages of assets under management from certain advisers and sub-advisers to the underlying fund portfolios (or their affiliates) with regard to variable insurance products or mutual funds that are issued by us and our affiliates. These amounts may be derived, in whole or in part, from the profits the investment adviser or sub-adviser receives from the advisory fee deducted from underlying fund portfolio assets. Contract owners, through their indirect investment in the underlying fund portfolios, bear the costs of these advisory fees. Certain advisers and sub-advisers of the underlying portfolios (or their affiliates):

•	may each directly or indirectly pay TCI amounts up to $75,000 per year to participate in a “preferred sponsor” program that provides such advisers and sub-advisers with access to TCI’s wholesalers at TCI’s national and regional sales conferences as well as internal and external meetings and events that are attended by TCI’s wholesalers and/or other TCI employees;
•	may pay TFA varying amounts to obtain access to TFA’s wholesaling and selling representatives;
•	may provide us and/or certain affiliates and/or selling firms with occasional gifts, meals, tickets or other compensation as an incentive to market the portfolios and to assist with their promotional efforts; and
•	may reimburse our affiliated selling firms for exhibit booths and other items at national conferences of selling representatives. The amounts may be significant and provide the adviser or subadviser (or other affiliates) with increased access to us and to our affiliates involved in the distribution of the Contract.

For the calendar year ended December 31, 2012, TCI, or its affiliates, received total revenue sharing payments in the amount of $4,254,521.64 from the following Fund managers and/or sub-advisers to participate in TCI’s events: AEGON USA Investment Management, AllianceBernstein Investments, American Funcs, BlackRock Investment Management, LLC, Fidelity Investments, Franklin Templeton Investments, GE Asset Management, Hanlon Investment Management, Inc., ING Clarion Real Estate Securities, Invesco AIM, Janus Capital, Jennison Associates, Legg Mason Capital Management, Logan Circle Investment Partners, Madison Asset

Management, LLC, Morgan Stanley Investment Management, Natixis Global Asset Management, OppenheimerFunds, Pacific Investment Management Company, and Wellington Management Company.

Proceeds from certain of these payments by the underlying fund portfolios, the advisers, the sub-advisers and/or their affiliates may be used for any corporate purpose, including payment of expenses (1) that we and our affiliates incur in promoting, marketing, and administering the contract, and (2) that we incur, in our role as intermediary, in promoting, marketing, and administering the underlying fund portfolios. We and our affiliates may profit from these payments.

For further details about the compensation payments we make in connection with the sale of the Contracts, see “Sale of the Contracts” in this prospectus.

6.    TAX INFORMATION

NOTE: We have prepared the following information on federal income taxes as a general discussion of the subject. It is not intended as tax advice to any individual. The federal income tax consequences discussed herein reflects our understanding of current law, and the law may change. No representation is made regarding the likelihood of continuation of the present federal income tax law or of the current interpretations by the Internal Revenue Service. No attempt is made to consider any applicable state or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under the contract. You should consult your own tax adviser about your own circumstances.

Introduction

Deferred annuity contracts are a way of setting aside money for future needs like retirement. Congress recognized how important saving for retirement is and provided special rules in the Internal Revenue Code (the “Code”) for annuities. Simply stated, these rules generally provide that individuals will not be taxed on the earnings, if any, on the money held in an annuity contract until withdrawn. This is referred to as tax deferral. When a non-natural person (e.g., corporation or certain other entities other than tax-qualified trusts) owns a nonqualified contract, the contract will generally not be treated as an annuity for tax purposes. Thus, the owner must generally include in income any increase in the account value over the investment in the contract during each taxable year.

There are different rules as to how you will be taxed depending on how you take the money out and the type of contract-qualified or nonqualified.

If you purchase the contract as an individual retirement annuity or as part of a 403(b) plan, 457 plan, a pension plan, a profit sharing plan (including a 401(k) plan), or an employer sponsored retirement program, your contract is referred to as a qualified contract. There is no additional tax deferral benefit derived from placing qualified funds into a variable annuity. Features other than tax deferral should be considered in the purchase of a qualified contract. There are limits on the amount of contributions you can make to a qualified contract. Other restrictions may apply including terms of the plan in which you participate. To the extent there is a conflict between a plan’s provisions and a contract’s provisions, the plan’s provisions will control.

If you purchase the contract other than as part of any arrangement described in the preceding paragraph, the contract is referred to as a nonqualified contract.

You will generally not be taxed on increases in the value of your contract, whether qualified or non-qualified, until a distribution occurs (either as a surrender, withdrawal, or as annuity payments). Under certain circumstances, however, you may be subject to current taxation if you assign or pledge or enter into an agreement to assign or pledge any portion of the contract.

The Internal Revenue Service (“IRS”) has not reviewed the contract for qualification as an IRA annuity, and has not addressed in a ruling of general applicability whether the death benefit options and riders available, with the contract, if any, comport with IRA qualification requirements.

The value of death benefit options and riders elected may need to be considered in calculating minimum required distributions from a qualified plan/or contract.

Taxation of Us

We are at present taxed as a life insurance company under part I of Subchapter L of the Code. The separate account is treated as part of us and, accordingly, will not be taxed separately as a “regulated investment company” under Subchapter

M of the Code. We do not expect to incur any federal income tax liability with respect to investment income and net capital gains arising from the activities of the separate account retained as part of the reserves under the contract. Based on this expectation, it is anticipated that no charges will be made against the separate account for federal income taxes. If, in future years, any federal income taxes are incurred by us with respect to the separate account, we may make a charge to that account. We may benefit from any dividends received or foreign tax credits attributable to taxes paid by certain underlying funds to foreign jurisdictions to the extent permitted under federal tax law.

Tax Status of the Contract

Diversification Requirements. In order for a non-qualified variable contract which is based on a segregated asset account to qualify as an annuity contract under Section 817(h) of the Code, the investments made by such account must be “adequately diversified” in accordance with Treasury Regulations. The Regulations apply a diversification requirement to each of the subaccounts. Each separate account, through its underlying fund portfolios and their portfolios, intends to comply with the diversification requirements of the Regulations. We have entered into agreements with each underlying fund portfolio company that require the portfolios to be operated in compliance with the Regulations but we do not have control over the underlying fund portfolio companies. The contract owners bear the risk that the entire contract could be disqualified as an annuity contract under the Code due to the failure of a subaccount to be deemed to be “adequately diversified.”

Owner Control. In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. In Revenue Ruling 2003-91, the IRS stated that whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances.

Revenue Ruling 2003-91 also gave an example of circumstances under which the owner of a variable contract would not possess sufficient control over the assets underlying the contract to be treated as the owner of those assets for federal income tax purposes. To the extent the circumstances relating to the issuance and ownership of a contract vary from those described in Revenue Ruling 2003-91, owners bear the risk that they will be treated as the owner of Separate Account assets and taxed accordingly.

We believe that the owner of a contract should not be treated as the owner of the underlying assets. We reserve the right to modify the contracts to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the contracts from being treated as the owners of the underlying separate account assets. Concerned owners should consult their own tax advisers regarding the tax matter discussed above.

Distribution Requirements. The Code requires that nonqualified contracts contain specific provisions for distribution of contract proceeds upon the death of any owner. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that such contracts provide that if any owner dies on or after the annuity starting date and before the entire interest in the contract has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on such owner’s death. If any owner dies before the annuity starting date, the entire interest in the contract must generally be distributed within 5 years after such owner’s date of death or be used to provide payments to a designated beneficiary beginning within one year of such owner’s death that will be made for the life of the beneficiary or for a period not extending beyond the life expectancy of the beneficiary. However, if upon such owner’s death prior to the annuity starting date, such owner’s surviving spouse is the sole beneficiary, under the nonqualified contract, then the contract may be continued with the surviving spouse as the new owner. If any owner is not a natural person (except in the case of certain grantor trusts), then for purposes of these distribution requirements, the primary annuitant shall be treated as an owner and any death or change of such primary annuitant shall be treated as the death of an owner.

The nonqualified contracts contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in the contracts satisfy all such Code requirements. The provisions contained in the contracts will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.

The Federal Defense of Marriage Act currently does not recognize same-sex marriages or civil unions, even those that are permitted under individual state laws. Therefore, exercise of the spousal continuation provisions of this contract or any riders by persons who do not meet the definition of “spouse” under federal law—e.g., civil union partners and same-sex marriage spouses—may have adverse tax consequences. Consult a tax adviser for more information on this subject.

Taxation of Annuities

The following discussion assumes the contract qualifies as an annuity contract for federal income tax purposes.

In General. Code Section 72 governs taxation of annuities in general. We believe that an owner who is an individual will not be taxed on increases in the value of a contract until such amounts are surrendered or distributed. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the contract value, and in the case of a qualified contract, any portion of an interest in the plan, generally will be treated as a distribution. The taxable portion of a distribution is taxable as ordinary income.

Non-Natural Persons. Pursuant to Section 72(u) of the Code, a nonqualified contract held by a taxpayer other than a natural person generally will not be treated as an annuity contract under the Code; accordingly, an owner who is not a natural person will recognize as ordinary income for a taxable year the excess, if any, of the contract value over the “investment in the contract”. There are some exceptions to this rule and a prospective purchaser of the contract that is not a natural person should discuss these with a competent tax adviser. A contract owned by a trust using the grantor’s social security number as its taxpayer identification number will be treated as owned by the grantor (natural person) for the purposes of our application of Section 72 of the Code. Consult a tax adviser for more information on how this may impact your contract.

Different Individual Owner and Annuitant

If the owner and annuitant on the contract are different individuals, there may be negative tax consequences to the owner and/or beneficiaries under the contract if the annuitant predeceases the owner including, but not limited, to the assessment of penalty tax and the loss of certain death benefit distribution options. You may wish to consult your legal counsel or tax adviser if you are considering designating a different individual as the annuitant on your contract to determine the potential tax ramifications of such a designation.

Annuity Starting Date

This section makes reference to the annuity starting date as defined in Section 72 of the Code and the applicable regulations. Generally, the definition of annuity starting date will correspond with the definition of annuity commencement date used in your contract and the dates will be the same. However, in certain circumstances, your annuity starting date and annuity commencement date will not be the same date. If there is a conflict between the definitions, we will interpret and apply the definitions in order to ensure your contract maintains its status as an annuity contract for federal income tax purposes. You may wish to consult a tax adviser for more information on when this issue may arise.

Taxation of Annuity Payments

Although the tax consequences may vary depending on the annuity payment option you select, in general, for nonqualified and certain qualified contracts, only a portion of the annuity payments you receive will be includable in your gross income.

In general, the excludable portion of each annuity payment you receive will be determined as follows:

•

Fixed payments-by dividing the “investment in the contract” on the annuity starting date by the total expected return under the contract (determined under Treasury regulations) for the term of the payments. This is the percentage of each annuity payment that is excludable.

•

Variable payments-by dividing the “investment in the contract” on the annuity starting date by the total number of expected periodic payments. This is the amount of each annuity payment that is excludable.

The remainder of each annuity payment is includable in gross income. Once the “investment in the contract” has been fully recovered, the full amount of any additional annuity payments is includable in gross income and taxed as ordinary income.

If you select more than one annuity payment option, special rules govern the allocation of the contract’s entire “investment in the contract” to each such option, for purposes of determining the excludable amount of each payment received under that option. We advise you to consult a competent tax adviser as to the potential tax effects of allocating amounts to any particular annuity payment option.

If, after the annuity starting date, annuity payments stop because an annuitant died, the excess (if any) of the “investment in the contract” as of the annuity starting date over the aggregate amount of annuity payments received that was excluded from gross income may possibly be allowable as a deduction in your tax return.

Taxation of Surrenders and Partial Withdrawals-Nonqualified Contracts

When you surrender your contract, you are generally taxed on the amount that your surrender proceeds exceeds the “investment in the contract,” which is generally your premiums paid (adjusted for any prior surrenders or portions thereof that were not taxable). Partial withdrawals are generally treated first as taxable income to the extent of the excess in the contract over the “investment in the contract.” In general, loans, pledges, and assignments are taxed in the same manner as partial withdrawals and surrenders. All taxable amounts received under a contract are subject to tax at ordinary rather than capital gain tax rates.

If your contract contains an excess interest adjustment feature (also known as a market value adjustment), then your account value immediately before the surrender may have to be increased by any positive excess interest adjustments that result from the surrender. There is, however, no definitive guidance on the proper tax treatment of excess interest adjustments, and you may want to discuss the potential tax consequences of an excess interest adjustment with your tax adviser.

The Code also provides that surrendered earnings may be subject to a penalty tax. The amount of the penalty tax is equal to 10% of the amount that is includable in income. Some surrender withdrawals will be exempt from the penalty tax. They include, among others, any amounts: (1) paid on or after the taxpayer reaches age 59 1/2; (2) paid after an owner dies; (3) paid if the taxpayer becomes disabled (as that term is defined in the Code); (4) paid in a series of substantially equal payments made annually (or more frequently) over the life of the taxpayer or the joint life of the taxpayer and the taxpayer’s designated beneficiary; (5) paid under an immediate annuity; or (6) which come from premium payments made prior to August 14, 1982.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. You may wish to consult a tax adviser for more information regarding the imposition of penalty tax.

Guaranteed Lifetime Withdrawal Benefits

For contracts with a guaranteed lifetime withdrawal benefit the application of certain tax rules, particularly those rules relating to distributions from your contract, are not entirely clear. The tax rules for qualified contracts may impact the value of these optional benefits. Additionally, the actions of the qualified plan as contract holder may cause the qualified plan participant to lose the benefit of the guaranteed lifetime withdrawal benefit. In view of this uncertainty, you should consult a tax adviser before purchasing this contract as a qualified contract.

Aggregation

All nonqualified deferred annuity contracts that are issued by us (or our affiliates) to the same owner (contractholder) during any calendar year are treated as one annuity for purposes of determining the amount includable in the owner’s income when a taxable distribution occurs. If you are considering purchasing multiple contracts from us (or our affiliates) during the same calendar year, you may wish to consult with your tax adviser regarding how aggregation will apply to your contracts.

Partial Annuitization

Under a new tax provision enacted in 2010, if part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives and for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the contract is intended to qualify for this “partial annuitization” treatment and, if you apply only part of the value of the contract to a payment option, we will treat those payments as withdrawals for tax purposes.

Tax-Free Exchanges

Section 1035 of the Code provides that no gain or loss shall be recognized on the exchange of one annuity contract for another annuity contract or a qualified long-term care insurance contract. Generally, an annuity contract issued in an exchange for another annuity contract is treated as new for purposes of the penalty and distribution at death rules.

If the initial contribution is made as a result of an exchange or surrender of another annuity contract, we may require that you provide information relating to the federal income tax status of the previous annuity contract to us.

Revenue Procedure 2011-38 significantly ease the restrictions on partial transfers previously adopted by the IRS. Under Rev. Proc. 2011-38, a partial exchange will be treated as tax-free under Section 1035 of the Code if there are no distributions, from either annuity, within 180 days of the partial 1035 exchange and annuity payments that satisfy the newly enacted partial annuitization rule of Section 72(a)(2) of the Code will not be treated as a distribution from either the old or new contract.

Pursuant to interim guidance provided in IRS Notice 2011-68, the IRS confirmed that it is permissible to partially exchange a portion of the cash surrender value of an annuity for a qualified long term care insurance contract, provided that the requirements of Section 1035 are met. However, further guidance is needed regarding the application of Rev. Proc. 2011-38 to such transfers. Please discuss the tax consequences of any contemplated 1035 exchange transaction with a competent tax adviser.

Medicare Tax

Beginning in 2013, distributions from nonqualified annuity contracts will be considered “investment income” for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals, trusts, and estates whose income exceeds certain threshold amounts. While distributions from qualified contracts are not subject to the tax, such distributions may be includible in income for purposes of determining whether certain Medicare Tax thresholds have been met. As such, distributions from your qualified contract could cause your other investment income to be subject to the tax. Please consult a tax adviser for more information.

Taxation of Surrenders and Partial Withdrawals-Qualified Contracts

In the case of a withdrawal under a qualified contract (other than from a deferred compensation plan under Section 457 of the Code), a pro rata portion of the amount you receive is taxable, generally based on the ratio of your “investment in the contract” to your total account balance or accrued benefit under the retirement plan. Your “investment in the contract” generally equals the amount of any non-deductible purchase payments made by you or on your behalf. If you do not have any non-deductible purchase payments, your investment in the contract will be treated as zero.

The IRS has not reviewed this contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether any death benefits available under the contract comport with qualification requirements. The actuarial present value of death benefit and/or living benefit options and riders elected may need to be considered in calculating minimum required distributions. Consult a competent tax adviser before purchasing an optional death benefit.

In addition, a penalty tax may be assessed on amounts surrendered from the contract prior to the date you reach age 59 1/2, unless you meet one of the exceptions to this rule which are similar to the penalty exceptions for distributions from nonqualified contracts discussed above. You may also be required to begin taking minimum distributions from the contract by a certain date. The terms of the plan may limit the rights otherwise available to you under the contract.

Taxation of Death Benefit Proceeds

Amounts may be distributed from the contract because of the death of the annuitant. Generally, such amounts should be includable in the income of the recipient: (1) if distributed in a lump sum, these amounts are taxed in the same manner as a full surrender; (2) if distributed via partial withdrawals, these amounts are taxed in the same manner as partial surrenders; or (3) if distributed under an annuity payment option, these amounts are taxed in the same manner as annuity payments.

Transfers, Assignments or Exchanges of Contracts

A transfer of ownership or assignment of a contract, the designation of an annuitant or payee or other beneficiary who is not also the owner, the selection of certain annuity starting dates, the exchange of a contract and certain other transactions, or a change of annuitant other than the owner, may result in certain income or gift tax consequences to the owner that are beyond the scope of this discussion. An owner contemplating any such transfer, assignment, selection, exchange or change should contact a competent tax adviser with respect to the potential tax effects of such a transaction.

Separate Account Charges

It is possible that the IRS may take a position that fees for certain optional benefits (e.g., death benefits other than the Return of Premium death benefit) are deemed to be taxable distributions to you. In particular, the IRS may treat fees associated with certain optional benefits as a taxable surrender, which might also be subject to a tax penalty if the surrender occurs prior to age 59 1/2. Although we do not believe that the fees associated with any optional benefit provided under the contract should be treated as taxable surrenders, the tax rules associated with these benefits are unclear, and we advise that you consult your tax adviser prior to selecting any optional benefit under the contract.

Withholding

The portion of any distribution under a contract that is includable in gross income will be subject to federal income tax withholding unless the recipient of such distribution elects not to have federal income tax withheld. Election forms will be provided at the time distributions are requested or made. The amount of withholding varies according to the type of distribution. For qualified contracts taxable, “eligible rollover distributions” from Section 401(a) plans, Section 403(a) annuities, Section 403(b) tax-sheltered annuities, and governmental 457 plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution from such a plan, other than specified distributions such as distributions required by the Code, distributions in a specified annuity form or hardship distributions. The 20% withholding does not apply, however, to nontaxable distributions or if (i) the employee (or employee’s spouse or former spouse as beneficiary or alternate payee) chooses a “direct rollover” from the plan to a tax-qualified plan, IRA, Roth IRA or 403(b) tax-sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions; or (ii) a non-spouse beneficiary chooses a “direct rollover” from the plan to an IRA established by the direct rollover.

Federal Estate, Gift and Generation-Skipping Transfer Taxes

Beginning in 2013, the federal estate tax, gift tax and generation skipping transfer (“GST”) tax exemptions and maximum rates are $5,000,000 indexed for inflation (currently $5,250,000) and 40%, respectively.

There is no guarantee that the transfer tax exemptions and maximum rates will remain the same in the future. The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a competent legal adviser to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

Federal Estate Taxes. While no attempt is being made to discuss the Federal estate tax implications of the contract in detail, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning adviser for more information.

Generation-Skipping Transfer Tax. Under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.

Annuity Purchases by Residents of Puerto Rico

The IRS recently announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.

Annuity Contracts Purchased by Non-resident Aliens and Foreign Corporations

The discussion above provided general information (but not tax advice) regarding U.S. federal income tax consequences to annuity owners that are U.S. persons. Taxable distributions made to owners who are not U.S. persons will generally be subject to U.S. federal income tax withholding at a 30% rate, unless a lower treaty rate applies. In addition, distributions may be subject to state and/or municipal taxes and taxes that may be imposed by the owner’s country of citizenship or residence. Prospective foreign owners are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation for any annuity contract purchase.

Foreign Account Tax Compliance Act (“FATCA”)

Beginning in 2014, we may be required to withhold at a rate of 30% under FATCA on certain distributions to foreign financial institutions and non-financial foreign entities holding accounts on behalf of and/or the assets of U.S. persons unless the foreign entities provide us with certain certifications regarding their status under FATCA on the applicable IRS forms. Prospective foreign entities are advised to consult with a competent tax adviser regarding the application of FATCA to their particular situation.

Qualified Contracts

The qualified contract is designed for use with several types of tax-qualified retirement plans which are briefly described below. The tax rules applicable to participants and beneficiaries in tax-qualified retirement plans vary according to the type of plan and the terms and conditions of the plan. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59 1/2 (subject to certain exceptions), distributions that do not conform to specified commencement and minimum distribution rules, and in other specified circumstances. The distribution rules under Section 72(s) of the Code do not apply to annuities provided under a plan described in Sections 401(a), 403(a), 403(b), 408 or 408A of the Code or to an annuity that is a qualified funding asset as defined in the Code Section 130(d) of the Code. Some retirement plans are subject to distribution and other requirements that are not incorporated into the contracts or our contract administration procedures. Owners, participants, and beneficiaries are responsible for determining that contributions, distributions, and other transactions with respect to the contracts comply with applicable law.

Traditional Individual Retirement Annuities. In order to qualify as a traditional individual retirement annuity under Section 408(b) of the Code, a contract must satisfy certain conditions: (i) the owner must be the annuitant; (ii) the contract generally is not transferable by the owner, e.g., the owner may not designate a new owner, designate a contingent owner or assign the contract as collateral security; (iii) subject to special rules, the total premium payments for any calendar year may not exceed the amount specified in the Code for the year, except in the case of a rollover amount or contribution under Section 402(c), 402(e)(6), 403(a)(4), 403(b)(8), 403(b)(10), 408(d)(3) or 457(e)(16) of the Code; (iv) annuity payments or partial surrenders according to the requirements in the IRS regulations must begin no later than April 1 of the calendar year following the calendar year in which the annuitant attains age 70 1/2; (v) an annuity payment option with a period certain that will guarantee annuity payments beyond the life expectancy of the annuitant and the beneficiary may not be selected; (vi) certain payments of death benefits must be made in the event the annuitant dies prior to the distribution of the contract value; (vii) the entire interest of the owner is non-forfeitable; and (viii) the premiums must not be fixed. Contracts intended to qualify as traditional individual retirement annuities under Section 408(b) of the Code contain such provisions. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. Distributions prior to age 59 1/2 (unless certain exceptions apply) are subject to a 10% penalty tax.

SIMPLE and SEP IRAs are types of IRAs that allow employers to contribute to IRAs on behalf of their employees. SIMPLE IRAs permit certain small employers to establish SIMPLE plans as provided by section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a specified percentage of compensation. The sponsoring employer is required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 1/2 are subject to a 10 percent penalty tax, which is increased to 25 percent if the distribution occurs within the first two years after the commencement of the employee’s participation in the plan. SEP IRAs permit employers to make contributions to IRAs on behalf of their employees, up to a specified dollar amount for the year and subject to certain eligibility requirements as provided by Section 408(k) of the Code. Distributions from SEP IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income.

Roth Individual Retirement Annuities (Roth IRA). The Roth IRA, under Section 408A of the Code, contains many of the same provisions as a traditional IRA. However, there are some differences. First, the contributions are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA, a traditional IRA or other allowed qualified plan. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax. The ability to make cash contributions to Roth IRAs is available to individuals with earned income and whose modified adjusted gross income is under a specified dollar amount for the year. Subject to special rules, the amount per individual that may be contributed to all IRAs (Roth and traditional) is the deductible amount specified in the Code for the year. Secondly, the distributions are taxed differently. The Roth IRA offers tax-free distributions when made 5 tax years after the first contribution to any Roth IRA of the individual and made after one of the following attaining age 59 1/2, to pay for qualified first time homebuyer expenses (lifetime maximum of $10,000), or due to death or disability. All other distributions are subject to income tax when made from earnings and may be subject to a penalty tax unless an exception applies. Please note that specific tax ordering rules apply to Roth IRA distributions. Unlike the traditional IRA, there are no minimum required distributions during the owner’s lifetime; however, required distributions at death are generally the same as for traditional IRAs.

Section 403(b) Plans. Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase contracts for their employees are generally excludable from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes. The contract includes a death benefit that in some cases may exceed the greater of the premium payments or the contract value. Additionally, in accordance with the requirements of the Code, Section 403(b) annuities generally may not permit distribution of (i) elective contributions made in years beginning after December 31, 1988, and (ii) earnings on those contributions, and (iii) earnings on amounts attributed to elective contributions held as of the end of the last year beginning before January 1, 1989. Distributions of such amounts will be allowed only upon the death of the employee, on or after attainment of age 59 1/2, severance from employment, disability, or financial hardship, except that income attributable to elective contributions may not be distributed in the case of hardship. These rules may prevent the payment of guaranteed withdrawals under a guaranteed lifetime withdrawal benefit prior to age 59 1/2. For contracts issued after 2008, amounts attributable to non-elective contributions may be subject to distribution restrictions specified in the employer’s section 403(b) plan. Employers using the contract in connection with Section 403(b) plans may wish to consult with their tax adviser.

Pursuant to new tax regulations, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders you request from a 403(b) contract comply with applicable tax requirements before we process your request. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or record keeper, and other product providers.

Corporate Pension and Profit-Sharing Plans and H.R. 10 Plans. Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees and self-employed individuals to establish qualified plans for themselves and their employees. Such retirement plans may permit the purchase of the contracts to accumulate retirement savings. Adverse tax consequences to the plan, the participant or both may result if the contract is assigned or transferred to any individual as a means to provide benefit payments. Contributions to and distributions from such plans are limited by the Code and may be subject to penalties.

Deferred Compensation Plans. Section 457 of the Code, while not actually providing for a qualified plan as that term is normally used, provides for certain deferred compensation plans with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities, and certain affiliates of such entities, and tax exempt organizations. Under such plans a participant may specify the form of investment in which his or her participation will be made. For non-governmental

Section 457 plans, all such investments, however, are owned by, and are subject to, the claims of the general creditors of the sponsoring employer. Depending on the terms of the particular plan, a non-government employer may be entitled to draw on deferred amounts for purposes unrelated to its Section 457 plan obligations. In general, all amounts received under a non- governmental Section 457 plan are taxable and are subject to federal income tax withholding as wages. Contributions to and distributions from such plans are limited by the Code and may be subject to penalties.

Ineligible Owners-Qualified

We currently will not issue new contracts to/or for the following plans: 403(a), 403(b), 412(i)/412(e)(3), 419, 457 (we will in certain limited circumstances accept 457(f) plans), employee stock ownership plans, Keogh/HR-10 plans and any other types of plans at our sole discretion.

Qualified Plan Distributions

For qualified plans under Section 401(a), 403(a), 403(b), and 457, the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the owner (or plan participant) (i) reaches age 70 1/2 or (ii) retires, and must be made in a specified form or manner. If a participant is a “5 percent owner” (as defined in the Code), or in the case of an IRA (other than a Roth IRA which is not subject to the lifetime required minimum distribution rules), distributions generally must begin no later than April 1 of the year following the calendar year in which the owner (or plan participant) reaches age 70 1/2. Each owner is responsible for requesting distributions under the contract that satisfy applicable tax rules. We do not attempt to provide more than general information about use of the contract with the various types of retirement plans. Purchasers of contracts for use with any retirement plan should consult their legal counsel and tax adviser regarding the suitability of the contract.

The Code generally requires that interest in a qualified contract be non-forfeitable. If your contract contains a bonus rider with a recapture, forfeiture, or “vesting” feature, it may not be consistent with those requirements. Consult a tax adviser before purchasing a bonus rider as part of a qualified contract.

You should consult your legal counsel or tax adviser if you are considering purchasing an enhanced death benefit or other optional rider, or if you are considering purchasing a contract for use with any qualified retirement plan or arrangement.

Possible Tax Law Changes

Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the contract could change by legislation, regulation, or otherwise. You should consult a tax adviser with respect to legal or regulatory developments and their effect on the contract.

We have the right to modify the contract to meet the requirements of any applicable laws or regulations, including legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive.

7. ACCESS TO YOUR MONEY

Partial and Complete Surrenders

During the accumulation period, you can have access to the money in your Contract by making either a partial or complete surrender.

If you want to surrender your Contract completely, you will receive the cash value, which equals the annuity value of your Contract, minus:

•	any surrender charges;
•	any premium taxes;
•	any loans;
•	any unpaid accrued interest;
•	the annual Contract charge; and
•	the pro rata Additional Earnings Rider charge, if applicable.

The minimum fixed account cash value upon full surrender is 90% of the fixed account premium payments less partial surrenders and transfers from the fixed account accumulated at 3% per year.

The cash value will be determined at the accumulation unit value next determined as of the end of the business day (usually 4:00 p.m. Eastern Time) on which we receive your request for surrender at our Administrative Office in good order, unless you specify a later date in your request. Please note: All withdrawal requests must be submitted in good order to avoid a delay in processing your request.

No partial surrender is permitted if it would reduce the cash value below $5,000. You may not make partial surrenders from the fixed account unless we consent. Unless you tell us otherwise, we will take the partial surrender from each of the investment choices in proportion to the annuity value.

Unless we otherwise consent, the minimum amount available each time you request a partial surrender is $500.

Remember that any partial surrender you make will reduce the annuity value and also may have a negative impact on certain benefits and guarantees of your Contract. Under some circumstances, a partial surrender will reduce the death benefit by more than the dollar amount of the partial surrender. See Section 9. Death Benefit, and the SAI for more details.

Income taxes, federal tax penalties and certain restrictions may apply to any partial or complete surrender you make. If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that withdrawals or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a withdrawal or transfer, you consent to the sharing of confidential information about you, the Contract, and transactions under the Contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

We must receive (at our mailing office in good order a properly completed surrender (partial or full) request by mail or fax. We will accept telephone requests for partial surrenders as long as the surrender proceeds are being sent to the address of record. The maximum surrender amount you may request by telephone is under $50,000.

When we incur extraordinary expenses, such as wire transfers or overnight mail expenses, for expediting delivery of your partial or complete surrender payment, we will deduct that charge from the payment. We charge $25 for a wire transfer and $20 for an overnight delivery.

If the Contract’s owner is not an individual, additional information may be required. If you own a qualified Contract, the Code may require your spouse to consent to any surrender. Other restrictions will apply to Section 403(b) qualified Contracts and Texas Optional Retirement Program Contracts. For more information, call us at 1-800-851-9777 (Monday-Friday 8:30 a.m.-7:00 p.m. Eastern Time).

Signature Guarantees

As a protection against fraud, we require a signature guarantee (i.e., Medallion Signature Guarantee as required by us) for the following transaction requests:

•	Any surrenders over $250,000;
•	Certain surrenders on or within 15 days of an ownership change;
•

Any surrender when the Company has been directed to send proceeds to a different personal address from the address of record for that Contract owner’s account. PLEASE NOTE: This requirement will not apply to disbursement requests made in connection with exchanges of one annuity contract for another with the same owner in a “tax free exchange”;

•	Any surrender when the Company does not have an originating or guaranteed signature on file.
•	Any other transaction where we require.

We may change the specific requirements listed above, or add Signature Guarantees in other circumstances, in our discretion if we deem it necessary or appropriate to help protect against fraud. For current requirements, please refer to the requirements listed on the appropriate form or call us at (800) 851-9777.

You can obtain a Medallion Signature Guarantee from more than 7,000 financial institutions across the United States and Canada that participate in the Medallion Signature Guarantee program. This includes many:

•	National and state banks
•	Savings banks and savings and loan association;
•	Securities brokers and dealers; and
•	Credit Unions.

The best source of a Medallion Signature Guarantee is a bank, savings and loan association, brokerage firm, or credit union with which you do business.

A notary public cannot provide a Medallion Signature Guarantee. Notarization will not substitute for a Medallion Signature Guarantee when required.

Delay of Payment and Transfers

Payment of any amount due from the separate account for a partial or complete surrender, a death benefit, loans, or on the death of an owner of a nonqualified Contract, will generally occur within seven days from the date all required information is received by us.

We may be permitted to defer such payment from the separate account if:

•	the NYSE is closed for other than usual weekends or holidays or trading on the NYSE is otherwise restricted; or
•	an emergency exists as defined by the SEC or the SEC requires that trading be restricted; or
•	the SEC permits a delay for the protection of owners.

Transfers of amounts from the subaccounts also may be deferred under these circumstances.

In addition, if, pursuant to SEC rules, the Transamerica AEGON Money Market VP portfolio suspends payment of redemption proceeds in connection with a liquidation of the portfolio, then we may delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from the TA AEGON Money Market subaccount until the portfolio is liquidated.

Pursuant to the requirements of certain state laws, we reserve the right to defer payment of transfers, partial or complete surrenders, death benefits and loan amounts from the fixed account for up to six months.

If mandated under applicable law or by regulation, we may be required to reject a premium payment. We may be required to provide additional information about you or your account to governmental regulators. In addition, we may be required to block a Contract owner’s account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans, annuity payments or death benefits until instructions are received from the appropriate regulators.

Systematic Partial Surrenders

During the accumulation period, you can elect to receive regular payments from your Contract without paying surrender charges by using systematic partial surrenders. Unless you specify otherwise, we will deduct systematic partial surrender amounts from each subaccount (and, if we consent, the fixed account) in proportion to the value each subaccount bears to the annuity value at the time of the partial surrender. You can partially surrender up to 10% of your annuity value annually (or up to 10% of your initial premium payment if a new Contract), in equal monthly, quarterly, semi-annual or annual payments of at least $50. Your initial premium payment, if a new Contract, or your annuity value, if an existing Contract, must equal at least $25,000. We will not process a systematic partial surrender if the annuity value for the entire Contract would be reduced below $5,000. No systematic partial surrenders are permitted from the fixed account without our prior consent.

There is no charge for taking systematic partial surrenders. You may stop systematic partial surrenders at any time. We reserve the right to discontinue offering systematic partial surrenders 30 days after we send you written notice.

You can take systematic partial surrenders during the accumulation period only. On the maturity date, you must annuitize the Contract and systematic partial surrender payments must stop.

Income taxes, federal tax penalties and other restrictions may apply to any systematic partial surrender you receive.

Contract Loans for Certain Qualified Contracts

You can take Contract loans during the accumulation period after the right to cancel period has expired when the Contract is used in connection with a tax-sheltered annuity plan under Section 403(b) of the Code (limit of one Contract loan per Contract year). If your Contract was issued pursuant to a 403(b) plan, starting January 1, 2009, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that loans you request comply with applicable tax requirements and to decline requests that are not in compliance. No additional loans will be allowed if there is a defaulted loan. There can be no more than two outstanding loans at any given time.

The maximum amount you may borrow against the Contract is the lesser of:

•	50% of the annuity value; or
•

$50,000 reduced by the highest outstanding loan balance during the one-year period immediately prior to the loan date. However, if the annuity value is less than $20,000, the maximum you may borrow against the Contract is the lesser of 80% of the annuity value or $10,000.

The minimum loan amount is $1,000 (unless otherwise required by state law). You are responsible for requesting and repaying loans that comply with applicable tax requirements, and other laws, such as the Employee Retirement Income Security Act of 1974 (“ERISA”). In addition, the Department of Labor has issued regulations governing loans taken by plan participants under retirement plans subject to ERISA. These regulations require, in part, that a loan from an ERISA-governed plan be made under an enforceable agreement, charge a reasonable rate of interest, be adequately secured, provide a reasonable repayment schedule, and be made available on a basis that does not discriminate in favor of employees who are officers or shareholders or who are highly compensated. Failure to comply with these requirements may result in penalties under the Code and ERISA. You and your employer are responsible for determining whether your plan is subject to, and complies with, ERISA and the Department of Labor’s regulations governing plan loans and the tax rules applicable to loans. Accordingly, you should consult a competent tax advisor before requesting a Contract loan.

The loan amount will be withdrawn from your investment choices and transferred to the loan reserve. The loan reserve is part of the fixed account and is used as collateral for all Contract loans. We reserve the right to postpone distributing the loan amount from the fixed account for up to six months, if required.

On each Contract anniversary we will compare the amount of the Contract loan to the amount in the loan reserve. If all Contract loans and unpaid accrued interest due on the loan exceed the amount in the loan reserve, we will withdraw the difference and transfer it to the loan reserve. If the amount of the loan reserve exceeds the amount of the outstanding Contract loan, we will withdraw the difference from the loan reserve and transfer it in accordance with your current premium payment allocation. We reserve the right to transfer the excess to the fixed account if the amount used to establish the loan reserve was transferred from the fixed account.

If all Contract loans and unpaid interest due on the loan exceeds the cash value, we will mail to your last known address and to any assignee of record a notice stating the amount due in order to reduce the loan amount so that the loan no longer exceeds the cash value. If the excess amount is not paid within 31 days after we mail the notice, the Contract will terminate without value.

You can repay any Contract loan in full:

•	while the Contract is in force, and
•	during the accumulation period.

Note Carefully: If you do not repay your Contract loan, we will deduct an amount equal to the unpaid loan balance plus accrued interest from:

•	the amount of any death benefit proceeds;
•	the amount we pay upon a partial or complete surrender; or
•	the amount we apply on the maturity date to provide annuity payments.

You must pay interest on the loan at the rate of 6% per year. You are responsible for determining whether this interest rate is reasonable under ERISA. We deduct interest in arrears. Amounts in the loan reserve will earn interest at a minimum guaranteed effective annual interest rate of 4%. Principal and interest must be repaid:

•	in substantially level quarterly payments over a 5-year period; or
•	over a 10, 15 or 20-year period, if the loan is used to buy your principal residence.

Please Note: Once established, you cannot change the due date or payment method.

An extended repayment period cannot go beyond the year you turn 70 1/2.

IF:

•	a repayment is not received within 31 days from the original due date;

THEN:

•	under federal tax law you will be treated as having a deemed distribution of all Contract loans and unpaid accrued interest, and any applicable charges, including any surrender charge.

This distribution will be reported as taxable to the Internal Revenue Service, may be subject to income and penalty tax, and may cause the Contract not to qualify under Section 403(b) of the Code.

You may fax your loan request to us at 866-671-9215.

The loan date is the date we process the loan request. We charge a $30 fee to cover loan processing and expenses associated with establishing and administering the loan reserve (not applicable in all states). For your protection, we will require a signature guarantee for any loan request within 30 days of an address change. We reserve the right to limit the number of Contract loans to one per Contract year.

Contract loans may not be available in all states.

8.  PERFORMANCE

We periodically advertise performance of the subaccounts and investment portfolios. We may disclose at least four different kinds of non-standard performance.

First, we may disclose standardized total return figures for the subaccounts that reflect the deduction of all charges assessed during the accumulation period under the Contract, including the mortality and expense risk charge, the administrative charge, the annual Contract charge and the surrender charge. Charges for the optional riders are not deducted. These figures are based on the actual historical performance of the subaccounts investing in the underlying portfolios since their inception, adjusted to reflect current Contract charges.

Second, we may disclose total return figures on a non-standardized basis. This means that the data may be presented for different time periods and different dollar amounts. The data will not be reduced by the surrender charge currently assessed under the Contract. We will only disclose non-standardized performance data if it is accompanied by standardized total return data.

Third, we may present historic performance data for the portfolios since their inception reduced by some or all fees and charges under the Contract. Such adjusted historic performance includes data that precedes the inception dates of the subaccounts, but is designed to show the performance that would have resulted if the Contract had been available during that time.

The TST fund prospectus presents the total return of certain existing SEC-registered funds that are managed by sub-advisers to the TST fund portfolios. These funds have investment objectives, policies and strategies that are substantially similar to those of certain portfolios. We call the funds the “Similar Sub-Adviser Funds.” None of the fees and charges under the Contract has been deducted from the performance data of the Similar Sub-Adviser Funds. If Contract fees and charges were deducted, the investment returns would be lower. The Similar Sub-Adviser Funds are not available for investment under the Contract.

9.  DEATH BENEFIT

Payments on Death

We will pay death benefit proceeds to your beneficiary(ies), under certain circumstances, if you are both an owner and annuitant, and you die during the accumulation period (that is before the maturity date). The beneficiary may choose to receive payment of his or her portion of the death benefit proceeds under a life annuity payment option, to continue the Contract in the accumulation period for a specified number of years, or to receive a lump sum payment. Death benefit provisions may differ from state to state.

If a beneficiary does not choose one of these options, then the default option for nonqualified Contracts is complete distribution of the beneficiary’s interest within 5 years of an owner’s death, and the default option for qualified Contracts is payout over a beneficiary’s life expectancy. Please see Section 9. Death Benefit - Alternate Payment Elections Before the Maturity Date for details.

We will determine the amount of and pay the death benefit proceeds, if any are payable on a Contract, upon receipt at our Administrative Office of satisfactory proof of the annuitant’s death, written directions regarding how to pay the death benefit, and any other documents, forms and information that we need (collectively referred to as “due proof of death”). For Contracts with multiple beneficiaries, we may require due proof of death from all beneficiaries before paying the death proceeds. Please note, we may be required to remit the death benefit proceeds to a state prior to receiving “due proof of death”. See Section 10, Other Information – Abandoned or Unclaimed Property Please note: Such due proof of death must be submitted in good order to avoid a delay in processing the death benefit claim.

Payments upon death are subject to certain distribution requirements under the Code. See the SAI for more details.

An additional death benefit may be payable if the Additional Earnings Rider was purchased and is in effect at the time the death benefit proceeds become payable. See Section 9. Death Benefit - Additional Earnings Rider for details.

The death benefit proceeds remain invested in the separate account in accordance with the allocations made by the Contract owner until the beneficiary has provided us with due proof of death. Once the Company receives due proof of death, then investment in the separate account may be reallocated in accordance with the beneficiary’s instructions.

The Company may permit the beneficiary to give a “one-time” written instruction to reallocate the investments in the separate account to the money market fund after the death of the annuitant. If there is more than one beneficiary, all beneficiaries must agree to the reallocation instructions. This one-time reallocation will be permitted if the beneficiary provides satisfactory evidence of the annuitant’s death.

Before the Maturity Date. Payment of the death benefit proceeds depends on the status of the person who dies, as shown below:

IF:

•	an owner and the annuitant ARE the same person and that person dies;

THEN:

•

we pay the death benefit proceeds to the beneficiaries, if alive,(1)(2)(3)(4)(5) and, in some cases, reset the death benefit.(4) If the surviving spouse is the joint owner and the Contract continues (or if the surviving spouse is sole beneficiary and elects to continue the Contract), then the annuity value is adjusted to equal the death benefit proceeds and the death benefit is reset.(3)

IF:

•	the surviving spouse who continued the Contract dies;

THEN:

•	we pay the death benefit proceeds to the beneficiaries, if alive,(1)(2)(3)(4)(5) otherwise to the estate of the surviving spouse.

IF:

•	an owner and an annuitant ARE NOT the same person, and an annuitant dies first;

THEN:

•	an owner becomes the annuitant and the Contract continues. In the event of joint owners, the younger joint owner will automatically become the new annuitant and the Contract will continue.

IF:

•	an owner and an annuitant ARE NOT the same person, and an owner dies first;

THEN:

•

we pay the cash value to the beneficiary(1)(5)(7)(8), or if the sole beneficiary is the surviving spouse, the Contract continues.(6) In the event of joint owners, the surviving joint owner becomes the sole owner and the Contract will continue. If the Contract continues, we will not adjust the annuity value to equal the death benefit proceeds.(6)

(1)	The Code requires that payment to the beneficiaries be made in a certain manner and within certain strict timeframes. We discuss these timeframes in Alternate Payment Elections Before the Maturity Date below.
(2)	If no beneficiary is alive on the death report day, then the death benefit proceeds are paid to an owner’s estate. If the sole beneficiary was living on an owner’s date of death, but died before the death report day, the death benefit is paid to an owner’s estate, not to the beneficiary’s estate.
(3)	If the sole beneficiary is the deceased owner/annuitant’s surviving spouse, the surviving spouse, if eligible, may elect to continue the Contract in force as the new owner and annuitant. Likewise, if the joint owner is the deceased owner’s surviving spouse, the Contract will continue in force with the surviving spouse, if eligible, as the new owner and annuitant. In either case, we will adjust the annuity value as of the death report day to equal the death benefit proceeds as of the death report day. We also will reset the age used in the death benefit provisions under the continuing Contract as of the death report day so that the death benefit is based on the age of the surviving spouse. Consequently, if you purchase the optional compounding minimum death benefit or annual step-up death benefit, the phrase “the annuitant’s 81st birthday” will refer to the age of the surviving spouse. If the surviving spouse is over age 81 on the death report day of the first deceased owner, then we will calculate the death benefit paid on the death of the surviving spouse by taking the highest annuity value (i.e., the annuity value as of the death report day) and adding any subsequent premium payments and subtracting the total partial surrenders following the death report day of the first deceased owner.
(4)	If a beneficiary elects to receive his or her portion of the death benefit proceeds within five years of the date of death of the annuitant or over a period that does not exceed such beneficiary’s life expectancy (the “distribution period”), then the Contract will continue with some modifications until the end of the elected distribution period. We will adjust the annuity value as of the death report day to equal the death benefit proceeds as of the death report day. We will pay a death benefit if such beneficiary dies during the distribution period, and we will revise the way we calculate the death benefit so that it is based on the age of such beneficiary. The Contract will terminate at the end of the distribution period.
(5)	If there are multiple beneficiaries, each beneficiary may elect, individually, how he or she wishes to receive his or her proportionate share of the death benefit proceeds.
(6)	If the sole beneficiary is alive and is the deceased owner’s surviving spouse at the time of the deceased owner’s death, then the Contract will continue with the spouse as the new owner.
(7)	If any beneficiary is alive, but is not the deceased owner’s spouse at the time of the deceased owner’s death, then the beneficiary must receive the cash value in the manner and within the timeframes discussed below in Alternate Payment Elections Before the Maturity Date.
(8)	If no beneficiary is alive, the owner’s estate will become the new owner and the cash value must be distributed within 5 years of the deceased owner’s death.

The death benefit proceeds are reduced by any outstanding Contract loans plus accrued interest and premium taxes due.

Different rules apply if an owner or beneficiary is not a natural person. Please consult the SAI, your Contract or your agent for more details.

After the Maturity Date. The death benefit paid after the start of annuity payments depends upon the annuity option you selected. See Section 2. Annuity Payments (The Income Phase) - Fixed Annuity Payment Options and Variable Annuity Payment Options. Not all payment options provide for a death benefit.

If any owner dies on or after the start of annuity payments, the remaining portion of any interest in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of the annuitant’s death.

Standard Death Benefit

Death benefit provisions may differ from state to state. The death benefit proceeds may be paid as a lump sum; as substantially equal payments while the Contract continues in the accumulation period for a specified number of years; or as annuity payments, but in all events will be paid in accordance with any applicable federal and state laws, rules and regulations.

If an owner who is the annuitant dies before the maturity date and if the death benefit proceeds are payable, the standard death benefit proceeds will be the greater of:

•	the annuity value of your Contract on the death report day; or
•	the total premium payments you make to the Contract as of the death report day, reduced by adjusted partial surrenders.

The standard death benefit proceeds are not payable after the maturity date.

Optional Death Benefit Riders

On the Contract application, you may add either the compounding minimum death benefit rider or the annual step-up death benefit rider. These riders are not available if you, a joint owner or the annuitant is age 76 or older on the Contract date. These riders are only payable during the accumulation period and are not payable after the maturity date. You may not select an optional death benefit rider after the Contract has been issued. If you purchase one of these riders, you cannot drop it after we issue your Contract. You may not add the Additional Earnings Rider if you have purchased an optional death benefit rider.

Compounding Minimum Death Benefit Rider. If an owner who is the annuitant dies during the accumulation period and if the death benefit proceeds are payable, then the compounding minimum death benefit proceeds are the greater of:

•	the standard death benefit; or
•

the compounding minimum death benefit: This benefit equals total premium payments, plus interest at an effective annual rate of 5% (in most states) from the date of the premium payment to the date of death, less any adjusted partial surrender(s), including interest on any adjusted partial surrender at the 5% rate from the date of partial surrender to the date of death. Interest is not credited after the annuitant’s 81st birthday. This death benefit will not exceed 200% of total premium payments less partial surrenders.

Annual Step-Up Death Benefit Rider. If an owner who is the annuitant dies during the accumulation period and if the death benefit proceeds are payable, then the annual step-up death benefit proceeds are the greater of:

•	the standard death benefit; or
•

the annual step-up death benefit: This benefit equals the highest annuity value on any Contract anniversary prior to the annuitant’s 81st birthday. The highest annuity value will be increased for premium payments you have made and decreased for any adjusted partial surrenders we have paid to you following the Contract anniversary on which the highest annuity value occurs. This death benefit will not exceed 200% of total premium payments less partial surrenders.

If you select either of these options, then the mortality and expense risk charge will increase to 1.25%.

Effect of Adjusted Partial Surrender on Death Benefits

When you request a partial surrender, we will reduce the death benefit under the Contract by an “adjusted partial surrender.” An adjusted partial surrender will reduce the death benefit proceeds by the amount of the partial surrender times the ratio of:

•	the amount of the death benefit proceeds on the same date as, but immediately before, the processing of the partial surrender, to
•	the annuity value immediately before the partial surrender.

We have included a more detailed explanation of this adjustment in the SAI.

If the death benefit proceeds are greater than the annuity value prior to the partial surrender, the adjusted partial surrender may be more than the amount of your request. For this reason, if a death benefit is paid after you have made a partial surrender, then the total of that partial surrender and the death benefit could be less than the death benefit immediately before you have made a partial surrender. If the death benefit proceeds are less than the annuity value prior to the partial surrender, the adjusted partial surrender will reduce the death benefit dollar for dollar.

Additional Benefits with Spousal Continuation

If an owner who is the annuitant dies before the maturity date, and the surviving spouse of the deceased owner continues (if a joint owner) or elects to continue (if a sole beneficiary) the Contract, the surviving spouse becomes sole owner and annuitant. We will increase the annuity value as of the death report day to equal the death benefit proceeds as of the death report day. We will pay a death benefit on the death of the surviving spouse and revise the way we calculate the death benefit so that it is based on the age of the surviving spouse.

Additional Death Benefit on Beneficiary’s Death

If an owner who is the annuitant dies before the maturity date, and if the deceased owner’s spouse is not named as the joint owner or as the sole beneficiary who elects to continue the Contract, then each beneficiary can elect to keep the Contract in the accumulation period (with some restrictions) and to receive his or her portion of the death benefit proceeds over a period not to exceed that beneficiary’s life expectancy (the “distribution period”). We will pay a death benefit if the beneficiary dies during the distribution period and permit such beneficiary to name a new beneficiary. We will revise the way we calculate that death benefit so that it is based on the age of such beneficiary.

Alternate Payment Elections Before the Maturity Date

If a beneficiary is entitled to receive the death benefit proceeds, a beneficiary may elect to receive the death benefit in a lump sum payment or to receive payment under one of the following options that provides for complete distribution and termination of this Contract at the end of the distribution period:

1.	within 5 years of the date of an owner’s death;
2.	over the beneficiary’s lifetime, with payments beginning within one year of the deceased owner’s death; or
3.	over a specified number of years, not to exceed the beneficiary’s life expectancy, with payments beginning within one year of an owner’s death.

To determine payments, we may use the “account-based” method under which we recalculate the amount of the payment each year by dividing the remaining unpaid proceeds by the beneficiary’s current life expectancy, with payments beginning within one year of the deceased owner’s death.

Different rules may apply if the Contract is a qualified Contract.

Multiple beneficiaries may choose individually among any of these options.

If the deceased annuitant was an owner, and one or more beneficiaries chooses one of the above options instead of a lump sum payment, we will “reset” the age used in the death benefit provisions under the new option as of the death report day, so that the death benefit is based on the age of the particular new annuitant (i.e., the beneficiary). As a result, if you purchased an optional death benefit rider, the phrase “the annuitant’s 81st birthday” will refer to the age of the particular beneficiary. If the beneficiary is over age 81 on the death report day of the first deceased owner, then we will calculate the death benefit paid on the death of the particular beneficiary by taking the annuity value as of the death report day and adding any subsequent premium payments and subtracting the total adjusted partial surrenders following the death report day of the first deceased owner. This option applies to both spousal and non-spousal beneficiaries.

If a beneficiary chooses 1 or 3 above, this Contract remains in effect and remains in the accumulation period until it terminates at the end of the elected period. The beneficiary’s proportionate share of the death benefit proceeds becomes the new annuity value. Any payments made to a beneficiary under option 3 will be treated as adjusted partial surrenders. See Effect of Adjusted Partial Surrender on Certain Death Benefits above. If a beneficiary chooses 2 above, the Contract remains in effect, but moves into the income phase with that beneficiary receiving payments under a life annuity payout option. Special restrictions apply to options 1 and 3 above. See the SAI for more details.

These Alternate Payment Elections do not apply if the sole beneficiary is the surviving spouse of the deceased owner and the surviving spouse is eligible to and elected to continue the Contract. These Alternate Payment Elections do apply when we pay the cash value to the beneficiary on the death of an owner who is not the annuitant. When an owner who is not the annuitant dies, we do not increase the annuity value to equal the death benefit proceeds.

Additional Earnings Rider

The optional Additional Earnings Rider may pay an Additional Earnings Rider Amount when an owner who is the annuitant dies and death benefit proceeds are paid under your Contract. You may elect the rider when we issue the Contract or on any Monthiversary during the accumulation period before you, a joint owner or the annuitant reach age 76 and if you have not already purchased an optional death benefit rider. In order to buy this rider:

•	you must be both the owner and annuitant (except in the case of a trust or employer-sponsored plan); and
•	you, a joint owner and the annuitant must be age 75 or younger.

Unless we otherwise consent, we limit the number of Additional Earnings Riders to one per annuitant.

The date you add the rider to the Contract is the rider date.

We will pay the Additional Earnings Rider Amount under this rider only if:

•	the rider is in force at the time of death;
•	death benefit proceeds are payable under the Contract; and
•	there are rider earnings when the death benefit proceeds are calculated.

Additional Earnings Rider Amount. The Additional Earnings Rider Amount is equal to the additional earnings factor (see below), multiplied by the lesser of:

•	the rider earnings on the date we calculate the death benefit proceeds (the death report day); or
•	the rider earnings limit (shown on your rider) multiplied by the rider base on the death report day.

The maximum we will pay under this rider is $1 million.

Rider earnings equal:

•	the death benefit proceeds payable under the Contract; minus
•	the rider base, which is:
•	the annuity value of the Contract on the rider date (or the death benefit proceeds on the rider date, if greater); plus
•	the premium payments made after the rider date; less
•	the amount of each partial surrender made after the rider date, multiplied by the ratio of the rider base to the annuity value immediately before the partial surrender.

Example: A person aged 60 purchases a Contract with the Additional Earnings Rider for a $40,000 premium payment (the rider base). The rider has an additional earnings factor of 40% and rider earnings limit of 250%. The maximum benefit we will pay under the rider is $1,000,000.

At the time of an owner’s death, the death benefit proceeds are valued at $75,000. To calculate the benefit we will pay under the Additional Earnings Rider (that is, the Additional Earnings Rider Amount), first we subtract the rider base ($40,000) from the death benefit proceeds to get the rider earnings ($75,000—$40,000=$35,000).

Then we perform several additional calculations. The benefit we pay under the Additional Earnings Rider is the lesser of a), b), or c):

a)	The rider earnings ($35,000) multiplied by the additional earnings factor (40%) =$14,000;
b)	The rider earnings limit (250%) multiplied by the rider base ($40,000) multiplied by the additional earnings factor (40%) =$40,000; or
c)	The maximum benefit under the rider=$1,000,000.

The Additional Earnings Rider Amount (that is, the benefit we will pay under the Additional Earnings Rider) is $14,000. The total death benefit (that is, the death benefit proceeds plus the Additional Earnings Rider Amount) under these circumstances is $89,000 ($75,000+$14,000).

For additional examples, see the SAI.

We will not pay a benefit under the Additional Earnings Rider if there are no rider earnings on the date we calculated the death benefit proceeds. If you purchased your Contract as part of a 1035 exchange or if you added the rider after you purchased the Contract, rider earnings do not include any gains before the rider is added to your Contract. As with all insurance, you may not realize a benefit from the purchase of this rider.

The additional earnings factors are as follows:

Owner/Annuitant’s Age on the Rider Date	Percent
0-65	40%
66-67	35%
68-69	30%
70-75	25%

For purposes of computing taxable gains payable on the death benefit proceeds, both the death benefit proceeds payable under the Contract and the Additional Earnings Rider Amount will be considered.

See the SAI for an example which illustrates the Additional Earnings Rider Amount payable as well as the effect of a partial surrender on the Additional Earnings Rider Amount.

Continuation. If an owner who is the annuitant dies during the accumulation period and the deceased owner’s spouse, is eligible to continue and elects to continue the Contract, and the annuity value is adjusted to equal the death benefit proceeds, are, the deceased owner’s spouse will have the following options:

•

terminate the Additional Earnings Rider and receive a one-time annuity value increase equal to the Additional Earnings Rider Amount. All future surrender charges on this amount, if any, will be waived; or

•

continue the Additional Earnings Rider (with fees) without the one-time annuity value increase. An Additional Earnings Rider Amount would then be paid upon the death of the spouse who continued the Contract. Because we have not issued a new rider, but simply continued the rider purchased by the deceased owner, we will calculate the Additional Earnings Rider Amount using the additional earnings factor and other calculation factors applicable to the original rider.

Alternate Election. If an owner who is the annuitant dies during the accumulation period and one or more of the beneficiaries elect to receive the complete distribution of the death proceeds under alternate payment option (1) or (3), then that beneficiary will have the following options:

•

terminate the Additional Earnings Rider and receive a one-time increase in death benefit proceeds equal to a proportionate share of the Additional Earnings Rider Amount. All future surrender charges on this amount, if any, will be waived; or

•

continue the Additional Earnings Rider (with fees) without the one-time annuity value increase. An Additional Earnings Rider Amount would then be paid in a lump sum upon the death of the beneficiary and the Contract will terminate. This amount will be calculated using the additional earnings factor and other calculation factors determined under the original rider. The required annual distributions under the alternate payment elections are likely to reduce significantly the value of this rider during this period.

See Alternate Payment Election Options Before the Maturity Date above.

Rider Fee. There is an annual charge during the accumulation period of 0.35% of your Contract’s annuity value. The charge will not be increased once the rider has been issued. We deduct the rider charge from your annuity value on each rider anniversary and pro rata on the termination date of the rider. We will deduct this fee from each subaccount and the fixed account in proportion to the amount of the annuity value in each account. We do not assess this charge during the income phase. The rider fee is deducted even during periods when the rider would not pay any benefit because there are no rider earnings.

Termination. The rider will remain in effect until:

•	we receive your written notice at our Administrative Office to cancel the rider;
•	you annuitize or surrender the Contract; or
•	the Additional Earnings Rider Amount is paid or added to the annuity value under a continuation, as described above.

Once you terminate the rider, you may re-select it during the accumulation period, if we are still offering the rider; however, a new rider will be issued and the Additional Earnings Rider Amount will be redetermined. Please note that if you terminate the rider and then re-select it, the rider will only cover gains, if any, since it was re-selected, and the terms and charges of the new rider may differ from those of the terminated rider.

It is possible that the Internal Revenue Service may take a position that charges for the Additional Earnings Rider should be treated as taxable distributions to you. Although we do not believe that a rider charge under the Contract should be treated as a taxable distribution, you should consult your tax advisor before selecting this rider under the Contract.

The Additional Earnings Rider may vary by state and may not be available in all states.

10. OTHER INFORMATION

Ownership

You, as owner of the Contract, exercise all rights under the Contract, including the right to transfer ownership (subject to any assignee or irrevocable beneficiary’s consent). You can generally change an owner at any time by notifying us in writing at our Administrative Office in good order. There may be limitations on your ability to change the ownership of a qualified contract. An ownership change may be a taxable event. Joint owners may be named provided they are husband and wife. Joint ownership is not available in all states.

Annuitant

The annuitant is the person named in the application to receive annuity payments. If no person is named, an owner will be the annuitant. As of the maturity date, and upon our agreement, an owner may change the annuitant or, if either annuity Option C or Option E has been selected, add a joint annuitant. On the maturity date, the annuitant(s) will become the payee(s) and receive the annuity payments.

Beneficiary

A beneficiary is the person who receives the death benefit proceeds when an owner who is also the annuitant dies. If an owner who is not the annuitant dies before the annuitant and the sole beneficiary is not an owner’s spouse and there is no joint owner, the beneficiary will receive the cash value. You may change the beneficiary(ies) during the lifetime of the annuitant, subject to the rights of any irrevocable beneficiary. Any change must be made in writing and received by us at our Administrative Office in good order and, if accepted, will be effective as of the date on which the request was signed by an owner. Before the maturity date, if an owner who is the annuitant dies, and no beneficiary is alive on the death report day, benefits payable at death will be paid to the owner’s estate. In the case of certain qualified Contracts, the Treasury Regulations prescribe certain limitations on the designation of a beneficiary. See the SAI for more details on the beneficiary.

Sending Forms and Transaction Requests in Good Order

We cannot process your requests for transactions relating to the Contract until they are received in good order. “Good order” means the actual receipt of the instructions relating to the requested transaction in writing (or, when appropriate, by telephone or electronically), along with all forms, information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes to the extent applicable to the transaction: your completed application; the Contract number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Subaccounts affected by the requested transaction; the signatures of all Contract Owners (exactly as registered on the Contract), if necessary; Social Security Number or Tax I.D.; and any other information or supporting documentation that we may require, including any spousal or Joint Owner’s consents. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds to affect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirement at any time.

“Received” or receipt in good order generally means that everything necessary must be received by us, at our Administrative Office specified in the Definition of Special Terms, However, in certain cases where applications or transaction request is transmitted electronically through or by a broker/dealer, “receipt” can mean the point in time when the application or transaction request is electronically transmitted by the broker/dealer (or other financial intermediary), provided that we actually receive the application or transaction request promptly in good order. We reserve the right to reject electronic transactions that do not meet our requirements.

Assignment

You can also generally assign the Contract any time before the maturity date. We reserve the right, except to the extent prohibited by applicable laws, regulations, or actions of the State insurance commissioner, to require that an assignment will be effective only upon acceptance by us, and to refuse assignments or transfers at any time on a non-discriminatory basis. We will not be liable for any payment or other action we take in accordance with the Contract before we receive written notice of the assignment. An assignment may be a taxable event.

There may be limitations on your ability to assign a qualified Contract, and such assignments may be subject to tax penalties and taxed as distributions under the Code.

Western Reserve Life Assurance Co. of Ohio

Western Reserve was initially incorporated under the laws of Ohio on October 1, 1957. It is engaged in the business of writing life insurance policies and annuity contracts. Western Reserve is a wholly-owned indirect subsidiary of Transamerica Corporation, which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of Transamerica Corporation is indirectly owned by AEGON N.V. of the Netherlands, the securities of which are publicly traded. AEGON N.V., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business. Western Reserve is licensed in the District of Columbia, Guam, Puerto Rico and in all states except New York. Western Reserve is obligated to pay all benefits under the Contract.

All obligations arising under the contracts, including the promise to make annuity payments, are general corporate obligations of the Company. Accordingly no financial institution, brokerage firm or insurance agency is responsible for the financial obligations of the Company arising under the contracts.

Financial Condition of the Company

We pay the benefits under your Contract from our general account assets and/or from your annuity value held in the separate account. It is important that you understand that payments of the benefits is not guaranteed and depends upon certain factors discussed below.

Assets in the Separate Account. You assume all of the investment risk for your Contract value that is allocated to the Subaccounts of the Separate Account. Your Contract value in those Subaccounts constitutes a portion of the assets of the Separate Account. These assets are segregated and insulated from our general account, and may not be charged with liabilities arising from any other business that we may conduct.

Assets in the General Account. You also may be permitted to make allocations to Guaranteed Period Options of the fixed account, which are supported by the assets in our general account. Any guarantees under a Contract that exceed Contract value, such as those associated with any optional death benefits, are paid from our general account (and not the Separate Account). Therefore, any amounts that we may be obligated to pay under the Contract in excess of Contract Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. The assets of the Separate Account, however, are also available to cover the liabilities of our general account, but only to the extent that the Separate Account assets exceed the Separate Account liabilities arising under the Contracts supported by it.

We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our general account. In order to meet our claims-paying obligations, we monitor our reserves so that we hold sufficient amounts to cover actual or expected Contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments.

How to Obtain More Information. We encourage both existing and prospective Contract Owners to read and understand our financial statements. We prepare our financial statements on a statutory basis. Our financial statements, which are presented in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance – as well as the financial statements of the separate account – are located in the Statement of Additional Information (SAI). For a copy of the SAI, simply call or write us at the phone number or address of our Administrative Office referenced in this prospectus. In addition, the SAI is available on the SEC’s website at http://www.sec.gov. Our financial strength ratings can be found on our website.

The Separate Account

Western Reserve established a separate account, called the WRL Series Annuity Account, under the laws of the State of Ohio on April 12, 1988. The separate account is divided into subaccounts, each of which invests exclusively in shares of a mutual fund portfolio. Western Reserve may add, close, remove, combine or substitute subaccounts or investments held by the subaccounts, and reserves the right to change the investment objective of any subaccount, subject to applicable law as described in the SAI. In addition, the separate account may be used for other variable annuity contracts issued by Western Reserve.

The separate account is registered with the SEC as a unit investment trust under the 1940 Act. However, the SEC does not supervise the management, the investment practices, or the contracts of the separate account or Western Reserve.

The assets of the separate account are held in Western Reserve’s name on behalf of the separate account and belong to Western Reserve. However, the assets underlying the Contracts are not chargeable with liabilities arising out of any other business Western Reserve may conduct. The income, gains and losses, realized and unrealized, from the assets allocated to each subaccount are credited to and charged against that subaccount without regard to the income, gains and losses from any other of our accounts or subaccounts.

Information about the separate account can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may obtain information about the operation of the public reference room by calling the SEC at 1-800-SEC-0330. In addition, the SEC maintains a web site (www.sec.gov) that contains other information regarding the separate account.

Exchanges

You can generally exchange one annuity contract for another in a “tax-free exchange” under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both annuities carefully. Remember that if you exchange another annuity for the one described in this prospectus, you might have to pay a surrender charge on your old contract, and there will be a new surrender charge period for this Contract and other charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income tax, and penalty tax, on the exchange. You should not exchange another annuity for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person selling you the Contract (that person will generally earn a commission if you buy this Contract through an exchange or otherwise).

Voting Rights

To the extent required by law, Western Reserve will vote all shares of the portfolios in accordance with instructions we receive from you and other owners that have voting interests in the portfolios. We will send you and other owners requests for instructions on how to vote those shares. When we receive those instructions, we will vote all of the shares in accordance with those instructions. We will vote shares for which no timely instructions were received in the same proportion as the voting instructions we received. Accordingly, it is possible for a small number of contract owners (assuming there is a quorum) to determine the outcome of a vote, especially if they have large Contract values. However, if we determine that we are permitted to vote the shares in our own right, we may do so. Each person having a voting interest will receive proxy material, reports, and other materials relating to the appropriate portfolio.

Distribution of the Contracts

Distribution and Principal Underwriting Agreement. We have entered into a principal underwriting and distribution agreement with our affiliate, TCI, for the distribution and sale of the Contracts. We pay commissions to TCI which are passed through to selling firms (see below). We also pay TCI an “override” that is a percentage of total commissions paid on sales of our Contracts which is not passed through to the selling firms and reimburse TCI for certain expenses it incurs in order to pay for the distribution of the Contracts.

Compensation to Broker-Dealers Selling the Contracts. The Contracts are offered to the public through broker-dealers (“selling firms”) that are licensed under the federal securities laws; the selling firm and/or its affiliates are also licensed under state insurance laws. The selling firms have entered into written selling agreements with us and with TCI as principal underwriter for the Contracts. We pay commissions through TCI to the selling firms for their sales of the Contracts.

A limited number of affiliated and unaffiliated broker-dealers may also be paid commissions and overrides to “wholesale” the Contracts, that is, to provide sales support and training to sales representatives at selling firms. We may also provide compensation to a limited number of broker-dealers for providing ongoing service in relation to Contracts that have already been purchased.

The selling firms who have selling agreements with TCI and us are paid commissions for the promotion and sale of the Contracts according to one or more schedules. The amount and timing of commissions may vary depending on the selling agreement, but the maximum commission is 7.7% of premiums (additional amounts may be paid as overrides to wholesalers).

To the extent permitted by rules of the Financial Industry Regulatory Authority (“FINRA”), Western Reserve, TFA and other affiliated parties may pay (or allow other broker-dealers to provide) promotional incentives or payments in the form of cash or non-cash compensation or reimbursement to some, but not all, selling firms and their sales representatives. These arrangements which may be referred to as revenue sharing arrangements, are described further below.

The sales representative who sells you the Contract typically receives a portion of the compensation we (and our affiliates) pay to the selling firms, depending on the agreement between the selling firm and its registered representative and the firm’s internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about the compensation your sales representative, and the selling firm that employs your sales representative, may receive in connection with your purchase of a Contract. Also inquire about any revenue sharing arrangements that we and our affiliates may have with the selling firm, including the conflicts of interests that such arrangements may create.

Special Compensation For Affiliated Wholesaling and Selling Firms. Our parent company provides paid-in capital to TCI and pays the cost of TCI’s operating and other expenses, including costs for facilities, legal and accounting services, and other internal administrative functions.

Western Reserve’s main distribution channel is TFA an affiliate, who sell Western Reserve products.

Western Reserve covers the cost of TFA’s various facilities, third-party services and internal administrative functions, including employee salaries, sales representative training and computer systems that are provided directly to TFA. These facilities and services are necessary for TFA’s administration and operation, and Western Reserve is compensated by TFA for these expenses based on TFA’s usage. In addition, Western Reserve and other affiliates pay for certain sales expenses of TFA, including the costs of preparing and producing prospectuses and sales promotional materials for the Contract.

TFA pays its branch managers a portion of the commissions received from Western Reserve for the sale of the Contracts. Sales representatives receive a portion of the commissions for their sales of Contracts in accordance with TFA’s internal compensation programs.

Sales representatives and their managers at TFA may receive directly or indirectly additional cash benefits and non-cash compensation or reimbursements from us or our affiliates. Additional compensation or reimbursement arrangements may include payments in connection with TFA’s conferences or seminars, sales or training programs for invited selling representatives and other employees, seminars for the public, trips (such as travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items, and payments, loans, loan guaranties, or loan forgiveness to assist a firm or a representative in connection with systems, operating, marketing and other business expenses. The amounts may be significant and may provide us with increased access to the sales representatives.

In addition, TFA’s managers and/or sales representatives who meet certain productivity standards may be eligible for additional compensation. Sales of the Contracts by affiliated selling firms may help sales representatives and/or their managers qualify for certain cash and non-cash benefits, and may provide such persons with special incentive to sell our Contracts. For example, TFA’s registered representatives, general agents, marketing directors and supervisors may be eligible to participate in a voluntary stock purchase plan that permits participants to purchase stock of AEGON N.V. (Western Reserve’s ultimate parent) by allocating a portion of the commissions they earn to purchase such shares. A portion of the contributions of commissions by TFA’s representatives may be matched by TFA.

TFA’s registered representatives may also be eligible to participate in a stock option and award plan. Registered representatives who meet certain production goals will be issued options on the stock of AEGON N.V.

Additional Compensation that We, TCI, and/or our Affiliates Pay to Selected Selling Firms. We may pay certain selling firms additional cash amounts for “preferred product” treatment of the Contracts in their marketing programs in order to receive enhanced marketing services and increased access to their sales representatives. In exchange for providing us with access to their distribution network, such selling firms may receive additional compensation or reimbursement for, among other things, the hiring and training of sales personnel, marketing, sponsoring of conferences, meetings, seminars, and events and/or other services they provide to us and our affiliates. To the extent permitted by applicable law, we and other parties may allow other non-cash incentives and compensation to be paid to these selling firms. These special compensation arrangements are not offered to all selling firms and the terms of such arrangements may differ between selling firms.

Special compensation arrangements are calculated in different ways by different selling firms and may be based on past or anticipated sales of the Contracts or other criteria.

Overrides were paid on certain products to our affiliates, TFA and Life Investors Financial Group, in 2012.

No specific charge is assessed directly to Contract owners or the separate account to cover commissions and other incentives or payments described above. We do intend to recoup commissions and other sales expenses and incentives we pay, however through fees and charges deducted under the Contract and other corporate revenue.

You should be aware that a selling firm or its sales representatives may receive different compensation or incentives for selling one product over another. In some cases, these differences may create an incentive for the selling firm or its sales representatives to recommend or sell this Contract to you. You may wish to take such incentives into account when considering and evaluating any recommendation relating to the Contracts.

Non-Participating Contract

The Contract does not participate or share in the profits or surplus earnings of Western Reserve. No dividends are payable on the Contract.

Variations in Contract Provisions

Certain provisions of the Contracts may vary from the descriptions in this prospectus in order to comply with different state laws. See your Contract for variations, since any such state variations will be included in your Contract or in riders or endorsements attached to your Contract.

The fixed account is not available in all states. If your Contract was issued in Washington, Oregon, New Jersey or Massachusetts, you may not direct or transfer any money to the fixed account.

For general information concerning Contract WL18 please see Appendix C in addition to your Contract.

Abandoned or Unclaimed Property

Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including proceeds of annuity, life and other insurance policies) under various circumstances. In addition to the state unclaimed property laws, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent such escheatment, it is important that you keep your contact and other information on file with us up to date, including the names, contact information and identifying information for owners, insureds, annuitants, beneficiaries and other payees. Such updates should be communicated in a form and manner satisfactory to us.

Legal Proceedings

We, like other life insurance companies, are subject to regulatory and legal proceedings, including class action lawsuits, in the ordinary course of our business. Such legal and regulatory matters include proceedings specific to us and other proceedings generally applicable to business practices in the industry in which we operate. In some lawsuits and regulatory proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or regulatory proceeding cannot be predicted with certainty, at the present time, we believe that there are no pending or threatened proceedings or lawsuits that are likely to have a material adverse impact on the separate account, on TCI’s ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Contract.

We are currently being audited on behalf of multiple states’ treasury and controllers’ offices for compliance with laws and regulations concerning the identification, reporting and escheatment of unclaimed benefits or abandoned funds. The audits focus on insurance company processes and procedures for identifying unreported death claims, and their use of the Social Security Master Death File to identify deceased Contract and contract holders. In addition, we are the subject of multiple state Insurance Department inquiries and market conduct examinations with a similar focus on the handling of unreported claims and abandoned property. The audits and related examination activity may result in additional payments to beneficiaries, escheatment of funds deemed abandoned, administrative penalties and changes in our procedures for the identification of unreported claims and handling of escheatable property. We do not believe that any regulatory actions or agreements that result from these examinations will have a material adverse impact on the separate account, on TCI’s ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Contract.

Financial Statements

The financial statements of Western Reserve and the separate account are included in the SAI.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Definitions of Special Terms

The Contract — General Provisions

Investment Experience

Historical Performance Data

Published Ratings

Administration

Records and Reports

Distribution of the Contracts

Other Products

Custody of Assets

Independent Registered Public Accounting Firm

Other Information

Financial Statements

Appendix A – Guaranteed Minimum Income Benefit

Rider – Hypothetical Illustrations

Inquiries and requests for an SAI should be directed to:

Western Reserve Life Assurance Co. of Ohio

Administrative Office

Attention: Customer Care Group

4333 Edgewood Road NE

Cedar Rapids, IA 52499-0001

1-800-851-9777

(Monday-Friday 8:30 a.m.-7:00 p.m. Eastern Time)

APPENDIX A

PORTFOLIOS ASSOCIATED WITH THE SUBACCOUNTS

The subaccounts listed below are available under the contract for new investors, but may not be available for all contracts.

SUBACCOUNT	PORTFOLIO	ADVISOR/SUBADVISOR
Access One Trust
Access VP High Yield FundSM	Access VP High Yield FundSM	ProFund Advisors LLC
Investment Objective: to correspond generally to the total return of the high yield market consistent with maintaining reasonable liquidity.
ProFunds
ProFund VP Asia 30	ProFund VP Asia 30	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the ProFunds Asia 30 Index.
ProFund VP Basic Materials	ProFund VP Basic Materials	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Basic MaterialsSM
ProFund VP Bull	ProFund VP Bull	ProFund Advisors LLC
Investment Objective: Seek investment results, before fees and expenses, that correspond to the performance of the S&P 500® Index.
ProFund VP Consumer Services	ProFund VP Consumer Services	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Consumer ServicesSM Index.
ProFund VP Emerging Markets	ProFund VP Emerging Markets	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of The Bank of New York Mellon Emerging Markets 50 ADR® Index.
ProFund VP Europe 30	ProFund VP Europe 30	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the ProFunds Europe 30 Index.
ProFund VP Falling U.S. Dollar	ProFund VP Falling U.S. Dollar	ProFund Advisors LLC
Investment Objective: Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the basket of currencies included in the U.S. Dollar Index.
ProFund VP Financials	ProFund VP Financials	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. FinancialsSM Index.
ProFund VP International	ProFund VP International	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond the performance of the Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE”) Index.
ProFund VP Japan	ProFund VP Japan	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the Nikkei 225 Stock Average.
ProFund VP Mid-Cap	ProFund VP Mid-Cap	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the S&P MidCap 400®.
ProFund VP Money Market(1)	ProFund VP Money Market(1)	ProFund Advisors LLC
Investment Objective: Seeks a high level of current income consistent with liquidity and preservation of capital.
ProFund VP NASDAQ-100	ProFund VP NASDAQ-100	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the NASDAQ-100 Index.
ProFund VP Oil & Gas	ProFund VP Oil & Gas	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Oil and GasSM Index.
ProFund VP Pharmaceuticals	ProFund VP Pharmaceuticals	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. PharmaceuticalsSM Index.
ProFund VP Precious Metals	ProFund VP Precious Metals	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones Precious MetalsSM Index.

SUBACCOUNT	PORTFOLIO	ADVISOR/SUBADVISOR
ProFunds (Continued...)
ProFund VP Short Emerging Markets	ProFund VP Short Emerging Markets	ProFund Advisors LLC
Investment Objective: Seeks daily investment results, before fees and expenses, that correspond to the inverse of the daily performance of The Bank of New York Mellon Emerging Markets 50 ADR® Index.
ProFund VP Short International	ProFund VP Short International	ProFund Advisors LLC
Investment Objective: Seeks daily investment results, before fees and expenses, that correspond to the inverse of the daily performance of the Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE”) Index.
ProFund VP Short NASDAQ-100	ProFund VP Short NASDAQ-100	ProFund Advisors LLC
Investment Objective: Seeks daily investment results, before fees and expenses, that correspond to the inverse of the daily performance of the NASDAQ - 100® Index.
ProFund VP Short Small-Cap	ProFund VP Short Small-Cap	ProFund Advisors LLC
Investment Objective: Seeks daily investment results, before fees and expenses, that correspond to the inverse of the daily performance of the Russell 2000® Index.
ProFund VP Small-Cap	ProFund VP Small-Cap	ProFund Advisors LLC
Investment Objective: Seeks the investment results, before fees and expenses, that correspond to the performance of the Russell 2000® Index.
ProFund VP Small-Cap Value	ProFund VP Small-Cap Value	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the S&P SmallCap 600® Value Index.
ProFund VP Telecommunications	ProFund VP Telecommunications	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. TelelcommunicationsSM Index.
ProFund VP UltraSmall-Cap	ProFund VP UltraSmall-Cap	ProFund Advisors LLC
Investment Objective: Seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the Russell 2000® Index.
ProFund VP U.S. Government Plus	ProFund VP U.S. Government Plus	ProFund Advisors LLC
Investment Objective: Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Russell 2000® Index.
ProFund VP Utilities	ProFund VP Utilities	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to one and one-quarter (1.25x) the movement of the most recently issued 30-Year U.S. Treasury Bond.
Transamerica Series Trust - Service Class
TA AEGON High Yield Bond	Transamerica AEGON High Yield Bond VP	AEGON USA Investment Management, LLC
Investment Objective: Seeks a high level of current income by investing in high-yield debt securities.
TA AEGON Money Market(1)	Transamerica AEGON Money Market VP(1)	AEGON USA Investment Management, LLC
Investment Objective: Seeks maximum current income from money market securities consistent with liquidity and preservation of principal.
TA AEGON Tactical Vanguard ETF – Conservative	Transamerica AEGON Active Asset Allocation – Conservative VP	AEGON USA Investment Management, LLC
Investment Objective: Current income and preservation of capital.
TA AEGON Tactical Vanguard ETF – Growth	Transamerica AEGON Active Asset Allocation – Moderate Growth VP	AEGON USA Investment Management, LLC
Investment Objective: Capital appreciation with current income as a secondary objective.
TA AEGON U.S. Government Securities	Transamerica AEGON U.S. Government Securities VP	AEGON USA Investment Management, LLC
Investment Objective: To provide as high a level of total return as is consistent with prudent investment strategies.
TA AllianceBernstein Dynamic Allocation	Transamerica AllianceBernstein Dynamic Allocation VP	AllianceBernstein L.P.
Investment Objective: Capital appreciation and current income.
TA Asset Allocation - Conservative	Transamerica Asset Allocation - Conservative VP	Transamerica Asset Management, Inc.
Investment Objective: Current income and preservation of capital.
TA Asset Allocation - Growth	Transamerica Asset Allocation - Growth VP	Transamerica Asset Management, Inc.
Investment Objective: Long-term capital appreciation.

SUBACCOUNT	PORTFOLIO	ADVISOR/SUBADVISOR
Transamerica Series Trust - Service Class (Continued...)
TA Asset Allocation - Moderate	Transamerica Asset Allocation - Moderate VP	Transamerica Asset Management, Inc.
Investment Objective: Capital appreciation and current income.
TA Asset Allocation - Moderate Growth	Transamerica Asset Allocation - Moderate Growth VP	Transamerica Asset Management, Inc.
Investment Objective: Capital appreciation with current income as a secondary objective.
TA BNP Paribas Large Cap Growth(2)	Transamerica BNP Paribas Large Cap Growth VP(2)	BNP Paribas Asset Management, Inc. (2)
Investment Objective: Seeks to provide high total return.
TA Barrow Hanley Dividend Focused(3)	Transamerica Barrow Hanley Dividend Focused VP(3)	Barrow, Hanley, Mewhinney, and Strauss, LLC(3)
Investment Objective: Long-term capital growth.
TA Clarion Global Real Estate Securities	Transamerica Clarion Global Real Estate Securities VP	CBRE Clarion Securities LLC
Investment Objective: Long-term total return from investments primarily in equity securities of real estate companies. Total return consists of realized and unrealized capital gains and losses plus income.
TA Hanlon Income	Transamerica Hanlon Income VP	Hanlon Investment Management, Inc.
Investment Objective: Conservative stability.
TA International Moderate Growth	Transamerica International Moderate Growth VP	Transamerica Asset Management, Inc.
Investment Objective: Capital appreciation with current income as a secondary objective.
TA JPMorgan Core Bond	Transamerica JPMorgan Core Bond VP	J.P. Morgan Investment Management Inc.
Investment Objective: Total return, consisting of current income and capital appreciation.
TA JPMorgan Enhanced Index	Transamerica JPMorgan Enhanced Index VP	J.P. Morgan Investment Management Inc.
Investment Objective: Seeks to earn a total return modestly in excess of the total return performance of the S&P 500® Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500® Index.
TA JPMorgan Tactical Allocation	Transamerica JPMorgan Tactical Allocation VP	J.P. Morgan Investment Management Inc.
Investment Objective: Current income and preservation of capital.
TA Janus Balanced	Transamerica Janus Balanced VP	Janus Capital Management LLC
Investment Objective: Seeks long-term capital growth, consistent with preservation of capital and balanced by current income.
TA Jennison Growth	Transamerica Jennison Growth VP	Jennison Associates LLC
Investment Objective: Long-term growth of capital.
TA MFS International Equity	Transamerica MFS International Equity VP	MFS® Investment Management
Investment Objective: Capital growth.
TA Morgan Stanley Capital Growth	Transamerica Morgan Stanley Capital Growth VP	Morgan Stanley Investment Management Inc.
Investment Objective: Maximize long-term growth.
TA Morgan Stanley Mid-Cap Growth	Transamerica Morgan Stanley Mid-Cap Growth VP	Morgan Stanley Investment Management Inc.
Investment Objective: Capital appreciation.
TA Multi-Managed Balanced	Transamerica Multi-Managed Balanced VP	J.P. Morgan Investment Management Inc. and BlackRock Financial Management, Inc.
Investment Objective: To provide a high total investment return through investments in a broadly diversified portfolio of stocks, bonds and money market instruments.
TA PIMCO Tactical - Balanced	Transamerica PIMCO Tactical - Balanced VP	Pacific Investment Management Company LLC
Investment Objective: Current income and capital appreciation.
TA PIMCO Tactical - Conservative	Transamerica PIMCO Tactical - Conservative VP	Pacific Investment Management Company LLC
Investment Objective: Capital appreciation and some current income.
TA PIMCO Tactical - Growth	Transamerica PIMCO Tactical - Growth VP	Pacific Investment Management Company LLC
Investment Objective: Long-term capital appreciation.

SUBACCOUNT	PORTFOLIO	ADVISOR/SUBADVISOR
Transamerica Series Trust - Service Class (Continued...)
TA PIMCO Total Return	Transamerica PIMCO Total Return VP	Pacific Investment Management Company LLC
Investment Objective: Maximum total return consistent with preservation of capital and prudent investment management.
TA Systematic Small/Mid Cap Value(4)	Transamerica Systematic Small/Mid Cap Value VP(4)	Systematic Financial Management L.P.
Investment Objective: Maximize total return.
TA T. Rowe Price Small Cap	Transamerica T. Rowe Price Small Cap VP	T. Rowe Price Associates, Inc.
Investment Objective: Long-term growth of capital by investing primarily in common stocks of small growth companies.
TA Vanguard ETF – Balanced(5)	Transamerica Vanguard ETF Portfolio - Balanced VP(5)	AEGON USA Investment Management, LLC
Investment Objective: Balance capital appreciation and income.
TA Vanguard ETF – Growth(6)	Transamerica Vanguard ETF Portfolio - Growth VP(6)	AEGON USA Investment Management, LLC
Investment Objective: Capital appreciation as a primary objective and income as a secondary objective.
TA WMC Diversified Growth	Transamerica WMC Diversified Growth VP	Wellington Management Company, LLP
Investment Objective: Maximize long-term growth.
(1)

There can be no assurance that the Transamerica AEGON Money Market VP – Service Class portfolio or the ProFund Money Market VP portfolio will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and partly as a result of policy charges, the yield on the TA AEGON Money Market – Service Class subaccount may become extremely low and possibly negative.

(2)	Formerly known as Transamerica Multi Managed Large Cap Core VP and formerly subadvised by Morgan Stanley Investment Management Inc and Invesco Advisers, Inc.
(3)	Formerly known as Transamerica BlackRock Large Cap Value VP and formerly subadvised by BlackRock Investment Management, LLC.
(4)	Transamerica Third Avenue Value VP merged into Transamerica Systematic Small/Mid Cap Value VP.
(5)	Portfolio name formerly known as Transamerica Index 50 VP and the subaccount name formerly known as TA Vanguard ETF Index – Balanced.
(6)	Portfolio name formerly known as Transamerica Index 75 VP and the subaccount name formerly known as TA Vanguard ETF Index – Growth.

Additional Information for Contract Owners of Contract Number WL18:

The following subaccounts are only available to owners that held an investment in the subaccounts on May 1, 2003:

SUBACCOUNT	PORTFOLIO	ADVISOR/SUBADVISOR
Fidelity® Variable Insurance Products Fund – Service Class 2
Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Contrafund® Portfolio	Fidelity Management & Research Company
Investment Objective: Long-term capital appreciation.
Fidelity® VIP Growth Opportunities Portfolio	Fidelity® VIP Growth Opportunities Portfolio	Fidelity Management & Research Company
Investment Objective: Provide capital growth.

Additional Information for all Contract Owners:

The following subaccount will be closed to new investments on December 12, 2005:

Transamerica Series Trust - Initial Class and Service Class
TA JPMorgan Mid Cap Value	Transamerica JPMorgan Mid Cap Value VP	J.P. Morgan Investment Management Inc.
Investment Objective: Growth from capital appreciation.
The following subaccount was closed to new investment December 12, 2011.
Fidelity® Variable Insurance Products Fund – Service Class 2
Fidelity® VIP Equity-Income Portfolio	Fidelity® VIP Equity-Income Portfolio	Fidelity Management & Research Company
Investment Objective: Seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.

APPENDIX B

CONDENSED FINANCIAL INFORMATION

The accumulation unit values (“AUV”) and the number of accumulation units outstanding for each subaccount from the date of inception are shown in the following tables. The number of accumulation units combines the units outstanding for several variable annuity contracts issued by Western Reserve within each subaccount class.

Subaccount		1.65%
	Year	Beginning AUV	Ending AUV	# Units
TA Asset Allocation Conservative - Service Class	2012	$14.758	$15.561	28,515
Subaccount Inception Date May 1, 2003	2011	$14.655	$14.758	40,148
	2010	$13.704	$14.655	44,504
	2009	$11.152	$13.704	75,176
	2008	$14.424	$11.152	83,187
	2007	$13.814	$14.424	110,385
	2006	$12.867	$13.814	125,327
	2005	$12.456	$12.867	137,973
	2004	$11.571	$12.456	186,368
	2003	$10.000	$11.571	86,992
TA Asset Allocation - Growth - Service Class	2012	$14.585	$16.125	38,103
Subaccount Inception Date May 1, 2003	2011	$15.721	$14.585	37,805
	2010	$13.939	$15.721	39,026
	2009	$10.937	$13.939	48,030
	2008	$18.456	$10.937	64,837
	2007	$17.447	$18.456	112,462
	2006	$15.386	$17.447	93,378
	2005	$13.975	$15.386	93,692
	2004	$12.474	$13.975	96,107
	2003	$10.000	$12.474	73,924
TA Asset Allocation - Moderate - Service Class	2012	$15.173	$16.285	52,301
Subaccount Inception Date May 1, 2003	2011	$15.377	$15.173	71,582
	2010	$14.192	$15.377	80,742
	2009	$11.432	$14.192	90,502
	2008	$15.746	$11.432	123,097
	2007	$14.858	$15.746	219,562
	2006	$13.581	$14.858	232,716
	2005	$12.888	$13.581	247,998
	2004	$11.791	$12.888	249,125
	2003	$10.000	$11.791	173,822
TA Asset Allocation - Moderate Growth - Service Class	2012	$15.125	$16.422	47,438
Subaccount Inception Date May 1, 2003	2011	$15.732	$15.125	49,573
	2010	$14.227	$15.732	69,810
	2009	$11.310	$14.227	124,002
	2008	$17.140	$11.310	144,520
	2007	$16.200	$17.140	216,583
	2006	$14.505	$16.200	234,588
	2005	$13.440	$14.505	237,675
	2004	$12.075	$13.440	239,935
	2003	$10.000	$12.075	187,850
TA International Moderate Growth - Service Class	2012	$8.640	$9.560	137
Subaccount Inception Date May 1, 2006	2011	$9.498	$8.640	129
	2010	$8.758	$9.498	124
	2009	$6.883	$8.758	49
	2008	$10.988	$6.883	5,037
	2007	$10.296	$10.988	0
	2006	$10.000	$10.296	0

Subaccount		1.65%
	Year	Beginning AUV	Ending AUV	# Units
TA Barrow Hanley Dividend Focused - Service Class(1)	2012	$15.613	$17.120	8,634
Subaccount Inception Date May 1, 2003	2011	$15.490	$15.613	13,635
	2010	$14.294	$15.490	22,489
	2009	$12.778	$14.294	12,039
	2008	$19.700	$12.778	7,694
	2007	$19.193	$19.700	11,777
	2006	$16.730	$19.193	22,153
	2005	$14.696	$16.730	25,623
	2004	$12.662	$14.696	12,431
	2003	$10.000	$12.662	5,368
TA Clarion Global Real Estate Securities - Service Class	2012	$18.357	$22.568	4,463
Subaccount Inception Date May 1, 2003	2011	$19.853	$18.357	4,758
	2010	$17.502	$19.853	5,338
	2009	$13.376	$17.502	7,744
	2008	$23.647	$13.376	29,777
	2007	$25.823	$23.647	33,153
	2006	$18.498	$25.823	50,050
	2005	$16.615	$18.498	48,775
	2004	$12.749	$16.615	49,752
	2003	$10.000	$12.749	7,487
TA JPMorgan Tactical Allocation - Service Class	2012	$12.420	$13.130	13,962
Subaccount Inception Date May 1, 2003	2011	$12.204	$12.420	21,668
	2010	$12.457	$12.204	29,169
	2009	$12.182	$12.457	31,066
	2008	$12.988	$12.182	30,879
	2007	$13.296	$12.988	39,282
	2006	$13.190	$13.296	45,115
	2005	$12.804	$13.190	140,122
	2004	$11.946	$12.804	85,657
	2003	$10.000	$11.946	28,542
TA JPMorgan Core Bond - Service Class	2012	$13.845	$14.267	20,244
Subaccount Inception Date May 1, 2003	2011	$13.123	$13.845	22,044
	2010	$12.352	$13.123	13,681
	2009	$11.479	$12.352	16,460
	2008	$11.086	$11.479	18,967
	2007	$10.571	$11.086	22,271
	2006	$10.370	$10.571	20,447
	2005	$10.328	$10.370	21,456
	2004	$10.066	$10.328	23,143
	2003	$10.000	$10.066	25,105
TA JPMorgan Enhanced Index - Service Class	2012	$13.593	$15.523	950
Subaccount Inception Date May 1, 2003	2011	$13.751	$13.593	896
	2010	$12.171	$13.751	1,380
	2009	$9.567	$12.171	1,266
	2008	$15.566	$9.567	10,505
	2007	$15.171	$15.566	15,892
	2006	$13.415	$15.171	16,496
	2005	$13.215	$13.415	22,681
	2004	$12.136	$13.215	16,084
	2003	$10.000	$12.136	46,391
TA JPMorgan Mid Cap Value - Service Class	2012	$17.276	$20.433	459
Subaccount Inception Date May 1, 2003	2011	$17.262	$17.276	459
	2010	$14.286	$17.262	460
	2009	$11.515	$14.286	460
	2008	$17.493	$11.515	528
	2007	$17.344	$17.493	3,846
	2006	$15.075	$17.344	6,898
	2005	$14.078	$15.075	9,422
	2004	$12.515	$14.078	10,842
	2003	$10.000	$12.515	5,088

Subaccount		1.65%
	Year	Beginning AUV	Ending AUV	# Units
TA Morgan Stanley Capital Growth - Service Class	2012	$14.593	$16.538	2,459
Subaccount Inception Date May 1, 2003	2011	$15.778	$14.593	2,468
	2010	$12.620	$15.778	2,821
	2009	$10.056	$12.620	4,950
	2008	$16.109	$10.056	4,928
	2007	$16.252	$16.109	6,478
	2006	$13.967	$16.252	6,805
	2005	$13.678	$13.967	12,890
	2004	$12.770	$13.678	17,915
	2003	$10.000	$12.770	12,292
TA AEGON High Yield Bond - Service Class	2012	$15.278	$17.599	1,305
Subaccount Inception Date May 1, 2003	2011	$14.856	$15.278	1,357
	2010	$13.463	$14.856	2,781
	2009	$9.318	$13.463	3,524
	2008	$12.709	$9.318	3,870
	2007	$12.700	$12.709	8,361
	2006	$11.672	$12.700	4,137
	2005	$11.690	$11.672	4,169
	2004	$10.853	$11.690	5,623
	2003	$10.000	$10.853	1,548
TA MFS International Equity - Service Class	2012	$16.008	$19.191	831
Subaccount Inception Date May 1, 2003	2011	$18.123	$16.008	831
	2010	$16.701	$18.123	951
	2009	$12.838	$16.701	471
	2008	$20.246	$12.838	648
	2007	$18.906	$20.246	3,332
	2006	$15.635	$18.906	6,171
	2005	$14.139	$15.635	4,281
	2004	$12.584	$14.139	4,196
	2003	$10.000	$12.584	2,284
TA Jennison Growth - Service Class	2012	$10.240	$11.625	4,933
Subaccount Inception Date April 29, 2010	2011	$10.490	$10.240	5,495
	2010	$10.0000	$10.490	5,496
TA BNP Paribas Large Cap Growth - Service Class(2)	2012	$14.697	$16.890	1,181
Subaccount Inception Date April 30, 2009	2011	$15.328	$14.697	1,836
	2010	$13.107	$15.328	766
	2009	$10.000	$13.107	1,549
TA PIMCO Total Return - Service Class	2012	$13.535	$14.290	28,319
Subaccount Inception Date May 1, 2003	2011	$12.986	$13.535	26,969
	2010	$12.344	$12.986	18,579
	2009	$10.840	$12.344	17,692
	2008	$11.369	$10.840	22,484
	2007	$10.622	$11.369	27,298
	2006	$10.393	$10.622	37,319
	2005	$10.355	$10.393	14,343
	2004	$10.102	$10.355	8,531
	2003	$10.000	$10.102	6,946
TA T. Rowe Price Small Cap - Service Class	2012	$19.158	$21.750	1,989
Subaccount Inception Date May 1, 2003	2011	$19.184	$19.158	1,993
	2010	$14.546	$19.184	1,881
	2009	$10.689	$14.546	1,819
	2008	$17.086	$10.689	4,020
	2007	$15.895	$17.086	6,077
	2006	$15.636	$15.895	8,259
	2005	$14.399	$15.636	7,313
	2004	$13.293	$14.399	15,041
	2003	$10.000	$13.293	8,814
TA Third Avenue Value - Service Class(3)	2012	$15.798	$18.732	17,394
Subaccount Inception Date May 1, 2003	2011	$18.780	$15.798	21,428
	2010	$16.576	$18.780	35,821
	2009	$12.526	$16.576	38,023
	2008	$21.687	$12.526	57,749
	2007	$21.840	$21.687	68,046
	2006	$19.175	$21.840	98,774
	2005	$16.454	$19.175	77,883
	2004	$13.436	$16.454	67,734
	2003	$10.000	$13.436	14,845

Subaccount		1.65%
	Year	Beginning AUV	Ending AUV	# Units
TA Multi-Managed Balanced - Service Class	2012	$15.471	$17.106	5,291
Subaccount Inception Date May 1, 2003	2011	$15.157	$15.471	5,718
	2010	$12.437	$15.157	5,605
	2009	$10.038	$12.437	2,716
	2008	$15.135	$10.038	2,788
	2007	$13.570	$15.135	6,290
	2006	$12.686	$13.570	4,437
	2005	$11.965	$12.686	2,443
	2004	$11.450	$11.965	3,399
	2003	$10.000	$11.450	4,237
TA AllianceBernstein Dynamic Allocation - Service Class	2012	$14.210	$14.788	130
Subaccount Inception Date May 1, 2003	2011	$14.207	$14.210	131
	2010	$13.231	$14.207	506
	2009	$10.254	$13.231	449
	2008	$16.545	$10.254	484
	2007	$14.219	$16.545	1,299
	2006	$13.063	$14.219	3,473
	2005	$12.826	$13.063	4,749
	2004	$10.971	$12.826	4,343
	2003	$10.000	$10.971	2,235
TA WMC Diversified Growth - Service Class	2012	$14.072	$15.623	6,642
Subaccount Inception Date May 1, 2003	2011	$14.888	$14.072	13,156
	2010	$12.882	$14.888	13,877
	2009	$10.159	$12.882	18,127
	2008	$19.187	$10.159	19,707
	2007	$16.808	$19.187	26,456
	2006	$15.765	$16.808	30,916
	2005	$13.783	$15.765	33,351
	2004	$12.120	$13.783	29,818
	2003	$10.000	$12.120	16,926
TA AEGON Money Market - Service Class	2012	$10.062	$9.898	17,525
Subaccount Inception Date May 1, 2003	2011	$10.227	$10.062	26,514
	2010	$10.395	$10.227	33,235
	2009	$10.565	$10.395	8,472
	2008	$10.512	$10.565	74,090
	2007	$10.201	$10.512	21,632
	2006	$9.926	$10.201	96,141
	2005	$9.833	$9.926	41,051
	2004	$9.922	$9.833	22,629
	2003	$10.000	$9.922	326,724
TA Systematic Small/Mid Cap Value - Service Class(3)	2012	$17.916	$20.451	4,839
Subaccount Inception date May 3, 2004	2011	$18.747	$17.916	5,096
	2010	$14.653	$18.747	1,721
	2009	$10.423	$14.653	4,681
	2008	$17.974	$10.423	6,483
	2007	$14.690	$17.974	9,268
	2006	$12.675	$14.690	6,543
	2005	$11.377	$12.675	8,451
	2004	$10.000	$11.377	3,651
TA AEGON U.S. Government Securities - Service Class	2012	$12.502	$12.896	46
Subaccount Inception Date May 1, 2003	2011	$11.845	$12.502	51
	2010	$11.552	$11.845	280
	2009	$11.270	$11.552	11,989
	2008	$10.665	$11.270	20,549
	2007	$10.250	$10.665	2,813
	2006	$10.110	$10.250	2,826
	2005	$10.078	$10.110	11,008
	2004	$9.957	$10.078	3,477
	2003	$10.000	$9.957	5,479
TA AEGON Tactical Vanguard ETF – Conservative
– Service Class	2012	$10.052	$10.558	0
Subaccount Inception Date December 9, 2011	2011	$10.000	$10.052	0
TA AEGON Tactical Vanguard ETF – Growth – Service Class	2012	$9.884	$10.788	466
Subaccount Inception Date December 9, 2011	2011	$10.000	$9.884	976

Subaccount		1.65%
	Year	Beginning AUV	Ending AUV	# Units
TA Vanguard ETF - Balanced - Service Class(4)	2012	$10.181	$10.856	0
Subaccount Inception Date May 1, 2008	2011	$10.199	$10.181	0
	2010	$9.366	$10.199	0
	2009	$8.170	$9.366	0
	2008	$10.000	$8.170	0
TA Vanguard ETF – Growth - Service Class(5)	2012	$9.448	$10.368	0
Subaccount Inception Date May 1, 2008	2011	$9.714	$9.448	0
	2010	$8.738	$9.714	0
	2009	$7.210	$8.738	0
	2008	$10.000	$7.210	0
TA Janus Balanced - Service Class	2012	$0.877	$0.971	4,326
Subaccount Inception Date November 19, 2009	2011	$1.000	$0.877	10,064
	2010	$0.986	$1.000	74,349
	2009	$0.987	$0.986	0
TA PIMCO Tactical - Balanced - Service Class	2012	$0.921	$0.915	0
Subaccount Inception Date November 19, 2009	2011	$0.969	$0.921	0
	2010	$1.020	$0.969	0
	2009	$0.998	$1.020	0
TA PIMCO Tactical - Growth - Service Class	2012	$0.867	$0.859	0
Subaccount Inception Date November 19, 2009	2011	$0.998	$0.867	0
	2010	$1.021	$0.998	0
	2009	$0.996	$1.021	0
TA PIMCO Tactical - Conservative - Service Class	2012	$0.896	$0.895	2,291
Subaccount Inception Date November 19, 2009	2011	$0.984	$0.896	1.901
	2010	$1.022	$0.984	1,837
	2009	$0.997	$1.022	0
TA Hanlon Income - Service Class	2012	$1.001	$1.019	11,729
Subaccount Inception Date November 19, 2009	2011	$0.988	$1.001	27,286
	2010	$1.004	$0.988	201,575
	2009	$1.000	$1.004	0
TA Morgan Stanley Mid-Cap Growth - Service Class	2012	$17.092	$18.288	3,208
Subaccount Inception Date May 1, 2003	2011	$18.664	$17.092	7,015
	2010	$14.203	$18.664	377
	2009	$9.016	$14.203	378
	2008	$17.113	$9.016	412
	2007	$14.232	$17.113	2,297
	2006	$13.202	$14.232	2,596
	2005	$12.506	$13.202	8,331
	2004	$11.892	$12.506	1,403
	2003	$10.000	$11.892	3,514
ProFund VP Asia 30	2012	$6.898	$7.836	2,646
Subaccount Inception Date September 6, 2007	2011	$9.605	$6.898	2,638
	2010	$8.572	$9.605	3,304
	2009	$5.650	$8.572	3,268
	2008	$11.680	$5.650	3,268
	2007	$10.00	$11.680	4,653
ProFund VP Basic Materials	2012	$8.929	$9.529	0
Subaccount Inception Date September 6, 2007	2011	$10.824	$8.929	9,432
	2010	$8.484	$10.824	11,536
	2009	$5.311	$8.484	5,430
	2008	$11.115	$5.311	1,006
	2007	$10.00	$11.115	2,818
ProFund VP Bull	2012	$9.494	$10.636	1,784
Subaccount Inception Date June 12, 2006	2011	$9.650	$9.494	111
	2010	$8.713	$9.650	3,836
	2009	$7.123	$8.713	17,395
	2008	$11.617	$7.123	0
	2007	$11.405	$11.617	0
	2006	$10.000	$11.405	1,726
ProFund VP Consumer Services	2012	$9.847	$11.827	0
Subaccount Inception Date September 6, 2007	2011	$9.488	$9.847	1,715
	2010	$7.945	$9.488	7.945
	2009	$6.174	$7.945	1,043
	2008	$9.147	$6.174	0
	2007	$10.00	$9.147	0

Subaccount		1.65%
	Year	Beginning AUV	Ending AUV	# Units
ProFund VP Emerging Markets	2012	$7.669	$8.040	6,720
Subaccount Inception Date September 6, 2007	2011	$9.708	$7.669	7,167
	2010	$8.990	$9.708	3,165
	2009	$5.629	$8.990	5,652
	2008	$11.465	$5.629	90
	2007	$10.00	$11.465	0
ProFund VP Europe 30	2012	$6.673	$7.654	0
Subaccount Inception Date September 6, 2007	2011	$7.444	$6.673	0
	2010	$7.373	$7.444	0
	2009	$5.665	$7.373	0
	2008	$10.285	$5.665	99
	2007	$10.00	$10.285	4,209
ProFund VP Falling U.S. Dollar	2012	$9.198	$8.978	0
Subaccount Inception Date September 6, 2007	2011	$9.611	$9.198	85
	2010	$10.029	$9.611	86
	2009	$9.867	$10.029	86
	2008	$10.571	$9.867	0
	2007	$10.00	$10.571	0
ProFund VP Financials	2012	$4.397	$5.395	0
Subaccount Inception Date September 6, 2007	2011	$5.187	$4.397	0
	2010	$4.753	$5.187	1,888
	2009	$4.201	$4.753	1,888
	2008	$8.634	$4.201	0
	2007	$10.00	$8.634	0
ProFund VP International	2012	$6.051	$6.900	3,693
Subaccount Inception Date September 6, 2007	2011	$7.180	$6.051	967
	2010	$6.770	$7.180	4,725
	2009	$5.521	$6.770	12,367
	2008	$10.095	$5.521	0
	2007	$10.00	$10.095	0
ProFund VP Japan	2012	$4.244	$5.133	0
Subaccount Inception Date September 6, 2007	2011	$5.296	$4.244	0
	2010	$5.760	$5.296	0
	2009	$5.307	$5.760	0
	2008	$9.119	$5.307	0
	2007	$10.00	$9.119	0
ProFund VP Mid-Cap	2012	$8.886	$10.099	1,821
Subaccount Inception Date September 6, 2007	2011	$9.427	$8.886	118
	2010	$7.725	$9.427	7.725
	2009	$5.909	$7.725	0
	2008	$9.747	$5.909	0
	2007	$10.00	$9.747	0
ProFund VP Money Market	2012	$9.773	$9.616	42,075
Subaccount Inception Date June 12, 2006	2011	$9.932	$9.773	48,697
	2010	$10.094	$9.932	52,890
	2009	$10.257	$10.094	96,803
	2008	$10.340	$10.257	41,786
	2007	$10.130	$10.340	7,744
	2006	$10.000	$10.130	0
ProFund VP NASDAQ-100	2012	$12.941	$14.796	0
Subaccount Inception Date June 12, 2006	2011	$12.965	$12.941	54
	2010	$11.145	$12.965	959
	2009	$7.453	$11.145	196
	2008	$13.173	$7.453	0
	2007	$11.385	$13.173	0
	2006	$10.000	$11.385	1,773
ProFund VP Oil & Gas	2012	$8.953	$9.063	176
Subaccount Inception Date September 6, 2007	2011	$8.901	$8.953	995
	2010	$7.683	$8.901	2,775
	2009	$6.762	$7.683	1,596
	2008	$10.902	$6.762	738
	2007	$10.00	$10.902	0

Subaccount		1.65%
	Year	Beginning AUV	Ending AUV	# Units
ProFund VP Pharmaceuticals	2012	$10.271	$11.301	0
Subaccount Inception Date September 6, 2007	2011	$8.990	$10.271	1,723
	2010	$9.095	$8.990	0
	2009	$7.909	$9.095	7
	2008	$9.988	$7.909	197
	2007	$10.00	$9.988	0
ProFund VP Precious Metals	2012	$11.092	$9.324	141
Subaccount Inception Date September 6, 2007	2011	$13.957	$11.092	283
	2010	$10.673	$13.957	805
	2009	$8.017	$10.673	1,175
	2008	$11.770	$8.017	600
	2007	$10.00	$11.770	0
ProFund VP Short Emerging Markets	2012	$4.722	$4.039	0
Subaccount Inception Date September 6, 2007	2011	$4.337	$4.722	0
	2010	$5.405	$4.337	0
	2009	$10.712	$5.405	0
	2008	$8.235	$10.712	0
	2007	$10.00	$8.235	0
ProFund VP Short International	2012	$7.700	$6.048	0
Subaccount Inception Date September 6, 2007	2011	$7.688	$7.700	0
	2010	$9.162	$7.688	0
	2009	$13.358	$9.162	0
	2008	$9.824	$13.358	0
	2007	$10.00	$9.824	0
ProFund VP Short NASDAQ-100	2012	$5.650	$4.513	0
Subaccount Inception Date September 6, 2007	2011	$6.415	$5.650	0
	2010	$8.274	$6.415	0
	2009	$14.173	$8.274	133
	2008	$9.724	$14.173	0
	2007	$10.00	$9.724	0
ProFund VP Short Small-Cap	2012	$4.580	$3.651	0
Subaccount Inception Date June 12, 2006	2011	$5.121	$4.580	0
	2010	$7.326	$5.121	0
	2009	$11.012	$7.326	0
	2008	$9.022	$11.012	1,047
	2007	$8.774	$9.022	0
	2006	$10.000	$8.774	0
ProFund VP Small-Cap	2012	$9.673	$10.919	1,769
Subaccount Inception Date June 12, 2006	2011	$10.422	$9.673	88
	2010	$8.490	$10.422	1,225
	2009	$6.845	$8.490	2,215
	2008	$10.772	$6.845	0
	2007	$11.199	$10.772	2,799
	2006	$10.000	$11.199	1,767
ProFund VP Small-Cap Value	2012	$8.378	$9.573	0
Subaccount Inception Date September 6, 2007	2011	$8.881	$8.378	0
	2010	$7.393	$8.881	0
	2009	$6.242	$7.393	0
	2008	$9.154	$6.242	0
	2007	$10.00	$9.154	0
ProFund VP Telecommunications	2012	$7.405	$8.488	154
Subaccount Inception Date September 6, 2007	2011	$7.389	$7.405	0
	2010	$6.493	$7.389	1,134
	2009	$6.150	$6.493	839
	2008	$9.533	$6.150	0
	2007	$10.00	$9.533	0
ProFund VP UltraSmall-Cap	2012	$4.738	$6.036	251
Subaccount Inception Date September 6, 2007	2011	$5.934	$4.738	251
	2010	$4.063	$5.934	251
	2009	$2.947	$4.063	558
	2008	$8.859	$2.947	43,196
	2007	$10.00	$8.859	0

Subaccount		1.65%
	Year	Beginning AUV	Ending AUV	# Units
ProFund VP U.S. Government Plus	2012	$16.148	$16.039	0
Subaccount Inception Date September 6, 2007	2011	$11.437	$16.148	0
	2010	$10.557	$11.437	0
	2009	$15.927	$10.557	0
	2008	$10.811	$15.927	0
	2007	$10.00	$10.811	4,554
ProFund VP Utilities	2012	$9.608	$9.464	121
Subaccount Inception Date September 6, 2007	2011	$8.311	$9.608	2,034
	2010	$7.973	$8.311	237
	2009	$7.319	$7.973	1,970
	2008	$10.736	$7.319	89
	2007	$10.00	$10.736	4,304
Access VP High Yield FundSM	2012	$12.858	$14.435	2,013
Subaccount Inception Date September 6, 2007	2011	$12.721	$12.858	2,005
	2010	$11.111	$12.721	0
	2009	$9.661	$11.111	2,018
	2008	$10.299	$9.661	3,869
	2007	$10.00	$10.299	0

Subaccount		1.25%
	Year	Beginning AUV	Ending AUV	# Units
TA Asset Allocation - Conservative - Service Class	2012	$15.274	$16.170	65,687
Subaccount Inception Date May 1, 2003	2011	$15.109	$15.274	81,782
	2010	$14.072	$15.109	127,129
	2009	$11.407	$14.072	154,247
	2008	$14.696	$11.407	180,123
	2007	$14.019	$14.696	234,747
	2006	$13.005	$14.019	264,896
	2005	$12.540	$13.005	321,462
	2004	$11.602	$12.540	420,965
	2003	$10.000	$11.602	302,267
TA Asset Allocation - Growth - Service Class	2012	$15.096	$16.756	110,844
Subaccount Inception Date May 1, 2003	2011	$16.208	$15.096	134,198
	2010	$14.313	$16.208	185,650
	2009	$11.187	$14.313	213,409
	2008	$18.803	$11.187	211,114
	2007	$17.705	$18.803	303,059
	2006	$15.551	$17.705	299,276
	2005	$14.069	$15.551	292,421
	2004	$12.507	$14.069	272,594
	2003	$10.000	$12.507	149,984
TA Asset Allocation - Moderate - Service Class	2012	$15.704	$16.922	153,426
Subaccount Inception Date May 1, 2003	2011	$15.853	$15.704	171,416
	2010	$14.574	$15.853	230,029
	2009	$11.693	$14.574	319,053
	2008	$16.042	$11.693	419,164
	2007	$15.077	$16.042	540,756
	2006	$13.727	$15.077	601,731
	2005	$12.974	$13.727	648,476
	2004	$11.822	$12.974	676,846
	2003	$10.000	$11.822	524,209
TA Asset Allocation - Moderate Growth VP - Service Class	2012	$15.655	$17.064	220,277
Subaccount Inception Date May 1, 2003	2011	$16.219	$15.655	252,440
	2010	$14.610	$16.219	325,148
	2009	$11.568	$14.610	393,321
	2008	$17.462	$11.568	449,321
	2007	$16.439	$17.462	611,153
	2006	$14.660	$16.439	652,820
	2005	$13.531	$14.660	644,216
	2004	$12.108	$13.531	634,389
	2003	$10.000	$12.108	454,072
TA International Moderate Growth - Service Class	2012	$8.836	$9.815	515
Subaccount Inception Date May 1, 2006	2011	$9.675	$8.836	586
	2010	$8.886	$9.675	594
	2009	$6.957	$8.886	4,299
	2008	$11.061	$6.957	4,968
	2007	$10.323	$11.061	12,728
	2006	$10.000	$10.323	3,772
TA Barrow Hanley Dividend Focused - Service Class(1)	2012	$16.160	$17.790	25,997
Subaccount Inception Date May 1, 2003	2011	$15.969	$16.160	32,852
	2010	$14.679	$15.969	42,118
	2009	$13.070	$14.679	26,963
	2008	$20.071	$13.070	22,771
	2007	$19.476	$20.071	42,418
	2006	$16.910	$19.476	47,834
	2005	$14.794	$16.910	50,899
	2004	$12.696	$14.794	19,311
	2003	$10.000	$12.696	17,936

Subaccount		1.25%
	Year	Beginning AUV	Ending AUV	# Units
TA Clarion Global Real Estate Securities - Service Class	2012	$19.000	$23.451	5,872
Subaccount Inception Date May 1, 2003	2011	$20.467	$19.000	7,812
	2010	$17.973	$20.467	12,798
	2009	$13.682	$17.973	17,325
	2008	$24.092	$13.682	20,459
	2007	$26.205	$24.092	23,256
	2006	$18.697	$26.205	71,362
	2005	$16.726	$18.697	70,520
	2004	$12.783	$16.726	66,127
	2003	$10.000	$12.783	43,417
TA JPMorgan Tactical Allocation - Service Class	2012	$12.855	$13.644	32,123
Subaccount Inception Date May 1, 2003	2011	$12.582	$12.855	38,376
	2010	$12.792	$12.582	46,199
	2009	$12.461	$12.792	50,967
	2008	$13.232	$12.461	68,758
	2007	$13.493	$13.232	150,285
	2006	$13.332	$13.493	175,055
	2005	$12.890	$13.332	196,810
	2004	$11.978	$12.890	202,696
	2003	$10.000	$11.978	158,359
TA JPMorgan Core Bond - Service Class	2012	$14.330	$14.825	27,729
Subaccount Inception Date May 1, 2003	2011	$13.529	$14.330	39,168
	2010	$12.684	$13.529	51,067
	2009	$11.741	$12.684	56,962
	2008	$11.295	$11.741	54,437
	2007	$10.727	$11.295	58,376
	2006	$10.481	$10.727	69,478
	2005	$10.398	$10.481	80,032
	2004	$10.093	$10.398	107,176
	2003	$10.000	$10.093	110,947
TA JPMorgan Enhanced Index - Service Class	2012	$14.068	$16.130	3,266
Subaccount Inception Date May 1, 2003	2011	$14.177	$14.068	4,372
	2010	$12.497	$14.177	2,934
	2009	$9.785	$12.497	6,261
	2008	$15.858	$9.785	3,103
	2007	$15.395	$15.858	6,318
	2006	$13.559	$15.395	11,174
	2005	$13.304	$13.559	10,060
	2004	$12.168	$13.304	21,163
	2003	$10.000	$12.168	14,125
TA JPMorgan Mid Cap Value - Service Class	2012	$17.881	$21.233	5,273
Subaccount Inception Date May 1, 2003	2011	$17.796	$17.881	5,368
	2010	$14.671	$17.796	5,445
	2009	$11.778	$14.671	6,082
	2008	$17.822	$11.778	6,987
	2007	$17.600	$17.822	13,098
	2006	$15.237	$17.600	14,635
	2005	$14.172	$15.237	20,988
	2004	$12.549	$14.172	14,243
	2003	$10.000	$12.549	13,514
TA Morgan Stanley Capital Growth - Service Class	2012	$15.104	$17.185	2,187
Subaccount Inception Date May 1, 2003	2011	$16.267	$15.104	3,820
	2010	$12.960	$16.267	4,127
	2009	$10.286	$12.960	4,167
	2008	$16.412	$10.286	6,889
	2007	$16.493	$16.412	31,020
	2006	$14.117	$16.493	40,836
	2005	$13.770	$14.117	32,282
	2004	$12.804	$13.770	62,633
	2003	$10.000	$12.804	41,529

Subaccount		1.25%
	Year	Beginning AUV	Ending AUV	# Units
TA AEGON High Yield Bond - Service Class	2012	$15.814	$18.288	8,978
Subaccount Inception Date May 1, 2003	2011	$15.316	$15.814	10,752
	2010	$13.825	$15.316	13,216
	2009	$9.532	$13.825	15,388
	2008	$12.948	$9.532	2,865
	2007	$12.888	$12.948	33,271
	2006	$11.797	$12.888	38,759
	2005	$11.768	$11.797	44,382
	2004	$10.882	$11.768	4,006
	2003	$10.000	$10.882	2,265
TA MFS International Equity - Service Class	2012	$16.568	$19.942	6,907
Subaccount Inception Date May 1, 2003	2011	$18.684	$16.568	10,574
	2010	$17.150	$18.684	12,168
	2009	$13.132	$17.150	13,857
	2008	$20.628	$13.132	16,652
	2007	$19.185	$20.628	32,824
	2006	$15.804	$19.185	29,503
	2005	$14.234	$15.804	24,030
	2004	$12.618	$14.234	21,801
	2003	$10.000	$12.618	15,686
TA Jennison Growth - Service Class	2012	$10.308	$11.749	4,627
Subaccount Inception Date April 29, 2010	2011	$10.518	$10.308	7,020
	2010	$10.000	$10.518	13,104
TA BNP Paribas Large Cap Growth – Service Class(2)	2012	$14.853	$17.136	3,893
Subaccount Inception Date April 30, 2009	2011	$15.429	$14.853	4,263
	2010	$13.141	$15.429	4,466
	2009	$10.000	$13.141	4,735
TA PIMCO Total Return - Service Class	2012	$14.009	$14.849	28,848
Subaccount Inception Date May 1, 2003	2011	$13.388	$14.009	40,246
	2010	$12.676	$13.388	65,364
	2009	$11.088	$12.676	64,311
	2008	$11.583	$11.088	65,814
	2007	$10.779	$11.583	62,113
	2006	$10.505	$10.779	65,107
	2005	$10.425	$10.505	89,560
	2004	$10.129	$10.425	101,399
	2003	$10.000	$10.129	53,588
TA T. Rowe Price Small Cap - Service Class	2012	$19.829	$22.601	6,157
Subaccount Inception Date May 1, 2003	2011	$19.777	$19.829	8,110
	2010	$14.937	$19.777	8,252
	2009	$10.933	$14.937	12,648
	2008	$17.407	$10.933	13,169
	2007	$16.130	$17.407	27,589
	2006	$15.804	$16.130	30,678
	2005	$14.495	$15.804	47,374
	2004	$13.330	$14.495	43,340
	2003	$10.000	$13.330	42,810
TA Third Avenue Value - Service Class(3)	2012	$16.351	$19.465	21,220
Subaccount Inception Date May 1, 2003	2011	$19.362	$16.351	25,132
	2010	$17.022	$19.362	31,899
	2009	$12.812	$17.022	49,594
	2008	$22.095	$12.812	62,169
	2007	$22.163	$22.095	106,098
	2006	$19.381	$22.163	122,091
	2005	$16.565	$19.381	133,854
	2004	$13.472	$16.565	96,971
	2003	$10.000	$13.472	59,958

Subaccount		1.25%
	Year	Beginning AUV	Ending AUV	# Units
TA Multi-Managed Balanced - Service Class	2012	$16.013	$17.775	20,844
Subaccount Inception Date May 1, 2003	2011	$15.626	$16.013	22,503
	2010	$12.771	$15.626	23,815
	2009	$10.268	$12.771	10,340
	2008	$15.419	$10.268	11,628
	2007	$13.771	$15.419	17,141
	2006	$12.823	$13.771	15,120
	2005	$12.045	$12.823	18,582
	2004	$11.571	$12.045	20,474
	2003	$10.000	$11.571	31,846
TA AllianceBernstein Dynamic Allocation - Service Class	2012	$14.708	$15.367	9,500
Subaccount Inception Date May 1, 2003	2011	$14.647	$14.708	9,735
	2010	$13.587	$14.647	10,533
	2009	$10.488	$13.587	11,740
	2008	$16.856	$10.488	10,563
	2007	$14.429	$16.856	40,836
	2006	$13.204	$14.429	49,546
	2005	$12.912	$13.204	60,422
	2004	$11.001	$12.912	45,698
	2003	$10.000	$11.001	26,363
TA WMC Diversified Growth - Service Class	2012	$14.564	$16.234	56,959
Subaccount Inception Date May 1, 2003	2011	$15.349	$14.564	68,119
	2010	$13.229	$15.349	60,607
	2009	$10.391	$13.229	71,804
	2008	$19.548	$10.391	85,639
	2007	$17.057	$19.548	109,821
	2006	$15.935	$17.057	133,549
	2005	$13.876	$15.935	89,809
	2004	$12.153	$13.876	93,285
	2003	$10.000	$12.153	54,052
TA AEGON Money Market - Service Class	2012	$10.413	$10.285	32,652
Subaccount Inception Date May 1, 2003	2011	$10.543	$10.413	38,884
	2010	$10.674	$10.543	45,354
	2009	$10.806	$10.674	103,132
	2008	$10.710	$10.806	200,127
	2007	$10.351	$10.710	61,111
	2006	$10.032	$10.351	46,063
	2005	$9.898	$10.032	58,465
	2004	$9.949	$9.898	69,113
	2003	$10.000	$9.949	110,345
TA Systematic Small/Mid Cap Value - Service Class(3)	2012	$18.469	$21.166	14,183
Subaccount Inception date May 3, 2004	2011	$19.249	$18.469	25,912
	2010	$14.986	$19.249	29,024
	2009	$10.618	$14.986	30,909
	2008	$18.239	$10.618	21,750
	2007	$14.847	$18.239	32,178
	2006	$12.760	$14.847	13,892
	2005	$11.407	$12.760	10,312
	2004	$10.000	$11.407	4,512
TA AEGON U.S. Government Securities - Service Class	2012	$12.940	$13.401	15,139
Subaccount Inception Date May 1, 2003	2011	$12.211	$12.940	21,054
	2010	$11.863	$12.211	23,932
	2009	$11.527	$11.863	36,254
	2008	$10.866	$11.527	47,219
	2007	$10.401	$10.866	14,081
	2006	$10.219	$10.401	17,932
	2005	$10.146	$10.219	24,898
	2004	$9.984	$10.146	8,509
	2003	$10.000	$9.984	16,531
TA AEGON Tactical Vanguard ETF – Conservative
– Service Class	2012	$10.054	$10.602	0
Subaccount Inception Date December 9, 2011	2011	$10.000	$10.054	0
TA AEGON Tactical Vanguard ETF – Growth – Service Class	2012	$9.886	$10.833	184
Subaccount Inception Date December 9, 2011	2011	$10.000	$9.886	2,040

Subaccount		1.25%
	Year	Beginning AUV	Ending AUV	# Units
TA Vanguard ETF – Balanced - Service Class(4)	2012	$10.329	$11.058	0
Subaccount Inception Date May 1, 2008	2011	$10.307	$10.329	0
	2010	$9.428	$10.307	0
	2009	$8.192	$9.428	0
	2008	$10.000	$8.192	0
TA Vanguard ETF – Growth - Service Class(5)	2012	$9.586	$10.561	0
Subaccount Inception Date May 1, 2008	2011	$9.817	$9.586	322
	2010	$8.795	$9.817	324
	2009	$7.230	$8.795	593
	2008	$10.000	$7.230	599
TA Janus Balanced – Service Class	2012	$0.885	$0.983	0
Subaccount Inception Date November 19, 2009	2011	$1.004	$0.885	2,883
	2010	$0.986	$1.004	4,146
	2009	$0.987	$0.986	0
TA PIMCO Tactical - Balanced – Service Class	2012	$0.929	$0.926	6,802
Subaccount Inception Date November 19, 2009	2011	$0.973	$0.929	5,032
	2010	$1.021	$0.973	1,552
	2009	$0.998	$1.021	0
TA PIMCO Tactical - Growth – Service Class	2012	$0.875	$0.870	0
Subaccount Inception Date November 19, 2009	2011	$1.002	$0.875	0
	2010	$1.022	$1.002	10,813
	2009	$0.996	$1.022	0
TA PIMCO Tactical - Conservative - Service Class	2012	$0.904	$0.906	7,030
Subaccount Inception Date November 19, 2009	2011	$0.989	$0.904	15,813
	2010	$1.023	$0.989	8,272
	2009	$0.997	$1.023	0
TA Hanlon Income – Service Class	2012	$1.009	$1.031	20,237
Subaccount Inception Date November 19, 2009	2011	$0.993	$1.009	81,322
	2010	$1.004	$0.993	192,967
	2009	$1.000	$1.004	36,074
TA Morgan Stanley Mid-Cap Growth - Service Class	2012	$17.690	$19.004	20,321
Subaccount Inception Date May 1, 2003	2011	$19.242	$17.690	25,872
	2010	$14.585	$19.242	10,346
	2009	$9.223	$14.585	12,267
	2008	$17.435	$9.223	13,831
	2007	$14.442	$17.435	23,390
	2006	$13.434	$14.442	26,338
	2005	$12.590	$13.434	23,796
	2004	$11.924	$12.590	25,752
	2003	$10.000	$11.924	14,577
ProFund VP Asia 30	2012	$7.017	$8.003	293
Subaccount Inception Date September 6, 2007	2011	$9.732	$7.017	1,001
	2010	$8.651	$9.732	2,277
	2009	$5.680	$8.651	2,924
	2008	$11.695	$5.680	2,269
	2007	$10.00	$11.695	5,648
ProFund VP Basic Materials	2012	$9.083	$9.731	5,155
Subaccount Inception Date September 6, 2007	2011	$10.967	$9.083	6,280
	2010	$8.562	$10.967	8,864
	2009	$5.339	$8.562	13,220
	2008	$11.129	$5.339	5,569
	2007	$10.00	$11.129	13,004
ProFund VP Bull	2012	$9.704	$10.915	661
Subaccount Inception Date June 12, 2006	2011	$9.825	$9.704	459
	2010	$8.837	$9.825	12,828
	2009	$7.195	$8.837	14,594
	2008	$11.689	$7.195	0
	2007	$11.430	$11.689	2,449
	2006	$10.000	$11.430	11,271
ProFund VP Consumer Services	2012	$10.017	$12.079	1,978
Subaccount Inception Date September 6, 2007	2011	$9.613	$10.017	1,790
	2010	$8.018	$9.613	111
	2009	$6.207	$8.018	111
	2008	$9.159	$6.207	124
	2007	$10.00	$9.159	0

Subaccount		1.25%
	Year	Beginning AUV	Ending AUV	# Units
ProFund VP Emerging Markets	2012	$7.801	$8.210	12,045
Subaccount Inception Date September 6, 2007	2011	$9.837	$7.801	17,491
	2010	$9.073	$9.837	26,628
	2009	$5.658	$9.073	26,037
	2008	$11.480	$5.658	1,530
	2007	$10.00	$11.480	506
ProFund VP Europe 30	2012	$6.788	$7.816	0
Subaccount Inception Date September 6, 2007	2011	$7.543	$6.788	0
	2010	$7.441	$7.543	0
	2009	$5.695	$7.441	0
	2008	$10.298	$5.695	0
	2007	$10.00	$10.298	11,005
ProFund VP Falling U.S. Dollar	2012	$9.356	$9.168	0
Subaccount Inception Date September 6, 2007	2011	$9.738	$9.356	0
	2010	$10.121	$9.738	0
	2009	$9.919	$10.121	0
	2008	$10.585	$9.919	0
	2007	$10.00	$10.585	0
ProFund VP Financials	2012	$4.472	$5.509	2,083
Subaccount Inception Date September 6, 2007	2011	$5.255	$4.472	1,542
	2010	$4.797	$5.255	2,803
	2009	$4.223	$4.797	3,947
	2008	$8.645	$4.223	9,748
	2007	$10.00	$8.645	0
ProFund VP International	2012	$6.155	$7.047	2,331
Subaccount Inception Date September 6, 2007	2011	$7.275	$6.155	1,519
	2010	$6.833	$7.275	13,696
	2009	$5.550	$6.833	10,609
	2008	$10.108	$5.550	622
	2007	$10.00	$10.108	0
ProFund VP Japan	2012	$4.317	$5.242	54
Subaccount Inception Date September 6, 2007	2011	$5.366	$4.317	212
	2010	$5.813	$5.366	56
	2009	$5.334	$5.813	0
	2008	$9.131	$5.334	0
	2007	$10.00	$9.131	0
ProFund VP Mid-Cap	2012	$9.039	$10.314	1,199
Subaccount Inception Date September 6, 2007	2011	$9.551	$9.039	1,041
	2010	$7.796	$9.551	224
	2009	$5.940	$7.796	2,202
	2008	$9.759	$5.940	203
	2007	$10.00	$9.759	0
ProFund VP Money Market	2012	$9.990	$9.868	16,467
Subaccount Inception Date June 12, 2006	2011	$10.112	$9.990	22,220
	2010	$10.237	$10.112	14,337
	2009	$10.361	$10.237	53,286
	2008	$10.404	$10.361	41,923
	2007	$10.152	$10.404	22,862
	2006	$10.000	$10.152	0
ProFund VP NASDAQ-100	2012	$13.227	$15.184	168
Subaccount Inception Date June 12, 2006	2011	$13.200	$13.227	326
	2010	$11.303	$13.200	729
	2009	$7.529	$11.303	151
	2008	$13.254	$7.529	51
	2007	$11.410	$13.254	2,500
	2006	$10.000	$11.410	0
ProFund VP Oil & Gas	2012	$9.108	$9.255	8,600
Subaccount Inception Date September 6, 2007	2011	$9.019	$9.108	4,363
	2010	$7.754	$9.019	3,101
	2009	$6.797	$7.754	6,576
	2008	$10.916	$6.797	7,587
	2007	$10.00	$10.916	5,348

Subaccount		1.25%
	Year	Beginning AUV	Ending AUV	# Units
ProFund VP Pharmaceuticals	2012	$10.448	$11.541	2,755
Subaccount Inception Date September 6, 2007	2011	$9.109	$10.448	2,755
	2010	$9.179	$9.109	2,755
	2009	$7.950	$9.179	2,755
	2008	$10.001	$7.950	2,755
	2007	$10.00	$10.001	0
ProFund VP Precious Metals	2012	$11.283	$9.522	8,188
Subaccount Inception Date September 6, 2007	2011	$14.141	$11.283	8,317
	2010	$10.771	$14.141	8,964
	2009	$8.059	$10.771	8,937
	2008	$11.785	$8.059	9,877
	2007	$10.00	$11.785	9,051
ProFund VP Short Emerging Markets	2012	$4.803	$4.125	0
Subaccount Inception Date September 6, 2007	2011	$4.395	$4.803	0
	2010	$5.454	$4.395	0
	2009	$10.769	$5.454	304
	2008	$8.246	$10.769	536
	2007	$10.00	$8.246	0
ProFund VP Short International	2012	$7.833	$6.176	0
Subaccount Inception Date September 6, 2007	2011	$7.790	$7.833	0
	2010	$9.246	$7.790	314
	2009	$13.428	$9.246	643
	2008	$9.836	$13.428	330
	2007	$10.00	$9.836	0
ProFund VP Short NASDAQ-100	2012	$5.747	$4.609	0
Subaccount Inception Date September 6, 2007	2011	$6.500	$5.747	0
	2010	$8.350	$6.500	10
	2009	$14.247	$8.350	6
	2008	$9.736	$14.247	273
	2007	$10.00	$9.736	0
ProFund VP Short Small-Cap	2012	$4.682	$3.747	0
Subaccount Inception Date June 12, 2006	2011	$5.214	$4.682	0
	2010	$7.430	$5.214	965
	2009	$11.124	$7.430	0
	2008	$9.077	$11.124	385
	2007	$8.793	$9.077	0
	2006	$10.000	$8.793	0
ProFund VP Small-Cap	2012	$9.888	$11.206	1,236
Subaccount Inception Date June 12, 2006	2011	$10.612	$9.888	1,623
	2010	$8.610	$10.612	0
	2009	$6.915	$8.610	0
	2008	$10.839	$6.915	0
	2007	$11.224	$10.839	167
	2006	$10.000	$11.224	0
ProFund VP Small-Cap Value	2012	$8.522	$9.777	249
Subaccount Inception Date September 6, 2007	2011	$8.998	$8.522	514
	2010	$7.461	$8.998	0
	2009	$6.274	$7.461	622
	2008	$9.166	$6.274	194
	2007	$10.00	$9.166	0
ProFund VP Telecommunications	2012	$7.533	$8.668	1,731
Subaccount Inception Date September 6, 2007	2011	$7.487	$7.533	1,624
	2010	$6.553	$7.487	0
	2009	$6.182	$6.553	0
	2008	$9.545	$6.182	0
	2007	$10.00	$9.545	0
ProFund VP UltraSmall-Cap	2012	$4.820	$6.165	0
Subaccount Inception Date September 6, 2007	2011	$6.012	$4.820	6,000
	2010	$4.101	$6.012	892
	2009	$2.962	$4.101	915
	2008	$8.870	$2.962	0
	2007	$10.00	$8.870	189

Subaccount		1.25%
	Year	Beginning AUV	Ending AUV	# Units
ProFund VP U.S. Government Plus	2012	$16.425	$16.379	354
Subaccount Inception Date September 6, 2007	2011	$11.587	$16.425	80
	2010	$10.655	$11.587	835
	2009	$16.010	$10.655	559
	2008	$10.824	$16.010	4,336
	2007	$10.00	$10.824	0
ProFund VP Utilities	2012	$9.773	$9.665	2,112
Subaccount Inception Date September 6, 2007	2011	$8.420	$9.773	3,446
	2010	$8.047	$8.420	4,380
	2009	$7.358	$8.047	6,349
	2008	$10.750	$7.358	12,249
	2007	$10.00	$10.750	11,982
Access VP High Yield FundSM	2012	$13.079	$14.741	1,096
Subaccount Inception Date September 6, 2007	2011	$12.889	$13.079	2,468
	2010	$11.213	$12.889	2,827
	2009	$9.711	$11.213	5,636
	2008	$10.312	$9.711	9,535
	2007	$10.00	$10.312	0

(1)	Formerly known as Transamerica BlackRock Large Cap Value VP.
(2)	Formerly known as Transamerica Multi Managed Large Cap Core VP.
(3)	Transamerica Third Avenue Value VP merged into Transamerica Systematic Small/Mid Cap Value VP.
(4)	Portfolio name formerly known as Transamerica Index 50 VP and the subaccount name formerly known as TA Vanguard ETF Index – Balanced.
(5)	Portfolio name formerly known as Transamerica Index 75 VP and the subaccount name formerly known as TA Vanguard ETF Index –Growth.

APPENDIX C

If you are an existing contract owner of Contract Form Number WL18, the information provided in Appendix C hereby amends and/or replaces the corresponding information contained in the prospectus.

The following hereby amends, and to the extent inconsistent replaces, the corresponding SUMMARY section of the prospectus:

1.	The Annuity Contract

You can also direct money to the fixed account. Amounts in the fixed account earn interest annually at a fixed rate that is guaranteed by us never to be less than 3%, and may be more.

For an additional charge, you may select a compounding/monthly step-up death benefit. You may also add an Additional Earnings Rider that may provide a supplemental death benefit. You may only add the compounding/monthly step-up benefit and/or the Additional Earnings Rider when you purchase the Contract. See Section 9. Death Benefit, for details concerning these death benefit options. Subject to compliance with applicable law, we may at any time discontinue offering any optional rider described in this prospectus.

If you have already added the Guaranteed Minimum Income Benefit Rider to your Contract, please read your Rider carefully. This rider is no longer available for sale. See Appendix D.

5.	Expenses

During the accumulation period, we deduct a daily mortality and expense risk charge of 1.00% annually (1.25% if you select the compounding/monthly step-up death benefit) and a daily administrative charge of 0.40% annually from the money you have invested in the subaccounts.

The value of the assets in each subaccount will reflect the fees and expenses paid by the underlying fund portfolios. The lowest and highest fund expenses for the previous calendar year are found in the “Annuity Contract Fee Table” section of this prospectus. See the prospectuses for the underlying fund portfolios for more information.

9.	Death Benefit

Under Option A, the death benefit proceeds will be the greatest of:

•	the annuity value as of the death report day, or
•	the excess of (a) the amount of premiums paid as of the death report day, less (b) any amount withdrawn from this Contract to pay for partial surrenders; or
•

the highest annuity value as of any Monthiversary prior to the annuitant’s 81st birthday. The highest annuity value will be increased for premiums made and decreased for adjusted partial surrenders taken following the date of the Monthiversary on which the highest annuity value occurs.

Under Option B, the death benefit proceeds will be the greatest of:

•	the death benefit proceeds as determined under Option A above; or
•

total premiums paid for this Contract, less any adjusted partial surrenders, accumulated at 6% interest per annum from the date of payment or partial surrender until the earlier of (a) the date of death, or (b) the date of the annuitant’s 90th birthday.

•

the highest annuity value as of any Monthiversary prior to the annuitant’s 90th birthday. The highest annuity value will be increased for premiums made and decreased for adjusted partial surrenders taken following the date of the Monthiversary on which the highest annuity value occurs.

10.	Other Information

•

Compounding/Monthly Step-Up Death Benefit: You may add this feature for an additional charge. You must select this feature on your application. This feature is not available to annuitants age 81 or older on the Contract date. This feature ensures that any death benefit payable on the death of an owner who is the annuitant will be the greater of:

•

Compounding Death Benefit: total premium payments paid for this Contract, plus interest at an effective annual rate of 6% (in most states) from the date of the premium payment to the date of death, less any adjusted partial surrender(s), including interest on any partial surrender at the 6% rate from the date of partial surrender to the date of death. Interest is not credited after the annuitant’s 90th birthday, or

•

Monthly Step-Up Death Benefit: the highest annuity value on any Monthiversary prior to the annuitant’s 90th birthday. The highest annuity value will be increased for premium payments you have made and decreased for any adjusted partial surrenders we have paid to you following the Monthiversary on which the highest annuity value occurs.

•

Additional Earnings Rider: You may add this rider for an additional charge only when you purchase the Contract, if you, a joint owner and the annuitant are age 75 or younger. It may provide you with a supplemental death benefit to help offset the taxes typically due on annuity death benefits. The Additional Earnings Rider may continue with the Contract if the surviving spouse elects to continue the Contract. If the Additional Earnings Rider is attached to a Contract with multiple beneficiaries, and the death benefit proceeds are payable to the beneficiaries, then each beneficiary may choose individually whether to receive any benefit under the Additional Earnings Rider as of the death report day (and thereby terminate the rider), or continue the rider (with fees) and have any benefit under the Additional Earnings Rider paid on that beneficiary’s death. We recommend that you consult your tax advisor before you purchase this rider.

The following hereby amends, and to the extent inconsistent replaces, the corresponding ANNUITY CONTRACT FEE TABLE section of the prospectus:

Periodic Charges other than Portfolio Expenses

Annual Contract Charge	$30 per Contract year
Special Service Fee	$0 - $25
Separate Account Annual Expenses (as a % of average separate account value during the accumulation period)
Under Standard Death Benefit:
Mortality and Expense Risk Charge(1)	1.00%
Administrative Charge(1)	0.40%
Total Separate Account Annual Expenses	1.40%
With Compounding/Monthly Step-Up Death Benefit Added:
Mortality and Expense Risk Charge(1)	1.25%
Administrative Charge(1)	0.40%
Total Separate Account Annual Expenses	1.65%
Additional Earnings Rider Charge (optional)	0.35%
Guaranteed Minimum Income Benefit Rider(2) (No longer Available)
Current	0.35%
Maximum	0.50%

(1)	These charges are assessed on your assets in each subaccount. They do not apply to the fixed account. The mortality and expense risk charge of 1.00% applies when you have selected the standard death benefit. If you select the compounding/monthly step-up death benefit, then the mortality and expense risk charge will increase to 1.25%. These charges apply only during the accumulation period. After the maturity date, if you elect a variable annuity payment option, we will deduct a daily separate account annuitization charge from your subaccount assets equal to an annual rate of 1.40% annually in place of the mortality and expense risk and administrative charges.

(2)	This rider is no longer available. The annual rider charge is a percentage of the minimum annuitization value. If you choose to upgrade the rider, the charge for the rider after the upgrade is currently 0.35%, but, we reserve the right to increase the rider charge after upgrade to 0.50%. Once the rider is issued, the rider charge will not change. Keep in mind that the current rider charge (0.35%) may be higher if you upgrade the rider at a later date because we may increase the rider charge after upgrade up to the maximum (0.50%). We deduct the rider charge from the fixed account and from each subaccount in proportion to the amount of the annuity value in each account. If the annuity value on any rider anniversary exceeds the rider charge threshold (guaranteed 2.0) times the minimum annuitization value, we will waive the rider charge otherwise payable on that rider anniversary. If you later choose to annuitize under a variable annuity payment option of this rider, we will impose a guaranteed minimum payment fee equal to an annual rate of 1.10% of the daily net asset values in the subaccounts. This charge is assessed in addition to the mortality and expense risk charge of 1.40% annually that is set on the date you annuitize under the rider. We may change the guaranteed minimum payment fee in the future if you choose to upgrade the minimum annuitization value, or for future issues of the rider, but it will never be greater than 2.10%. See Appendix D.

Range of Expenses for the Portfolios

Total Annual Portfolio Operating Expenses	Lowest	Highest
Total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses	0.42%	2.36%

Example of Highest Charges(1)	1 Year	3 Years	5 Years	10 Years
If the contract is surrendered at the end of the applicable time period.	$1,065	$1,859	$2,590	$4,609
If the contract is annuitized* at the end of the applicable time period or if you do not surrender your contract.	$441	$1,337	$2,250	$4,609

*You cannot annuitize your Contract before your Contract’s fifth anniversary.

For information concerning compensation paid for the sale of the Contracts, see “Sales of the Contracts.”

(1)	The Example does not reflect transfer fees or premium taxes (which may range up to 3.5%, depending on the jurisdiction). The annual Contract charge of $30 is reflected as an annual charge of 0.07% that is determined by dividing the total annual Contract charges collected during 2012 by total average net assets attributable to the Contract during 2012. Different fees and expenses not reflected in the Example may be assessed after you annuitize under a variable annuity payout option.

Please remember that the Example is an illustration and does not represent past or future expenses. Your actual expenses may be higher or lower than those shown. Similarly, your rate of return may be more or less than the 5% assumed in the Example.

The following hereby amends, and to the extent inconsistent replaces, the corresponding sections of the prospectus:

1.	THE ANNUITY CONTRACT

The Contract also contains a fixed account. Unless otherwise required by state law, we will limit your allocation or transfers to the fixed account if the fixed account value following the allocation or transfer would exceed $500,000. The fixed account offers an interest rate that is guaranteed by Western Reserve to equal at least 3% per year.

2.	ANNUITY PAYMENTS (THE INCOME PHASE)

Payment Option B — Life Income: Fixed Payments.

•	No Period Certain — We will make level payments only during the annuitant’s lifetime; or
•	10 or 20 Years Certain — We will make level payments for the longer of the annuitant’s lifetime or 10 or 20 years; or
•	Guaranteed Return of Annuity Proceeds — We will make level payments for the longer of the annuitant’s lifetime or until the total dollar amount of payments we made to you equals the annuity proceeds.

IF:

•	you choose Fixed Installments, Life Income with 10 or 20 Years Certain, Life Income with Guaranteed Return of Annuity Proceeds, or Variable Life Income with 10 Years Certain; and
•	the person receiving payments dies prior to the end of the guaranteed period;

THEN:

•	the remaining guaranteed payments will be continued to that person’s beneficiary, or their value (determined at the date of death) may be paid in a single sum.

3.	PURCHASE

Allocation of Premium Payments

Unless otherwise required by state law, we will limit allocations and transfers to the fixed account if the fixed account value following the allocation or transfer would exceed $500,000.

4.	INVESTMENT CHOICES

The Fixed Account

We guarantee that the interest credited to the fixed account will not be less than 3% per year. We have no formula for determining fixed account current interest rates. We establish the interest rate, at our sole discretion, for each premium payment or transfer into the fixed account. Rates are guaranteed for at least one year, but will never be less than 3% per year.

Unless otherwise required by state law, we will limit allocations and transfers to the fixed account if the fixed account value following the allocation or transfer would exceed $500,000.

5.	EXPENSES

Mortality and Expense Risk Charge

The mortality and expense risk charge is equal, on an annual basis, to 1.00% of the average daily net assets that you have invested in each subaccount. If you add the compounding/monthly step-up death benefit, the mortality and expense risk charge increases to 1.25%.

9.	DEATH BENEFIT

Standard Death Benefit (Option A)

Death benefit provisions may differ from state to state. The death benefit proceeds may be paid as a lump sum; as substantially equal payments while the Contract continues in the accumulation period for a specified number of years; or as annuity payments but in all events will be paid in accordance with any applicable federal and state laws, rules and regulations.

If an owner who is the annuitant dies before the maturity date and if the death benefit proceeds are payable, the standard death benefit proceeds will be the greatest of:

•	the annuity value of your Contract on the death report day;
•	the total premium payments you make to the Contract as of the death report day, reduced by partial surrenders; or
•

the monthly step-up: On each Monthiversary, a new “stepped-up” death benefit is determined. The stepped-up death benefit is equal to the highest annuity value on any Monthiversary before the annuitant’s 81st birthday, increased for any premium payments you have made and decreased by the adjusted partial surrenders for any partial surrenders we have paid to you, following the Monthiversary on which the highest annuity value occurs.

The standard death benefit proceeds are not payable after the maturity date.

Compounding/Monthly Step-Up Death Benefit (Option B)

On the Contract application, you may add the compounding/monthly step-up death benefit to the Contract for an additional charge. This option is not available to annuitants age 81 or older on the Contract date. This death benefit option is only payable during the accumulation period and is not payable after the maturity date. You may not select this option after the Contract has been issued.

If an owner who is the annuitant dies during the accumulation period and if the death benefit proceeds are payable, then the compounding/monthly step up death benefit proceeds are the greatest of:

•	the standard death benefit;
•

the compounding death benefit: This benefit equals total premium payments, plus interest at an effective annual rate of 6% (in most states) from the date of the premium payment to the date of death, less any adjusted partial surrender(s), including interest on any partial surrender at the 6% rate from the date of partial surrender to the date of death. Interest is not credited after the annuitant’s 90th birthday; or

•

The monthly step-up death benefit: This benefit equals the highest annuity value on any Monthiversary prior to the annuitant’s 90th birthday. The highest annuity value will be increased for premium payments you have made and decreased for any adjusted partial surrenders we have paid to you following the Monthiversary on which the highest annuity value occurs.

If you select this option, then the mortality and expense risk charge will increase to 1.25%.

Effect of Adjusted Partial Surrender on Certain Death Benefits

When you request a partial surrender, we will reduce certain death benefits under the Contract by an “adjusted partial surrender.” Adjusted partial surrenders will reduce the compounding/monthly step-up death benefit, if selected, and the monthly step-up in the standard death benefit.

A partial surrender will reduce the compounding/monthly step-up death benefit by the amount of the partial surrender times the ratio of:

•	the amount of the compounding and/or monthly step-up death benefit on the same date as, but immediately before the processing of the partial surrender, to
•	the annuity value immediately before the partial surrender.

We have included a more detailed explanation of this adjustment in the SAI.

If the compounding and/or monthly step-up death benefit is greater than the annuity value prior to the partial surrender, the adjusted partial surrender may be more than the amount of your request. For this reason, if a death benefit is paid after you have made a partial surrender, then the total of that partial surrender and the death benefit could be less than the death benefit immediately before you have made a partial surrender. If the compounding/monthly step-up death benefit is less than the annuity value prior to the partial surrender, the adjusted partial surrender will reduce the death benefit dollar for dollar.

Alternate Payment Elections Before the Maturity Date

If the deceased annuitant was an owner, and one or more beneficiaries chooses one of the above options instead of a lump sum payment, we will “reset” the age used in the death benefit provisions under the new option as of the death report day, so that the death benefit is based on the age of the particular new annuitant (i.e., the beneficiary). As a result, the phrase “the Monthiversary nearest the annuitant’s 81st birthday” will refer to the age of the particular beneficiary. If the beneficiary is over age 81 on the death report day of the first deceased owner, then we will calculate the death benefit paid on the death of the particular beneficiary by taking the highest annuity value (i.e., the annuity value as of the death report day) and adding any subsequent premium payments and subtracting the total partial surrenders following the death report day of the first deceased owner. This option applies to both spousal and non-spousal beneficiaries.

Additional Earnings Rider

The optional Additional Earnings Rider may pay an Additional Earnings Rider Amount when an owner who is the annuitant dies and death benefit proceeds are paid under your Contract. In order to buy this rider:

•	you must purchase it when we issue the Contract;
•	you must be both the owner and annuitant (except in the case of a trust or employer-sponsored plan). and
•	you, a joint owner and the annuitant must be age 75 or younger.

CONDENSED FINANCIAL INFORMATION

The accumulation unit values (“AUV”) and the number of accumulation units outstanding for each subaccount from the date of inception are shown in the following tables. The number of accumulation units combines the units outstanding for several variable annuity contracts issued by Western Reserve within each subaccount class.

Subaccount		1.65%
	Year	Beginning AUV	Ending AUV	# Units
TA Asset Allocation Conservative - Initial Class	2012	$14.134	$14.941	1,538,409
Subaccount Inception Date May 1, 2002	2011	$13.996	$14.134	1,724,585
	2010	$13.060	$13.996	1,990,376
	2009	$10.601	$13.060	2,337,177
	2008	$13.673	$10.601	2,519,671
	2007	$13.065	$13.673	2,428,377
	2006	$12.136	$13.065	2,380,570
	2005	$11.729	$12.136	2,848,654
	2004	$10.869	$11.729	2,772,295
	2003	$8.990	$10.869	2,699,994
	2002	$10.000	$8.990	1,431,241
TA Asset Allocation - Growth - Initial Class	2012	$12.401	$13.735	1,360,581
Subaccount Inception Date May 1, 2002	2011	$13.327	$12.401	1,650,915
	2010	$11.785	$13.327	1,853,568
	2009	$9.228	$11.785	2,464,126
	2008	$15.540	$9.228	2,849,910
	2007	$14.661	$15.540	3,394,187
	2006	$12.891	$14.661	3,666,623
	2005	$11.675	$12.891	3,838,605
	2004	$10.396	$11.675	3,668,756
	2003	$8.080	$10.396	3,271,606
	2002	$10.000	$8.080	1,141,782
TA Asset Allocation - Moderate - Initial Class	2012	$14.044	$15.118	2,715,303
Subaccount Inception Date May 1, 2002	2011	$14.192	$14.044	3,130,208
	2010	$13.070	$14.192	3,675,064
	2009	$10.510	$13.070	4,403,842
	2008	$14.432	$10.510	5,065,555
	2007	$13.590	$14.432	6,503,778
	2006	$12.393	$13.590	6,938,717
	2005	$11.725	$12.393	7,311,040
	2004	$10.702	$11.725	6,908,204
	2003	$8.713	$10.702	6,596,348
	2002	$10.000	$8.713	2,960,437
TA Asset Allocation - Moderate Growth - Initial Class	2012	$13.474	$14.665	2,629,140
Subaccount Inception Date May 1, 2002	2011	$13.977	$13.474	2,893,677
	2010	$12.603	$13.977	3,203,691
	2009	$9.996	$12.603	3,658,506
	2008	$15.114	$9.996	4,231,945
	2007	$14.251	$15.114	5,611,391
	2006	$12.727	$14.251	6,408,004
	2005	$11.771	$12.727	6,028,387
	2004	$10.540	$11.771	6,056,485
	2003	$8.426	$10.540	5,385,378
	2002	$10.000	$8.426	2,402,764
TA International Moderate Growth - Initial Class	2012	$8.759	$9.720	105,770
Subaccount Inception Date May 1, 2006	2011	$9.612	$8.759	127,621
	2010	$8.842	$9.612	125,506
	2009	$6.930	$8.842	174,908
	2008	$11.029	$6.930	203,768
	2007	$10.315	$11.029	219,265
	2006	$10.000	$10.315	96,536

Subaccount		1.65%
	Year	Beginning AUV	Ending AUV	# Units
TA Barrow Hanley Dividend Focused - Initial Class(1)	2012	$15.487	$17.021	574,657
Subaccount Inception Date November 29, 1999	2011	$15.323	$15.487	672,391
	2010	$14.103	$15.323	785,180
	2009	$12.576	$14.103	628,283
	2008	$19.338	$12.576	529,547
	2007	$18.788	$19.338	674,120
	2006	$16.335	$18.788	942,492
	2005	$14.323	$16.335	1,031,377
	2004	$12.305	$14.323	705,146
	2003	$9.639	$12.305	709,871
	2002	$11.423	$9.639	572,432
TA Clarion Global Real Estate Securities - Initial Class	2012	$29.027	$35.764	179,455
Subaccount Inception Date November 29, 1999	2011	$31.300	$29.027	203,154
	2010	$27.507	$31.300	226,189
	2009	$20.957	$27.507	238,001
	2008	$36.974	$20.957	276,442
	2007	$40.289	$36.974	360,754
	2006	$28.787	$40.289	604,750
	2005	$25.790	$28.787	517,164
	2004	$19.735	$25.790	565,689
	2003	$14.781	$19.735	500,380
	2002	$14.505	$14.781	297,623
TA JPMorgan Tactical Allocation - Initial Class	2012	$19.135	$20.276	336,544
Subaccount Inception Date November 29, 1999	2011	$18.769	$19.135	418,876
	2010	$19.100	$18.769	489,889
	2009	$18.634	$19.100	629,914
	2008	$19.841	$18.634	692,681
	2007	$20.266	$19.841	743,930
	2006	$20.049	$20.266	1,006,237
	2005	$19.419	$20.049	1,411,963
	2004	$18.078	$19.419	1,579,063
	2003	$14.489	$18.078	1,554,362
	2002	$14.590	$14.489	1,180,268
TA JPMorgan Core Bond - Initial Class	2012	$18.046	$18.636	562,455
Subaccount Inception Date November 29, 1999	2011	$17.059	$18.046	600,344
	2010	$16.021	$17.059	561,723
	2009	$14.861	$16.021	482,427
	2008	$14.308	$14.861	426,816
	2007	$13.601	$14.308	487,746
	2006	$13.305	$13.601	602,563
	2005	$13.222	$13.305	683,514
	2004	$12.860	$13.222	880,520
	2003	$12.537	$12.860	1,088,475
	2002	$11.590	$12.537	994,183
TA JPMorgan Enhanced Index - Initial Class	2012	$11.712	$13.404	99,899
Subaccount Inception Date May 1, 2002	2011	$11.817	$11.712	86,377
	2010	$10.429	$11.817	81,192
	2009	$8.181	$10.429	96,076
	2008	$13.274	$8.181	103,358
	2007	$12.909	$13.274	155,603
	2006	$11.380	$12.909	181,162
	2005	$11.182	$11.380	256,040
	2004	$10.240	$11.182	272,707
	2003	$8.074	$10.240	209,779
	2002	$10.000	$8.074	82,481
TA JPMorgan Mid Cap Value - Initial Class	2012	$17.257	$20.460	132,183
Subaccount Inception Date November 29, 1999	2011	$17.195	$17.257	152,317
	2010	$14.212	$17.195	175,377
	2009	$11.428	$14.212	207,777
	2008	$17.309	$11.428	246,515
	2007	$17.111	$17.309	349,162
	2006	$14.836	$17.111	427,796
	2005	$13.817	$14.836	593,118
	2004	$12.260	$13.817	674,449
	2003	$9.484	$12.260	638,680
	2002	$11.047	$9.484	375,487

Subaccount		1.65%
	Year	Beginning AUV	Ending AUV	# Units
TA Morgan Stanley Capital Growth - Initial Class	2012	$14.047	$15.966	179,448
Subaccount Inception Date November 29, 1999	2011	$15.158	$14.047	235,771
	2010	$12.091	$15.158	267,069
	2009	$9.609	$12.091	286,146
	2008	$15.350	$9.609	331,681
	2007	$15.445	$15.350	411,088
	2006	$13.243	$15.445	530,299
	2005	$12.935	$13.243	630,204
	2004	$12.050	$12.935	843,274
	2003	$9.064	$12.050	981,325
	2002	$12.240	$9.064	681,049
TA AEGON High Yield Bond - Initial Class	2012	$15.584	$17.992	320,815
Subaccount Inception Date May 1, 2003	2011	$15.119	$15.584	323,812
	2010	$13.668	$15.119	489,968
	2009	$9.436	$13.668	398,013
	2008	$12.824	$9.436	82,539
	2007	$12.800	$12.824	107,444
	2006	$11.728	$12.800	185,148
	2005	$11.710	$11.728	147,900
	2004	$10.846	$11.710	86,860
	2003	$10.000	$10.846	37,072
TA MFS International Equity - Initial Class	2012	$8.738	$10.500	560,653
Subaccount Inception Date November 29, 1999	2011	$9.875	$8.738	567,932
	2010	$9.084	$9.875	741,405
	2009	$6.960	$9.084	941,960
	2008	$10.934	$6.960	1,253,718
	2007	$10.183	$10.934	1,438,903
	2006	$8.411	$10.183	1,900,372
	2005	$7.579	$8.411	1,375,674
	2004	$6.703	$7.579	1,222,358
	2003	$5.439	$6.703	1,205,665
	2002	$7.015	$5.439	247,627
TA Jennison Growth – Initial Class	2012	$10.274	$11.700	160,158
Subaccount Inception Date April 29, 2010	2011	$10.509	$10.274	191,554
	2010	$10.000	$10.509	180,413
TA BNP Paribas Large Cap Growth – Initial Class(2)	2012	$14.797	$17.049	249,661
Subaccount Inception Date April 30, 2009	2011	$15.389	$14.797	239,674
	2010	$13.126	$15.389	231,401
	2009	$10.000	$13.126	182,236
TA PIMCO Total Return - Initial Class	2012	$14.825	$15.684	817,409
Subaccount Inception Date May 1, 2002	2011	$14.180	$14.825	728,053
	2010	$13.447	$14.180	896,842
	2009	$11.780	$13.447	716,286
	2008	$12.319	$11.780	679,304
	2007	$11.494	$12.319	661,598
	2006	$11.213	$11.494	754,893
	2005	$11.139	$11.213	741,455
	2004	$10.838	$11.139	833,982
	2003	$10.503	$10.838	864,057
	2002	$10.000	$10.503	607,454
TA T. Rowe Price Small Cap - Initial Class	2012	$13.236	$15.063	386,348
Subaccount Inception Date November 29, 1999	2011	$13.230	$13.236	359,754
	2010	$10.004	$13.230	463,233
	2009	$7.332	$10.004	469,015
	2008	$11.692	$7.332	549,148
	2007	$10.844	$11.692	663,228
	2006	$10.642	$10.844	773,713
	2005	$9.781	$10.642	1,053,873
	2004	$9.010	$9.781	1,175,612
	2003	$6.524	$9.010	1,054,754
	2002	$9.129	$6.524	552,363

Subaccount		1.65%
	Year	Beginning AUV	Ending AUV	# Units
TA Third Avenue Value - Initial Class(3)	2012	$20.846	$24.777	346,227
Subaccount Inception Date November 29, 1999	2011	$24.735	$20.846	413,994
	2010	$21.781	$24.735	482,974
	2009	$16.415	$21.781	670,298
	2008	$28.356	$16.415	763,519
	2007	$28.484	$28.356	1,002,935
	2006	$24.947	$28.484	1,337,588
	2005	$21.346	$24.947	1,361,667
	2004	$17.389	$21.346	1,280,926
	2003	$12.879	$17.389	1,211,280
	2002	$14.857	$12.879	786,581
TA Multi-Managed Balanced - Initial Class	2012	$15.123	$16.746	451,629
Subaccount Inception Date May 1, 2002	2011	$14.776	$15.123	463,576
	2010	$12.101	$14.776	540,232
	2009	$9.739	$12.101	206,282
	2008	$14.646	$9.739	166,020
	2007	$13.106	$14.646	467,870
	2006	$12.209	$13.106	488,493
	2005	$11.496	$12.209	273,915
	2004	$10.515	$11.496	333,461
	2003	$9.385	$10.515	320,331
	2002	$10.000	$9.385	302,866
TA AllianceBernstein Dynamic Allocation - Initial Class	2012	$14.026	$14.644	92,591
Subaccount Inception Date May 1, 2002	2011	$14.003	$14.026	155,452
	2010	$13.024	$14.003	186,373
	2009	$10.083	$13.024	170,658
	2008	$16.237	$10.083	158,563
	2007	$13.914	$16.237	223,414
	2006	$12.754	$13.914	255,244
	2005	$12.481	$12.754	293,105
	2004	$11.212	$12.481	295,560
	2003	$9.217	$11.212	209,841
	2002	$10.000	$9.217	65,195
TA WMC Diversified Growth - Initial Class	2012	$12.967	$14.435	1,076,955
Subaccount Inception Date May 1, 2002	2011	$13.692	$12.967	1,357,359
	2010	$11.813	$13.692	1,084,020
	2009	$9.295	$11.813	1,257,683
	2008	$17.500	$9.295	1,480,091
	2007	$15.298	$17.500	1,879,029
	2006	$14.305	$15.298	2,428,769
	2005	$12.479	$14.305	1,327,161
	2004	$10.955	$12.479	1,607,132
	2003	$8.487	$10.955	910,375
	2002	$10.000	$8.487	465,953
TA AEGON Money Market - Initial Class	2012	$10.924	$10.746	695,943
Subaccount Inception Date November 29, 1999	2011	$11.103	$10.924	1,130,322
	2010	$11.285	$11.103	973,339
	2009	$11.457	$11.285	1,043,030
	2008	$11.374	$11.457	1,789,061
	2007	$11.009	$11.374	1,593,481
	2006	$10.686	$11.009	1,084,650
	2005	$10.559	$10.686	1,129,915
	2004	$10.628	$10.559	938,018
	2003	$10.720	$10.628	1,952,601
	2002	$10.743	$10.720	4,967,538
TA Systematic Small/Mid Cap Value - Initial Class(3)	2012	$17.572	$20.141	182,933
Subaccount Inception date October 1, 2004	2011	$18.370	$17.572	287,392
	2010	$14.318	$18.370	285,792
	2009	$10.163	$14.318	338,526
	2008	$17.471	$10.163	419,941
	2007	$14.238	$17.471	421,664
	2006	$12.261	$14.238	510,959
	2005	$10.976	$12.261	507,200
	2004	$10.000	$10.976	156,784

Subaccount		1.65%
	Year	Beginning AUV	Ending AUV	# Units
TA AEGON U.S. Government Securities - Initial Class	2012	$13.511	$13.974	248,599
Subaccount Inception Date May 1, 2002	2011	$12.763	$13.511	290,944
	2010	$12.426	$12.763	313,010
	2009	$12.091	$12.426	459,002
	2008	$11.416	$12.091	690,575
	2007	$10.944	$11.416	186,334
	2006	$10.773	$10.944	179,429
	2005	$10.713	$10.773	234,728
	2004	$10.544	$10.713	273,743
	2003	$10.412	$10.544	324,709
	2002	$10.000	$10.412	228,606
TA AEGON Tactical Vanguard ETF - Conservative
- Service Class	2012	$10.052	$10.558	26,049
Subaccount Inception Date December 9, 2011	2011	$10.000	$10.052	30,396
TA AEGON Tactical Vanguard ETF - Growth - Service Class	2012	$9.884	$10.788	9,563
Subaccount Inception Date December 9, 2011	2011	$10.000	$9.884	5,886
TA Morgan Stanley Mid-Cap Growth - Initial Class	2012	$8.396	$9.009	1,028,194
Subaccount Inception Date November 29, 1999	2011	$9.148	$8.396	1,331,826
	2010	$6.944	$9.148	716,023
	2009	$4.397	$6.944	717,337
	2008	$8.321	$4.397	671,764
	2007	$6.904	$8.321	901,297
	2006	$6.386	$6.904	849,549
	2005	$6.036	$6.386	945,968
	2004	$5.727	$6.036	1,092,270
	2003	$4.543	$5.727	1,191,164
	2002	$6.901	$4.543	1,006,806
TA Vanguard ETF - Balanced - Service Class(4)	2012	$10.181	$10.856	18,429
Subaccount Inception Date May 1, 2008	2011	$10.199	$10.181	6,485
	2010	$9.366	$10.199	3,527
	2009	$8.170	$9.366	0
	2008	$10.000	$8.170	0
TA Vanguard ETF - Growth - Service Class(5)	2012	$9.448	$10.368	19,262
Subaccount Inception Date May 1, 2008	2011	$9.714	$9.448	13,804
	2010	$8.738	$9.714	18,217
	2009	$7.210	$8.738	24,300
	2008	$10.000	$7.210	0
TA Janus Balanced - Service Class	2012	$0.877	$0.971	158,820
Subaccount Inception Date November 19, 2009	2011	$1.000	$0.877	170,774
	2010	$0.986	$1.000	170,032
	2009	$0.987	$0.986	47,571
TA PIMCO Tactical – Balanced - Service Class	2012	$0.921	$0.915	219,983
Subaccount Inception Date November 19, 2009	2011	$.969	$0.921	738,479
	2010	$1.020	$.969	676,682
	2009	$0.998	$1.020	4,040
TA PIMCO Tactical – Growth - Service Class	2012	$0.867	$0.859	1,961
Subaccount Inception Date November 19, 2009	2011	$.998	$0.867	7,185
	2010	$1.021	$.998	34,355
	2009	$0.996	$1.021	2,704
TA PIMCO Tactical - Conservative - Service Class	2012	$0.896	$0.895	773,242
Subaccount Inception Date November 19, 2009	2011	$.984	$0.896	918,658
	2010	$1.022	$.984	768,674
	2009	$0.997	$1.022	18,572
TA Hanlon Income - Service Class	2012	$1.001	$1.019	696,118
Subaccount Inception Date November 19, 2009	2011	$0.988	$1.001	576,467
	2010	$1.004	$0.988	530,028
	2009	$1.000	$1.004	116,357
ProFund VP Asia 30	2012	$6.898	$7.836	87,165
Subaccount Inception Date September 6, 2007	2011	$9.605	$6.898	145,513
	2010	$8.572	$9.605	186,505
	2009	$5.650	$8.572	118,964
	2008	$11.680	$5.650	133,168
	2007	$10.00	$11.680	127,202

Subaccount		1.65%
	Year	Beginning AUV	Ending AUV	# Units
ProFund VP Basic Materials	2012	$8.929	$9.529	46,342
Subaccount Inception Date September 6, 2007	2011	$10.824	$8.929	96,822
	2010	$8.484	$10.824	169,768
	2009	$5.311	$8.484	62,053
	2008	$11.115	$5.311	77,570
	2007	$10.00	$11.115	66,405
ProFund VP Bull	2012	$9.494	$10.636	100,915
Subaccount Inception Date June 12, 2006	2011	$9.650	$9.494	48,201
	2010	$8.713	$9.650	47,363
	2009	$7.123	$8.713	49,785
	2008	$11.617	$7.123	11,908
	2007	$11.405	$11.617	4,171
	2006	$10.000	$11.405	70,389
ProFund VP Consumer Services	2012	$9.847	$11.827	24,877
Subaccount Inception Date September 6, 2007	2011	$9.488	$9.847	123,299
	2010	$7.945	$9.488	101,954
	2009	$6.174	$7.945	0
	2008	$9.147	$6.174	63
	2007	$10.00	$9.147	543
ProFund VP Emerging Markets	2012	$7.669	$8.040	153,854
Subaccount Inception Date September 6, 2007	2011	$9.708	$7.669	146,538
	2010	$8.990	$9.708	245,145
	2009	$5.629	$8.990	250,328
	2008	$11.465	$5.629	122,965
	2007	$10.00	$11.465	14,875
ProFund VP Europe 30	2012	$6.673	$7.654	2,283
Subaccount Inception Date September 6, 2007	2011	$7.444	$6.673	7,370
	2010	$7.373	$7.444	12,946
	2009	$5.665	$7.373	21,252
	2008	$10.285	$5.665	14,939
	2007	$10.00	$10.285	28,980
ProFund VP Falling U.S. Dollar	2012	$9.198	$8.978	1,756
Subaccount Inception Date September 6, 2007	2011	$9.611	$9.198	6,227
	2010	$10.029	$9.611	6,253
	2009	$9.867	$10.029	7,176
	2008	$10.571	$9.867	8,743
	2007	$10.00	$10.571	1,138
ProFund VP Financials	2012	$4.397	$5.395	50,125
Subaccount Inception Date September 6, 2007	2011	$5.187	$4.397	54,249
	2010	$4.753	$5.187	82,631
	2009	$4.201	$4.753	54,467
	2008	$8.634	$4.201	39,943
	2007	$10.00	$8.634	521
ProFund VP International	2012	$6.051	$6.900	147,102
Subaccount Inception Date September 6, 2007	2011	$7.180	$6.051	30,708
	2010	$6.770	$7.180	67,091
	2009	$5.521	$6.770	37,470
	2008	$10.095	$5.521	14,818
	2007	$10.00	$10.095	0
ProFund VP Japan	2012	$4.244	$5.133	934
Subaccount Inception Date September 6, 2007	2011	$5.296	$4.244	3,245
	2010	$5.760	$5.296	52
	2009	$5.307	$5.760	111
	2008	$9.119	$5.307	789
	2007	$10.00	$9.119	0
ProFund VP Mid-Cap	2012	$8.886	$10.099	133,645
Subaccount Inception Date September 6, 2007	2011	$9.427	$8.886	48,837
	2010	$7.725	$9.427	67,137
	2009	$5.909	$7.725	34,598
	2008	$9.747	$5.909	22,289
	2007	$10.00	$9.747	0

Subaccount		1.65%
	Year	Beginning AUV	Ending AUV	# Units
ProFund VP Money Market	2012	$9.773	$9.616	274,940
Subaccount Inception Date June 12, 2006	2011	$9.932	$9.773	378,241
	2010	$10.094	$9.932	390,448
	2009	$10.257	$10.094	414,606
	2008	$10.340	$10.257	339,573
	2007	$10.130	$10.340	494,761
	2006	$10.000	$10.130	25,311
ProFund VP NASDAQ-100	2012	$12.941	$14.796	56,217
Subaccount Inception Date June 12, 2006	2011	$12.965	$12.941	79,755
	2010	$11.145	$12.965	118,747
	2009	$7.453	$11.145	88,470
	2008	$13.173	$7.453	13,331
	2007	$11.385	$13.173	14,609
	2006	$10.000	$11.385	7,542
ProFund VP Oil & Gas	2012	$8.953	$9.063	147,829
Subaccount Inception Date September 6, 2007	2011	$8.901	$8.953	197,153
	2010	$7.683	$8.901	301,188
	2009	$6.762	$7.683	118,904
	2008	$10.902	$6.762	139,407
	2007	$10.00	$10.902	47,125
ProFund VP Pharmaceuticals	2012	$10.271	$11.301	26,228
Subaccount Inception Date September 6, 2007	2011	$8.990	$10.271	123,537
	2010	$9.095	$8.990	9,086
	2009	$7.909	$9.095	11,516
	2008	$9.988	$7.909	77,547
	2007	$10.00	$9.988	1,018
ProFund VP Precious Metals	2012	$11.092	$9.324	118,401
Subaccount Inception Date September 6, 2007	2011	$13.957	$11.092	134,985
	2010	$10.673	$13.957	129,862
	2009	$8.017	$10.673	133,867
	2008	$11.770	$8.017	101,666
	2007	$10.00	$11.770	53,231
ProFund VP Short Emerging Markets	2012	$4.722	$4.039	8,545
Subaccount Inception Date September 6, 2007	2011	$4.337	$4.722	9,795
	2010	$5.405	$4.337	8,468
	2009	$10.712	$5.405	11,825
	2008	$8.235	$10.712	20,508
	2007	$10.00	$8.235	0
ProFund VP Short International	2012	$7.700	$6.048	5,774
Subaccount Inception Date September 6, 2007	2011	$7.688	$7.700	9,173
	2010	$9.162	$7.688	5,767
	2009	$13.358	$9.162	14,371
	2008	$9.824	$13.358	28,949
	2007	$10.00	$9.824	0
ProFund VP Short NASDAQ-100	2012	$5.650	$4.513	62,886
Subaccount Inception Date September 6, 2007	2011	$6.415	$5.650	35,577
	2010	$8.274	$6.415	22,782
	2009	$14.173	$8.274	21,052
	2008	$9.724	$14.173	17,739
	2007	$10.00	$9.724	0
ProFund VP Short Small-Cap	2012	$4.580	$3.651	22,806
Subaccount Inception Date June 12, 2006	2011	$5.121	$4.580	6,626
	2010	$7.326	$5.121	5,486
	2009	$11.012	$7.326	25,301
	2008	$9.022	$11.012	34,064
	2007	$8.774	$9.022	4,130
	2006	$10.000	$8.774	3,824
ProFund VP Small-Cap	2012	$9.673	$10.919	84,901
Subaccount Inception Date June 12, 2006	2011	$10.422	$9.673	29,550
	2010	$8.490	$10.422	142,704
	2009	$6.845	$8.490	27,788
	2008	$10.772	$6.845	27,613
	2007	$11.199	$10.772	12,448
	2006	$10.000	$11.199	34,400

Subaccount		1.65%
	Year	Beginning AUV	Ending AUV	# Units
ProFund VP Small-Cap Value	2012	$8.378	$9.573	31,318
Subaccount Inception Date September 6, 2007	2011	$8.881	$8.378	28,847
	2010	$7.393	$8.881	16,890
	2009	$6.242	$7.393	49,563
	2008	$9.154	$6.242	6,291
	2007	$10.00	$9.154	0
ProFund VP Telecommunications	2012	$7.405	$8.488	138,344
Subaccount Inception Date September 6, 2007	2011	$7.389	$7.405	10,511
	2010	$6.493	$7.389	89,573
	2009	$6.150	$6.493	4,458
	2008	$9.533	$6.150	10,824
	2007	$10.00	$9.533	703
ProFund VP UltraSmall-Cap	2012	$4.738	$6.036	89,567
Subaccount Inception Date September 6, 2007	2011	$5.934	$4.738	149,771
	2010	$4.063	$5.934	59,527
	2009	$2.947	$4.063	98,365
	2008	$8.859	$2.947	104,946
	2007	$10.00	$8.859	130
ProFund VP U.S. Government Plus	2012	$16.148	$16.039	33,635
Subaccount Inception Date September 6, 2007	2011	$11.437	$16.148	62,951
	2010	$10.557	$11.437	24,380
	2009	$15.927	$10.557	25,733
	2008	$10.811	$15.927	120,590
	2007	$10.00	$10.811	12,196
ProFund VP Utilities	2012	$9.608	$9.464	119,926
Subaccount Inception Date September 6, 2007	2011	$8.311	$9.608	318,334
	2010	$7.973	$8.311	99,122
	2009	$7.319	$7.973	159,417
	2008	$10.736	$7.319	25,743
	2007	$10.000	$10.736	32,264
Access VP High Yield FundSM	2012	$12.858	$14.435	52,063
Subaccount Inception Date September 6, 2007	2011	$12.721	$12.858	52,032
	2010	$11.111	$12.721	44,386
	2009	$9.661	$11.111	111,285
	2008	$10.299	$9.661	143,800
	2007	$10.00	$10.299	0
Fidelity VIP Contrafund® Portfolio - Service Class 2	2012	$12.247	$13.991	236,090
Subaccount Inception Date May 1, 2000	2011	$12.805	$12.247	283,090
	2010	$11.132	$12.805	300,937
	2009	$8.353	$11.132	395,802
	2008	$14.817	$8.353	448,337
	2007	$12.841	$14.817	552,279
	2006	$11.714	$12.841	607,942
	2005	$10.209	$11.714	795,035
	2004	$9.013	$10.209	596,225
	2003	$7.148	$9.013	559,326
	2002	$8.039	$7.148	372,631
Fidelity VIP Equity-Income Portfolio - Service Class 2	2012	$11.417	$13.146	114,455
Subaccount Inception Date May 1, 2000	2011	$11.529	$11.417	131,816
	2010	$10.198	$11.529	159,474
	2009	$7.981	$10.198	218,932
	2008	$14.188	$7.981	234,559
	2007	$14.242	$14.188	344,882
	2006	$12.072	$14.242	399,323
	2005	$11.625	$12.072	395,346
	2004	$10.625	$11.625	511,832
	2003	$8.307	$10.625	565,297
	2002	$10.194	$8.307	458,566

Subaccount		1.65%
	Year	Beginning AUV	Ending AUV	# Units
Fidelity VIP Growth Opportunities Portfolio - Service Class 2	2012	$7.554	$8.866	46,886
Subaccount Inception Date May 1, 2000	2011	$7.530	$7.554	64,150
	2010	$6.199	$7.530	66,874
	2009	$4.332	$6.199	93,088
	2008	$9.816	$4.332	93,500
	2007	$8.119	$9.816	122,677
	2006	$7.852	$8.119	136,561
	2005	$7.345	$7.852	138,242
	2004	$6.986	$7.345	160,002
	2003	$5.488	$6.986	173,118
	2002	$7.154	$5.488	157,358

Subaccount		1.40%
	Year	Beginning AUV	Ending AUV	# Units
TA Asset Allocation - Conservative - Initial Class	2012	$14.478	$15.342	3,232,882
Subaccount Inception Date May 1, 2002	2011	$14.300	$14.478	3,227,329
	2010	$13.311	$14.300	3,861,273
	2009	$10.779	$13.311	4,461,289
	2008	$13.867	$10.779	5,870,201
	2007	$13.219	$13.867	4,583,355
	2006	$12.507	$13.219	5,034,789
	2005	$11.808	$12.507	5,828,496
	2004	$10.915	$11.808	6,517,814
	2003	$9.005	$10.915	5,841,967
	2002	$10.000	$9.005	2,988,055
TA Asset Allocation - Growth - Initial Class	2012	$12.702	$14.104	3,905,346
Subaccount Inception Date May 1, 2002	2011	$13.617	$12.702	4,593,978
	2010	$12.012	$13.617	5,571,331
	2009	$9.383	$12.012	6,446;434
	2008	$15.761	$9.383	7,225,916
	2007	$14.833	$15.761	9,049,661
	2006	$13.009	$14.833	11,307,827
	2005	$11754	$13.009	12,328,154
	2004	$10.439	$11754	12,181,001
	2003	$8.093	$10.439	9,124,299
	2002	$10.00	$8.093	3,146,691
TA Asset Allocation - Moderate - Initial Class	2012	$14.385	$15.524	4,861,833
Subaccount Inception Date May 1, 2002	2011	$14.501	$14.385	5,930,674
	2010	$13.322	$14.501	8,769,429
	2009	$10.687	$13.322	8,769,429
	2008	$14.637	$10.687	10,212,357
	2007	$13.749	$14.637	15,052,020
	2006	$12.507	$13.749	18,260,819
	2005	$11.804	$12.507	21,105,353
	2004	$10.746	$11.804	21,341,134
	2003	$8.727	$10.746	19,088,264
	2002	$10.000	$8.727	8,790,569
TA Asset Allocation - Moderate Growth - Initial Class	2012	$13.801	$15.058	7,605,802
Subaccount Inception Date May 1, 2002	2011	$14.281	$13.801	8,914,351
	2010	$12.846	$14.281	10,000,906
	2009	$10.164	$12.846	11,541,479
	2008	$15.329	$10.164	13,430,725
	2007	$14.418	$15.329	18,085,015
	2006	$12.844	$14.418	21,377,053
	2005	$11.850	$12.844	22,806,861
	2004	$10.584	$11.850	22,388,762
	2003	$8.440	$10.584	18,300,336
	2002	$10.000	$8.440	9,042,969
TA International Moderate Growth - Initial Class	2012	$8.883	$9.881	326,099
Subaccount Inception Date May 1, 2006	2011	$9.724	$8.883	430,916
	2010	$8.923	$9.724	476,182
	2009	$6.976	$8.923	464,982
	2008	$11.075	$6.976	474,118
	2007	$10.333	$11.075	618,174
	2006	$10.000	$10.333	226,525
TA Barrow Hanley Dividend Focused - Initial Class(1)	2012	$21.128	$23.277	1,491,690
Subaccount Inception Date May 1, 1996	2011	$20.853	$21.128	1,725,495
	2010	$19.145	$20.853	2,065,792
	2009	$17.030	$19.145	1,601,623
	2008	$26.122	$17.030	1,293,273
	2007	$25.316	$26.122	2,009,292
	2006	$21.956	$25.316	2,817,033
	2005	$19.203	$21.956	3,426,531
	2004	$16.456	$19.203	3,315,051
	2003	$12.859	$16.456	4,030,078
	2002	$15.200	$12.859	4,664,060

Subaccount		1.40%
	Year	Beginning AUV	Ending AUV	# Units
TA Clarion Global Real Estate Securities - Initial Class	2012	$22.961	$28.360	726,086
Subaccount Inception Date May 1, 1998	2011	$24.698	$22.961	821,421
	2010	$21.652	$24.698	925,531
	2009	$16.456	$21.652	1,068,476
	2008	$28.960	$16.456	1,207,167
	2007	$31.479	$28.960	1,901,925
	2006	$22.436	$31.479	3,458,947
	2005	$20.050	$22.436	3,840,201
	2004	$15.304	$20.050	4,420,244
	2003	$11.434	$15.304	4,388,984
	2002	$11.192	$11.434	4,593,344
TA JPMorgan Tactical Allocation - Initial Class	2012	$29.556	$31.395	948,066
Subaccount Inception Date March 1, 1994	2011	$28.919	$29.556	1,135,293
	2010	$29.357	$28.919	1,402,094
	2009	$28.569	$29.357	1,711,900
	2008	$30.345	$28.569	2,073,807
	2007	$30.919	$30.345	2,885,299
	2006	$30.512	$30.919	4,516,150
	2005	$29.480	$30.512	6,378,008
	2004	$27.375	$29.480	7,819,718
	2003	$21.886	$27.375	8,687,045
	2002	$21.982	$21.886	9,403,118
TA JPMorgan Core Bond - Initial Class	2012	$25.730	$26.637	1,396,066
Subaccount Inception Date December 03, 1992	2011	$24.263	$25.730	1,367,473
	2010	$22.730	$24.263	1,412,094
	2009	$21.033	$22.730	1,710,872
	2008	$20.200	$21.033	1,765,933
	2007	$19.154	$20.200	2,194,678
	2006	$18.691	$19.154	3,026,024
	2005	$18.528	$18.691	4,408,034
	2004	$17.976	$18.528	5,799,745
	2003	$17.480	$17.976	7,789,081
	2002	$16.119	$17.480	11,128,051
TA JPMorgan Enhanced Index - Initial Class	2012	$11.996	$13.764	434,876
Subaccount Inception Date May 1, 2002	2011	$12.074	$11.996	297,195
	2010	$10.630	$12.074	442,788
	2009	$8.318	$10.630	227,794
	2008	$13.463	$8.318	264,483
	2007	$13.060	$13.463	331,154
	2006	$11.485	$13.060	440,597
	2005	$11.257	$11.485	658,214
	2004	$10.283	$11.257	745,971
	2003	$8.087	$10.283	443,924
	2002	$10.000	$8.087	293,155
TA JPMorgan Mid Cap Value - Initial Class	2012	$17.937	$21.319	417,689
Subaccount Inception Date May 3, 1999	2011	$17.829	$17.937	495,134
	2010	$14.699	$17.829	596,704
	2009	$11.791	$14.699	701,730
	2008	$17.814	$11.791	858,282
	2007	$17.567	$17.814	1,237,756
	2006	$15.194	$17.567	1,797,202
	2005	$14.115	$15.194	2,807,754
	2004	$12.493	$14.115	3,071,429
	2003	$9.640	$12.493	3,200,782
	2002	$11.201	$9.640	3,204,752
TA Morgan Stanley Capital Growth - Initial Class	2012	$15.817	$18.023	979,617
Subaccount Inception Date May 3, 1999	2011	$17.027	$15.817	1,139,134
	2010	$13.548	$17.027	1,348,084
	2009	$10.740	$13.548	1,497,738
	2008	$17.115	$10.740	1,814,554
	2007	$17.178	$17.115	2,662,028
	2006	$14.693	$17.178	3,814,746
	2005	$14.316	$14.693	5,410,442
	2004	$13.302	$14.316	7,044,334
	2003	$9.981	$13.302	8,431,451
	2002	$13.445	$9.981	9,358,103

Subaccount		1.40%
	Year	Beginning AUV	Ending AUV	# Units
TA AEGON High Yield Bond - Initial Class	2012	$15.923	$18.429	811,226
Subaccount Inception Date May 1, 2003	2011	$15.410	$15.923	790,360
	2010	$13.897	$15.410	930,927
	2009	$9.571	$13.897	742,537
	2008	$12.975	$9.571	339,622
	2007	$12.918	$12.975	419,236
	2006	$11.807	$12.918	1,206,639
	2005	$11.759	$11.807	1,273,537
	2004	$10.864	$11.759	817,140
	2003	$10.000	$10.864	842,573
TA MFS International Equity - Initial Class	2012	$11.693	$14.086	1,824,036
Subaccount Inception Date January 2, 1997	2011	$13.183	$11.693	1,960,716
	2010	$12.097	$13.183	2,358,691
	2009	$9.245	$12.097	2,548,529
	2008	$14.488	$9.245	3,041,558
	2007	$13.460	$14.488	4,267,649
	2006	$11.090	$13.460	5,817,353
	2005	$9.964	$11.090	5,871,721
	2004	$8.832	$9.964	6,615,253
	2003	$7.149	$8.832	6,818,662
	2002	$9.198	$7.149	2,158,257
TA Jennison Growth - Initial Class	2012	$10.316	$11.777	846,567
Subaccount Inception Date April 29, 2010	2011	$10.527	$10.316	976,540
	2010	$10.000	$10.527	921,901
TA BNP Paribas Large Cap Growth – Initial Class(2)	2012	$14.894	$17.203	490,954
Subaccount Inception Date April 30, 2009	2011	$15.452	$14.894	499,675
	2010	$13,148	$15.452	402,885
	2009	$10.000	$13,148	433,065
TA PIMCO Total Return - Initial Class	2012	$15.185	$16.105	2,414,479
Subaccount Inception Date May 1, 2002	2011	$14.489	$15.185	2,304,667
	2010	$13.706	$14.489	2,359,182
	2009	$11.977	$13.706	2,485,476
	2008	$12.494	$11.977	2,062,063
	2007	$11.629	$12.494	1,671,402
	2006	$11.316	$11.629	2,105,599
	2005	$11.214	$11.316	2,788,432
	2004	$10.883	$11.214	2,996,383
	2003	10.521	$10.883	3,564,020
	2002	$10.000	10.521	3,222,374
TA T. Rowe Price Small Cap - Initial Class	2012	$16.388	$18.697	739,472
Subaccount Inception Date May 3, 1999	2011	$16.341	$16.388	750,309
	2010	$12.326	$16.341	953,175
	2009	$9.011	$12.326	974,497
	2008	$14.334	$9.011	967,390
	2007	$13.262	$14.334	1,359,753
	2006	$12.982	$13.262	1,852,828
	2005	$11.902	$12.982	4,035,090
	2004	$10.936	$11.902	3,799,997
	2003	$7.899	$10.936	3,555,552
	2002	$11.026	$7.899	2,382,626
TA Third Avenue Value - Initial Class(3)	2012	$21.089	$25.127	1,192,484
Subaccount Inception Date January 2, 1998	2011	$24.961	$21.089	1,478,774
	2010	$21.926	$24.961	1,729,403
	2009	$16.483	$21.926	2,190,221
	2008	$28.404	$16.483	2,699,050
	2007	$28.462	$28.404	4,020,137
	2006	$24.866	$28.462	5,809,063
	2005	$21.224	$24.866	7,141,447
	2004	$17.245	$21.224	7,389,914
	2003	$12.741	$17.245	7,182,665
	2002	$14.661	$12.741	7,316,937

Subaccount		1.40%
	Year	Beginning AUV	Ending AUV	# Units
TA Multi-Managed Balanced - Initial Class	2012	$15.490	$17.195	3,659,012
Subaccount Inception Date May 1, 2002	2011	$15.097	$15.490	4,208,765
	2010	$12.334	$15.097	4,823,163
	2009	$9.902	$12.334	522,122
	2008	$14.854	$9.902	537,952
	2007	$13.260	$14.854	930,691
	2006	$12.321	$13.260	1,026,071
	2005	$11.573	$12.321	994,375
	2004	$10.559	$11.573	1,174,368
	2003	$9.401	$10.559	1,218,670
	2002	$10.000	$9.401	1,222,243
TA AllianceBernstein Dynamic Allocation - Initial Class	2012	$14.366	$15.037	172,770
Subaccount Inception Date May 1, 2002	2011	$14.308	$14.366	434,634
	2010	$13.275	$14.308	532,782
	2009	$10.252	$13.275	517,560
	2008	$16.468	$10.252	438,031
	2007	$14.077	$16.468	659,363
	2006	$12.872	$14.077	811,580
	2005	$12.565	$12.872	943,727
	2004	$11.259	$12.565	1,086,067
	2003	$9.233	$11.259	873,405
	2002	$10.000	$9.233	206,962
TA WMC Diversified Growth - Initial Class	2012	$13.282	$14.822	10,318,961
Subaccount Inception Date May 1, 2002	2011	$13.990	$13.282	11,844,893
	2010	$12.041	$13.990	9,505,462
	2009	$9.450	$12.041	10,992,395
	2008	$17.749	$9.450	12,811,288
	2007	$15.478	$17.749	16,561,548
	2006	$14.437	$15.478	25,851,207
	2005	$12.563	$14.437	13,672,577
	2004	$11.001	$12.563	17,089,942
	2003	$8.502	$11.001	2,829,041
	2002	$10.000	$8.502	1,701,104
TA AEGON Money Market - Initial Class	2012	$13.864	$13.672	1,967,208
Subaccount Inception Date December 3, 1992	2011	$14.057	$13.864	2,998,242
	2010	$14.253	$14.057	2,907,575
	2009	$14.434	$14.253	3,531,904
	2008	$14.294	$14.434	6,188,956
	2007	$13.801	$14.294	3,301,488
	2006	$13.363	$13.801	3,966,551
	2005	$13.172	$13.363	5,662,245
	2004	$13.224	$13.172	6,858,649
	2003	$13.305	$13.224	11,342,685
	2002	$13.300	$13.305	22,772,399
TA Systematic Small/Mid Cap Value - Initial Class(3)	2012	$18.606	$21.355	608,966
Subaccount Inception date May 3, 2004	2011	$19.381	$18.606	859,743
	2010	$15.069	$19.381	942,081
	2009	$10.670	$15.069	1,110,207
	2008	$18.297	$10.670	1,095,409
	2007	$14.874	$18.297	1,160,433
	2006	$12.777	$14.874	1,052,520
	2005	$11.409	$12.777	1,124,332
	2004	$10.000	$11.409	338,560
TA AEGON U.S. Government Securities - Initial Class	2012	$13.839	$14.349	557,287
Subaccount Inception Date May 1, 2002	2011	$13.041	$13.839	893,106
	2010	$12.666	$13.041	823,656
	2009	$12.294	$12.666	755,206
	2008	$11.579	$12.294	1,216,630
	2007	$11.072	$11.579	344,790
	2006	$10.872	$11.072	404,997
	2005	$10.784	$10.872	529,899
	2004	$10.588	$10.784	581,204
	2003	$10.430	$10.588	834,983
	2002	$10.000	$10.430	1,091,530

Subaccount		1.40%
	Year	Beginning AUV	Ending AUV	# Units
TA AEGON Tactical Vanguard ETF – Conservative
– Service Class	2012	$10.053	$10.586	18,379
Subaccount Inception Date December 9, 2011	2011	$10.000	$10.053	12,659
TA AEGON Tactical Vanguard ETF – Growth – Service Class	2012	$9.886	$10.816	152,788
Subaccount Inception Date December 9, 2011	2011	$10.000	$9.886	173,245
TA Morgan Stanley Mid-Cap Growth - Initial Class	2012	$44.826	$48.218	1,237,160
Subaccount Inception Date March 1, 1993	2011	$48.722	$44.826	1,486,671
	2010	$36.895	$48.722	1,361,782
	2009	$23.301	$36.895	1,524,386
	2008	$43.992	$23.301	1,720,471
	2007	$36.408	$43.992	2,232,162
	2006	$33.592	$36.408	3,364,728
	2005	$31.673	$33.592	5,031,502
	2004	$29.979	$31.673	6,800,245
	2003	$23.723	$29.979	8,603,602
	2002	$35.939	$23.723	10,523,277
TA Vanguard ETF – Balanced - Service Class(4)	2012	$10.273	$10.982	51,301
Subaccount Inception Date May 1, 2008	2011	$10.266	$10.273	36,196
	2010	$9.405	$10.266	38,241
	2009	$8.183	$9.405	14,478
	2008	$10.000	$8.183	22
TA Vanguard ETF - Growth - Service Class(5)	2012	$9.534	$10.488	203,958
Subaccount Inception Date May 1, 2008	2011	$9.778	$9.534	198,444
	2010	$8.774	$9.778	211,869
	2009	$7.222	$8.774	176,508
	2008	$10.000	$7.222	123,687
TA Janus Balanced - Service Class	2012	$0.882	$0.978	565,438
Subaccount Inception Date November 19, 2009	2011	$1.002	$0.882	734,730
	2010	$0.986	$1.002	715,920
	2009	$0.986	$0.986	356,277
TA PIMCO Tactical - Balanced - Service Class	2012	$0.926	$0.922	741,986
Subaccount Inception Date November 19, 2009	2011	$0.972	$0.926	1,137,182
	2010	$1.021	$0.972	1,135,156
	2009	$0.998	$1.021	236,826
TA PIMCO Tactical - Growth - Service Class	2012	$0.872	$0.866	324,848
Subaccount Inception Date November 19, 2009	2011	$1.000	$0.872	481,339
	2010	$1.021	$1.000	601,088
	2009	$0.996	$1.021	118,129
TA PIMCO Tactical - Conservative - Service Class	2012	$0.901	$0.902	789,753
Subaccount Inception Date November 19, 2009	2011	$0.987	$0.901	1,572,785
	2010	$1.023	$.987	1,033,424
	2009	$0.997	$1.023	100,005
TA Hanlon Income - Service Class	2012	$1.006	$1.027	5,147,592
Subaccount Inception Date November 19, 2009	2011	$.991	$1.006	6,672,981
	2010	$1.004	$.991	6,256,255
	2009	$1.000	$1.004	1,871,327
ProFund VP Asia 30	2012	$6.972	$7.940	156,288
Subaccount Inception Date September 6, 2007	2011	$9.684	$6.972	133,347
	2010	$8.621	$9.684	350,587
	2009	$5.669	$8.621	367,162
	2008	$11.690	$5.669	152,155
	2007	$10.00	$11.690	107,427
ProFund VP Basic Materials	2012	$9.025	$9.655	179,830
Subaccount Inception Date September 6, 2007	2011	$10.914	$9.025	412,983
	2010	$8.532	$10.914	353,919
	2009	$5.328	$8.532	359,687
	2008	$11.123	$5.328	154,700
	2007	$10.00	$11.123	217,332
ProFund VP Bull	2012	$9.625	$10.810	160,356
Subaccount Inception Date June 12, 2006	2011	$9.759	$9.625	201,555
	2010	$8.790	$9.759	238,450
	2009	$7.168	$8.790	601,238
	2008	$11.662	$7.168	98,082
	2007	$11.421	$11.662	107,154
	2006	$10.000	$11.421	928,230

Subaccount		1.40%
	Year	Beginning AUV	Ending AUV	# Units
ProFund VP Consumer Services	2012	$9.953	$11.984	89,464
Subaccount Inception Date September 6, 2007	2011	$9.566	$9.953	210,912
	2010	$7.991	$9.566	71,315
	2009	$6.194	$7.991	9,284
	2008	$9.154	$6.194	5,266
	2007	$10.00	$9.154	0
ProFund VP Emerging Markets	2012	$7.751	$8.146	468,206
Subaccount Inception Date September 6, 2007	2011	$9.788	$7.751	403,371
	2010	$9.042	$9.788	870,584
	2009	$5.647	$9.042	918,862
	2008	$11.474	$5.647	190,791
	2007	$10.00	$11.474	77,440
ProFund VP Europe 30	2012	$6.745	$7.755	15,372
Subaccount Inception Date September 6, 2007	2011	$7.506	$6.745	9,509
	2010	$7.415	$7.506	21,321
	2009	$5.684	$7.415	37,500
	2008	$10.293	$5.684	66,270
	2007	$10.00	$10.293	254,070
ProFund VP Falling U.S. Dollar	2012	$9.296	$9.096	15,319
Subaccount Inception Date September 6, 2007	2011	$9.690	$9.296	25,521
	2010	$10.086	$9.690	23,862
	2009	$9.899	$10.086	40,388
	2008	$10.580	$9.899	29,411
	2007	$10.00	$10.580	3,152
ProFund VP Financials	2012	$4.444	$5.466	130,149
Subaccount Inception Date September 6, 2007	2011	$5.229	$4.444	163,946
	2010	$4.780	$5.229	277,364
	2009	$4.214	$4.780	285,741
	2008	$8.641	$4.214	130,843
	2007	$10.00	$8.641	0
ProFund VP International	2012	$6.116	$6.992	142,285
Subaccount Inception Date September 6, 2007	2011	$7.239	$6.116	95,805
	2010	$6.809	$7.239	343,554
	2009	$5.539	$6.809	342,327
	2008	$10.103	$5.539	40,395
	2007	$10.00	$10.103	3,519
ProFund VP Japan	2012	$4.290	$5.201	2,121
Subaccount Inception Date September 6, 2007	2011	$5.340	$4.290	37,433
	2010	$5.793	$5.340	2,299
	2009	$5.324	$5.793	8,895
	2008	$9.126	$5.324	3,558
	2007	$10.00	$9.126	0
ProFund VP Mid-Cap	2012	$8.981	$10.233	297,963
Subaccount Inception Date September 6, 2007	2011	$9.504	$8.981	128,623
	2010	$7.769	$9.504	272,918
	2009	$5.929	$7.769	175,183
	2008	$9.755	$5.929	46,481
	2007	$10.00	$9.755	0
ProFund VP Money Market	2012	$9.908	$9.772	656,356
Subaccount Inception Date June 12, 2006	2011	$10.044	$9.908	866,891
	2010	$10.183	$10.044	320,885
	2009	$10.322	$10.183	662,299
	2008	$10.380	$10.322	1,574,479
	2007	$10.144	$10.380	1,886,833
	2006	$10.000	$10.144	35,549
ProFund VP NASDAQ-100	2012	$13.119	$15.037	207,261
Subaccount Inception Date June 12, 2006	2011	$13.111	$13.119	169,163
	2010	$11.244	$13.111	114,383
	2009	$7.500	$11.244	161,621
	2008	$13.223	$7.500	60,116
	2007	$11.400	$13.223	82,710
	2006	$10.000	$11.400	240,507

Subaccount		1.40%
	Year	Beginning AUV	Ending AUV	# Units
ProFund VP Oil & Gas	2012	$9.049	$9.182	274,546
Subaccount Inception Date September 6, 2007	2011	$8.974	$9.049	506,579
	2010	$7.727	$8.974	627,073
	2009	$6.784	$7.727	669,089
	2008	$10.911	$6.784	309,164
	2007	$10.00	$10.911	97,260
ProFund VP Pharmaceuticals	2012	$10.381	$11.450	76,218
Subaccount Inception Date September 6, 2007	2011	$9.064	$10.381	224,426
	2010	$9.147	$9.064	56,601
	2009	$7.935	$9.147	58,483
	2008	$9.996	$7.935	94,868
	2007	$10.00	$9.996	0
ProFund VP Precious Metals	2012	$11.211	$9.447	369,731
Subaccount Inception Date September 6, 2007	2011	$14.072	$11.211	433,770
	2010	$10.734	$14.072	417,284
	2009	$8.043	$10.734	365,199
	2008	$11.780	$8.043	231,130
	2007	$10.00	$11.780	122,871
ProFund VP Short Emerging Markets	2012	$4.773	$4.093	39,404
Subaccount Inception Date September 6, 2007	2011	$4.373	$4.773	43,703
	2010	$5.436	$4.373	72,257
	2009	$10.747	$5.436	23,920
	2008	$8.242	$10.747	65,279
	2007	$10.00	$8.242	0
ProFund VP Short International	2012	$7.783	$6.128	14,323
Subaccount Inception Date September 6, 2007	2011	$7.752	$7.783	17,245
	2010	$9.214	$7.752	21,465
	2009	$13.402	$9.214	51,747
	2008	$9.831	$13.402	90,765
	2007	$10.00	$9.831	0
ProFund VP Short NASDAQ-100	2012	$5.710	$4.573	59,693
Subaccount Inception Date September 6, 2007	2011	$6.468	$5.710	51,755
	2010	$8.321	$6.468	62,355
	2009	$14.219	$8.321	23,037
	2008	$9.732	$14.219	44,281
	2007	$10.00	$9.732	0
ProFund VP Short Small-Cap	2012	$4.643	$3.711	51,238
Subaccount Inception Date June 12, 2006	2011	$5.179	$4.643	66,168
	2010	$7.391	$5.179	37,463
	2009	$11.082	$7.391	84,201
	2008	$9.056	$11.082	60,402
	2007	$8.786	$9.056	11,950
	2006	$10.000	$8.786	12,535
ProFund VP Small-Cap	2012	$9.807	$11.097	235,470
Subaccount Inception Date June 12, 2006	2011	$10.540	$9.807	164,484
	2010	$8.565	$10.540	194,854
	2009	$6.889	$8.565	129,744
	2008	$10.814	$6.889	114,859
	2007	$11.214	$10.814	88,292
	2006	$10.000	$11.214	520,447
ProFund VP Small-Cap Value	2012	$8.468	$9.700	46,574
Subaccount Inception Date September 6, 2007	2011	$8.954	$8.468	146,544
	2010	$7.436	$8.954	30,586
	2009	$6.262	$7.436	120,527
	2008	$9.161	$6.262	45,872
	2007	$10.00	$9.161	703
ProFund VP Telecommunications	2012	$7.485	$8.600	223,340
Subaccount Inception Date September 6, 2007	2011	$7.450	$7.485	11,184
	2010	$6.530	$7.450	161,026
	2009	$6.170	$6.530	24,989
	2008	$9.541	$6.170	25,813
	2007	$10.00	$9.541	50

Subaccount		1.40%
	Year	Beginning AUV	Ending AUV	# Units
ProFund VP UltraSmall-Cap	2012	$4.789	$6.116	109,197
Subaccount Inception Date September 6, 2007	2011	$5.983	$4.789	166,751
	2010	$4.087	$5.983	185,413
	2009	$2.956	$4.087	175,371
	2008	$8.866	$2.956	79,569
	2007	$10.00	$8.866	23,136
ProFund VP U.S. Government Plus	2012	$16.321	$16.251	78,543
Subaccount Inception Date September 6, 2007	2011	$11.531	$16.321	105,964
	2010	$10.618	$11.531	70,573
	2009	$15.979	$10.618	55,121
	2008	$10.819	$15.979	140,797
	2007	$10.00	$10.819	72,279
ProFund VP Utilities	2012	$9.711	$9.589	243,137
Subaccount Inception Date September 6, 2007	2011	$8.379	$9.711	490,845
	2010	$8.019	$8.379	295,606
	2009	$7.343	$8.019	368,063
	2008	$10.745	$7.343	143,559
	2007	$10.00	$10.745	276,532
Access VP High Yield FundSM	2012	$12.996	$14.626	52,594
Subaccount Inception Date September 6, 2007	2011	$12.825	$12.996	177,927
	2010	$11.175	$12.825	151,231
	2009	$9.692	$11.175	416,799
	2008	$10.307	$9.692	467,122
	2007	$10.00	$10.307	1,348
Fidelity VIP Contrafund® Portfolio - Service Class 2	2012	$12.607	$14.439	930,277
Subaccount Inception Date May 1, 2000	2011	$13.149	$12.607	1,042,833
	2010	$11.403	$13.149	1,201,203
	2009	$8.535	$11.403	1,387,429
	2008	$15.103	$8.535	1,569,061
	2007	$13.056	$15.103	1,958,288
	2006	$11.882	$13.056	2,599,635
	2005	$10.329	$11.882	3,234,967
	2004	$9.096	$10.329	2,969,700
	2003	$7.195	$9.096	2,899,774
	2002	$8.072	$7.195	2,847,105
Fidelity VIP Equity-Income Portfolio - Service Class 2	2012	$11.753	$13.567	398,204
Subaccount Inception Date May 1, 2000	2011	$11.840	$11.753	485,353
	2010	$10.447	$11.840	618,474
	2009	$8.156	$10.447	729,678
	2008	$14.462	$8.156	840,532
	2007	$14.482	$14.462	1,140,970
	2006	$12.245	$14.482	1,437,937
	2005	$11.762	$12.245	1,575,184
	2004	$10.723	$11.762	2,093,774
	2003	$8.363	$10.723	2,413,903
	2002	$10.237	$8.363	2,300,628
Fidelity VIP Growth Opportunities Portfolio—Service Class 2	2012	$7.776	$9.150	208,397
Subaccount Inception Date May 1, 2000	2011	$7.733	$7.776	233,053
	2010	$6.350	$7.733	260,669
	2009	$4.427	$6.350	325,556
	2008	$10.006	$4.427	343,757
	2007	$8.256	$10.006	494,904
	2006	$7.964	$8.256	544,698
	2005	$7.431	$7.964	680,874
	2004	$7.054	$7.431	860,008
	2003	$5.525	$7.054	961,238
	2002	$7.184	$5.525	910,288

(1)	Formerly known as Transamerica BlackRock Large Cap Value VP.
(2)	Formerly known as Transamerica Multi Managed Large Cap Core VP.
(3)	Transamerica Third Avenue Value VP merged into Transamerica Systematic Small/Mid Cap Value VP.
(4)	Portfolio name formerly known as Transamerica Index 50 VP and the subaccount name formerly known as TA Vanguard ETF Index – Balanced.
(5)	Portfolio name formerly known as Transamerica Index 75 VP and the subaccount name formerly known as TA Vanguard ETF Index – Growth.

APPENDIX D

GUARANTEED MINIMUM INCOME BENEFIT RIDER

(NO LONGER AVAILABLE)

The following discussion related to the Guaranteed Minimum Income Benefit Rider being issued on or after May 1, 2002. If you purchased a Guaranteed Minimum Income Benefit Rider before May 1, 2002, please consult the prospectus you received when you purchased that rider for details on the terms of your rider. If you have questions, please contact us at 1-800-851-9777, Ext. 6538 (Monday – Friday 8:00 a.m. – 8:00 p.m.). If you upgrade you rider, you will receive the rider discussed below. See Minimum Annuitization Value Upgrade below for more information about the rider upgrade.

The Guaranteed Minimum Income Benefit Rider assures you of a minimum level of income in the future by guaranteeing a “minimum annuitization value.’’ By selecting this rider, you are guaranteed a future minimum level of income under the rider’s fixed or variable payment options based on the minimum annuitization value, regardless of the performance of the underlying investment portfolios. (If you select the Guaranteed Minimum Income Benefit Rider, we may restrict the subaccounts to which you may allocate purchase payments or transfer annuity value. Any such restriction will not affect the allocations you made before we put the restriction in place.)

You may purchase the rider when we issue your Contract or anytime before the annuitant’s 90th birthday.

You can annuitize under the rider (subject to the conditions described below) using the greater of the annuity value or the minimum annuitization value. If you annuitize under the rider before the 10th rider anniversary, the following restrictions will apply:

•	you may not annuitize under the Term Certain fixed annuity payment option;
•

we will adjust the age(s) we use to determine the applicable annuity factors by adjusting them down by one year for each complete year that the rider is short of being in force for 10 years at the time you annuitize. This will reduce the amount of your annuity payments.

See Annuity Payment Options Under the Rider and Annuity Factor Age Adjustment in the SAI for more information.

Minimum Annuitization Value. If you purchase the rider at issue, the minimum annuitization value is the annuity value on that date. If you purchase the rider at a future date, the minimum annuitization value would be:

•	the annuity value on the date the rider is issued, plus
•	any additional premiums paid after the rider is issued, minus
•	an adjustment for any partial withdrawals made after the date the rider is issued
•	accumulated at the annual growth rate, minus
•	any premium taxes.
The annual growth rate is currently 6% per year. For Contracts issued in a few states, this rate will be less than 6%. We may, at our discretion, change the rate in the future for new riders, including upgrades, but the rate will never be less than 3% per year. Once the rider is added to your Contract, the annual growth rate, the rider charge, the rider charge waiver threshold, the guaranteed minimum payment fee and the waiting period before you can annuitize under the rider, without the annuity factor age adjustment, will not change unless you upgrade the rider. Partial withdrawals may reduce the minimum annuitization value on a basis greater than dollar-for-dollar.

The minimum annuitization value is used solely to calculate the annuity payments and charges under the rider and adjustments to partial withdrawals. This value does not establish or guarantee an annuity value or guarantee performance of any subaccount. If you choose to annuitize under the rider, we will use the greater of your annuity value or your minimum annuitization value (less any outstanding loan amount and any loan interest you owe) to determine the amount of your fixed or variable annuity payments under the rider. The minimum annuitization value may not be used to annuitize with any of the annuity payment options under the Contract.

Annuity Payment Options Under the Rider. The only payment options available under the rider are the following fixed and variable annuity options:

Fixed Annuity Payment Options:

•

Term Certain - Level payments will be made for 15 years based on a guaranteed interest rate of 3%. This interest rate will not increase even if current interest rates are higher when you annuitize. This annuity payment option is not available if you annuitize under the rider before the 10th anniversary of rider purchase or later upgrade.

Variable Annuity Payment Options:

•

Life Income - An election may be made for “No Period Certain,’’ “10 Years Certain,’’ or “Installment Refund.’’ Installment Refund is an annuity payment option that guarantees the return of the minimum annuitization value. The period certain for an installment refund is the shortest period, in months, that guarantees the return of the minimum annuitization value. Payments will be made as long as the annuitant is living. In the event of the death of the annuitant prior to the end of the chosen period certain, the remaining period certain payments will be continued to the beneficiary.

•

Joint and Full Survivor - An election may be made for “No Period Certain,’’ “10 Years Certain,’’ or “Installment Refund.’’ Payments will be made as long as either the annuitant or joint annuitant is living. In the event of the death of both the annuitant and joint annuitant prior to the end of the chosen period certain, the remaining period certain payments will be continued to the beneficiary.

Before you annuitize under the rider’s variable annuity options, you may transfer values from one subaccount to another. In the future, we may restrict the subaccounts to which you may transfer annuity value. After the maturity date, no transfers may be made to or from the fixed account, and we reserve the right to limit transfers among the subaccounts to once per year.

Note Carefully: The death benefit payable after you annuitize under the rider will be affected by the annuity option you choose.

If:

•	you choose Life Income with No Period Certain or Joint and Full Survivor with No Period Certain; and
•	the annuitant dies, for example, before the due date of the second annuity payment;

Then:

•	we will make only one annuity payment and there will be no death benefit payable.

Annuity Factor Age Adjustment. If you annuitize under one of the rider’s variable options before the 10th rider anniversary, the first payment will be calculated with an annuity factor age adjustment which subtracts up to 9 years from the annuitant’s age (age 85 if the annuitant’s age is at least 85). This results in all payments being lower than if an annuity factor age adjustment was not used. See the SAI for information concerning the calculation of the initial payment. The age adjustment is as follows:

Number of Complete Years Since the Rider Date	Age Adjustment: Number of Years Subtracted From Your Age
1	9
2	8
3	7
4	6
5	5
6	4
7	3
8	2
9	1
10 or more	0

Minimum Annuitization Value Upgrade. You can elect, in writing, to upgrade the minimum annuitization value to the current annuity value at any time after the first rider anniversary and before the annuitant’s 85th birthday (earlier if required by your state). For your convenience, we will put the last date to upgrade on page one of the rider.

If you elect to upgrade, the current rider will terminate, we will assess the rider charge, and a new rider will be issued. The new rider will have a new rider date, a new waiting period before you can annuitize under the rider, a new annual growth rate, a new rider charge waiver threshold and new guaranteed benefits and charges. The rider anniversary will be measured from the new rider’s issue date, so that annuitizing prior to the new rider’s 10th anniversary will result in an annuity factor age adjustment, and the term certain fixed annuity payment option may not be selected. The benefits and charges under the new rider may not be as advantageous as the previous rider’s benefits and charges prior to upgrading.

It generally will not be to your advantage to upgrade unless your annuity value exceeds your minimum annuitization value on the applicable rider anniversary.

Conditions to Annuitize Under the Rider. You can only annuitize under the rider within 30 days after a rider anniversary. In the case of an upgrade of the minimum annuitization value, you cannot annuitize before the new rider’s first rider anniversary. You cannot annuitize under the rider after the 30-day period following the rider anniversary after the annuitant’s 94th birthday (earlier if required by your state). For your convenience, we will put the last date to annuitize under the rider on page one of the rider.

Note Carefully:

•	You may only annuitize under the rider at the times indicated above. If you annuitize at any other time, you lose the benefit of the rider.
•	If you annuitize under the rider before the 10th rider anniversary, there will be an annuity factor age adjustment. See Annuity Factor Age Adjustment above.

Payments under the Rider. If you elect a variable annuity payment option under the rider, we guarantee that future annuity payments under the rider will never be less than the initial annuity payment. See the SAI for information concerning the calculation of the initial payment. We will also “stabilize’’ the payments (hold them constant) during each rider year.

During the first rider year after you annuitize under the rider, each payment will equal the initial payment. On each rider anniversary thereafter, the variable annuity payment will increase or decrease (but never below the initial payment) depending on the performance of the subaccounts you selected, and then be held constant at that amount for that rider year. The payments starting on each rider anniversary will equal the greater of the initial variable annuity payment or the payment that can be supported by the number of annuity units in the subaccounts on the rider anniversary. We will calculate each subsequent payment using a 5% assumed investment return. The portfolio in which you are invested must grow at a rate greater than the 5% assumed investment return, plus the separate guaranteed minimum payment fee of 1.10% and mortality and expense risk and administrative charges of 1.40% annually, in order to increase the dollar amount of variable annuity payments. Annuity payments may decline in value if investment returns do not grow at this rate, but your payment will never be less than the initial payment. See the SAI for additional information concerning how payments are determined under the rider.

Rider Charge Before Annuitization. Prior to annuitization, a rider charge, currently 0.35% annually of the minimum annuitization value, is deducted from the annuity value on each rider anniversary and pro rata on the termination date of the rider (including Contract surrender and upgrades of the minimum annuitization value). The annual rider charge after an upgrade is currently 0.35%, but we reserve the right to increase the rider charge after upgrade to 0.50%. Once the rider is issued, the rider charge will not change. Keep in mind that the current rider charge (0.35%) may be higher if you upgrade the rider at a later date because we may increase the rider charge after upgrade up to the maximum (0.50%). We deduct the rider charge from the fixed account and from each subaccount in proportion to the amount of annuity value in each account. This charge is deducted even if the annuity value exceeds the minimum annuitization value.

We will waive the rider charge on any rider anniversary if the annuity value exceeds the rider charge waiver threshold (guaranteed 2.0) times the minimum annuitization value. For instance, if your annuity value on the seventh rider anniversary is $100,000, your minimum annuitization value is $45,000 and the rider charge waiver threshold is 2.0, we will waive the rider charge on that anniversary because $100,000 is greater than $90,000 ($45,000 X 2.0). We may, at our discretion, change the rider charge waiver threshold in the future if you choose to upgrade the minimum annuitization value, or for future issues of the rider, but it will never be greater than 2.5.

Rider Charge After Annuitization. If you annuitize under a variable annuity payment option of the rider, a daily guaranteed minimum payment fee, equal to an annual rate of 1.10% of the daily net asset values in the subaccounts, plus the mortality and expense risk and administrative charges of 1.40%, are reflected in the amount of the variable payments you receive. We may change the guaranteed minimum payment fee in the future, if you choose to upgrade the minimum annuitization value or for future issues of the rider, but it will never be greater than 2.10%.

Termination. You have the option to terminate the rider at any time after the first rider anniversary by sending us written notification to our administrative office. You have the option not to annuitize under the rider but we will not refund any charges you have paid and you will not be able to use the minimum annuitization value. The rider will terminate upon the earliest of the following:

•	annuitization that is not under the rider;
•	the date you elect to upgrade (although a new rider will be issued);
•	the date we receive your complete written request to terminate the rider;
•	the date your Contract terminates or is surrendered;
•	30 days following the rider anniversary after the annuitant’s 94th birthday (earlier if required by your state); or
•	the date of death of annuitant when the death benefit proceeds are payable to the beneficiary.

However, if the change in annuitant is due to the death of an annuitant who is not an owner, then you may name a new annuitant and the then-current rider will remain in effect.

The rider does not establish or guarantee annuity value or guarantee performance of any subaccount. Because the rider guarantees a minimum level of income, the level of income that it guarantees may be less than the level that might be provided by application of the annuity value at the Contract’s applicable annuity factors. Therefore, the rider should be regarded as a safety net. The costs of annuitizing under the rider include the guaranteed minimum payment fee, the mortality and expense risk and administrative charges and also the lower levels inherent in the annuity tables used for the minimum payouts. These costs should be balanced against the benefits of a minimum payout level.

The rider may vary by state and is not available in all states. We recommend that you consult your tax advisor before you purchase this rider.

WRL FREEDOM PREMIER®

Issued by

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

Supplement Dated May 1 2013

to the

Prospectus dated May 1, 2013

We will not accept any premium payment that is allocated to the fixed account or the dollar cost averaging fixed account in excess of $5,000. We also will not accept any premium payment or transfer which would result in the aggregate policy value in the fixed account and the dollar cost averaging fixed account exceeding $5,000.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

WRL Freedom Premier® dated May 1, 2013

STATEMENT OF ADDITIONAL INFORMATION

WRL FREEDOM PREMIER®

VARIABLE ANNUITY

Issued through

WRL SERIES ANNUITY ACCOUNT

Offered by

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

This Statement of Additional Information (“SAI”) expands upon subjects discussed in the current prospectus for the WRL Freedom Premier®, formerly known as WRL Freedom Premier® II variable annuity, offered by Western Reserve Life Assurance Co. of Ohio. You may obtain a copy of the prospectus dated May 1, 2013 by calling 1-800-851-9777 (Monday – Friday 8:30 a.m. - 7:00 p.m. Eastern Time), by writing to Western Reserve Life, Attention: Customer Care Group, 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499-0001 or by visiting our website at www.westernreserve.com. The prospectus sets forth information that a prospective investor should know before investing in a Contract. Terms used in the current prospectus for the Contract are incorporated in this SAI.

This SAI is not a prospectus and should be read only in conjunction with the prospectus for the Contract and with the prospectuses for the funds.

Dated: May 1, 2013

AG09301-5/2013

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DEFINITIONS OF SPECIAL TERMS

accumulation period	The period between the Contract date and the maturity date while the Contract is in force.

accumulation unit value	An accounting unit of measure we use to calculate subaccount values during the accumulation period.

administrative office	Western Reserve Life Assurance Co. of Ohio, Attention: Customer Care Group, 4333 Edgewood Road NE, Cedar Rapids, IA 52499-0001, (800) 851-9777. Our hours are Monday - Friday from 8:30 a.m. – 7:00 p.m. Eastern Time.

age	The issue age is the annuitant’s age on his/her birthday immediately preceding the Contract date. Attained age is the issue age plus the number of completed Contract years. When we use the term “age” in this SAI, it has the same meaning as “attained age” in the Contract.

annuitant	The person you named in the application (or later changed), to receive annuity payments. The annuitant may be changed as provided in the Contract’s death benefit provisions and annuity provision.

annuity unit value	An accounting unit of measure we use to calculate annuity payments from the subaccounts after the maturity date.

annuity value	The sum of the separate account value and the fixed account value at the end of any valuation period.

beneficiary(ies)	The person(s) you elect to receive the death benefit proceeds under the Contract.

cash value	The annuity value less any applicable premium taxes, any surrender charge, any loans and unpaid accrued interest, the annual Contract charge, and any rider charges.

Code	The Internal Revenue Code of 1986, as amended.

Contract anniversary	The same day in each succeeding year as the Contract date. If there is no day in a calendar year which coincides with the Contract date, the Contract anniversary will be the first day of the next month.

Contract date	Generally, the later of the date on which the initial premium payment is received, or the date that the properly completed application is received, at Western Reserve’s administrative and service office. We measure Monthiversaries, Contract years and Contract anniversaries from the Contract date.

death benefit proceeds	If an owner who is the annuitant dies during the accumulation period, the death benefit proceeds are the amount, if any, payable under the death benefit described in your Contract and in any optional death benefit rider that you purchased.

death claim day	Any day after the death report day on which we receive a beneficiary’s completed election form regarding payment of his/her portion of the death benefit proceeds that are payable upon the death of an owner who is the annuitant.

death report day	The valuation date on which we have received due proof of death.

fixed account	An investment option to which you can direct your money under the Contract, other than the separate account. It provides a guarantee of principal and interest. The assets supporting the fixed account are held in the general account. The fixed account is not available in all states.

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fixed account value	During the accumulation period, your Contract’s value in the fixed account.

Funds	Investment companies which are registered with the U.S. Securities and Exchange Commission. The Contract allows you to invest in the portfolios of the funds through our subaccounts. We reserve the right to add portfolios of other registered investment companies as investment choices under the Contract in the future.

in force	Condition under which the Contract is active and an owner is entitled to exercise all rights under the Contract.

maturity date	The date on which the accumulation period ends and annuity payments begin.

Monthiversary	The same day in the month as the Contract date. When there is no date in a calendar month that coincides with the Contract date, the Monthiversary is the first day of the next month.

NYSE	New York Stock Exchange.

nonqualified Contracts	Contracts issued other than in connection with retirement plans.

Owner (you, your)	The person(s) entitled to exercise all rights under the Contract. The annuitant is an owner unless the application states otherwise, or unless a change of ownership is made at a later time. Joint owners may be named, provided the joint owners are husband and wife. Joint ownership is not available in all states.

portfolio	A separate investment portfolio of a fund.

premium payments/premium	Amounts paid by an owner or on an owner’s behalf to Western Reserve as consideration for the benefits provided by the Contract. When we use the term “premium payment” or “premium” in this SAI, it has the same meaning as “net premium” in the Contract, which means the premium payment less any applicable premium taxes.

qualified Contracts	Contracts issued in connection with retirement plans that qualify for special federal income tax treatment under the Code.

separate account	WRL Series Annuity Account, a unit investment trust consisting of subaccounts. Each subaccount of the separate account invests solely in shares of a corresponding portfolio of a fund.

separate account value	During the accumulation period, your Contract’s value in the separate account, which equals the sum of the values in each subaccount.

Subaccount	A subdivision of the separate account that invests exclusively in the shares of a specified portfolio and supports the Contracts. Subaccounts corresponding to each portfolio hold assets under the Contract during the accumulation period. Other subaccounts corresponding to each portfolio will hold assets after the maturity date if you select a variable annuity payment option.

Surrender	The termination of a Contract at the option of an owner.

4

Valuation date/
business day	Each day on which the NYSE is open for trading, except when a subaccount’s corresponding portfolio does not value its shares. Western Reserve is open for business on each day that the NYSE is open. When we use the term “business day,” it has the same meaning as valuation date.

Valuation period	The period of time over which we determine the change in the value of the subaccounts in order to price accumulation units and annuity units. Each valuation period begins at the close of normal trading on the NYSE (currently 4:00 p.m. Eastern Time on each valuation date) and ends at the close of normal trading of the NYSE on the next valuation date.

Western Reserve
(we, us, our)	Western Reserve Life Assurance Co. of Ohio.

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In order to supplement the description in the prospectus, the following provides additional information about Western Reserve and the Contract, which may be of interest to a prospective purchaser.

THE CONTRACT—GENERAL PROVISIONS

Owner

The Contract shall belong to the owner upon issuance of the Contract after completion of an application and delivery of the initial premium payment. While the annuitant is living, the owner may: (1) assign the Contract; (2) surrender the Contract; (3) amend or modify the Contract with Western Reserve’s consent; (4) receive annuity payments or name a payee to receive the payments; and (5) exercise, receive and enjoy every other right and benefit contained in the Contract. The exercise of these rights may be subject to the consent of any assignee or irrevocable beneficiary; and of an owner’s spouse in a community or marital property state.

A joint owner may only be a spouse and may be named in the Contract application or in a written notice to our administrative and service office. The surviving joint owner will become the sole owner upon the other joint owner’s death. If the surviving joint owner dies before the annuitant, the surviving joint owner’s estate will become the owner if no beneficiary is named and alive. However, if a beneficiary is named and alive, the beneficiary will receive the cash value.

An owner may change the ownership of the Contract in a written notice to our administrative and service office. When this change takes effect, all rights of ownership in the Contract will pass to the new owner. A change of ownership may have tax consequences.

When there is a change of owner, the change will take effect as of the date Western Reserve accepts the written notice at our administrative and service office. We assume no liability for any payments made, or actions taken before a change is accepted, and shall not be responsible for the validity or effect of any change of ownership. Changing an owner cancels any prior choice of owner, but does not change the designation of the beneficiary or the annuitant.

Entire Contract

The Contract and any endorsements thereon and the Contract application constitute the entire contract between Western Reserve and the owner. All statements in the application are representations and not warranties. No statement will cause the Contract to be void or to be used in defense of a claim unless contained in the application.

Misstatement of Age or Gender

If the age or gender of the annuitant has been misstated, Western Reserve will change the annuity benefit payable to that which the premium payments would have purchased for the correct age or gender. The dollar amount of any underpayment Western Reserve makes shall be paid in full with the next payment due such person or the beneficiary. The dollar amount of any overpayment made by Western Reserve due to any misstatement shall be deducted from payments subsequently accruing to such person or beneficiary. Any underpayment or overpayment will include interest at 5% per year, from the date of the wrong payment to the date of the adjustment. The age of the annuitant may be established at any time by the submission of proof Western Reserve finds satisfactory.

Annuity Payment Options

During the lifetime of the annuitant and prior to the maturity date, the owner may choose an annuity payment option or change the election. If no election is made prior to the maturity date, annuity payments will be made under Payment Option D as Variable Life Income with 10 years of guaranteed payments. The default option may be restricted with respect to qualified Contracts.

Thirty days prior to the maturity date, we will mail to the owner a notice and a form upon which the owner can select allocation options for the annuity proceeds as of the maturity date. We reserve the right to limit transfers to once per year after the maturity date. If a variable annuity payment option is chosen, the owner must include in the

6

written notice the subaccount allocation of the annuity proceeds as of the maturity date. If we do not receive that form or other written notice acceptable to us prior to the maturity date, the Contract’s existing allocation options will remain in effect. The owner may also, prior to the maturity date, select or change the frequency of annuity payments, which may be monthly, quarterly, semi-annually or annually, provided that the annuity payment option and payment frequency provides for payments of at least $20 per period. If none of these is possible, a lump sum payment will be made.

Determination of the First Variable or Fixed Payment. The amount of the first variable or fixed annuity payment is determined by multiplying the annuity proceeds times the appropriate rate for the annuity option selected. The rates are based on the Society of Actuaries “Annuity 2000” (male, female, and unisex if required by law) Mortality Table with projection Scale G, and variable rates are based on a 5% effective annual assumed investment return. Neither expenses actually incurred, other than taxes on the investment return, nor mortality actually experienced, shall adversely affect the dollar amount of variable annuity payments after such payments have commenced.

The amount of the first annuity payment depends upon the gender (if consideration of gender is allowed under state law) and adjusted age of the annuitant. The adjusted age is the annuitant’s actual age nearest birthday, at the maturity date, adjusted as follows:

Maturity Date	Adjusted Age
Before 2010	Actual Age
2010-2019	Actual Age minus 1
2020-2026	Actual Age minus 2
2027-2033	Actual Age minus 3
2034-2040	Actual Age minus 4
After 2040	As determined by Western Reserve

This adjustment assumes an increase in life expectancy, and therefore it results in lower payments than without such an adjustment.

Determination of Additional Variable Payments. The amount of variable annuity payments after the first will increase or decrease according to the annuity unit value which reflects the investment experience of the selected subaccount(s). Each variable annuity payment after the first will be equal to the number of units attributable to the Contract in each selected subaccount multiplied by the annuity unit value of that subaccount on the date the payment is processed. The number of such units is determined by dividing the first payment allocated to that subaccount by the annuity unit value of that subaccount on the date the first annuity payment is processed.

Death Benefit

The discussion and the first set of examples below assume the Additional Earnings Rider is not included in the Contract.

Adjusted Partial Surrender. A partial surrender will reduce the amount of your death benefit proceeds by an amount called the adjusted partial surrender. The reduction depends on the relationship between the death benefit proceeds and annuity value. The adjusted partial surrender is the amount of a partial surrender times the ratio of [(a) divided by (b)] where:

(a)	is the amount of the death benefit proceeds prior to the partial surrender; and
(b)	is the annuity value prior to the partial surrender.

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The following examples describe the effect of surrender on the death benefit proceeds, and annuity value.

EXAMPLE 1 (Assumed Facts for Example)
$75,000	current death benefit proceeds before surrender
$50,000	current annuity value before surrender
$75,000	current death benefit (larger of annuity value and death benefit proceeds)
6%	current surrender charge percentage
$15,000	requested partial surrender
$10,000	surrender charge-free amount
$5,000	excess partial surrender–EPS (amount subject to surrender charge)
$319.15	surrender charge on EPS = 0.06*(5,319.15)
$5,319.15	reduction in annuity value due to excess partial surrender = 5000 + 319.15
$22,978.73	adjusted partial surrender = $15,319.15* (75,000/50,000)
$52,021.27	New death benefit proceeds (after partial surrender) = 75,000 – 22,978.73
$34,680.85	New annuity value (after partial surrender) = 50,000 – 15,319.15

Summary:

Reduction in death benefit proceeds	= $22,978.73
Reduction in annuity value	= $15,319.15

NOTE: The death benefit proceeds is reduced more than the annuity value since the death benefit proceeds was greater than the annuity value just prior to the partial surrender.

EXAMPLE 2 (Assumed Facts for Example)
$50,000	current death benefit proceeds before surrender
$75,000	current annuity value before surrender
$75,000	current death benefit (larger of annuity value and death benefit proceeds)
6%	current surrender charge percentage
$15,000	requested partial surrender
$11,250	surrender charge-free amount
$3,750	excess partial surrender–EPS (amount subject to surrender charge)
$239.36	surrender charge on EPS = 0.06*(3,989.36)
$3,989.36	reduction in annuity value due to EPS = 3,750 + 239.36
$15,239.36	adjusted partial surrender = $15,239.36* (75,000/50,000)
$34,760.64	New death benefit proceeds (after partial surrender) = 50,000 – 15,239.36
$59,7860.64	New annuity value (after partial surrender) = 75,000 – 11,250 – 3,989.36

Summary:

Reduction in death benefit proceeds	= $15,239.36
Reduction in annuity value	= $15,239.36

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NOTE: The death benefit proceeds and annuity value are reduced by the same amount since the annuity value was higher than the death benefit proceeds just prior to the partial surrender.

Additional Earnings Rider. The following examples illustrate the additional death benefit payable under the Additional Earnings Rider, as well as the effect of a partial surrender on the Additional Earnings Rider Amount.

EXAMPLE 1 – Basic Additional Earnings Rider Example, with no additional premiums or partial surrenders (Assumed Facts for Example)
At Rider Issue	60	Rider Issue Age
	40%	Additional Earnings Factor (AEF)
	250%	Rider Earnings Limit (REL)
	$1,000,000	Maximum Rider Benefit (MRB)
	$40,000.00	Rider Base at issue (RBI) (equal to the greater of the death benefit proceeds on the Rider Date or the Annuity Value on that date)

At Death	$75,000.00	Death Benefit Proceeds (DBP)
	$35,000.00	Rider Earnings (RE) = DBP – RBI = 75,000 – 40,000
	$14,000.00	Additional Earnings Rider Amount = lesser of a) RE * AEF = 35,000 * 40% = 14,000 or b) REL * RBI * AEF = 250% * 40,000 * 40% = 40,000 or c) MRB = 1,000,000.

EXAMPLE 2 – Additional Earnings Rider Example, showing the effect of a partial surrender (Assumed Facts for Example)
At Rider Issue	60	Rider Issue Age
	40%	Additional Earnings Factor (AEF)
	250%	Rider Earnings Limit (REL)
	$1,000,000	Maximum Rider Benefit (MRB)
	$40,000.00	Rider Base at issue (RBI) (equal to the greater of the death benefit proceeds on the Rider Date or the Annuity Value on that date)

At Partial Surrender	$50,000.00	Annuity Value before partial surrender (AV)
	$15,000.00	Partial Surrender (PS) (including surrender charges)
	$12,000.00	Withdrawal Adjustment to Base (WAB) = PS * RBI / AV = 15,000 * 40,000 / 50,000
	$28,000.00	Rider Base after partial surrender (RB) = RBI – WAB = 40,000 – 12,000

At Death	$70,000.00	Death Benefit Proceeds (DBP)
	$42,000.00	Rider Earnings (RE) = DBP – RB = 70,000 – 28,000
	$16,800.00	Additional Earnings Rider Amount = lesser of a) RE * AEF = 42,000 * 40% = 16,800 or b) REL * RB * AEF = 250% * 28,000 * 40% = 28,000 or c) MRB = 1,000,000.

Death of Owner. Federal tax law requires that if any owner (including any surviving joint owner who has become a current owner) dies before the maturity date, then the entire value of the Contract must generally be distributed within five years of the date of death of such owner. Special rules apply where (1) the spouse of the deceased owner is the sole beneficiary, (2) an owner is not a natural person and the primary annuitant dies or is changed, or (3) any owner dies after the maturity date. See Tax Information in the prospectus for a detailed description of these rules. Other rules may apply to qualified Contracts.

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If an owner (or a surviving joint owner) is not the annuitant and dies before the annuitant:

•	if no beneficiary is named and alive on the death report day, the owner’s estate will become the new owner. The cash value must be distributed within five years of the former owner’s death;
•	if the sole beneficiary is alive and is the owner’s spouse, the Contract will continue with the spouse as the new owner; or
•	if the beneficiary is alive and is not the owner’s spouse, the beneficiary will become the new owner. The cash value must be distributed either:
•	within five years of the former owner’s death; or
•	over the lifetime of the new owner, if a natural person, with payments beginning within one year of the former owner’s death; or
•

over a period that does not exceed the life expectancy (as defined by the Code and regulations adopted under the Code) of the new owner, if a natural person, with payments beginning within one year of the former owner’s death.

To determine payments, we may use the “account-based” method under which we recalculate the amount of the payment each year by dividing the remaining unpaid proceeds by the beneficiary’s current life expectancy, with payments beginning with one year of the deceased owner’s death.

Death of Annuitant. Due proof of death of the annuitant is proof that the annuitant died prior to the commencement of annuity payments. Upon receipt of this proof and an election of a method of settlement and return of the Contract, the death benefit generally will be paid within seven days, or as soon thereafter as we have sufficient information about the beneficiary(ies) to make the payment. The beneficiary may receive the amount payable in a lump sum cash benefit, or, subject to any limitation under any state or federal law, rule, or regulation, under one of the annuity payment options unless a settlement agreement is effective at an owner’s death preventing such election.

If the annuitant who is not an owner dies during the accumulation period and an owner is a natural person other than the annuitant, the owner will automatically become the annuitant and this Contract will continue. In the event of joint owners, the younger joint owner will automatically become the new annuitant and this Contract will continue. If the annuitant dies during the accumulation period and an owner is either (1) the same individual as the annuitant; or (2) other than a natural person, then the death benefit proceeds are payable to the beneficiary in a lump sum distribution.

Assuming no joint owners, if the annuitant who is an owner dies before the maturity date, and the sole beneficiary is not the deceased annuitant’s spouse who elects to continue the Contract, (1) the death benefit must be distributed within five years of the date of the annuitant/deceased owner’s death, (2) payments must begin no later than one year after the annuitant/deceased owner’s death and must be made (i) for the beneficiary’s lifetime or (ii) for a period certain (so long as any certain period does not exceed the beneficiary’s life expectancy). Payments may be made in accordance with the “account-based” method under which we recalculate the amount of the payment each year by dividing the remaining unpaid proceeds by the beneficiary’s current life expectancy, with payments beginning within one year of the deceased owner’s death. Death benefit proceeds which are not paid to or for the benefit of a natural person must be distributed within five years of the date of the annuitant/deceased owner’s death. If the sole beneficiary is the annuitant/deceased owner’s surviving spouse, such spouse may elect to continue the Contract as the new annuitant and owner instead of receiving the death benefit. (See Tax Information in the prospectus.) We will increase the annuity value as of the death report day to equal the death benefit proceeds as of the death report day.

If a beneficiary or joint owner elects to receive the death benefit proceeds under the alternate payment option (1) or (2)(ii) above, then we will: (a) allow partial surrenders and transfers among the subaccounts and the fixed account; (b) deduct the transfer fee from each transfer after the first 12 transfers during the Contract year; (c) deduct the annual Contract charge each Contract year; and (d) not permit payment of the death benefit proceeds under the annuity provisions of the Contract upon complete distribution.

The beneficiary may name a new beneficiary for payment of the death benefit proceeds during the distribution period. If the beneficiary dies during the distribution period, we will pay the remaining value of the Contract first to the new beneficiary. If no new beneficiary is named, such payment will be made to the contingent beneficiary if named by the owner. If no new beneficiary or contingent beneficiary is named, such payment will be made to the beneficiary’s estate.

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If there are joint owners, the annuitant is not an owner, and the one joint owner dies prior to the maturity date, the surviving joint owner as sole owner may surrender the Contract at any time for the Contract’s cash value.

Beneficiary. The beneficiary designation in the application will remain in effect until changed. An owner may change the designated beneficiary(ies) during the annuitant’s lifetime by sending written notice to us at our administrative and service office. A beneficiary’s consent to such change is not required unless the beneficiary was irrevocably designated or law requires consent. (If an irrevocable beneficiary dies, an owner may then designate a new beneficiary.) The change will take effect as of the date an owner signs the written notice. We will not be liable for any payment made before the written notice is received at our administrative and service office. Unless we receive written notice from an owner to the contrary, no beneficiary may assign any payments under the Contract before such payments are due. To the extent permitted by law, no payments under the Contract will be subject to the claims of any beneficiary’s creditors.

Assignment

During the annuitant’s lifetime and prior to the maturity date (subject to any irrevocable beneficiary’s rights) the owner may assign any rights or benefits provided by a nonqualified Contract. The assignment of a Contract will be treated as a distribution of the annuity value for federal tax purposes. Any assignment must be made in writing and accepted by us. An assignment will be effective as of the date the request is received at our administrative and service office and is accepted by us. We assume no liability for any payments made or actions taken before a change is accepted and shall not be responsible for the validity or effect of any assignment.

With regard to qualified Contracts, any assignment may be subject to restrictions, penalties, taxation as a distribution, or even prohibition under the Code, and must be permitted under the terms of the underlying retirement plan.

Proof of Age, Gender and Survival

We may require proper proof of age and gender of any annuitant or joint annuitant prior to making the first annuity payment. Prior to making any payment, we may require proper proof that the annuitant or joint annuitant is alive and legally qualified to receive such payment. If required by law to ignore differences in gender of any payee, annuity payments will be determined using unisex rates.

Non-Participating

The Contract will not share in Western Reserve’s surplus earnings; no dividends will be paid.

Employee and Agent Purchases

The Contract may be acquired by an employee or registered representative of any broker/dealer authorized to sell the Contract or by their spouse or minor children, or by an officer, director, trustee or bona fide full-time employee of Western Reserve or its affiliated companies or their spouse or minor children. In such a case, we may credit an amount equal to a percentage of each premium payment to the Contract due to lower acquisition costs we experience on those purchases. We may offer, in our discretion, certain employer sponsored savings plans, reduced or waived fees and charges including, but not limited to, the surrender charge and the annual Contract charge, for certain sales under circumstances which may result in savings of certain costs and expenses. In addition, there may be other circumstances of which we are not presently aware which could result in reduced sales or distribution expenses. Credits to the Contract or reductions in these fees and charges will not be unfairly discriminatory against any owner.

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INVESTMENT EXPERIENCE

Accumulation Units

Allocations of a premium payment directed to a subaccount are credited in the form of accumulation units. Each subaccount has a distinct accumulation unit value. The number of units credited is determined by dividing the premium payment or amount transferred to the subaccount by the accumulation unit value of the subaccount as of the end of the valuation period during which the allocation is made. For each subaccount, the accumulation unit value for a given business day is based on the net asset value of a share of the corresponding portfolio of a fund less any applicable charges or fees.

Upon allocation to the selected subaccount of the separate account, premium payments are converted into accumulation units of the subaccount. The number of accumulation units to be credited is determined by dividing the dollar amount allocated to each subaccount by the value of an accumulation unit for that subaccount as next determined after the premium payment is received at the administrative and service office or, in the case of the initial premium payment, when the enrollment form is completed, whichever is later. The value of an accumulation unit for each subaccount was arbitrarily established at the inception of each subaccount. Thereafter, the value of an accumulation unit is determined as of the close of trading on each day the New York Stock Exchange is open for business.

An index (the “net investment factor”) which measures the investment performance of a subaccount during a valuation period is used to determine the value of an accumulation unit for the next subsequent valuation period. The net investment factor may be greater or less than or equal to one; therefore, the value of an accumulation unit may increase, decrease, or remain the same from one valuation period to the next. You bear this investment risk. The net investment performance of a subaccount and deduction of certain charges affect the accumulation unit value.

The net investment factor for any subaccount for any valuation period is determined by dividing (a) by (b) and subtracting (c) from the result, where:

(a)	is the net result of:
(1)	the net asset value per share of the shares held in the subaccount determined at the end of the current valuation period, plus
(2)	the per share amount of any dividend or capital gain distribution made with respect to the shares held in the subaccount if the ex-dividend date occurs during the current valuation period, plus or minus
(3)	a per share credit or charge for any taxes determined by WRL to have resulted during the valuation period from the investment operations of the subaccount;
(b)	is the net asset value per share of the shares held in the subaccount determined as of the end of the immediately preceding valuation period; and
(c)	is an amount representing the separate account charge and any optional benefit fees, if applicable.

Illustration of Separate Account Accumulation Unit Value Calculations

Formula and Illustration for Determining the Net Investment Factor

Net Investment Factor =	(A + B - C) -E
D

Where:
A =	The net asset value of an underlying fund portfolio share as of the end of the current valuation period.
Assume A = $11.57

B =	The per share amount of any dividend or capital gains distribution since the end of the immediately preceding valuation period.
Assume B = 0

C =	The per share charge or credit for any taxes reserved for at the end of the current valuation period.
Assume C = 0

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D =	The net asset value of an underlying fund portfolio share at the end of the immediately preceding valuation period.
Assume D = $11.40
E =	The daily deduction for the mortality and expense risk fee and the administrative charge, and any optional benefit fees. Assume E totals 1.65% on an annual basis; on a daily basis, this equals .000044838.

Then, the net investment factor =	($11.57 + 0 - 0)	- .000044838 = Z = 1.014867443
($11.40)

Formula and Illustration for Determining Accumulation Unit Value

Accumulation Unit Value = A * B

Where:
A =	The accumulation unit value for the immediately preceding valuation period.
Assume = $X

B =	The net investment factor for the current valuation period.
Assume = Y

Then, the accumulation unit value = $X * Y = $Z

Annuity Unit Value and Annuity Payment Rates

The amount of variable annuity payments will vary with annuity unit values. Annuity unit values rise if the net investment performance of the subaccount (that is, the portfolio performance minus subaccount fees and charges including the separate account annuitization charge that will equal an annual rate of 1.40%) exceeds the assumed interest rate of 5% annually. Conversely, annuity unit values fall if the net investment performance of the subaccount is less than the assumed rate. The value of a variable annuity unit in each subaccount was established at $10.00 on the date operations began for that subaccount. The value of a variable annuity unit on any subsequent business day is equal to (a) multiplied by (b) multiplied by (c), where:

(a)	is the variable annuity unit value for that subaccount on the immediately preceding business day;
(b)	is the net investment factor for that subaccount for the valuation period; and
(c)	is the assumed investment return adjustment factor for the valuation period.

The assumed investment return adjustment factor for the valuation period is the product of discount factors of .99986634 per day to recognize the 5% effective annual assumed investment return. The valuation period is the period from the close of the immediately preceding business day to the close of the current business day.

The net investment factor for the Contract used to calculate the value of a variable annuity unit in each subaccount for the valuation period is determined by dividing (i) by (ii) and subtracting (iii) from the result, where:

(i)	is the result of:
(1)	the net asset value of a portfolio share held in that subaccount determined at the end of the current valuation period; plus
(2)	the per share amount of any dividend or capital gain distributions made by the portfolio for shares held in that subaccount if the ex-dividend date occurs during the valuation period; plus or minus
(3)	a per share charge or credit for any taxes reserved for which we determine to have resulted from the investment operations of the subaccount.
(ii)	is the net asset value of a portfolio share held in that subaccount determined as of the end of the immediately preceding valuation period.
(iii)	is a factor representing the separate account annuitization charge. This factor is equal, on an annual basis, to 1.40% of the daily net asset value of a portfolio share held in that subaccount.

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The dollar amount of subsequent variable annuity payments will depend upon changes in applicable annuity unit values.

The annuity payment rates generally vary according to the annuity option elected and the gender and adjusted age of the annuitant at the maturity date. See Annuity Payment Options – Determination of the First Variable and Fixed Payment which contains a table for determining the adjusted age of the annuitant.

Illustration of Calculations for Annuity Unit Value

and Variable Annuity Payments

Formula and Illustration for Determining Annuity Unit Value

Annuity unit value = ABC

Where:	A =	Annuity unit value for the immediately preceding valuation period. Assume	= $X

	B =	Net investment factor for the valuation period for which the annuity unit value is being calculated. Assume	= Y

	C =	A factor to neutralize the assumed interest rate of 5% built into the annuity tables used. Assume	= Z

Then, the annuity unit value is:         $ XYZ = $Q

Formula and Illustration for Determining Amount of

First Monthly Variable Annuity Payment

First monthly variable annuity payment =	AB
$1,000

Where:	A =	The annuity value as of the maturity date. Assume	= $X

	B =	The annuity purchase rate per $1,000 based upon the option selected, the gender and adjusted age of the annuitant according to the tables contained in the Contract. Assume	= $Y

Then, the first monthly variable annuity payment =	$XY = $Z
1,000

Formula and Illustration for Determining the Number of Annuity Units

Represented by Each Monthly Variable Annuity Payment

Number of annuity units =	A
B

Where:	A =	The dollar amount of the first monthly variable annuity payment. Assume	= $X

	B =	The annuity unit value for the valuation date on which the first monthly payment is due. Assume	= $Y

Then, the number of annuity units =	$X = Z
$Y

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HISTORICAL PERFORMANCE DATA

Money Market Yields

Yield – The yield quotation set forth in the prospectus for the TA AEGON Money Market subaccount is for the seven days ended on the date of the most recent balance sheet of the separate account included in the registration statement, and is computed by determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing account having a balance of one unit in the TA AEGON Money Market subaccount at the beginning of the period, subtracting a hypothetical charge reflecting deductions from owner accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7) with the resulting figure carried to at least the nearest hundredth of one percent.

Effective Yield – The effective yield quotation for the TA AEGON Money Market subaccount set forth in the prospectus is for the seven days ended on the date of the most recent balance sheet of the separate account included in the registration statement. The effective yield is computed by determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing subaccount having a balance of one unit in the Transamerica Money Market VP subaccount at the beginning of the period. A hypothetical charge, reflecting deductions from owner accounts, is subtracted from the balance. The difference is divided by the value of the subaccount at the beginning of the base period to obtain the base period return, which is then compounded by adding 1. Next, the sum is raised to a power equal to 365 divided by 7, and 1 is subtracted from the result. The following formula describes the computation:

EFFECTIVE YIELD = ({BASE PERIOD RETURN + 1} 365/7) – 1

The effective yield is shown at least to the nearest hundredth of one percent.

Hypothetical Charge – For purposes of the yield and effective yield computations, the hypothetical charge reflects all fees and charges that are charged to all owner accounts in proportion to the length of the base period, including the annual Contract charge. The yield and effective yield quotations do not reflect any deduction for premium taxes or transfer charges that may be applicable to a particular Contract, nor do they reflect the surrender charge that may be assessed at the time of surrender in an amount ranging up to 7% of the requested amount. The specific surrender charge percentage applicable to a particular surrender depends on the length of time premium payments have been held under the Contract and whether surrenders have been made previously during that Contract year. (See Section 5. Expenses—Surrender Charge of the prospectus.) No fees or sales charges are assessed upon annuitization under the Contracts, except premium taxes. Realized gains and losses from the sale of securities, and unrealized appreciation and depreciation of assets held by the Transamerica Money Market VP subaccount and the funds are excluded from the calculation of yield. The calculation of yield (which is based on the performance of the Initial Class of shares for the Transamerica Money Market VP of the Transamerica Series Trust that were held by the subaccount) has been adjusted to reflect the deduction of the 12b-1 fee for the Service Class shares of that portfolio.

The yield on amounts held in the TA AEGON Money Market subaccount normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The TA AEGON Money Market subaccount actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Transamerica AEGON Money Market VP, the types and quality of portfolio securities held by the Transamerica AEGON Money Market VP and its operating expenses. Because of the charges and deductions imposed under a Contract, the yield for the TA AEGON Money Market Subaccount will be lower than the yield for the corresponding money market portfolio.

Total Returns

The total return quotations set forth in the prospectus for all subaccounts, except the TA AEGON Money Market subaccount, holding assets for the Contracts during the accumulation period are average annual total return quotations for the one, five, and ten-year periods (or, if a subaccount has been in existence for a period of less than one, five or ten years, for such lesser period) ended on the date of the most recent balance sheet of the separate account, and for the period from the date any subaccount investing in an underlying portfolio commenced

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operations until the aforesaid date. The quotations are computed by determining the average annual compounded rates of return over the relevant periods that would equal the initial amount invested to the ending redeemable value, adjusted to reflect current subaccount charges, according to the following formula:

P(1 + T)n = ERV

Where:	P	=	a hypothetical initial payment of $1,000
	T	=	average annual total return
	n	=	number of years
	ERV	=	ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period.

For purposes of the total return quotations for all of the subaccounts, except the TA AEGON Money Market subaccount, the calculations take into account all current fees that are charged under the Contract to all owner accounts during the accumulation period except the charge for the optional Additional Earnings Rider. Such fees include the mortality and expense risk charge, the administrative charge and the annual Contract charge (The calculations may also reflect the mortality and expense risk charge for the compounding minimum death benefit rider or annual step-up death benefit rider). The calculations also assume a complete surrender as of the end of the particular period; therefore, the surrender charge is deducted. The calculations do not reflect any deduction for premium taxes or any transfer charge that may be applicable to a particular Contract. In addition, the standardized average annual total returns of the WRL subaccounts reflect the performance of the Initial Class of shares for each underlying portfolios for the period from the Subaccount Inception Date to December 31, 2009, adjusted to deduct the 12b-1 fee for the Service Class shares of 0.25%.

Other Performance Data

We may present the total return data stated in the prospectus on a non-standardized basis. This means that the data will not be reduced by the surrender charge under the Contract and that the data may be presented for different time periods and for different premium payment amounts. Non-standardized performance data will only be disclosed if standardized performance data for the required periods is also disclosed.

We may also disclose cumulative total returns and average annual compound rates of return (T) for the subaccounts based on the inception date of the subaccounts investing in the underlying portfolios. We calculate cumulative total returns according to the following formula:

(1 + T)n - 1

Where:                              T and n are the same values as above

In addition, we may present historic performance data for the portfolios since their inception reduced by some or all of the fees and charges under the Contract. Such adjusted historic performance includes data that precedes the inception dates of the subaccounts. This data is designed to show the performance that would have resulted if the Contract had been in existence during that time.

For instance, we may disclose average annual total returns for the portfolios reduced by some or all fees and charges under the Contract, as if the Contract had been in existence. Such fees and charges include the mortality and expense risk charge, the administrative charge, and the annual Contract charge. Such data may or may not assume a complete surrender of the Contract at the end of the period. The charge for the optional Additional Earnings Rider will not be deducted.

Advertising and Sales Literature

From time to time we may refer to the diversifying process of asset allocation based on the Modern Portfolio Theory developed by Nobel Prize winning economist Harry Markowitz. The basic assumptions of Modern Portfolio Theory are: (1) the selection of individual investments has little impact on portfolio performance, (2) market timing strategies seldom work, (3) markets are efficient, and (4) portfolio selection should be made among asset classes. Modern Portfolio Theory allows an investor to determine an efficient portfolio selection that may provide a higher return with the same risk or the same return with lower risk.

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When presenting the asset allocation process we may outline the process of personal and investment risk analysis including determining individual risk tolerances and a discussion of the different types of investment risk. We may classify investors into four categories based on their risk tolerance and will quote various industry experts on which types of investments are best suited to each of the four risk categories. The industry experts quoted may include Ibbotson Associates, CDA Investment Technologies, Lipper Analytical Services and any other expert which has been deemed by us to be appropriate. We may also provide an historical overview of the performance of a variety of investment market indices, the performance of these indices over time, and the performance of different asset classes, such as stocks, bonds, cash equivalents, etc. We may also discuss investment volatility including the range of returns for different asset classes and over different time horizons, and the correlation between the returns of different asset classes. We may also discuss the basis of portfolio optimization including the required inputs and the construction of efficient portfolios using sophisticated computer-based techniques. Finally, we may describe various investment strategies and methods of implementation, the periodic rebalancing of diversified portfolios, the use of dollar cost averaging techniques, a comparison of the tax impact of premium payments made on a “before tax” basis through a tax-qualified plan with those made on an “after tax” basis outside of a tax-qualified plan, and a comparison of tax-deferred versus non tax-deferred accumulation of premium payments.

As described in the prospectus, in general, an owner is not taxed on increases in value under a Contract until a distribution is made under the Contract. As a result, the Contract will benefit from tax deferral during the accumulation period, as the annuity value may grow more rapidly than under a comparable investment where certain increases in value are taxed on a current basis. From time to time, we may use narrative, numerical or graphic examples to show hypothetical benefits of tax deferral in advertising and sales literature.

PUBLISHED RATINGS

Western Reserve may from time to time publish in advertisements, sales literature and reports to owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company, Standard & Poor’s Insurance Ratings Services, Moody’s Investors Service, Inc. and Fitch Ratings. These ratings are opinions of an operating insurance company’s financial strength and capacity to meet its obligations to Contract owners. These ratings do not apply to the separate account, its subaccounts, the funds or their portfolios, or to their performance.

ADMINISTRATION

Western Reserve performs administrative services for the Contracts. These services include issuance of the Contracts, maintenance of records concerning the Contracts, and certain valuation services.

RECORDS AND REPORTS

All records and accounts relating to the separate account will be maintained by Western Reserve. As presently required by the 1940 Act and regulations promulgated thereunder, Western Reserve will mail to all Contract owners at their last known address of record, at least annually, reports containing such information as may be required under the 1940 Act or by any other applicable law or regulation. Contract owners will also receive confirmation of each financial transaction including: premium payments, transfers, partial surrenders, and a complete surrender, and any other reports required by law or regulation.

DISTRIBUTION OF THE CONTRACTS

We currently offer the Contracts on a continuous basis. We anticipate continuing to offer the Contracts, but reserve the right to discontinue the offering.

TCI serves as principal underwriter for the Contracts. TCI’s home office is located at 4600 S. Syracuse St. Suite 1100 Denver, Colorado 80237-2719. TCI is an affiliate of Western Reserve and, like Western Reserve, is an indirect, wholly owned subsidiary of AEGON USA. TCI is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of FINRA. TCI is not a member of the Securities Investor Protection Corporation.

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The Contracts are offered to the public through sales representatives of broker-dealers (“selling firms”) that have entered into selling agreements with us and with TCI. Sales representatives with these selling firms are appointed as our insurance agents.

During fiscal years 2012, 2011 and 2010, $7,685,508, $7,367,917 and $7,687,586, respectively, were paid to TCI. TCI passed through commissions it received to selling firms for their sales and did not retain any portion of them. We and our affiliates provide paid-in capital to TCI and pay for TCI’s operating and other expenses, including overhead, legal and accounting fees.

We and/or TCI or ISI may pay certain selling firms additional cash amounts for: (1) “preferred product” treatment of the Contracts in their marketing programs, which may include marketing services and increased access to their sales representatives; (2) sales promotions relating to the Contracts; (3) costs associated with sales conferences and educational seminars for their sales representatives; and (4) other sales expenses of the selling firms. We and/or TCI may make bonus payments to certain selling firms based on aggregate sales or persistency standards. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.

OTHER PRODUCTS

Western Reserve makes other variable annuity contracts available that may also be funded through the separate account. These variable annuity contracts may have different features, such as different investment choices or charges.

CUSTODY OF ASSETS

WRL holds assets of each of the subaccounts. The assets of each of the subaccounts are segregated and held separate and apart from the assets of the other subaccounts and from WRL’s general account assets. WRL maintains records of all purchases and redemptions of shares of the underlying fund portfolios held by each of the subaccounts. Additional protection for the assets of the separate account is afforded by WRL’s fidelity bond, presently in the amount of $5,000,000, covering the acts of officers and employees of WRL.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of the Separate Account at December 31, 2012 and for the periods disclosed in the financial statements, and the statutory-basis financial statements and schedules of Western Reserve at December 31, 2012 and 2011, and for each of the three years in the period ended December 31, 2012, appearing herein, have been audited by Ernst & Young LLP, 801 Grand Avenue, Suite 3000, Des Moines, Iowa 50309, Independent Registered Public Accounting Firm, as set forth in their respective reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

OTHER INFORMATION

A Registration Statement has been filed with the SEC, under the Securities Act of 1933 as amended, with respect to the Contracts discussed in this SAI. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in the prospectus or this SAI. Statements contained in the prospectus and this SAI concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC.

FINANCIAL STATEMENTS

The values of an owner’s interest in the separate account will be affected solely by the investment results of the selected subaccount(s). Western Reserve’s financial statements, which are included in this SAI, should be considered only as bearing on our ability to meet our obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the separate account.

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Financial statements for Western Reserve as of December 31, 2012 and 2011 and for each of the three years in the period ended December 31, 2012 have been prepared on the basis of statutory accounting principles, rather than accounting principles generally accepted in the United States.

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APPENDIX A

GUARANTEED MINIMUM INCOME BENEFIT RIDER – HYPOTHETICAL ILLUSTRATIONS

(NO LONGER AVAILABLE)

This discussion assumes the rider is included in the Contract.

Illustrations of Guaranteed Minimum Monthly Payments. Under a variable annuity payment option, the amounts shown below are hypothetical guaranteed minimum monthly payment amounts under the rider for a $100,000 premium when annuity payments do not begin until the rider anniversary indicated in the left-hand column. These figures assume that there were no subsequent premium payments, loans or partial surrenders, that there were no premium taxes and that the $100,000 premium is annuitized under the rider. Six different annuity payment options are illustrated: a male annuitant, a female annuitant and a joint and survivor annuity, each on a life only and a life with 10-year certain basis. These hypothetical illustrations assume that the annuitant is (or both annuitants are) 60 years old when the Contract is issued, that the annual growth rate is 6% (once established, an annual growth rate will not change during the life of the rider), and that there was no upgrade of the minimum annuitization value. The figures below are based on an assumed investment return of 3%. Subsequent payments will never be less than the amount of the first payment (although subsequent payments will be calculated using a 5% assumed investment return and a 1.10% guaranteed minimum payment fee plus the 1.40% separate account annuitization charge, provided no upgrade in minimum annuitization value has occurred).

Illustrations of guaranteed minimum monthly payments based on other assumptions will be provided upon request.

Rider Anniversary at Exercise Date	Male		Female		Joint & Survivor
	Life Only	Life 10	Life Only	Life 10	Life Only	Life 10
10 (age 70)	$1,112	$1,049	$1,035	$999	$876	$870
15	1,787	1,605	1,663	1,545	1,366	1,349
20 (age 80)	2,960	2,440	2,777	2,392	2,200	2,116

Life Only = Life Annuity with No Period Certain         Life 10 = Life Annuity with 10 Years Certain

These hypothetical illustrations should not be deemed representative of past or future performance of any underlying variable investment option.

Partial surrenders will affect the minimum annuitization value as follows: Each rider year, partial surrenders up to the limit of the minimum annuitization value on the last rider anniversary multiplied by the annual growth rate reduce the minimum annuitization value on a dollar-for-dollar basis. Partial surrenders over this limit will reduce the minimum annuitization value by an amount equal to the excess partial surrender amount multiplied by the ratio of the minimum annuitization value immediately prior to the excess partial surrender to the annuity value immediately prior to the excess partial surrender.

The amount of the first payment provided by the rider will be determined by multiplying each $1,000 of minimum annuitization value by the applicable annuity factor shown on Schedule I of the rider. The applicable annuity factor depends upon the annuitant’s (and joint annuitant’s, if any) gender (or without regard to gender if required by law), age, and the rider payment option selected and is based on a guaranteed interest rate of 3% and the “Annuity 2000” mortality table improved to the year 2005 with projection Scale G. Subsequent payments will be calculated as described in the rider using a 5% assumed investment return. Subsequent payments may fluctuate annually in accordance with the investment performance of the subaccounts. However, subsequent payments are guaranteed to never be less than the initial payment.

The scheduled payment on each subsequent rider anniversary after annuitization using the rider will equal the greater of the initial payment or the payment supportable by the annuity units in the selected subaccounts. The supportable payment is equal to the number of variable annuity units in the selected subaccounts multiplied by the variable annuity unit values in those subaccounts on the date the payment is made. The variable annuity unit values used to calculate the supportable payment will assume a 5% assumed investment return. If the supportable payment

20

at any payment date during a rider year is greater than the scheduled payment for that Contract year, the excess will be used to purchase additional annuity units. Conversely, if the supportable payment at any payment date during a rider year is less than the scheduled payment for that rider year, then there will be a reduction in the number of annuity units credited to the Contract to fund the deficiency. Purchases and reductions of annuity units will be allocated to each subaccount on a proportionate basis.

We bear the risk that we will need to make payments if all annuity units have been used in an attempt to maintain the scheduled payment at the initial payment level. In such an event, we will make all future payments equal to the initial payment. Once all the annuity units have been used, the amount of your payment will not increase or decrease and will not depend upon the performance of any subaccounts. To compensate us for this risk, the guaranteed minimum payment fee, mortality and expense risk and administrative charges will be deducted.

Illustrations of Annuity Payment Values Between the Contract and the Guaranteed Minimum Income Benefit Rider. The following graphs have been prepared to show how different rates of return affect your variable annuity payments over time when you can annuitize under the Contract or the Guaranteed Minimum Income Benefit Rider. The graphs incorporate hypothetical rates of return and we do not guarantee that you will earn these returns for any one year or any sustained period of time. The graphs are for illustrative purposes only and do not represent past or future investment returns.

Your variable annuity payment may be more or less than the income shown if the actual returns of the subaccounts are different from those illustrated. Since it is very likely that your investment returns will fluctuate over time, you can expect that the amount of your annuity payment will also fluctuate. The total amount of annuity payments ultimately received will , in addition to the investment performance of the subaccounts, also depend on how long you live and whether you choose to annuitize under the rider.

Another factor that determines the amount of your variable annuity payment is the assumed investment return (“AIR”). Annuity payments will increase from one variable annuity payment calculation date to the next if the performance of the portfolios underlying the subaccounts, net of all charges, is greater than the AIR and will decrease if the performance of the portfolios underlying the subaccounts, net of all charges, is less than the AIR. If you annuitize under the rider, we guarantee that each subsequent payment will equal to or greater than your initial payment.

The Hypothetical Illustration based on 10% Gross Rate graph below illustrates differences in monthly variable annuity payments assuming a 10% investment return between annuitizing under the Contract and the rider.

•

The graph for the Contract assumes an annuity value (“AV”) of $150,000; the entire annuity value was allocated to variable annuity payments; the AIR is 5%; the payment option is Single Life Annuity with 10 Year Certain; a 70-year-old male, and separate account charges of 1.40%. This results in the receipt of an initial annuity payment in the amount of $1,060.50.

•

The graph for the rider assumes a Minimum Annuitization Value (“MAV”) of $180,000, the entire MAV was allocated to variable annuity payments, the AIRs are 3% for the initial payment and 5% for all subsequent payments; the payment option is Single Life Annuity with 10 Year Certain; a 70-year old male, and separate account charges of 2.50%. This results in the receipt of an initial annuity payment in the amount of $1,054.80.

•	The graph illustrates gross of 10.00% (net returns after expenses and after AIR deduction are 3.60% for the Contract and 2.50% for the rider).

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Monthly Payments Assuming 10% Gross Return Net of Portfolio Expenses*
Monthly Payment at the Beginning of Contract Year	Annuitization under Contract (AV=$150,000)	Annuitization under Rider (MAV=$180,000)
1	$1,060.50	$1,054.80
2	$1,098.68	$1,082.32
3	$1,138.23	$1,110.68
4	$1,179.21	$1,139.80
5	$1,221.66	$1,169.72
6	$1,265.64	$1,200.45
7	$1,311.20	$1,232.03
8	$1,358.40	$1,264.48
9	$1,407.31	$1,297.81
10	$1,457.97	$1,332.07
11	$1,510.46	$1,367.27
12	$1,564.83	$1,403.44
13	$1,621.17	$1,440.61
14	$1,679.53	$1,478.80
15	$1,739.99	$1,518.05
16	$1,802.63	$1,558.37
17	$1,867.53	$1,599.81
18	$1,934.76	$1,642.39
19	$2,004.41	$1,686.13
20	$2,076.57	$1,731.07
* The corresponding net returns are 3.60% and 2.50%.

22

Monthly Payments Assuming 0% Gross Return Net of Portfolio Expenses*
Monthly Payment at the Beginning of Contract Year	Annuitization under Contract (AV=$150,000)	Annuitization under Rider (MAV=$180,000)
1	$1,060.50	$1,054.80
2	$992.63	$1,054.80
3	$929.10	$1,054.80
4	$869.64	$1,054.80
5	$813.98	$1,054.80
6	$761.89	$1,054.80
7	$713.13	$1,054.80
8	$667.49	$1,054.80
9	$624.77	$1,054.80
10	$584.78	$1,054.80
11	$547.36	$1,054.80
12	$512.32	$1,054.80
13	$479.54	$1,054.80
14	$448.85	$1,054.80
15	$420.12	$1,054.80
16	$393.23	$1,054.80
17	$368.06	$1,054.80
18	$344.51	$1,054.80
19	$322.46	$1,054.80
20	$301.82	$1,054.80
* The corresponding net returns are - 6.40% and - 7.50%.

The Hypothetical Illustration based on 0% Gross Rate graph above illustrates differences in monthly variable annuity payments assuming 0% investment return between selecting annuitization under the Contract and rider. The assumptions are the same as the above except the 0% gross rate. The graph illustrates gross returns of 0.00% (net returns after expenses and after the AIR deduction) are –6.4% for the Contract and –7.5% for the rider.

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The annuity payment amounts shown reflect the deduction of all fees and expenses. Actual fees and expenses under the Contract and the rider may be higher or lower, will vary from year to year, and will depend on how you allocate among the subaccounts. The separate account charge is assumed to be at an annual rate of 1.40% of average daily net assets for the Contract, which increases to 2.50% of the average daily net assets if you annuitize under one of the rider variable payment options.

Upon request, we will furnish you with a customized illustration based on your individual circumstances and choice of annuity options.

24

FINANCIAL STATEMENTS AND SCHEDULES—STATUTORY BASIS

Western Reserve Life Assurance Co. of Ohio

Years Ended December 31, 2012, 2011 and 2010

Western Reserve Life Assurance Co. of Ohio

Financial Statements and Schedules—Statutory Basis

Years Ended December 31, 2012, 2011 and 2010

Report of Independent Registered Public Accounting Firm

The Board of Directors

Western Reserve Life Assurance Company of Ohio

We have audited the accompanying statutory-basis balance sheets of Western Reserve Life Assurance Company of Ohio (the Company) as of December 31, 2012 and 2011, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2012. Our audits also included the statutory-basis financial statement schedules required by Regulation S-X, Article 7. These financial statements and schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles are described in Note 1. The effects on the accompanying financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the statutory-basis financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of Western Reserve Life Assurance Company of Ohio at December 31, 2012 and 2011, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2012.

1

However, in our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the financial position of Western Reserve Assurance Company of Ohio at December 31, 2012 and 2011, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2012, in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 1 to the financial statements, in response to new accounting standards in 2012, the Company changed its method of accounting for deferred income taxes.

/s/ Ernst & Young LLP

April 10, 2013

2

Western Reserve Life Assurance Co. of Ohio

Balance Sheets—Statutory Basis

(Dollars in Thousands, Except per Share Amounts)

	December 31
	2012	2011
Admitted assets
Cash and invested assets:
Bonds	$1,116,229	$888,551
Common stocks:
Affiliated entities (cost: 2012—$22,921; 2011—$22,494)	31,844	30,479
Unaffiliated (cost: 2012—$117)	117	—
Mortgage loans on real estate	50,714	49,646
Home office properties	35,209	36,015
Cash, cash equivalents and short-term investments	184,234	170,354
Policy loans	411,101	406,037
Securities lending reinvested collateral assets	84,899	89,624
Receivable for securities	—	5,216
Other invested assets	3,293	3,474

Total cash and invested assets	1,917,640	1,679,396
Net deferred income tax asset	103,071	124,543
Premiums deferred and uncollected	2,735	3,061
Reinsurance receivable	3,358	1,851
Federal income tax recoverable	—	1,339
Receivable from parent, subsidiaries and affiliates	—	2,067
Investment income due and accrued	14,224	11,823
Cash surrender value of life insurance policies	75,295	73,446
Other admitted assets	7,263	7,533
Separate account assets	6,477,241	6,518,084

Total admitted assets	$8,600,827	$8,423,143

3

	December 31
	2012	2011
Liabilities and capital and surplus
Liabilities:
Aggregate reserves for policies and contracts:
Life	$1,300,741	$1,206,449
Annuity	481,279	540,352
Accident and health	963	518
Life policy and contract claim reserves	26,339	29,314
Liability for deposit-type contracts	14,647	13,018
Other policyholders’ funds	41	39
Interest maintenance reserve	28,678	26,504
Remittances and items not allocated	9,670	4,760
Federal income taxes payable	8,738	—
Transfers from separate accounts due or accrued	(285,883)	(378,460)
Asset valuation reserve	12,039	8,838
Reinsurance in unauthorized companies	265	265
Funds held under coinsurance and other reinsurance treaties	54,464	33,629
Payable to parent, subsidiaries and affiliates	15,332	26,732
Unearned investment income	9,509	9,858
Payable for securities lending	84,899	89,624
Other liabilities	42,630	18,421
Separate account liabilities	6,477,241	6,518,084

Total liabilities	8,281,592	8,147,945
Capital and surplus:
Common stock, $1.00 par value, 3,000,000 shares authorized and 2,500,000 shares issued and outstanding	2,500	2,500
Aggregate write-ins for other than special surplus funds	—	67,503
Paid-in surplus	149,627	149,627
Unassigned surplus	167,108	55,568

Total capital and surplus	319,235	275,198

Total liabilities and capital and surplus	$8,600,827	$8,423,143

See accompanying notes.

4

Western Reserve Life Assurance Co. of Ohio

Statements of Operations—Statutory Basis

(Dollars in Thousands, Except per Share Amounts)

	Year Ended December 31
	2012	2011	2010
Revenues:
Premiums and other considerations, net of reinsurance:
Life	$469,503	$456,926	$484,508
Annuity	13,547	22,244	40,279
Accident and health	1,658	1,429	1,222
Net investment income	81,729	80,031	64,487
Amortization of interest maintenance reserve	1,516	1,326	669
Commissions and expense allowances on reinsurance ceded	(3,415)	(41,716)	108,259
Reserve adjustments on reinsurance ceded	(24,697)	(31,044)	(33,461)
Income from fees associated with investment management, administration and contract guarantees for separate accounts	300,860	312,161	319,607
Income earned on company owned life insurance	1,875	2,279	2,368
Income from administrative service agreement with affiliate	23,814	24,411	23,672
Other	(6,652)	(6,671)	(7,130)

	859,738	821,376	1,004,480
Benefits and expenses:
Benefits paid or provided for:
Life	70,668	64,792	84,881
Surrender benefits	423,203	418,362	651,416
Annuity benefits	21,114	25,824	25,525
Other benefits	3,781	3,367	2,755
Increase (decrease) in aggregate reserves for policies and contracts:
Life	94,292	66,540	31,958
Annuity	(59,074)	19,085	(87,376)
Accident and health	446	(42)	(251)

	554,430	597,928	708,908
Insurance expenses:
Commissions	160,309	138,136	124,707
General insurance expenses	74,017	84,132	93,770
Taxes, licenses and fees	17,898	14,478	18,467
Net transfers from separate accounts	(107,485)	(62,563)	(191,184)
Consideration on reinsurance recapture	—	29,300	—
Other expenses	11,984	10,077	12,725

	156,723	213,560	58,485

Total benefits and expenses	711,153	811,488	767,393

Gain from operations before dividends to policyholders, federal income tax expense and net realized capital losses on investments	148,585	9,888	237,087
Dividends to policyholders	22	24	25

Gain from operations before federal income tax expense and net realized capital losses on investments	148,563	9,864	237,062
Federal income tax expense	13,977	9,379	104,800

Gain from operations before net realized capital losses on investments	134,586	485	132,262
Net realized capital loss on investments (net of related federal income taxes and amounts tranferred to/from interest maintenance reserve)	(4,591)	(12,431)	(9,123)

Net income (loss)	$129,995	$(11,946)	$123,139

See accompanying notes.

5

Western Reserve Life Assurance Co. of Ohio

Statements of Changes in Capital and Surplus—Statutory Basis

(Dollars in Thousands)

	Common Stock	Aggregate Write-ins for Other than Special Surplus Funds	Paid-in Surplus	Unassigned Surplus	Total Capital and Surplus
Balance at January 1, 2010	$2,500	$46,066	$149,627	$164,953	$363,146
Net income	—	—	—	123,139	123,139
Change in net unrealized capital gains and losses, net of tax	—	—	—	783	783
Change in nonadmitted assets	—	—	—	(30,671)	(30,671)
Change in asset valuation reserve	—	—	—	(732)	(732)
Change in liability for reinsurance in unauthorized companies	—	—	—	15,762	15,762
Dividend to stockholder	—	—	—	(100,000)	(100,000)
Change in net deferred income tax asset	—	—	—	(10,050)	(10,050)
Surplus effect of reinsurance transaction	—	—	—	125,426	125,426
Increase in admitted deferred tax asset pursuant to SSAP No. 10R	—	24,461	—	—	24,461

Balance at December 31, 2010	2,500	70,527	149,627	288,610	511,264
Net loss	—	—	—	(11,946)	(11,946)
Change in net unrealized capital gains and losses, net of tax	—	—	—	(3,720)	(3,720)
Change in nonadmitted assets	—	—	—	(27,616)	(27,616)
Change in asset valuation reserve	—	—	—	378	378
Change in liability for reinsurance in unauthorized companies	—	—	—	(104)	(104)
Dividend to stockholder	—	—	—	(250,000)	(250,000)
Change in net deferred income tax asset	—	—	—	18,337	18,337
Surplus effect of reinsurance transaction	—	—	—	41,629	41,629
Change in admitted deferred tax asset pursuant to SSAP No. 10R	—	(3,024)	—	—	(3,024)

Balance at December 31, 2011	$2,500	$67,503	$149,627	$55,568	$275,198

See accompanying notes.

6

Western Reserve Life Assurance Co. of Ohio

Statements of Changes in Capital and Surplus—Statutory Basis (continued)

(Dollars in Thousands)

	Common Stock	Aggregate Write-ins for Other than Special Surplus Funds	Paid-in Surplus	Unassigned Surplus	Total Capital and Surplus
Balance at December 31, 2011	$2,500	$67,503	$149,627	$55,568	$275,198
Net income	—	—	—	129,995	129,995
Change in net unrealized capital gains and losses, net of tax	—	—	—	118	118
Change in nonadmitted assets	—	—	—	(9,919)	(9,919)
Change in asset valuation reserve	—	—	—	(3,201)	(3,201)
Dividend to stockholder	—	—	—	(27,000)	(27,000)
Change in net deferred income tax asset	—	—	—	(12,437)	(12,437)
Surplus effect of reinsurance transaction	—	—	—	(33,519)	(33,519)
Change in admitted deferred tax assets pursuant to SSAP No. 101	—	(67,503)	—	67,503	—

Balance at December 31, 2012	$2,500	$—	$149,627	$167,108	$319,235

See accompanying notes.

7

Western Reserve Life Assurance Co. of Ohio

Statements of Cash Flow—Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2012	2011	2010
Operating activities
Premiums collected, net of reinsurance	$485,063	$480,756	$526,163
Net investment income received	84,038	85,361	66,047
Miscellaneous income received	258,494	271,567	539,019
Benefit and loss related payments	(520,765)	(698,717)	(824,387)
Commissions, expenses paid and aggregate write-ins for deductions	(264,731)	(250,591)	(255,238)
Net transfers from separate accounts	200,378	371,180	355,103
Dividends paid to policyholders	(22)	(24)	(25)
Federal and foreign income taxes paid	(5,134)	(88,126)	(24,921)

Net cash provided by operating activities	237,321	171,406	381,761
Investing activities
Proceeds from investments sold, matured or repaid:
Bonds	337,040	263,103	355,114
Common stocks	2	120	—
Mortgage loans on real estate	9,355	6,267	99
Other invested assets	1	—	—
Securities lending reinvested collateral assets	4,729	104,301	—
Miscellaneous proceeds	5,275	6	232

Total investment proceeds	356,402	373,797	355,445
Costs of investments acquired:
Bonds	(562,044)	(212,793)	(514,695)
Common stocks	(1,143)	(597)	—
Mortgage loans on real estate	(10,800)	(43,694)	(8)
Real estate	(153)	66	(856)
Other invested assets	(502)	(845)	(603)
Securities lending reinvested collateral assets	—	—	(193,926)
Miscellaneous applications	(4,550)	(18,575)	(9,000)

Total cost of investments acquired	(579,192)	(276,438)	(719,088)
Net increase in policy loans	(5,064)	(14,526)	(12,828)

Net cost of investments acquired	(584,256)	(290,964)	(731,916)

Net cash (used in) provided by investing activities	(227,854)	82,833	(376,471)

8

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements—Statutory Basis (continued)

(Dollars in Thousands)

	Year Ended December 31
	2012	2011	2010
Financing and miscellaneous activities
Cash provided (applied):
Net deposits (withdrawals) on deposit-type contracts and other insurance liabilities	1,424	(2,510)	(314)
Borrowed funds	21,064	5,229	—
Dividends to stockholder	(27,000)	(250,000)	(100,000)
Funds held under reinsurance treaty with unauthorized reinsurers	20,836	18,404	10,311
Receivable from parent, subsidiaries and affiliates	2,067	10,767	5,322
Payable to parent, subsidiaries and affiliates	(11,400)	6,775	(2,560)
Payable for securities lending	(4,726)	(104,302)	193,926
Other cash provided (applied)	2,147	(10,387)	(18,986)

Net cash provided by (used in) financing and miscellaneous activities	4,412	(326,024)	87,699

Net increase (decrease) in cash, cash equivalents and short-term investments	13,880	(71,785)	92,989
Cash, cash equivalents and short-term investments:
Beginning of year	170,354	242,139	149,150

End of year	$184,234	$170,354	$242,139

See accompanying notes.

9

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements—Statutory Basis

(Dollars in Thousands)

December 31, 2012

1. Organization and Summary of Significant Accounting Policies

Organization

Western Reserve Life Assurance Co. of Ohio (the Company) is a stock life insurance company and is a wholly owned subsidiary of Aegon USA, LLC (Aegon). Aegon is an indirect, wholly owned subsidiary of Aegon N.V., a holding company organized under the laws of The Netherlands.

Nature of Business

The Company operates predominantly in the variable universal life and variable annuity areas of the life insurance business. The Company is licensed in 49 states, District of Columbia, Puerto Rico and Guam. Sales of the Company’s products are through financial planners, independent representatives, financial institutions and stockbrokers. The majority of the Company’s new life insurance, and a portion of new annuities, are written through an affiliated marketing organization.

Basis of Presentation

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance, which practices differ from accounting principles generally accepted in the United States (GAAP). The more significant variances from GAAP are:

10

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements—Statutory Basis (continued)

(Dollars in Thousands)

Investments: Investments in bonds and mandatory redeemable preferred stocks are reported at amortized cost or fair value based on their National Association of Insurance Commissioners (NAIC) rating; for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in earnings for those designated as trading and as a separate component of other comprehensive income (OCI) for those designated as available-for-sale. Fair value for GAAP is based on indexes, third party pricing services, brokers, external fund managers and internal models. For statutory reporting, the NAIC allows insurance companies to report the fair value determined by the Securities Valuation Office of the NAIC (SVO) or determine the fair value by using a permitted valuation method.

All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If the fair value of the mortgage-backed/asset-backed security is less than amortized cost, an entity shall assess whether the impairment is other-than-temporary. An other-than-temporary impairment is considered to have occurred if the fair value of the mortgage-backed/asset-backed security is less than its amortized cost basis and the entity intends to sell the security or the entity does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis. An other-than-temporary impairment is also considered to have occurred if the discounted estimated future cash flows are less than the amortized cost basis of the security.

If it is determined an other-than-temporary impairment has occurred as a result of the cash flow analysis, the security is written down to the discounted estimated future cash flows. If an other-than-temporary impairment has occurred due to intent to sell or lack of intent and ability to hold, the security is written down to fair value.

For GAAP, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If high credit quality securities are adjusted, the retrospective method is used. If it is determined that a decline in fair value is other-than-temporary and the entity intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis less any current period credit loss, the other-than-temporary impairment should be recognized in earnings equal to the entire difference between the amortized cost basis and its fair value at the impairment date. If the entity does not intend to sell the security and it is not more likely than not that the entity will be required to sell the security before recovery, the other-than-temporary impairment should be separated into a) the amount representing the credit loss, which is recognized in earnings, and b) the amount related to all other factors, which is recognized in OCI, net of applicable taxes.

11

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements—Statutory Basis (continued)

(Dollars in Thousands)

Derivative instruments used in hedging transactions that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. Embedded derivatives are not accounted for separately from the host contract. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value, and the changes in the fair value are recorded in unassigned surplus as unrealized gains and losses. Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of OCI rather than to income as required for fair value hedges, and an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risk of the host contract is accounted for separately from the host contract and valued and reported at fair value.

Derivative instruments are also used in replication transactions. In these transactions, the derivative is valued in a manner consistent with the cash investment and replicated asset. For GAAP, the derivative is reported at fair value with the changes in the fair value reported in income.

Investments in real estate are reported net of related obligations rather than on a gross basis as for GAAP. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses for statutory reporting include rent for the Company’s occupancy of those properties. Changes between depreciated cost and admitted amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.

Valuation allowances are established for mortgage loans, if necessary, based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus as part of the change in asset valuation reserve (AVR), rather than being included as a component of earnings as would be required under GAAP.

Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the bond or mortgage loan based on groupings of individual securities sold in five year bands. That net deferral is reported as the interest maintenance reserve (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses would be reported in the statement of operations on a pre-tax basis in the period that the assets giving rise to the gains or losses are sold.

12

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements—Statutory Basis (continued)

(Dollars in Thousands)

The AVR provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, incremental costs directly related to the successful acquisition of traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins.

Nonadmitted Assets: Certain assets designated as “nonadmitted”, primarily net deferred tax assets and agent debit balances, and other assets not specifically identified as an admitted asset within the NAIC Accounting Practices and Procedures Manual (NAIC SAP), are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet to the extent they are not impaired.

Universal Life and Annuity Policies: Revenues for universal life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received. Benefits incurred represent surrenders and death benefits paid and the change in policy reserves. Premiums received and benefits incurred for annuity policies without mortality or morbidity risk and guaranteed interest in group annuity contracts are recorded directly to a policy reserve account using deposit accounting, without recognizing premium income or benefits expense. Interest on these policies is reflected in other benefits. Under GAAP, for universal life policies, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent interest credited to the account values and the excess of benefits paid over the policy account value. Under GAAP, for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability.

Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

13

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements—Statutory Basis (continued)

(Dollars in Thousands)

Reinsurance: Any reinsurance amounts deemed to be uncollectible have been written off through a charge to operations. In addition, a liability for reinsurance balances would be established for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to the liability are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Deferred Income Taxes: The Company computes deferred income taxes in accordance with Statement of Statutory Accounting Principle (SSAP) No. 101, Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10 (SSAP No. 101). Under SSAP No. 101, admitted adjusted deferred income tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse during a timeframe corresponding with the Internal Revenue Service tax loss carryback provisions, not to exceed three years, plus 2) the amount of adjusted gross deferred income tax assets expected to be realized within three years limited to an amount that is no greater than 15% of current period’s adjusted statutory capital and surplus, plus 3) the amount of remaining adjusted gross deferred income tax assets that can be offset against existing gross deferred income tax liabilities after considering the character (i.e., ordinary versus capital) and reversal patterns of the deferred tax assets and liabilities. The remaining adjusted deferred income tax assets are nonadmitted.

Deferred income taxes do not include amounts for state taxes. Under GAAP, state taxes are included in the computation of deferred income taxes, a deferred income tax asset is recorded for the amount of gross deferred income tax assets expected to be realized in all future years, and a valuation allowance is established for deferred income tax assets not realizable.

Policyholder Dividends: Policyholder dividends are recognized when declared rather than over the term of the related policies.

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less.

Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

14

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements—Statutory Basis (continued)

(Dollars in Thousands)

Securities Lending Assets and Liabilities: For securities lending programs, cash collateral received which may be sold or repledged by the Company is reflected as a one-line entry on the balance sheet (securities lending reinvested collateral assets) and a corresponding liability is established to record the obligation to return the cash collateral. Collateral received which may not be sold or repledged is not recorded on the Company’s balance sheet. Under GAAP the reinvested collateral is included within invested assets (i.e. it is not one-line reported).

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined by the Company, but are presumed to be material.

Other significant accounting policies are as follows:

Investments

Investments in bonds, except those to which the SVO has ascribed an NAIC designation of 6, are reported at amortized cost using the interest method.

Hybrid securities, as defined by the NAIC, are securities designed with characteristics of both debt and equity and provide protection to the issuer’s senior note holders. These securities meet the definition of a bond, in accordance with SSAP No. 26, Bonds, excluding Loan-backed and Structured Securities and therefore, are reported at amortized cost or fair value based upon their NAIC rating.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method, including anticipated prepayments, except for those with an initial NAIC designation of 6, which are valued at the lower of amortized cost or fair value. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities, which are valued using the prospective method.

The Company closely monitors below investment grade holdings and those investment grade issuers where the Company has concerns. The Company also regularly monitors industry sectors. The Company considers relevant facts and circumstances in evaluating whether the impairment is other-than-temporary including: (1) the probability of the Company collecting all amounts due according to the contractual terms of the security in effect at the date of acquisition; (2) the Company’s decision to sell a security prior to its maturity at an amount below its carrying amount; and (3) the Company’s ability to hold a structured security for a period of time to allow for recovery of the value to its carrying amount. Additionally, financial condition, near term prospects of the issuer and nationally recognized credit rating changes are monitored. Non-structured securities in unrealized loss positions that are considered other-than-temporary are written down to fair value. Structured securities considered other-than-temporarily impaired are written down to discounted estimated cash flows if the impairment is the result of cash flow

15

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements—Statutory Basis (continued)

(Dollars in Thousands)

analysis. If the Company has an intent to sell or lack of ability to hold a structured security, it is written down to fair value. For structured securities, cash flow trends and underlying levels of collateral are monitored. The Company will record a charge to the statement of operations to the extent that these securities are determined to be other-than-temporarily impaired.

Investments in both affiliated and unaffiliated preferred stocks in good standing are reported at cost or amortized cost. Investments in preferred stocks not in good standing are reported at the lower of cost or fair value, and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes.

Common stocks of unaffiliated companies are reported at fair value and the related net unrealized capital gains or losses are reported in unassigned surplus along with any adjustments for federal income taxes.

If the Company determines that a decline in the fair value of a common stock or a preferred stock is other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the statement of operations. The Company considers the following factors in determining whether a decline in value is other-than-temporary: (a) the financial condition and prospects of the issuer; (b) whether or not the Company has made a decision to sell the investment; and (c) the length of time and extent to which the value has been below cost.

Common stocks of affiliated noninsurance subsidiaries are reported based on underlying audited GAAP equity. The net change in the subsidiaries’ equity is included in the change in net unrealized capital gains or losses, reported in unassigned surplus along with any adjustment for federal income taxes.

There are no restrictions on common or preferred stock.

Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost.

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines that the impairment is other-than-temporary, the mortgage loan is written down to realizable value and a realized loss is recognized.

16

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements—Statutory Basis (continued)

(Dollars in Thousands)

Real estate occupied by the Company is reported at depreciated cost net of encumbrances. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties.

Policy loans are reported at unpaid principal balance.

Investments in Low Income Housing Tax Credit (LIHTC) Properties are valued at amortized cost. Tax credits are recognized in operations in the tax reporting year in which the tax credit is utilized by the Company.

Realized capital gains and losses are determined using the specific identification method and are recorded net of related federal income taxes. Changes in admitted asset carrying amounts of bonds, mortgage loans, preferred and common stocks are credited or charged directly to unassigned surplus.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Further, income is not accrued when collection is uncertain. At December 31, 2012 and 2011, the Company did not exclude any investment income due and accrued with respect to such practices.

For dollar repurchase agreements, the Company receives cash collateral in an amount at least equal to the fair value of the securities transferred by the Company in the transaction as of the transaction date. Cash received as collateral will be invested as needed or used for general corporate purposes of the Company.

Derivative Instruments

Overview: The Company may use various derivative instruments (options, caps, floors, swaps, foreign currency forwards and futures) to manage risks related to its ongoing business operations. On the transaction date of the derivative instrument, the Company designates the derivative as either (A) hedging (fair value, foreign currency fair value, cash flow, foreign currency cash flow, forecasted transactions or net investment in a foreign operation), (B) replication, (C) income generation or (D) held for other investment/risk management activities, which do not qualify for hedge accounting under SSAP No. 86, Accounting for Derivative Instruments and Hedging Activities (SSAP No. 86).

Derivative instruments used in hedging relationships are accounted for on a basis that is consistent with the hedged item (amortized cost or fair value). Derivative instruments used in replication relationships are accounted for on a basis that is consistent with the cash instrument and the replicated asset (amortized cost or fair value). Derivative instruments used in income generation relationships are accounted for on a basis that is consistent with the associated covered asset or underlying interest to which the derivative indicates (amortized cost or fair value). Derivative instruments held for other investment/risk management activities receive fair value accounting.

17

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements—Statutory Basis (continued)

(Dollars in Thousands)

Derivative instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges, consequently, when the value of the derivative changes, the value of a corresponding hedged asset or liability will move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

The Company is exposed to credit-related losses in the event of non-performance by counterparties to financial instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit rating of ‘A’ or better. The credit exposure of interest rate swaps and currency swaps is represented by the fair value of contracts, aggregated at a counterparty level, with a positive fair value at the reporting date. The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company’s behalf. The posted amount is equal to the difference between the net positive fair value of the contracts and an agreed upon threshold that is based on the credit rating of the counterparty. Inversely, if the net fair value of all contracts with this counterparty is negative, then the Company is required to post assets.

Instruments: Variance swaps are used in the asset/liability management process to mitigate the risk created when the Company has issued minimum guarantee insurance contracts linked to an index. These variance swaps are similar to volatility options where the underlying index provides for the market value movements. Variance swaps do not accrue interest. Typically, no cash is exchanged at the outset of initiating the variance swap and a single receipt or payment occurs at the maturity or termination of the contract. The variance swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Futures contracts are used to hedge the liability risk associated when the Company issues products providing the customer a return based on various global market indices. Futures are marked to market on a daily basis whereby a cash payment is made or received by the Company. These payments are recognized as realized gains or losses in the financial statements.

18

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements—Statutory Basis (continued)

(Dollars in Thousands)

Premiums and Annuity Considerations

Revenues for policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and are recognized over the premium paying periods of the related policies. Premiums received for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium income.

Aggregate Reserves for Policies and Contracts

Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum required by law.

The Company waives deduction of deferred fractional premiums upon death of the insured and refunds portions of premiums beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves.

Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves or the net premiums exceed the gross premiums on any insurance in force.

Tabular interest, tabular less actual reserves released and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies has also been determined by formula.

The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958, 1980 and 2001 Commissioner’s Standard Ordinary Mortality Tables. The reserves are calculated using interest rates ranging from 2 to 5.5 percent and are computed principally on the Net Level Premium Valuation and the Commissioner’s Reserve Valuation Methods. Reserves for universal life policies are based on account balances adjusted for the Commissioner’s Reserve Valuation Method.

Deferred annuity reserves are calculated according to the Commissioner’s Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with life contingencies are equal to the present value of future payments assuming interest rates ranging from 4 to 11.25 percent and mortality rates, where appropriate, from a variety of tables.

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required mid-terminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

19

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements—Statutory Basis (continued)

(Dollars in Thousands)

The liabilities related to guaranteed investment contracts and policyholder funds left on deposit with the Company generally are equal to fund balances less applicable surrender charges.

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the statement date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Liability for Deposit-Type Contracts

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include supplemental contracts and certain annuity contracts. Deposits and withdrawals on these contracts are recorded as a direct increase or decrease, respectively, to the liability balance, and are not reflected as premiums, benefits or changes in reserve in the statement of operations.

Reinsurance

Coinsurance premiums, commissions, expense reimbursements and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of in force blocks of business are included in unassigned surplus and amortized into income as earnings emerge on the reinsured block of business. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively. Policy liabilities and accruals are reported in the accompanying financial statements net of reinsurance ceded.

Separate Accounts

Separate accounts held by the Company primarily represent funds which are administered for individual variable universal life and variable annuity contracts. Assets held in trust for purchases of variable universal life and variable annuity contracts and the Company’s corresponding obligation to the contract owners are shown separately in the balance sheet. The assets in the accounts, carried at estimated fair value, consist of underlying mutual fund shares, common stocks, long-term bonds and short-term investments. The separate accounts, held for individual policyholders, do not have any minimum guarantees, and the investment risks associated with the fair value changes are borne entirely by the policyholder.

The Company received variable contract premiums of $305,221, $349,011 and $378,162, in 2012, 2011 and 2010, respectively. All variable account contracts are subject to discretionary withdrawal by the policyholder at the fair value of the underlying assets less the current surrender charge. Separate account contract holders have no claim against the assets of the general account.

20

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements—Statutory Basis (continued)

(Dollars in Thousands)

Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. The Company received $300,860, $312,161 and $319,607, in 2012, 2011 and 2010, respectively, related to fees associated with investment management, administration and contractual guarantees for separate accounts.

Recent Accounting Pronouncements

Effective December 31, 2012, the Company adopted non-substantive revisions to SSAP No. 86 to require disclosure of embedded credit derivatives within a financial instrument that expose the holder to the possibility of making future payments, and adopted guidance from Accounting Standards Update (ASU) 2010-11, Derivatives and Hedging – Scope Exception Related to Embedded Credit Derivatives, to clarify that seller credit derivative disclosures do not apply to embedded derivative features related to the transfer of credit risk that is only in the form of subordination of one financial instrument to another. The adoption of these revisions had no impact to the Company’s results of operations or financial position.

Effective December 31, 2012, the Company adopted non-substantive revisions to SSAP No. 86 to move one aspect of the criteria for a hedged forecasted transaction and incorporate it as criteria for a fair value hedge. The adoption of this revision had no impact to the Company’s results of operations or financial position.

Effective December 31, 2012, the Company adopted non-substantive revisions to SSAP No. 27, Disclosure of Information about Financial Instruments with Off-Balance-Sheet Risk, Financial Instruments with Concentrations of Credit Risk and Disclosures about Fair Value of Financial Instruments, which clarifies that embedded derivatives, which are not separately recognized as derivatives under statutory accounting, are included in the disclosures of financial instruments with off-balance-sheet risk. The adoption of this revision had no impact to the Company’s results of operations or financial position.

Effective December 31, 2012, the Company adopted non-substantive revisions to SSAP No. 1, Disclosures of Accounting Policies, Risks and Uncertainties and Other Disclosures. These revisions require reference to the accounting policy and procedure footnote that describes permitted or prescribed practices when an individual note is impacted by such practices. The adoption of this requirement had no impact to the Company’s results of operation or financial position, but did require additional disclosures.

Effective January 1, 2012, the Company adopted revisions to SSAP No. 100, Fair Value Measurements (SSAP No. 100). These revisions require new disclosures of fair value hierarchy and the method used to obtain the fair value measurement, a new footnote that summarizes hierarchy levels by type of financial instrument and gross presentation of purchases, sales, issues

21

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements—Statutory Basis (continued)

(Dollars in Thousands)

and settlements within the reconciliation for fair value measurements categorized within Level 3 of the hierarchy. The adoption of these revisions had no impact to the Company’s results of operations or financial position, but did require additional disclosures. See Note 2 Fair Values of Financial Instruments for further details.

Effective January 1, 2012, the Company began computing current and deferred income taxes in accordance with SSAP No. 101. This statement established statutory accounting principles for current and deferred federal and foreign income taxes and current state income taxes. The adoption of this statement resulted in the transfer of $67,503 from Aggregate Write-Ins for Other than Special Surplus Funds to Unassigned Funds and updates to the Company’s income tax disclosures. See Note 5 Income Taxes for further details.

For the years ended December 31, 2011 and 2010, the Company adopted SSAP No. 10R, Income Taxes – Revised, A Temporary Replacement of SSAP No. 10 (SSAP No. 10R). This statement established statutory accounting principles for current and deferred federal and foreign income taxes and current state income taxes. The SSAP temporarily superseded SSAP No. 10, Income Taxes. SSAP No. 10R allowed an entity to elect to admit additional deferred tax assets (DTAs) utilizing a three year loss carryback provision, plus the lesser of a look-forward of three years on gross DTAs expected to be realized or 15% of statutory capital and surplus if the entity’s risk-based capital is above the 250% risk-based capital level where an action level could occur as a result of a trend test utilizing the old SSAP No. 10 provisions to calculate the DTA. Prior to the adoption of SSAP No. 10R, the admitted DTA was calculated by taking into consideration a one year loss carryback and look-forward on gross DTAs that can be expected to be realized and a 10% capital and surplus limit on the admitted amount of the DTA. The Company elected to admit additional deferred tax assets pursuant to SSAP No. 10R and as a result, the cumulative effect of the adoption of this standard was the difference between the calculation of the admitted DTA per SSAP No. 10R and the old SSAP No. 10 methodology at December 31, 2011 and 2010. This change in accounting principle increased surplus by a net amount of $67,503 and $70,527, respectively, at December 31, 2011 and 2010, which has been recorded within the statements of changes in capital and surplus.

Effective December 31, 2011, the Company adopted SSAP No. 5R, Liabilities, Contingencies and Impairments of Assets – Revised. The revisions require the Company to recognize a liability equal to the greater of (a) the fair value of the guarantee at its inception, even if the likelihood of payment under the guarantee is remote or (b) the contingent liability amount required to be recognized if it is probable that a liability has been incurred at the financial statement date and the amount of loss can reasonably be determined. While this guidance does not exclude guarantees issued as intercompany transactions or between related parties from the initial liability recognition requirement, there are a couple exceptions. Guarantees made to/or on behalf of a wholly-owned subsidiary and related party guarantees that are considered “unlimited” (for example, in response to a rating agency’s requirement to provide a commitment to support) are exempt from the initial liability recognition. Additional disclosures are also required under this new guidance for all guarantees, whether or not they meet the criteria for initial liability recognition. The adoption of this new accounting principle had no material impact to the Company’s results of operations or financial position, but did require additional disclosures regarding these guarantees.

22

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements—Statutory Basis (continued)

(Dollars in Thousands)

Effective December 31, 2011, the Company adopted non-substantive revisions to SSAP No. 100, to incorporate the provisions of ASU 2010-06, Improving Disclosures about Fair Value Measurements. This revision required a new disclosure for assets and liabilities for which fair value is not measured and reported in the statement of financial position but is otherwise disclosed. The adoption of these revisions had no impact to the Company’s results of operations or financial position. See Note 2 for further details.

Effective December 31, 2011, the Company adopted non-substantive changes to SSAP No. 32, Investments in Preferred Stock (including investments in preferred stock of subsidiary, controlled, or affiliated entities). The amendment was made to clarify the definition of preferred stock. Under the revised SSAP No. 32, a preferred stock is defined as any class or series of shares the holders of which have any preference, either as to the payment of dividends or distribution of assets on liquidation, over the holder of common stock [as defined in SSAP No. 30, Investments in Common Stock (excluding investments in common stock of subsidiary, controlled, or affiliated entities)] issued by an entity. This revised definition had no impact to the Company.

Effective January 1, 2011, the Company adopted SSAP No. 35R, Guaranty Fund and Other Assessments – Revised. This statement modified the conditions required for recognizing a liability for insurance-related assessments and required additional disclosures to be made in the Notes to the Financial Statements. The adoption of this accounting principle had no financial impact to the Company.

Effective January 1, 2011, the Company adopted revisions to certain paragraphs of SSAP No. 43R – Loan-backed and Structured Securities to clarify the accounting for gains and losses between AVR and IMR. The revisions clarify that an AVR/IMR bifurcation analysis should be performed when SSAP No. 43R securities are sold (not just as a result of impairment). These changes were applied on a prospective basis and had no financial impact to the Company upon adoption.

Effective January 1, 2011, the Company adopted revisions to SSAP No. 43R to clarify the definitions of loan-backed and structured securities. The clarified guidance was applied prospectively and had no financial impact to the Company upon adoption.

Effective December 31, 2010, the Company adopted modifications made to SSAP No. 91R, Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities. The amendments resulted in cash collateral received from counterparties to derivatives contracts also being reported on the Company’s balance sheet in the respective asset class in which the cash was reinvested (short-term investments and bonds). A separate liability was established to record the obligation to return the cash collateral (Payable for derivative cash collateral). These balances were recorded on the Company’s balance sheet effective January 1, 2010 and resulted in an increase to assets and liabilities of $193,926 as of December 31, 2010 with no impact to surplus. See Note 8 for further details.

23

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements—Statutory Basis (continued)

(Dollars in Thousands)

Effective January 1, 2013, the Company will adopt SSAP No. 92, Postretirement Benefits Other Than Pensions, A Replacement of SSAP No. 14 and SSAP No. 102, Accounting for Pensions, A Replacement of SSAP No. 89. This guidance impacts accounting for defined benefit pension plans or other postretirement plans, along with related disclosures. SSAP No. 102 requires recognition of the funded status of the plan based on the projected benefit obligation instead of the accumulated benefit obligation as under SSAP No. 89. In addition, SSAP No. 92 and SSAP No. 102 require consideration of non-vested participants. The adoption of these standards will not impact the Company’s results of operations, financial position or disclosures as the Company does not sponsor the pension plan and is not directly liable under the plan. See Note 9 for further discussion of the Company’s pension plan and other postretirement plans as sponsored by Aegon.

Effective January 1, 2013, the Company will adopt SSAP No. 103, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities which adopts with modifications the guidance in ASU 2009-16, Transfers and Servicing (Topic 860): Accounting for Transfers of Financial Assets and supersedes SSAP no. 91R, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. The impact of the adoption of this standard is expected to be immaterial to the Company.

Effective January 1, 2013, the Company will adopt non-substantive revisions to SSAP No. 36, Troubled Debt Restructuring. These revisions adopt guidance from ASU 2011-02, Receivables – A Creditors’ Determination of Whether a Restructuring is a Troubled Debt Restructuring, which clarifies what constitutes a troubled debt restructuring and adopts with modification troubled debt restructuring disclosures for creditors from ASU 2010-20: Receivables (Topic 310), Disclosures About the Credit Quality of Financing Receivables and the Allowance for Credit Losses. The adoption of this revision is not expected to impact the financial position or results of operations of the Company.

Effective December 31, 2013, the Company will adopt revisions to SSAP No. 35R, Guaranty Fund and Other Assessments – Revised which incorporates subsequent event (Type II) disclosures for entities subject to Section 9010 of the Patient Protection and Affordable Care Act related to assessments payable. The adoption of this revision is not expected to impact the financial position or results of operations of the Company as revisions relate to disclosures only.

Reclassifications

Certain reclassifications have been made to the 2011 and 2010 financial statements to conform to the 2012 presentation.

During 2012, the Company changed the presentation of various reinsurance related balances. As a result of these changes, $196,104 and $56,614, respectively, was reclassified between the Net transfers to separate accounts line and the Surrender benefits line in the 2011 and 2010 Statements of Operations to conform to the 2012 presentation.

24

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements—Statutory Basis (continued)

(Dollars in Thousands)

2. Fair Values of Financial Instruments

The fair value of a financial instrument is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Determination of fair value

The fair values of financial instruments are determined by management after taking into consideration several sources of data. When available, the Company uses quoted market prices in active markets to determine the fair value of its investments. The Company’s valuation policy utilizes a pricing hierarchy which dictates that publicly available prices are initially sought from indices and third-party pricing services. In the event that pricing is not available from these sources, those securities are submitted to brokers to obtain quotes. Lastly, securities are priced using internal cash flow modeling techniques. These valuation methodologies commonly use reported trades, bids, offers, issuer spreads, benchmark yields, estimated prepayment speeds, and/or estimated cash flows.

To understand the valuation methodologies used by third-party pricing services, the Company reviews and monitors their applicable methodology documents. Any changes to their methodologies are noted and reviewed for reasonableness. In addition, the Company performs in-depth reviews of prices received from third-party pricing services on a sample basis. The objective for such reviews is to demonstrate that the Company can corroborate detailed information such as assumptions, inputs and methodologies used in pricing individual securities against documented pricing methodologies. Only third-party pricing services and brokers with a substantial presence in the market and with appropriate experience and expertise are used.

Each month, the Company performs an analysis of the information obtained from indices, third-party services, and brokers to ensure that the information is reasonable and produces a reasonable estimate of fair value. The Company considers both qualitative and quantitative factors as part of this analysis, including but not limited to, recent transactional activity for similar securities, review of pricing statistics and trends, and consideration of recent relevant market events. Other controls and procedures over pricing received from indices, third-party pricing services, or brokers include validation checks such as exception reports which highlight significant price changes, stale prices or un-priced securities.

Fair value hierarchy

The Company’s financial assets and liabilities carried at fair value are classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical

25

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements—Statutory Basis (continued)

(Dollars in Thousands)

assets and liabilities (Level 1), and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1 -	Unadjusted quoted prices for identical assets or liabilities in active markets accessible at the measurement date.

Level 2 -	Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a) Quoted prices for similar assets or liabilities in active markets
b) Quoted prices for identical or similar assets or liabilities in non-active markets
c) Inputs other than quoted market prices that are observable
d) Inputs that are derived principally from or corroborated by observable market data through correlation or other means

Level 3 -	Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect the Company’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash Equivalents and Short-Term Investments: The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair values. Cash in not included in the below tables.

Bonds and Stocks: The NAIC allows insurance companies to report the fair value determined by the SVO or to determine the fair value by using a permitted valuation method. The fair values of bonds and stocks are reported or determined using the following pricing sources: indexes, third party pricing services, brokers, external fund managers and internal models.

Fair values for fixed maturity securities (including redeemable preferred stock) actively traded are determined from third-party pricing services, which are determined as discussed above in the description of level one and level two values within the fair value hierarchy. For fixed maturity securities (including redeemable preferred stock) not actively traded, fair values are estimated using values obtained from third-party pricing services, or are based on non-binding broker quotes or internal models. In the case of private placements, fair values are estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit and maturity of the investments.

26

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements—Statutory Basis (continued)

(Dollars in Thousands)

Short-Term Notes Receivable from Affiliates: The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair value.

Mortgage Loans on Real Estate: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans.

Policy Loans: The fair value of policy loans is equal to the book value of the loan, which is stated at unpaid principal balance.

Securities Lending Reinvested Collateral: The cash collateral from securities lending is reinvested in various short-term and long-term debt instruments. The fair values of these investments are determined using the methods described above under Cash Equivalents and Short-Term Investments and Bonds and Stocks.

Derivative Financial Instruments: The estimated fair values of interest rate swaps, including interest rate and currency swaps, are based on pricing models or formulas using current assumptions.

Investment Contract Liabilities: The carrying value of the Company’s liabilities for deferred annuities with minimum guaranteed benefits is determined using a stochastic valuation as described in Note 6, which approximates the fair value. For investment contracts without minimum guarantees, fair value is estimated using discounted cash flows. For those liabilities that are short in duration, carrying amount approximates fair value. For investment contracts with no defined maturity, fair value is estimated to be the present surrender value.

Deposit-Type Contracts: The carrying amounts of deposit-type contracts reported in the accompanying balance sheets approximate their fair values.

Separate Account Assets and Annuity Liabilities: The fair value of separate account assets are based on quoted market prices when available. When not available, they are valued in the same manner as general account assets as further described in this note. The fair value of separate account annuity liabilities is based on the account value for separate accounts business without guarantees.

Receivable from/Payable to Parent, Subsidiaries and Affiliates: The carrying amount of receivable from/payable to affiliates approximates their fair value.

The Company accounts for its investments in affiliated common stock using the equity method of accounting; as such, they are not included in the following disclosures as they are not carried at fair value on the balance sheets.

27

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements—Statutory Basis (continued)

(Dollars in Thousands)

Fair values for the Company’s insurance contracts other than investment-type contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the

Company’s overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

The following tables set forth a comparison of the estimated fair values and carrying amounts of the Company’s financial instruments, including those not measured at fair value in the balance sheets, as of December 31, 2012 and 2011, respectively:

	December 31 2012
	Estimated Fair Value	Admitted Assets	(Level 1)	(Level 2)	(Level 3)	Not Practicable (Carrying Value)
Admitted assets
Cash equivalents and short-term investments, other than affiliates	$182,489	$182,489	$—	$182,489	$—	$—
Bonds	1,205,473	1,116,229	72,215	1,124,699	8,559	—
Common stocks, other than affiliates	117	117	117	—	—	—
Mortgage loans on real estate	52,182	50,714	—	—	52,182	—
Policy loans	411,101	411,101	—	411,101	—	—
Securities lending reinvested collateral	84,804	84,899	—	84,804	—	—
Separate account assets	6,477,241	6,477,241	6,477,241	—	—	—
Liabilities
Investment contract liabilities	495,984	493,117	—	9,346	486,638	—
Deposit-type contracts	14,647	14,647	—	14,647	—	—
Interest rate swaps	1,841	1,841	—	1,841	—	—
Payable to parent, subsidiaries and affiliates	15,332	15,332	—	15,332	—	—
Separate account annuity liabilities	3,251,991	3,251,991	—	3,251,991	—	—

28

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements—Statutory Basis (continued)

(Dollars in Thousands)

	December 31
	2011
	Carrying Amount	Estimated Fair Value
Admitted assets
Cash equivalents and short-term investments, other than affiliates	$170,129	$170,129
Bonds	888,551	931,927
Mortgage loans on real estate	49,646	49,912
Policy loans	406,037	406,037
Securities lending reinvested collateral	89,624	89,423
Receivable from parent, subsidiaries and affiliates	2,067	2,067
Separate account assets	6,518,084	6,518,084
Liabilities
Investment contract liabilities	550,387	551,456
Deposit-type contracts	13,018	13,018
Interest rate swaps	511	511
Payable to parent, subsidiaries and affiliates	26,732	26,732
Separate account annuity liabilities	3,422,903	3,422,903

The following tables provide information about the Company’s financial assets and liabilities measured at fair value as of December 31, 2012 and 2011:

	2012
	Level 1	Level 2	Level 3	Total
Assets:
Bonds
Industrial and miscellaneous	$—	$1,246	$555	$1,801

Total bonds	—	1,246	555	1,801
Common stock
Industrial and miscellaneous	117	—	—	117

Total common stock	117	—	—	117
Cash equivalents and short-term investments
Government	—	3	—	3
Industrial and miscellaneous	—	134,981	—	134,981
Mutual funds	—	47,260	—	47,260
Sweep accounts	—	245	—	245

Total Short-term	—	182,489	—	182,489
Separate account assets	6,477,241	—	—	6,477,241

Total assets at fair value	$6,477,358	$183,735	$555	$6,661,648

Liabilities:
Derivative liabilities	$—	$1,841	$—	$1,841

Total liabilities at fair value	$—	$1,841	$—	$1,841

29

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements—Statutory Basis (continued)

(Dollars in Thousands)

	2011
	Level 1	Level 2	Level 3	Total
Assets:
Bonds
Industrial and miscellaneous	$—	$3,143	$559	$3,702

Total bonds	—	3,143	559	3,702
Cash equivalents and short-term investments
Government	—	3	—	3
Industrial and miscellaneous	—	99,981	—	99,981
Mutual funds	—	70,092	—	70,092
Sweep accounts	—	52	—	52

Total Short-term	—	170,128	—	170,128
Separate account assets	6,518,084	—	—	6,518,084

Total assets at fair value	$6,518,084	$173,271	$559	$6,691,914

Liabilities:
Derivative liabilities	$—	$511	$—	$511

Total liabilities at fair value	$—	$511	$—	$511

Bonds classified in Level 2 are valued using inputs from third party pricing services or broker quotes. Level 3 measurements for bonds are primarily those valued using non-binding broker quotes, which cannot be corroborated by other market observable data, or internal modeling which utilize inputs that are not market observable.

Short-term investments are classified as Level 2 as they are carried at amortized cost, which approximates fair value.

Derivatives classified as Level 2 represent over-the-counter (OTC) contracts valued using pricing models based on the net present value of estimated future cash flows, directly observed prices from exchange-traded derivatives, other OTC trades or external pricing services.

During 2012 and 2011, there were no transfers between Level 1 and 2, respectively.

30

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements—Statutory Basis (continued)

(Dollars in Thousands)

The following tables summarize the changes in assets and liabilities classified in Level 3 for 2012 and 2011:

	Balance at January 1, 2012	Transfers into Level 3	Transfers out of Level 3	Total Gains and (Losses) Included in Net income (a)	Total Gains and (Losses) Included in Surplus (b)
Bonds	$559	$—	$—	$51	$(25)

Total	$559	$—	$—	$51	$(25)

	Issuances	Purchases	Sales	Settlements	Balance at December 31, 2012
Bonds	$—	$—	$—	$30	$555

Total	$—	$—	$—	$30	$555

	Balance at January 1, 2011	Transfers into Level 3	Transfers out of Level 3	Total Gains and (Losses) Included in Net income (a)	Total Gains and (Losses) Included in Surplus (b)
Bonds	$562	$—	$—	$36	$(23)

Total	$562	$—	$—	$36	$(23)

	Issuances	Purchases	Sales	Settlements	Balance at December 31, 2011
Bonds	$—	$—	$—	$16	$559

Total	$—	$—	$—	$16	$559

(a)	Recorded as a component of Net Realized Capital Gains/Losses in the Statements of Operations
(b)	Recorded as a component of Change in Net Unrealized Capital Gains/Losses in the Statements of Changes in Capital and Surplus

The Company’s policy is to recognize transfers in and out of levels as of the beginning of the reporting period.

31

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements—Statutory Basis (continued)

(Dollars in Thousands)

3. Investment

The carrying amount and estimated fair value of investments in bonds are as follows:

	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses 12 Months or More	Gross Unrealized Losses less Than 12 Months	Estimated Fair Value
December 31, 2012
Unaffiliated bonds:
United States Government and agencies	$52,940	$5,702	$—	$—	$58,642
State, municipal and other government	27,378	3,421	50	—	30,749
Hybrid securities	19,055	864	1,238	—	18,681
Industrial and miscellaneous	720,424	68,173	24	1,072	787,501
Mortgage and other asset-backed securities	296,432	19,586	6,083	35	309,900

	$1,116,229	$97,746	$7,395	$1,107	$1,205,473

	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses 12 Months or More	Gross Unrealized Losses less Than 12 Months	Estimated Fair Value
December 31, 2011
Unaffiliated bonds:
United States Government and agencies	$69,648	$7,320	$—	$—	$76,968
State, municipal and other government	11,100	703	334	135	11,334
Hybrid securities	17,325	—	—	2,100	15,225
Industrial and miscellaneous	546,229	41,668	801	2,660	584,436
Mortgage and other asset-backed securities	244,249	9,746	9,990	41	243,964

	$888,551	$59,437	$11,125	$4,936	$931,927

At December 31, 2012 and 2011, respectively, for bonds that have been in a continuous loss position for greater than or equal to twelve months, the Company held 21 and 27 securities with a carrying amount of $51,454 and $91,707 and an unrealized loss of $7,394 and $11,125 with an average price of 85.6 and 87.9 (fair value/amortized cost). Of this portfolio, 72.4% and 79.8% were investment grade with associated unrealized losses of $5,266 and $6,045, respectively.

At December 31, 2012 and 2011, respectively, for bonds that have been in a continuous loss position for less than twelve months, the Company held 17 and 29 securities with a carrying amount of $61,424 and $67,526 and an unrealized loss of $1,107 and $4,936 with an average price of 98.2 and 92.7 (fair value/amortized cost). Of this portfolio, 88.5% and 93.5% were investment grade with associated unrealized losses of $788 and $4,272, respectively.

32

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements—Statutory Basis (continued)

(Dollars in Thousands)

The estimated fair value of bonds and common stocks with gross unrealized losses at December 31, 2012 and 2011 are as follows:

	Losses 12 Months or More	Losses Less Than 12 Months	Total
December 31, 2012
Unaffiliated bonds:
United States Government and agencies	$—	$550	$550
State, municipal and other government	2,120	—	2,120
Hybrid securities	8,250	—	8,250
Industrial and miscellaneous	641	57,229	57,870
Mortgage and other asset-backed securities	33,049	2,539	35,588

	44,060	60,318	104,378
Unaffiliated common stocks	—	116	116

	$44,060	$60,434	$104,494

	Losses 12 Months or More	Losses Less Than 12 Months	Total
December 31, 2011
Unaffiliated bonds:
State, municipal and other government	$738	$962	$1,700
Hybrid securities	—	15,225	15,225
Industrial and miscellaneous	13,086	41,363	54,449
Mortgage and other asset-backed securities	66,757	5,040	71,797

	$80,581	$62,590	$143,171

33

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements—Statutory Basis (continued)

(Dollars in Thousands)

The carrying amount and estimated fair value of bonds at December 31, 2012, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepay penalties.

	Carrying Amount	Estimated Fair Value
Due in one year or less	$10,997	$11,237
Due after one year through five years	284,425	307,669
Due after five years through ten years	386,654	421,366
Due after ten years	137,721	155,301

	$819,797	$895,573
Mortgage and other asset-backed securities	296,432	309,900

	$1,116,229	$1,205,473

For impairment policies related to non-structured and structured securities, refer to Note 1 under Investments.

The following table represents aggregate totals for loan-backed securities with a recognized OTTI due to intent to sell or lack of intent and ability to hold, in which the security is written down to fair value at December 31, 2012. There were no loan-backed securities with a recognized OTTI due to intent to sell or lack of intent and ability to hold during the years ended December 31, 2011 or 2010.

	Amortized Cost Basis Before OTTI	OTTI Recognized in Loss
		Interest	Non-interest	Fair Value
Year Ended December 31, 2012
OTTI recognized 4th Quarter:
Inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis	$8,122	$—	$117	$8,005

Total 4th Quarter OTTI on loan-backed securities	8,122	—	117	8,005

Aggregate total	$8,122	$—	$117	$8,005

34

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements—Statutory Basis (continued)

(Dollars in Thousands)

The following tables provide the aggregate totals for loan-backed securities with a recognized OTTI due to the Company’s cash flow analysis, in which the security is written down to estimated future cash flows discounted at the security’s effective yield.

	Amortized Cost before Current Period OTTI	Recognized OTTI	Amortized Cost After OTTI	Fair Value
Year ended December 31, 2012
1st quarter present value of cash flows expected to be less than the amortized cost basis	$1,582	$10	$1,572	$926
2nd quarter present value of cash flows expected to be less than the amortized cost basis	6,924	56	6,868	2,062
3rd quarter present value of cash flows expected to be less than the amortized cost basis	31	1	30	18
4th quarter present value of cash flows expected to be less than the amortized cost basis	14,707	317	14,390	9,570

Aggregate total	$23,244	$384	$22,860	$12,576

	Amortized Cost before Current Period OTTI	Recognized OTTI	Amortized Cost After OTTI	Fair Value
Year ended December 31, 2011
1st quarter present value of cash flows expected to be less than the amortized cost basis	$1,000	$24	$976	$529
2nd quarter present value of cash flows expected to be less than the amortized cost basis	2,733	80	2,653	1,548
3rd quarter present value of cash flows expected to be less than the amortized cost basis	2,604	25	2,579	1,377
4th quarter present value of cash flows expected to be less than the amortized cost basis	3,821	108	3,713	2,307

Aggregate total	$10,158	$237	$9,921	$5,761

35

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements—Statutory Basis (continued)

(Dollars in Thousands)

	Amortized Cost before Current Period OTTI	Recognized OTTI	Amortized Cost After OTTI	Fair Value
Year ended December 31, 2010
1st quarter present value of cash flows expected to be less than the amortized cost basis	$1,150	$46	$1,104	$1,003
2nd quarter present value of cash flows expected to be less than the amortized cost basis	1,512	67	1,445	1,049
3rd quarter present value of cash flows expected to be less than the amortized cost basis	2,057	185	1,872	1,130
4th quarter present value of cash flows expected to be less than the amortized cost basis	1,496	22	1,474	1,189

Aggregate total	$6,215	$320	$5,895	$4,371

The following loan-backed and structured securities were held at December 31, 2012, for which an OTTI had been previously recognized:

CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Quarter in which Impairment Occurred
35729PPC8	$8,534	$4,352	$4,182	$4,352	$145	3Q 2009
74925FAA1	316	301	15	301	279	1Q 2010
52522QAM4	1,409	1,348	61	1,348	961	2Q 2010
65536PAA8	103	97	6	97	88	2Q 2010
65536PAA8	57	52	5	52	49	3Q 2010
75970QAH3	2,000	1,820	180	1,820	1,081	3Q 2010
52522QAM4	1,234	1,222	12	1,222	941	4Q 2010
74925FAA1	262	252	10	252	248	4Q 2010
12668WAC1	1,000	976	24	976	530	1Q 2011
12668WAC1	962	942	20	942	471	2Q 2011
65536PAA8	40	39	1	39	22	2Q 2011
75970QAH3	1,731	1,672	59	1,672	1,055	2Q 2011
12668WAC1	927	923	4	923	418	3Q 2011
65536PAA8	38	37	1	37	18	3Q 2011
75970QAH3	1,639	1,619	20	1,619	941	3Q 2011
12668WAC1	909	889	20	889	394	4Q 2011
52522QAM4	1,070	1,001	69	1,001	794	4Q 2011
65536PAA8	36	36	—	36	15	4Q 2011
74925FAA1	218	210	8	210	202	4Q 2011
75970QAH3	1,588	1,577	11	1,577	903	4Q 2011
65536PAA8	36	35	1	35	16	1Q 2012
75970QAH3	1,546	1,537	9	1,537	910	1Q 2012
35729PPC8	4,247	4,217	30	4,217	181	2Q 2012
52522QAM4	940	927	13	927	789	2Q 2012
65536PAA8	35	32	3	32	16	2Q 2012
74925FAA1	194	193	1	193	192	2Q 2012
75970QAH3	1,508	1,499	9	1,499	884	2Q 2012
65536PAA8	31	30	1	30	18	3Q 2012
35729PPC8	4,195	4,012	183	4,012	237	4Q 2012
75970QAH3	1,440	1,427	13	1,427	1,104	4Q 2012
86363VAA9	8,122	8,005	117	8,005	8,005	4Q 2012
759950FJ2	950	947	3	947	224	4Q 2012

36

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements—Statutory Basis (continued)

(Dollars in Thousands)

The unrealized losses of loan-backed and structured securities where fair value is less than cost or amortized cost for which an OTTI has not been recognized in earnings as of December 31, 2012 and 2011 is as follows:

	Losses 12 Months or More	Losses Less Than 12 Months
Year Ended December 31, 2012
The aggregate amount of unrealized losses	$11,568	$35
The aggregate related fair value of securities with unrealized losses	34,850	4,056

	Losses 12 Months or More	Losses Less Than 12 Months
Year Ended December 31, 2011
The aggregate amount of unrealized losses	$15,983	$41
The aggregate related fair value of securities with unrealized losses	69,187	5,040

Detail of net investment income is presented below:

	Year Ended December 31
	2012	2011	2010
Income:
Bonds	$47,292	$41,739	$40,618
Common stocks	13,925	18,667	9,700
Mortgage loans on real estate	2,091	1,502	720
Real estate	4,409	4,571	4,562
Policy loans	21,841	21,751	21,439
Cash, cash equivalents and short-term investments	314	386	359
Derivatives	—	(516)	(3,299)
Other invested assets	(684)	(1,287)	(2,832)
Other	1,130	515	625

Gross investment income	90,318	87,328	71,892
Less investment expenses	8,589	7,297	7,405

Net investment income	$81,729	$80,031	$64,487

37

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements—Statutory Basis (continued)

(Dollars in Thousands)

Proceeds from sales and other disposals (excluding maturities) of bonds and preferred stock and related gross realized capital gains and losses were as follows:

	Year Ended December 31
	2012	2011	2010
Proceeds	$324,065	$258,853	$339,989

Gross realized gains	$6,484	$3,231	$5,140
Gross realized losses	(1,347)	(2,031)	(2,689)

Net realized capital gains (losses)	$5,137	$1,200	$2,451

The Company had gross realized losses for the years ended December 31, 2012, 2011, and 2010 of $417, $311 and $468, respectively, which relate to losses recognized on other-than-temporary declines in fair values of bonds.

Net realized capital gains (losses) on investments are summarized below:

	Realized
	Year Ended December 31
	2012	2011	2010
Bonds	$4,720	$889	$1,983
Common stocks	1	—	—
Mortgage loans	252	237	—
Cash, cash equivalents and short-term investments	—	5	—
Derivatives	(4,550)	(13,204)	(9,000)
Other	(170)	—	2

	253	(12,073)	(7,015)
Federal income tax effect	(1,153)	402	(248)
Transfer to interest maintenance reserve	(3,691)	(760)	(1,860)

Net realized capital gains (losses) on investments	$(4,591)	$(12,431)	$(9,123)

At December 31, 2012, the Company had recorded investments in restructured securities of $118. The capital gain taken as a direct result of restructures in 2012 was $34. The Company did not have any recorded investments in restructured securities at December 31, 2011 or 2010. The Company often has impaired a security prior to the restructure date. These impairments are not included in the calculation of restructure-related losses and are accounted for as a realized loss, reducing the cost basis of the security involved.

38

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements—Statutory Basis (continued)

(Dollars in Thousands)

The changes in net unrealized capital gains and losses on investments were as follows:

	Change in Unrealized
	Year Ended December 31
	2012	2011	2010
Bonds	$765	$(999)	$(105)
Common stocks	(1)	(3,237)	1,051
Affiliated entities	342	—	—
Derivatives	(1,330)	461	(223)
Other invested assets	222	(206)	(85)

Change in unrealized capital gains (losses)	(2)	(3,981)	638
Taxes on unrealized capital gains/losses	120	261	145

Change in unrealized capital gains (losses), net of tax	$118	$(3,720)	$783

During 2012, the Company issued mortgage loans with interest rates of 3.75% for commercial loans. The Company did not issue any new mortgage loans for 2011. The maximum percentage of any one mortgage loan to the value of the underlying real estate originated during the year ending December 31, 2012 at the time of origination was 70%. During 2012, no loans transferred from affiliated entities. During 2011, five loans totaling $40,870 were transferred from two affiliated entities.

The Company accrues interest income on impaired loans to the extent deemed collectible (delinquent less than 91 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on nonperforming loans generally is recognized on a cash basis. The Company did not recognize any interest income on impaired loans for the years ended December 31, 2012, 2011 or 2010. The Company did not recognize any interest income on a cash basis for the years ended December 31, 2012, 2011 or 2010.

During 2012, 2011 and 2010, no mortgage loans were foreclosed and transferred to real estate. At December 31, 2012, and 2011, the Company held a mortgage loan loss reserve in the AVR of $482, and $378, respectively.

39

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements—Statutory Basis (continued)

(Dollars in Thousands)

The Company’s mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

Geographic Distribution			Property Type Distribution
	December 31			December 31
	2012	2011		2012	2011
South Atlantic	39%	44%	Retail	74%	59%
Pacific	24	29	Office	24	41
Middle Atlantic	11	12	Other	2	0
W. South Central	11	0
W. North Central	10	10
Mountain	5	5

At December 31, 2012, the Company had ownership interest in five LIHTC investments. The remaining years of unexpired tax credits ranged from three to nine and none of the properties were subject to regulatory review. The length of time remaining for holding periods ranged from three to fourteen years. There are no contingent equity commitments expected to be paid in the future. There were no impairment losses, write-downs or reclassifications during 2012 related to these credits.

At December 31, 2011, the Company had ownership interest in five LIHTC investments. The remaining years of unexpired tax credits ranged from four to ten and none of the properties were subject to regulatory review. The length of time remaining for holding periods ranged from four to fifteen years. The amount of contingent equity commitments expected to be paid during the year 2012 is $384. The Company has no contingent equity commitments related to LIHTC beyond the year 2012. There were no impairment losses, write-downs or reclassifications during 2011 related to these credits.

The following tables provide the carrying value of state transferable tax credits gross of any related tax liabilities and total unused transferable tax credits by state and in total as of December 31, 2012 and 2011:

		December 31, 2012
Description of State Transferable Tax Credits	State	Carrying Value	Unused Amount*
Low-Income Housing Tax Credits	MA	$426	$755

Total		$426	$755

		December 31, 2011
Description of State Transferable Tax Credits	State	Carrying Value	Unused Amount*
Low-Income Housing Tax Credits	MA	$676	$1,005

Total		$676	$1,005

*	The unused amount reflects credits that the Company deems will be realizable in the period from 2012 to 2015.

40

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements—Statutory Basis (continued)

(Dollars in Thousands)

The Company estimated the utilization of the remaining state transferable tax credits by projecting a future tax liability based on projected premium, tax rates and tax credits and comparing the projected future tax liability to the availability of remaining state transferable tax credits. The Company had no impairment losses related to state transferable tax credits.

The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company’s behalf. The posted amount is equal to the difference between the net positive fair value of the contracts and an agreed upon threshold that is based on the credit rating of the counterparty. Inversely, if the net fair value of all contracts with this counterparty is negative, the Company is required to post assets instead. At December 31, 2012, the Company does not have any contracts, aggregated at a counterparty level, with a positive fair value. At December 31, 2012, the fair value of all contracts, aggregated at a counterparty level, with a negative fair value amount to $1,841.

At December 31, 2012 and 2011, respectively, the Company has recorded $(1,841) and $(511) for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting. This has been recorded directly to unassigned surplus as an unrealized loss.

The Company did not recognize any unrealized gains or losses during 2012 or 2011 that represented the component of derivative instruments gain or loss that was excluded from the assessment of hedge effectiveness.

At December 31, 2012 and 2011, respectively, the Company had outstanding receive fixed—pay fixed swaps with a notional amount of $8 and $2.

Under exchange traded futures and options, the Company agrees to purchase a specified number of contracts from other parties and to post a variation margin on a daily basis in an amount equal to the difference in the daily fair values of those contracts. The parties with whom the Company enters into exchange traded futures and options are regulated futures commissions merchants who are members of a trading exchange. The Company recognized net realized gains losses from futures contracts in the amount of $758, $13,203 and $9,000 for the years ended December 31, 2012, 2011 and 2010, respectively.

41

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements—Statutory Basis (continued)

(Dollars in Thousands)

Open futures contracts at December 31, 2012 and 2011, are as follows:

Long/Short	Number of Contracts	Contract Type	Opening Fair Value	Year-End Fair Value
December 31, 2012
		DJ EURO STOXX
Long	529	March 2013 Futures	$18,310	$18,290
		HANG SENG IDX
Long	60	January 2013 Futures	8,751	8,779
		S&P 500
Long	44	March 2013 Futures	15,070	15,621

Long/Short	Number of Contracts	Contract Type	Opening Fair Value	Year-End Fair Value
December 31, 2011
		DJ EURO STOXX
Long	189	March 2012 Futures	$5,589	$5,653
		HANG SENG IDX
Long	25	January 2012 Futures	2,992	2,970
		S&P 500
Short	(124)	March 2012 Futures	(38,343)	(38,830)

At December 31, 2012 and 2011, bonds with an aggregate carrying value of $3,567 and $3,605, respectively, were on deposit with certain state regulatory authorities or were restrictively held in bank custodial accounts for benefit of such state regulatory authorities, as required by statute.

4. Reinsurance

The Company reinsures portions of certain insurance policies which exceed its established limits, thereby providing a greater diversification of the risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligations under the reinsurance treaty.

42

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements—Statutory Basis (continued)

(Dollars in Thousands)

Premiums earned reflect the following reinsurance amounts:

	Year Ended December 31
	2012	2011	2010
Direct premiums	$684,163	$670,285	$653,122
Reinsurance assumed—affiliated	—	763	3,307
Reinsurance ceded—affiliated	(149,569)	(143,983)	(83,664)
Reinsurance ceded—non-affiliated	(49,886)	(46,466)	(46,756)

Net premiums earned	$484,708	$480,599	$526,009

The Company received reinsurance recoveries in the amount of $138,073, $129,708 and $76,107 during 2012, 2011 and 2010, respectively. At December 31, 2012 and 2011, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $18,533 and $23,144, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2012 and 2011 of $631,262 and $624,949, respectively. As of December 31, 2012 and 2011, the amount of reserve credits for reinsurance ceded that represented unauthorized affiliated companies were $571,479 and $570,222, respectively.

The Company would experience no reduction in surplus at December 31, 2012 if all reinsurance agreements were cancelled.

On April 26, 2011, Aegon N.V announced the disposition of its life reinsurance operations, Transamerica Reinsurance to SCOR SE, a Societas Europaea organized under the laws of France (SCOR), which was effective August 9, 2011.

The life reinsurance business conducted by Transamerica Reinsurance was written through several of Aegon N.V.’s U.S. and international affiliates, all of which remain Aegon N.V. affiliates following the closing, except for Transamerica International Reinsurance Ireland, Limited, an Irish reinsurance company (TIRI). In preparation of the divestiture of the life reinsurance business to SCOR, during the second quarter of 2011, the Company, as well as other affiliated life insurance companies, recaptured certain business that had been reinsured to TIRI, subsequently ceding the majority of the business recaptured to Transamerica International Re (Bermuda) Ltd. (TIRe), an affiliate. As a result of these transactions, the net impact to the Company was a pre-tax loss of $94,262, which was included in the statement of operations, and a net of tax gain of $63,421 which has been credited directly to unassigned surplus. Additional information surrounding these transactions is outlined below.

43

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements—Statutory Basis (continued)

(Dollars in Thousands)

Effective April 1, 2011, the Company recaptured the traditional life business that was previously reinsured on a coinsurance funds withheld basis to TIRI, and subsequently reinsured this business to TIRe. The Company paid recapture consideration of $29,300 and released the associated funds withheld liability of $22,729 associated with the recapture, and received an initial ceding commission of $27,400 and established a funds withheld liability of $23,061 on the new cession to TIRe. Life, claim reserves and other assets associated with this block that were exchanged were $86,197, $9,563 and $2,344, respectively. The Company released into income a previously deferred unamortized gain resulting from the original cession of this business to TIRI in the amount of $175 ($120 net of tax) resulting in a pre-tax loss of $99,812 on the recapture which was included in the statement of operations as of December 31, 2011. The cession to TIRe resulted in a net of tax gain of $63,541, which was credited directly to unassigned surplus at December 3, 2011.

Effective April 1, 2011, TIRI, recaptured the BOLI/COLI catastrophic mortality risk that had previously been retro-ceded to the Company. The Company released life and claim reserves of $5,507 and $43, respectively, with no consideration exchanged, resulting in a pre-tax gain of $5,550 which was included in the statement of operations at December 31, 2011.

Effective December 31, 2010, the Company entered into a reinsurance agreement with an affiliate to cede on a 100% quota share basis a block of variable universal life business on a modified coinsurance basis. Reserves on the block were $1,013,110, with assets backing the block comprised of $853,669 of separate account assets and $159,441 of general account assets. The Company received consideration of $193,000, resulting in a pre-tax gain of $193,000, which was credited directly to unassigned surplus on a net of tax basis in the amount of $125,450. During 2012 and 2011, the Company amortized $33,519 and $21,792, respectively, of this gain into earnings on a net of tax basis.

During 2012 and 2011, the Company did not amortize any deferred gains from reinsurance transactions occurring prior to 2010. During 2010, the Company amortized deferred gains from reinsurance transactions occurring prior to 2010 of $24 into earnings on a net of tax basis with a corresponding charge to unassigned surplus.

Letters of credit held for all unauthorized reinsurers as of December 31, 2012, 2011 and 2010 were $179,100, $273,000 and $107,200, respectively.

44

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements—Statutory Basis (continued)

(Dollars in Thousands)

5. Income Taxes

The net deferred income tax asset at December 31, 2012 and 2011 and the change from the prior year are comprised of the following components:

	December 31, 2012
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$204,072	$5,477	$209,549
Statutory Valuation Allowance Adjustment	—	—	—

Adjusted Gross Deferred Tax Assets	204,072	5,477	209,549
Deferred Tax Assets Nonadmitted	96,826	225	97,051

Subtotal (Net Deferred Tax Assets)	107,246	5,252	112,498
Deferred Tax Liabilities	8,074	1,353	9,427

Net Admitted Deferred Tax Assets	$99,172	$3,899	$103,071

	December 31, 2011
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$216,717	$6,826	$223,543
Statutory Valuation Allowance Adjustment	—	—	—

Adjusted Gross Deferred Tax Assets	216,717	6,826	223,543
Deferred Tax Assets Nonadmitted	87,095	801	87,896

Subtotal (Net Deferred Tax Assets)	129,622	6,025	135,647
Deferred Tax Liabilities	9,744	1,360	11,104

Net Admitted Deferred Tax Assets	$119,878	$4,665	$124,543

	Change
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$(12,645)	$(1,349)	$(13,994)
Statutory Valuation Allowance Adjustment	—	—	—

Adjusted Gross Deferred Tax Assets	(12,645)	(1,349)	(13,994)
Deferred Tax Assets Nonadmitted	9,731	(576)	9,155

Subtotal (Net Deferred Tax Assets)	(22,376)	(773)	(23,149)
Deferred Tax Liabilities	(1,670)	(7)	(1,677)

Net Admitted Deferred Tax Assets	$(20,706)	$(766)	$(21,472)

45

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements—Statutory Basis (continued)

(Dollars in Thousands)

The main components of deferred income tax amounts are as follows:

Deferred Tax Assets:

	Year Ended December 31
	2012	2011	Change
Ordinary
Policyholder reserves	$105,158	$114,035	$(8,877)
Investments	644	179	465
Deferred acquisition costs	85,238	89,237	(3,999)
Compensation and benefits accrual	470	1,059	(589)
Receivables—nonadmitted	10,866	10,608	258
Corporate provision	350	399	(49)
Other (including items <5% of ordinary tax assets)	1,346	1,200	146

Subtotal	204,072	216,717	(12,645)
Nonadmitted	96,826	87,095	9,731

Admitted ordinary deferred tax assets	107,246	129,622	(22,376)
Capital:
Investments	5,477	6,826	(1,349)
Other (including items <5% of total capital tax assets)	—	—	—

Subtotal	5,477	6,826	(1,349)
Nonadmitted	225	801	(576)

Admitted capital deferred tax assets	5,252	6,025	(773)

Admitted deferred tax assets	$112,498	$135,647	$(23,149)

	Year Ended December 31
	2012	2011	Change
Deferred Tax Liabilities:
Ordinary
Investments	$295	$275	$20
§807(f) adjustment	7,769	9,462	(1,693)
Other (including items <5% of total ordinary tax liabilities)	10	7	3

Subtotal	8,074	9,744	(1,670)
Capital
Investments	1,353	1,360	(7)
Other (including items <5% of total capital tax liabilities)	—	—	—

Subtotal	1,353	1,360	(7)

Deferred tax liabilities	9,427	11,104	(1,677)

Net deferred tax assets/liabilities	$103,071	$124,543	$(21,472)

46

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements—Statutory Basis (continued)

(Dollars in Thousands)

As discussed in Note 1, for the year ended December 31, 2012 the Company admits deferred income tax assets pursuant to SSAP No. 101. The amount of admitted adjusted gross deferred income tax assets under each component of SSAP No. 101 is as follows:

	December 31, 2012
	Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
2(a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$69,108	$1,538	$70,646
2(b) Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	30,064	2,361	32,425
1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	31,984	2,511	34,495
2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	32,425
2(c) Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	8,074	1,353	9,427

2(d) Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$107,246	$5,252	$112,498

	December 31, 2011*
	Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
2(a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$102,606	$2,283	$104,889
2(b) Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	17,272	2,382	19,654
1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	17,272	2,382	19,654
2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	24,531
2(c) Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	9,744	1,360	11,104

2(d) Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$129,622	$6,025	$135,647

47

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements—Statutory Basis (continued)

(Dollars in Thousands)

	Change
	Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
2(a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$(33,498)	$(745)	$(34,243)
2(b) Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	12,792	(21)	12,771
1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	14,712	129	14,841
2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	7,894
2(c) Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	(1,670)	(7)	(1,677)

2(d) Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$(22,376)	$(773)	$(23,149)

*	As reported on the statutory balance sheet for the most recently filed statement with the domiciliary state commissioner adjusted in accordance with SSAP No. 10R.

	December 31
	2012	2011
Ratio Percentage Used To Determine Recovery Period and Threshold Limitation Amount	585%	407%

Amount of Adjusted Capital and Surplus Used To Determine Recovery Period and Threshold Limitation in 2(b)2 above	$216,164	$150,655

48

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements—Statutory Basis (continued)

(Dollars in Thousands)

The impact of tax planning strategies at December 31, 2012 and 2011 was as follows:

	December 31, 2012
	Ordinary Percent	Capital Percent	Total Percent
Impact of Tax Planning Strategies:
Adjusted Gross DTAs (% of Total Adjusted Gross DTAs)	0%	73%	2%

Net Admitted Adjusted Gross DTAs (% of Total Net Admitted Adjusted Gross DTAs)	0%	51%	2%

	December 31, 2011
	Ordinary Percent	Capital Percent	Total Percent
Impact of Tax Planning Strategies:
Adjusted Gross DTAs (% of Total Adjusted Gross DTAs)	0%	46%	1%

Net Admitted Adjusted Gross DTAs (% of Total Net Admitted Adjusted Gross DTAs)	4%	51%	6%

	Change
	Ordinary Percent	Capital Percent	Total Percent
Impact of Tax Planning Strategies:
Adjusted Gross DTAs (% of Total Adjusted Gross DTAs)	0%	27%	1%

Net Admitted Adjusted Gross DTAs (% of Total Net Admitted Adjusted Gross DTAs)	-4%	0%	-4%

The Company’s tax planning strategies do not include the use of reinsurance-related tax planning strategies.

49

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements—Statutory Basis (continued)

(Dollars in Thousands)

Current income taxes incurred consist of the following major components:

	Year Ended December 31
	2012	2011	Change
Current Income Tax
Federal	$13,977	$9,379	$4,598
Foreign	—	—	—

Subtotal	13,977	9,379	4,598

Federal income tax on net capital gains	1,153	(402)	1,555
Utilization of capital loss carry-forwards	—	—	—
Other	—	—	—

Federal and foreign income taxes incurred	$15,130	$8,977	$6,153

	Year Ended December 31
	2011	2010	Change
Current Income Tax
Federal	$9,379	$104,800	$(95,421)
Foreign	—	—	—

Subtotal	9,379	104,800	(95,421)

Federal income tax on net capital gains	(402)	248	(650)
Utilization of capital loss carry-forwards	—	—	—
Other	—	—	—

Federal and foreign income taxes incurred	$8,977	$105,048	$(96,071)

The Company did not record a valuation allowance for deferred tax assets as of December 31, 2012 and 2011.

50

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements—Statutory Basis (continued)

(Dollars in Thousands)

The Company’s current income tax incurred and change in deferred income tax differs from the amount obtained by applying the federal statutory rate of 35% to income before tax as follows:

	Year Ended December 31
	2012	2011	2010
Current income taxes incurred	$15,130	$8,977	$105,048
Change in deferred income taxes	12,437	(18,337)	5,233
(without tax on unrealized gains and losses)

Total income tax reported	$27,567	$(9,360)	$110,281

Income before taxes	$148,816	$(2,209)	$230,047
	35.00%	35.00%	35.00%

Expected income tax expense (benefit) at 35% statutory rate	$52,086	$(773)	$80,516
Increase (decrease) in actual tax reported resulting from:
Dividends received deduction	(9,949)	(13,603)	(10,290)
Tax credits	(847)	(1,817)	(3,603)
Tax adjustment for IMR	(531)	(464)	(234)
Surplus adjustment for in-force ceded	(11,732)	14,570	43,899
Nondeductible expenses	9	53	22
Deferred tax benefit on other items in surplus	(258)	(5,245)	7,037
Provision to return	(569)	(498)	(2,806)
Life-owned life insurance	(808)	(798)	(829)
Dividends from certain foreign corporations	179	165	175
Prior period adjustment	—	(810)	380
Other	(13)	(140)	(3,986)

Total income tax reported	$27,567	$(9,360)	$110,281

For federal income tax purposes, the Company joins in a consolidated income tax return filing with its indirect parent company, Transamerica Corporation, and other affiliated companies. The method of allocation between the companies is subject to a written tax allocation agreement. Under the terms of the tax allocation agreement, allocations are based on separate income tax return calculations. The Company is entitled to recoup federal income taxes paid in the event the future losses and credits reduce the greater of the Company’s separately computed income tax liability or the consolidated group’s income tax liability in the year generated. The Company is also entitled to recoup federal income taxes paid in the event the losses and credits reduce the greater of the Company’s separately computed income tax liability or the consolidated group’s income tax liability in any carryback or carryforward year when so applied. Intercompany income tax balances are settled within thirty days of payment to or filing with the Internal Revenue Service. A tax return has not yet been filed for 2012.

51

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements—Statutory Basis (continued)

(Dollars in Thousands)

As of December 31, 2012 and 2011, the Company had no operating loss, capital loss or tax credit carryforwards available for tax purposes.

The Company incurred income taxes during 2012, 2011 and 2010 of $17,671, $10,274 and $112,498, respectively, which will be available for recoupment in the event of future net losses.

The amount of tax contingencies calculated for the Company as of December 31, 2012 and 2011 is $635 and $434, respectively. The total amount of tax contingencies that, if recognized, would affect the effective income tax rate is $635. The Company classifies interest and penalties related to income taxes as income tax expense. The Company’s interest expense related to income taxes for the years ending December 31, 2012, 2011 and 2010 is $34, $107 and $87, respectively. The total interest payable balance as of December 31, 2012 and 2011 is $43 and $77, respectively. The Company recorded no liability for penalties. It is not anticipated that the total amounts of unrecognized tax benefits will significantly increase within twelve months of the reporting date.

The Company’s federal income tax returns have been examined by the Internal Revenue Service and closing agreements have been executed through 2004. The examination for the years 2005 through 2006 have been completed and resulted in tax return adjustments that are currently undergoing final calculation at appeal. The examination for the years 2007 through 2008 has been completed and resulted in tax return adjustments that are currently being appealed. An examination is already in progress for the years 2009 and 2010. The Company believes that there are adequate defenses against or sufficient provisions established related to any open or contested tax positions.

52

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements—Statutory Basis (continued)

(Dollars in Thousands)

6. Policy and Contract Attributes

A portion of the Company’s policy reserves and other policyholders’ funds relate to liabilities established on a variety of the Company’s products, primarily separate accounts that are not subject to significant mortality or morbidity risk; however, there may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, is summarized as follows:

	December 31, 2012
	General Account	Separate Account Non-Guaranteed	Total	Percent
Subject to discretionary withdrawal
With fair value adjustment	$12,653	$—	$12,653	0%
At book value less surrender charge of 5% or more	23,271	—	23,271	1
At fair value	10,303	3,251,952	3,262,255	79

Total with adjustment or at fair value	46,226	3,251,952	3,298,179	80
At book value without adjustment (minimal or no charge or adjustment)	356,324	—	356,324	9
Not subject to discretionary withdrawal	460,643	17,530	478,173	11

Total annuity reserves and deposit liabilities	863,193	3,269,482	4,132,676	100%

Less reinsurance ceded	359,372	—	359,372

Net annuity reserves and deposit liabilities	$503,822	$3,269,482	$3,773,304

53

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements—Statutory Basis (continued)

(Dollars in Thousands)

	December 31, 2011
	General Account	Separate Account Non-Guaranteed	Total	Percent
Subject to discretionary withdrawal
With fair value adjustment	$18,415	$—	$18,415	0%
At book value less surrender charge of 5% or more	37,408	—	37,408	1
At fair value	8,955	3,422,864	3,431,819	78

Total with adjustment or at fair value	64,778	3,422,864	3,487,642	79
At book value without adjustment (minimal or no charge or adjustment)	383,129	—	383,129	9
Not subject to discretionary withdrawal	516,822	10,810	527,632	12

Total annuity reserves and deposit liabilities	964,729	3,433,674	4,398,403	100%

Less reinsurance ceded	403,846	—	403,846

Net annuity reserves and deposit liabilities	$560,883	$3,433,674	$3,944,557

Information regarding the separate accounts of the Company is as follows:

	Guaranteed Indexed	Nonindexed Guaranteed Less Than 4%	Nonindexed Guaranteed More Than 4%	Nonguaranteed Separate Accounts	Total
Premiums, deposits and other considerations for the year ended December 31, 2012	$—	$—	$—	$305,221	$305,221

Reserves for accounts with assets at fair value at December 31, 2012	$—	$—	$—	$6,184,833	$6,184,833

Reserves for separate accounts by withdrawal characteristics as of December 31, 2012:
Subject to discretionary withdrawal:	$—	$—	$—	$—	$—
With fair value adjustment	—	—	—	—	—
At book value without fair value adjustment and with current surrender charge of 5% or more	—	—	—	—	—
At fair value	—	—	—	6,167,304	6,167,304
At book value without fair value adjustment and with current surrender charge of less than 5%	—	—	—	—	—

Subtotal	—	—	—	6,167,304	6,167,304
Not subject to discretionary withdrawal	—	—	—	17,530	17,530

Total separate account liabilities at December 31, 2012	$—	$—	$—	$6,184,833	$6,184,834

54

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements—Statutory Basis (continued)

(Dollars in Thousands)

	Guaranteed Indexed	Nonindexed Guaranteed Less Than 4%	Nonindexed Guaranteed More Than 4%	Nonguaranteed Separate Accounts	Total
Premiums, deposits and other considerations for the year ended December 31, 2011	$—	$—	$—	$349,011	$349,011

Reserves for accounts with assets at fair value at December 31, 2011	$—	$—	$—	$6,130,295	$6,130,295

Reserves for separate accounts by withdrawal characteristics as of December 31, 2011:
Subject to discretionary withdrawal:	$—	$—	$—	$—	$—
With fair value adjustment	—	—	—	—	—
At book value without fair value adjustment and with current surrender charge of 5% or more	—	—	—	—	—
At fair value	—	—	—	6,119,486	6,119,486
At book value without fair value adjustment and with current surrender charge of less than 5%	—	—	—	—	—

Subtotal	—	—	—	6,119,486	6,119,486
Not subject to discretionary withdrawal	—	—	—	10,809	10,809

Total separate account liabilities at December 31, 2011	$—	$—	$—	$6,130,295	$6,130,295

	Guaranteed Indexed	Nonindexed Guaranteed Less Than 4%	Nonindexed Guaranteed More Than 4%	Nonguaranteed Separate Accounts	Total
Premiums, deposits and other considerations for the year ended December 31, 2010	$—	$—	$—	$378,162	$378,162

Reserves for accounts with assets at fair value at December 31, 2010	$—	$—	$—	$6,897,592	$6,897,592

Reserves for separate accounts by withdrawal characteristics as of December 31, 2010:
Subject to discretionary withdrawal:	$—	$—	$—	$—	$—
With fair value adjustment	—	—	—	—	—
At book value without fair value adjustment and with current surrender charge of 5% or more	—	—	—	—	—
At fair value	—	—	—	6,895,152	6,895,152
At book value without fair value adjustment and with current surrender charge of less than 5%	—	—	—	—	—

Subtotal	—	—	—	6,895,152	6,895,152
Not subject to discretionary withdrawal	—	—	—	2,440	2,440

Total separate account liabilities at December 31, 2010	$—	$—	$—	$6,897,592	$6,897,592

55

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements—Statutory Basis (continued)

(Dollars in Thousands)

A reconciliation of the amounts transferred to and from the separate accounts is presented below:

	Year Ended December 31
	2012	2011	2010
Transfer as reported in the summary of operations of the separate accounts statement:
Transfers to separate accounts	$305,223	$349,322	$378,310
Transfers from separate accounts	619,557	604,330	619,378

Net transfers from separate accounts	(314,334)	(255,008)	(241,068)
Miscellaneous reconciling adjustments	206,848	192,445	49,884

Net transfers as reported in the statement of operations of the Company	$(107,485)	$(62,563)	$(191,184)

The legal insulation of separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account. At December 31, 2012 and 2011, the Company’s separate account statement included legally insulated assets of $6,477,236 and $6,517,738, respectively. The assets legally insulated from general account claims at December 31, 2012 and 2011 are attributed to the following products:

Product	2012	2011
Variable annuities	$3,285,826	$3,459,146
Variable universal life	502,202	453,301
WRL asset accumulator	19,390	27,187
Variable life	2,669,818	2,578,104

Total separate account assets	$6,477,237	$6,517,738

The Company does not participate in securities lending transactions within the separate account.

Effective December 31, 2009, the Company adopted Actuarial Guideline XLIII (AG 43) which replaces Actuarial Guidelines 34 and 39. AG 43 specifies statutory reserve requirements for variable annuity contracts with benefit guarantees (VACARVM) and without benefit guarantees and related products. The AG 43 reserve calculation includes variable annuity products issued after January 1, 1981. Examples of covered guaranteed benefits include guaranteed minimum accumulation benefits, return of premium death benefits, guaranteed minimum income benefits, guaranteed minimum withdrawal benefits and guaranteed payout annuity floors. The aggregate reserve for contracts falling within the scope of AG 43 is equal to the conditional tail expectation (CTE) Amount, but not less than the standard scenario amount (SSA). The Company reported a decrease in reserves and an increase in net income of $11,412 at December 31, 2009, related to the adoption of AG 43 and changes in the underlying assumptions.

56

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements—Statutory Basis (continued)

(Dollars in Thousands)

To determine the CTE Amount, the Company used 1,000 of the pre-packaged scenarios developed by the American Academy of Actuaries (AAA) produced in October 2005 and prudent estimate assumptions based on Company experience. The SSA was determined using the assumptions and methodology prescribed in AG 43 for determining the SSA.

At December 31, 2012 and 2011, the Company had variable and separate account annuities with minimum guaranteed benefits as follows:

Benefit and Type of Risk	Subjected Account Value	Amount of Reserve Held	Reinsurance Reserve Credit
December 31, 2012
Minimum guaranteed death benefit	$1,944,966	$115,540	$72,996
Minimum guaranteed income benefit	888,320	335,636	296,170
Minimum guaranteed withdrawal benefit	493,265	1,294	—

December 31, 2011
Minimum guaranteed death benefit	$2,038,959	$127,506	$81,247
Minimum guaranteed income benefit	926,410	361,297	318,890
Minimum guaranteed withdrawal benefit	818,766	10,641	—

The Company offers variable and separate account annuities with minimum guaranteed benefits. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account. As of December 31, 2012 and 2011, the general account of the Company had a maximum guarantee for separate account liabilities of $560,717 and $777,659, respectively. To compensate the general account for the risk taken, the separate account paid risk charges of $10,487, $11,446 and $12,167 to the general account in 2012, 2011 and 2010, respectively. During the years ended December 31, 2012, 2011 and 2010, the general account of the Company had paid $12,243, $12,975 and $20,835, respectively, toward separate account guarantees.

57

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements—Statutory Basis (continued)

(Dollars in Thousands)

Reserves on the Company’s traditional life insurance products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy’s paid-through date to the policy’s next anniversary date. At December 31, 2012 and 2011, the gross premium and loading amounts related to these assets (which are reported as premiums deferred and uncollected), are as follows:

	Gross	Loading	Net
December 31, 2012
Ordinary direct renewal business	$1,631	$1,103	$2,734
Ordinary new business	1	—	1

	$1,631	$1,103	$2,735

December 31, 2011
Ordinary direct renewal business	$2,010	$1,049	$3,059
Ordinary new business	2	—	2

	$2,012	$1,049	$3,061

At December 31, 2012 and 2011, the Company had insurance in force aggregating $3,228,205 and $3,678,555 respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the Ohio Department of Insurance. The Company established policy reserves of $22,152 and $23,412 to cover these deficiencies at December 31, 2012 and 2011, respectively.

The Company anticipates investment income as a factor in the premium deficiency calculation, in accordance with SSAP No. 54, Individual and Group Accident and Health Contracts.

7. Capital and Surplus

The Company is subject to limitations, imposed by the Ohio Department of Insurance, on the payment of dividends to its parent company, Aegon. Generally, dividends during any twelve month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of statutory surplus as of the preceding December 31, or (b) net income for the preceding year. Subject to the availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 2012, without the prior approval of insurance regulatory authorities, is $129,996

On December 21, 2012, the Company paid common stock dividends of $27,000 to its parent company, Aegon. The Company received dividends of $11,550, $2,200 and $175, from its subsidiaries, Transamerica Asset Management, Inc., Transamerica Fund Services, Inc, and Intersecurities Insurance Agency, Inc., respectively, during 2012.

58

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements—Statutory Basis (continued)

(Dollars in Thousands)

On May 16, 2011, the Company paid common stock dividends of $250,000 to its parent company, Aegon. The amount consisted of $23,100 ordinary cash dividend and $226,900 extraordinary cash dividend. The Company received dividends of $11,165 and $7,502 from its subsidiaries, Transamerica Asset Management, Inc. and Transamerica Fund Services, Inc., respectively, during 2011. The Company made a capital contribution of $597 to Transamerica Asset Management, Inc. during 2011.

On December 23, 2010, the Company paid a common stock dividend of $100,000 to its parent company. The entire amount was considered an extraordinary dividend. The Company received approval from the Ohio Department of Insurance to make these dividend payments.

Life and health insurance companies are subject to certain RBC requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life or health insurance company is to be determined based on the various risk factors related to it. At December 31, 2012, the Company meets the minimum RBC requirements.

8. Securities Lending

The Company participates in an agent-managed securities lending program. The Company receives collateral equal to 102% of the fair value of the loaned government/other domestic securities as of the transaction date. If the fair value of the collateral is at any time less than 102% of the fair value of the loaned securities, the counterparty is mandated to deliver additional collateral, the fair value of which, together with the collateral already held in connection with the lending transaction, is at least equal to 102% of the fair value of the loaned government/other domestic securities. In the event the Company loans a foreign security and the denomination of the currency of the collateral is other than the denomination of the currency of the loaned foreign security, the Company receives and maintains collateral equal to 105% of the fair value of the loaned security.

At December 31, 2012 and 2011, respectively, securities in the amount of $81,764 and $86,663 were on loan under securities lending agreements. The collateral the Company received from securities lending was in the form of cash and on open terms. This cash collateral is reinvested and is not available for general corporate purposes. The reinvested cash collateral had a fair value of $84,804 and $89,423 at December 31, 2012 and 2011, respectively.

59

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements—Statutory Basis (continued)

(Dollars in Thousands)

The contractual maturities of the securities lending collateral positions are as follows:

Fair Value
Open	$84,932
30 days or less	—
31 to 60 days	—
61 to 90 days	—
Greater than 90 days	—

Total	84,932
Securities received	—

Total collateral received	$84,932

The Company receives primarily cash collateral in an amount in excess of the fair value of the securities lent. The Company reinvests the cash collateral into higher yielding securities than the securities which the Company has lent to other entities under the arrangement.

The maturity dates of the reinvested securities lending collateral are as follows:

	Amortized Cost	Fair Value
Open	$6,227	$6,228
30 days or less	37,001	37,001
31 to 60 days	15,777	15,765
61 to 90 days	14,494	14,494
91 to 120 days	5,927	5,927
121 to 180 days	—	—
181 to 365 days	—	—
1 to 2 years	—	—
2-3 years	5,473	5,389
Greater than 3 years	—	—

Total	84,899	84,804
Securities received	—	—

Total collateral reinvested	$84,899	$84,804

For securities lending, the Company’s sources of cash that it uses to return the cash collateral are dependent upon the liquidity of the current market conditions. Under current conditions, the Company has securities with a par value of $84,863 (fair value of $84,804) that are currently tradable securities that could be sold and used to pay for the $84,932 in collateral calls that could come due under a worst-case scenario.

60

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements—Statutory Basis (continued)

(Dollars in Thousands)

9. Retirement and Compensation Plans

The Company’s employees participate in a qualified defined benefit plan sponsored by Aegon. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from Aegon. The pension expense is allocated among the participating companies based on International Accounting Standards 19 (IAS 19), Accounting for Employee Benefits and based upon actuarial participant benefit calculations. The benefits are based on years of service and the employee’s eligible annual compensation during the highest five consecutive years of employment. Pension expenses were $627, $1,255 and $1,442 for the years ended December 31, 2012, 2011 and 2010, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974.

The Company’s employees also participate in a defined contribution plan sponsored by Aegon which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to twenty-five percent of their salary to the plan. The Company will match an amount up to three percent of the participant’s salary. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974. Expense related to this plan was $280, $532 and $702 for the years ended December 31, 2012, 2011 and 2010, respectively.

Aegon sponsors supplemental retirement plans to provide the Company’s senior management with benefits in excess of normal pension benefits. The plans are noncontributory and benefits are based on years of service and the employee’s compensation level. The plans are unfunded and nonqualified under the Internal Revenue Code. In addition, Aegon has established incentive deferred compensation plans for certain key employees of the Company. The Company’s allocation of expense for these plans for 2012, 2011 and 2010 was insignificant. Aegon also sponsors an employee stock option plan/stock appreciation rights for employees of the Company and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula. These plans have been funded as deemed appropriate by management of Aegon and the Company.

In addition to pension benefits, the Company participates in plans sponsored by Aegon that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The postretirement plan expenses are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company expensed $110, $210 and $192 for the years ended 2012, 2011 and 2010, respectively.

61

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements—Statutory Basis (continued)

(Dollars in Thousands)

10. Related Party Transactions

The Company shares certain officers, employees and general expenses with affiliated companies.

The Company is party to a Cost Sharing agreement between Aegon companies, providing for needed services. The Company is also party to a Management and Administrative and Advisory agreement with Aegon USA Realty Advisors, Inc. whereby the Advisor serves as the administrator and advisor for the Company’s mortgage loan operations by administering the day-to-day real estate and mortgage loan operations of the Company. Aegon USA Investment Management, LLC acts as a discretionary investment manager under an Investment Management Agreement with the Company. The Company provides office space, marketing and administrative services to certain affiliates. The net amount received by the Company as a result of being a party to these agreements was $44,117, $33,717, and $18,600 during 2012, 2011 and 2010, respectively. The Company has an administration service agreement with Transamerica Asset Management, Inc. to provide administrative services to the Aegon/Transamerica Series Trust. The Company received $23,814, $24,411, and $23,672 from this agreement during 2012, 2011 and 2010, respectively.

Receivables from and payables to affiliates and intercompany borrowings bear interest at the thirty-day commercial paper rate. At December 31, 2012, and 2011, the Company reported a net amount of $15,332 and $24,665, respectively, due to affiliates. Terms of settlement require that these amounts are settled within 90 days. During 2012, 2011 and 2010, the Company paid net interest of $12, $39, and $38, respectively, to affiliates.

At December 31, 2009 the Company had a short-term intercompany note receivable of $27,000 from Aegon due by September 29, 2010 at .25% interest. In accordance with SSAP No. 25, Accounting for and Disclosures about Transactions with Affiliates and Other Related Parties, this note was reported on the balance sheet as a short-term investment. The note was repaid prior to its due date.

In prior years, the Company purchased life insurance policies covering the lives of certain employees of the Company from an affiliate. At December 31, 2012 and 2011, the cash surrender value of these policies was $75,295 and $73,446, respectively.

11. Commitments and Contingencies

The Company is a party to legal proceedings involving a variety of issues incidental to its business. Lawsuits may be brought in nearly any federal or state court in the United States or in an arbitral forum. In addition, there continues to be significant federal and state regulatory activity relating to financial services companies. The Company’s legal proceedings are subject to many variables, and given its complexity and scope, outcomes cannot be predicted with certainty. Although legal proceedings sometimes include substantial demands for compensatory and punitive damages, and injunctive relief, it is management’s opinion that damages arising from such demands will not be material to the Company’s financial position.

62

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements—Statutory Basis (continued)

(Dollars in Thousands)

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law. Amounts available for future offsets are recorded as an asset on the Company’s balance sheet. The future obligation for known insolvencies has been accrued based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Association. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The Company has established a reserve of $1,624 and $1,664 with no offsetting premium tax benefit at December 31, 2012 and 2011, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund expense was $60, $(1,824), and $95 for 2012, 2011 and 2010, respectively.

The Company had no contingent commitments or LIHTC commitments as of December 31, 2012. The Company had contingent commitments of $392 as of December 31, 2011, to provide additional funding for various joint ventures, partnerships and limited liability companies, which includes LIHTC commitments of $384.

The Company is required by the Commodity Futures Trading Commission (CFTC) to maintain assets on deposit with brokers for futures trading activity done on behalf of the Company. The broker has a secured interest with priority in the pledged assets, however, the Company has the right to recall and substitute the pledged assets. At December 31, 2012 and 2011, respectively, the Company pledged assets in the amount of $14,125 and $17,084 to satisfy the requirements of futures trading accounts.

12. Sales, Transfer, and Servicing of Financial Assets and Extinguishments of Liabilities

At December 31, 2012 and December 31, 2011, the Company had dollar repurchase agreements outstanding in the amount of $25,986 and $4,977, respectively.

63

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements—Statutory Basis (continued)

(Dollars in Thousands)

The contractual maturities of the dollar repurchase agreement positions are as follows:

Fair Value
Open	$25,986
30 days or less	—
31 to 60 days	—
61 to 90 days	—
Greater than 90 days	—

Sub-Total	25,986
Securities received	—

Total collateral received	$25,986

13. Subsequent Events

The financial statements are adjusted to reflect events that occurred between the balance sheet date and the date when the financial statements are issued, provided they give evidence of conditions that existed at the balance sheet date (Type I). Events that are indicative of conditions that arose after the balance sheet date are disclosed, but do not result in an adjustment of the financial statements themselves (Type II). The Company has not identified any Type I or Type II subsequent events for the year ended December 31, 2012 through the date the financial statements are issued.

64

Statutory-Basis Financial

Statement Schedules

Western Reserve Life Assurance Co. of Ohio

Summary of Investments—Other Than

Investments in Related Parties

(Dollars in Thousands)

December 31, 2012

Schedule I

Type of Investment	Cost (1)	Fair Value	Amount at Which Shown in the Balance Sheet (2)
Fixed maturities
Bonds:
United States government and government agencies and authorities	$82,897	$91,086	$82,897
States, municipalities and political subdivisions	60,102	64,335	60,102
Foreign governments	15,301	16,369	15,301
Hybrid securities	19,055	18,681	19,055
All other corporate bonds	944,359	1,015,002	938,874

Total fixed maturities	1,121,714	1,205,473	1,116,229
Equities:
Industrial, miscellaneous and all other	118	117	117

Total equity securities	118	117	117
Mortgage loans on real estate	50,714		50,714
Real estate	35,209		35,209
Cash, cash equivalents and short-term investments	184,234		184,234
Policy loans	411,101		411,101
Securities lending reinvested collateral assets	84,899		84,899
Other invested assets	3,293		3,293

Total investments	$1,891,282		$1,885,796

(1)	Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accruals of discounts.
(2)	Corporate bonds of $1,801 are held at fair value rather than amortized cost due to having and NAIC 6 rating.

65

Western Reserve Life Assurance Co. of Ohio

Supplementary Insurance Information

(Dollars in Thousands)

Schedule III

	Future Policy Benefits and Expenses	Policy and Contract Liabilities	Premium Revenue	Net Investment Income*	Benefits, Claims, Losses and Settlement Expenses	Other Operating Expenses*
Year ended December 31, 2012
Individual life	$1,269,626	$24,833	$458,257	$57,260	$301,009	$358,243
Group life and health	32,078	313	12,904	1,296	9,674	9,421
Annuity	481,279	1,193	13,547	23,173	243,747	(210,941)

	$1,782,983	$26,339	$484,708	$81,729	$554,430	$156,723

Year ended December 31, 2011
Individual life	$1,182,368	$27,384	$447,724	$54,583	$248,384	$428,545
Group life and health	24,599	313	10,631	1,016	8,035	7,554
Annuity	540,352	1,617	22,244	24,432	341,509	(222,539)

	$1,747,319	$29,314	$480,599	$80,031	$597,928	$213,560

Year ended December 31, 2010
Individual life	$1,121,254	$17,912	$480,607	$42,619	$298,390	$410,754
Group life and health	19,215	104	5,123	701	3,173	4,847
Annuity	521,268	561	40,279	21,167	407,345	(357,116)

	$1,661,737	$18,577	$526,009	$64,487	$708,908	$58,485

*	Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

66

Western Reserve Life Assurance Co. of Ohio

Reinsurance

(Dollars in Thousands)

Schedule IV

	Gross Amount	Ceded to Other Companies	Assumed From Other Companies	Net Amount	Percentage of Amount Assumed to Net
Year ended December 31, 2012
Life insurance in force	$119,611,140	$63,828,956	$—	$55,782,184	0%

Premiums:
Individual life	$633,538	$175,282	$—	$458,256	0%
Group life and health	26,038	13,133	—	12,905	0%
Annuity	24,587	11,040	—	13,547	0%

	$684,163	$199,455	$—	$484,708	0%

Year ended December 31, 2011
Life insurance in force	$115,294,179	$64,174,427	$—	$51,119,752	0%

Premiums:
Individual life	$612,636	$165,675	$763	$447,724	0%
Group life and health	23,890	13,259	—	10,631	0%
Annuity	33,760	11,516	—	22,244	0%

	$670,286	$190,450	$763	$480,599	0%

Year ended December 31, 2010
Life insurance in force	$108,965,895	$63,468,227	$16,201,258	$61,698,926	26%

Premiums:
Individual life	$577,919	$100,619	$3,307	$480,607	1%
Group life	16,834	11,711	—	5,123	0%
Annuity	58,368	18,089	—	40,279	0%

	$653,121	$130,419	$3,307	$526,009	1%

67

FINANCIAL STATEMENTS

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Years Ended December 31, 2012 and 2011

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Financial Statements

Years Ended December 31, 2012 and 2011

The Board of Directors and Contract Owners

Of WRL Series Annuity Account

Western Reserve Life Assurance Co. of Ohio

We have audited the accompanying statements of assets and liabilities of the subaccounts of Western Reserve Life Assurance Co. of Ohio WRL Series Annuity Account (the Separate Account), comprised of subaccounts as listed in the accompanying statements of assets and liabilities, as of December 31, 2012, the related statements of operations and changes in net assets for the periods indicated thereon. These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012 by correspondence with the fund companies or their transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts of Western Reserve Life Assurance Co. of Ohio WRL Series Annuity Account, at December 31, 2012, and the results of their operations and changes in their net assets for the periods indicated thereon, in conformity with U.S. generally accepted accounting principles.

Des Moines, Iowa

April 22, 2013

/s/ Ernst & Young

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Statements of Assets and Liabilities

December 31, 2012

	TA JPMorgan Core Bond Subaccount	TA Asset Allocation - Conservative Subaccount	TA Asset Allocation - Growth Subaccount	TA Asset Allocation - Moderate Growth Subaccount
Assets
Investment in securities:
Number of shares - Initial	5,595,539.853	9,338,115.035	11,122,422.101	18,968,430.271

Cost	$71,845,388	$90,714,618	$92,546,539	$209,897,583

Number of shares - Service	66,105.819	224,461.775	369,169.562	491,987.097

Cost	$893,203	$2,187,031	$3,185,525	$5,028,165

Investments in mutual funds, Level 1 quoted prices at net asset value	$75,184,906	$102,201,500	$103,632,006	$212,837,927
Receivable for units sold	—	—	3	—

Total assets	75,184,906	102,201,500	103,632,009	212,837,927

Liabilities
Payable for units redeemed	205	170	—	563

Total net assets	$75,184,701	$102,201,330	$103,632,009	$212,837,364

Net Assets:
Deferred annuity contracts terminable by owners	$75,184,701	$102,201,330	$103,632,009	$212,837,364

Total net assets	$75,184,701	$102,201,330	$103,632,009	$212,837,364

Accumulation units outstanding - Initial:
Class A M&E - 1.25%	648,039	1,438,298	1,718,019	3,280,371

Class A M&E - 2.35%	4,059	—	—	—

Class A M&E - 2.50%	10,574	986	—	—

Class B M&E - 1.40%	1,396,066	3,232,882	3,905,346	7,605,802

Class B M&E - 2.50%	27,850	42,791	57,105	62,524

Class B M&E - 2.65%	—	—	—	—

Class C M&E - 1.65%	562,455	1,538,409	1,360,581	2,629,140

Class C M&E - 2.50%	8,537	42,204	9,787	6,768

Class D M&E - 1.80%	18,148	257,745	84,806	240,966

Class D M&E - 2.50%	—	10,038	—	—

See accompanying notes.

2

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Statements of Assets and Liabilities

December 31, 2012

	TA JPMorgan Core Bond Subaccount	TA Asset Allocation - Conservative Subaccount	TA Asset Allocation - Growth Subaccount	TA Asset Allocation - Moderate Growth Subaccount
Accumulation unit value - Initial:
Class A M&E - 1.25%	$39.667005	$15.587984	$14.330125	$15.299775

Class A M&E - 2.35%	$10.168406	$—	$—	$—

Class A M&E - 2.50%	$10.735544	$10.435033	$—	$—

Class B M&E - 1.40%	$26.637056	$15.341882	$14.103865	$15.058219

Class B M&E - 2.50%	$10.824191	$11.008717	$11.991485	$11.010421

Class B M&E - 2.65%	$—	$—	$—	$—

Class C M&E - 1.65%	$18.636145	$14.941214	$13.735449	$14.664870

Class C M&E - 2.50%	$10.434265	$10.491960	$10.712776	$10.772157

Class D M&E - 1.80%	$18.319475	$14.706095	$13.519200	$14.434075

Class D M&E - 2.50%	$—	$10.491960	$—	$—

Accumulation units outstanding - Service:
Class A M&E - 1.25%	—	—	—	—

Class A M&E - 2.35%	—	—	—	—

Class A M&E - 2.50%	—	—	—	—

Class B M&E - 1.40%	—	—	—	—

Class B M&E - 2.50%	—	—	—	—

Class C M&E - 1.65%	—	—	—	—

Class C M&E - 2.50%	—	—	—	—

Class D M&E - 1.80%	—	—	—	—

Class D M&E - 2.50%	—	—	—	—

Class F M&E - 1.25%	27,729	65,687	110,844	220,277

Class G M&E - 1.65%	20,244	28,515	38,103	47,438

Class H M&E - 1.40%	10,132	48,854	49,967	41,084

Class I M&E - 1.80%	5,984	6,030	677	5,822

Accumulation unit value - Service:
Class A M&E - 1.25%	$—	$—	$—	$—

Class A M&E - 2.35%	$—	$—	$—	$—

Class A M&E - 2.50%	$—	$—	$—	$—

Class B M&E - 1.40%	$—	$—	$—	$—

Class B M&E - 2.50%	$—	$—	$—	$—

Class C M&E - 1.65%	$—	$—	$—	$—

Class C M&E - 2.50%	$—	$—	$—	$—

Class D M&E - 1.80%	$—	$—	$—	$—

Class D M&E - 2.50%	$—	$—	$—	$—

Class F M&E - 1.25%	$14.824736	$16.170131	$16.756180	$17.064223

Class G M&E - 1.65%	$14.266681	$15.561382	$16.125249	$16.421730

Class H M&E - 1.40%	$14.612641	$15.938808	$16.516402	$16.820087

Class I M&E - 1.80%	$14.063259	$15.339496	$15.895293	$16.187604

See accompanying notes.

3

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Statements of Assets and Liabilities

December 31, 2012

	TA Asset Allocation - Moderate	TA International Moderate Growth	TA MFS International Equity	TA Clarion Global Real Estate Securities
	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares - Initial	15,347,582.743	678,648.067	6,060,203.657	3,416,919.673

Cost	$150,646,511	$5,857,530	$40,265,911	$36,502,336

Number of shares - Service	362,644.382	1,327.727	40,057.955	54,124.473

Cost	$3,586,917	$11,129	$271,984	$675,325

Investments in mutual funds, Level 1 quoted prices at net asset value	$171,672,891	$6,153,688	$45,564,948	$41,400,285
Receivable for units sold	—	—	1,178	—

Total assets	171,672,891	6,153,688	45,566,126	41,400,285

Liabilities
Payable for units redeemed	198	137	—	404

Total net assets	$171,672,693	$6,153,551	$45,566,126	$41,399,881

Net Assets:
Deferred annuity contracts terminable by owners	$171,672,693	$6,153,551	$45,566,126	$41,399,881

Total net assets	$171,672,693	$6,153,551	$45,566,126	$41,399,881

Accumulation units outstanding - Initial:
Class A M&E - 1.25%	2,830,683	176,406	825,387	448,740

Class A M&E - 2.35%	—	—	3,346	—

Class A M&E - 2.50%	—	—	—	8,184

Class B M&E - 1.40%	4,861,833	326,099	1,824,036	726,086

Class B M&E - 2.50%	92,234	3,079	106,942	12,927

Class B M&E - 2.65%	—	—	2,292	—

Class C M&E - 1.65%	2,715,303	105,770	560,653	179,455

Class C M&E - 2.50%	2,275	—	2,223	4,226

Class D M&E - 1.80%	370,547	10,387	47,190	11,715

Class D M&E - 2.50%	2,506	—	818	374

See accompanying notes.

4

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Statements of Assets and Liabilities

December 31, 2012

	TA Asset Allocation - Moderate Subaccount	TA International Moderate Growth Subaccount	TA MFS International Equity Subaccount	TA Clarion Global Real Estate Securities Subaccount
Accumulation unit value - Initial:
Class A M&E - 1.25%	$15.772703	$9.979695	$14.418797	$28.988536

Class A M&E - 2.35%	$—	$—	$10.506297	$—

Class A M&E - 2.50%	$—	$—	$—	$10.632034

Class B M&E - 1.40%	$15.523639	$9.881309	$14.085900	$28.359777

Class B M&E - 2.50%	$11.006301	$10.014641	$11.305571	$12.171888

Class B M&E - 2.65%	$—	$—	$10.005536	$—

Class C M&E - 1.65%	$15.118165	$9.719839	$10.499948	$35.763644

Class C M&E - 2.50%	$10	$—	$10.601046	$11.081759

Class D M&E - 1.80%	$14.880288	$9.624371	$10.270137	$35.156053

Class D M&E - 2.50%	$10.299866	$—	$17.661636	$22.128584

Accumulation units outstanding - Service:
Class A M&E - 1.25%	—	—	—	—

Class A M&E - 2.35%	—	—	—	—

Class A M&E - 2.50%	—	—	—	—

Class B M&E - 1.40%	—	—	—	—

Class B M&E - 2.50%	—	—	—	—

Class C M&E - 1.65%	—	—	—	—

Class C M&E - 2.50%	—	—	—	—

Class D M&E - 1.80%	—	—	—	—

Class D M&E - 2.50%	—	—	—	—

Class F M&E - 1.25%	153,426	515	6,907	5,872

Class G M&E - 1.65%	52,301	137	831	4,463

Class H M&E - 1.40%	22,367	108	4,907	17,663

Class I M&E - 1.80%	6,403	477	2,384	1,073

Accumulation unit value - Service:
Class A M&E - 1.25%	$—	$—	$—	$—

Class A M&E - 2.35%	$—	$—	$—	$—

Class A M&E - 2.50%	$—	$—	$—	$—

Class B M&E - 1.40%	$—	$—	$—	$—

Class B M&E - 2.50%	$—	$—	$—	$—

Class C M&E - 1.65%	$—	$—	$—	$—

Class C M&E - 2.50%	$—	$—	$—	$—

Class D M&E - 1.80%	$—	$—	$—	$—

Class D M&E - 2.50%	$—	$—	$—	$—

Class F M&E - 1.25%	$16.921913	$9.815262	$19.941984	$23.451476

Class G M&E - 1.65%	$16.284867	$9.559743	$19.190728	$22.568432

Class H M&E - 1.40%	$16.679842	$9.718542	$19.655767	$23.115930

Class I M&E - 1.80%	$16.052677	$9.465852	$18.917495	$22.246459

See accompanying notes.

5

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Statements of Assets and Liabilities

December 31, 2012

	TA JPMorgan Tactical Allocation	TA JPMorgan Mid Cap Value	TA JPMorgan Enhanced Index	TA BlackRock Large Cap Value
	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares - Initial	4,567,614.680	1,021,634.659	963,029.246	4,629,925.331

Cost	$61,748,235	$14,101,660	$11,984,548	$60,880,092

Number of shares - Service	59,372.179	12,749.701	9,226.428	54,600.037

Cost	$767,973	$169,793	$111,913	$733,783

Investments in mutual funds, Level 1 quoted prices at net asset value	$58,938,354	$16,766,223	$13,077,023	$70,644,281
Receivable for units sold	1,942	347	142	1,831

Total assets	58,940,296	16,766,570	13,077,165	70,646,112

Liabilities
Payable for units redeemed	—	—	—	—

Total net assets	$58,940,296	$16,766,570	$13,077,165	$70,646,112

Net Assets:
Deferred annuity contracts terminable by owners	$58,940,296	$16,766,570	$13,077,165	$70,646,112

Total net assets	$58,940,296	$16,766,570	$13,077,165	$70,646,112

Accumulation units outstanding - Initial:
Class A M&E - 1.25%	645,335	220,883	187,666	1,019,245

Class A M&E - 2.35%	226	—	—	278

Class A M&E - 2.50%	1,356	—	—	—

Class B M&E - 1.40%	948,066	417,689	434,876	1,491,690

Class B M&E - 2.50%	20,229	—	211,283	23,236

Class B M&E - 2.65%	2,098	—	—	2,156

Class C M&E - 1.65%	336,544	132,183	99,899	574,657

Class C M&E - 2.50%	3,096	—	965	214

Class D M&E - 1.80%	22,171	7,242	12,759	42,933

Class D M&E - 2.50%	—	—	—	—

See accompanying notes.

6

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Statements of Assets and Liabilities

December 31, 2012

	TA JPMorgan Tactical Allocation Subaccount	TA JPMorgan Mid Cap Value Subaccount	TA JPMorgan Enhanced Index Subaccount	TA BlackRock Large Cap Value Subaccount
Accumulation unit value - Initial:
Class A M&E - 1.25%	$32.283971	$21.758994	$13.984617	$23.863925

Class A M&E - 2.35%	$10.155269	$—	$—	$10.645364

Class A M&E - 2.50%	$10.714680	$—	$—	$—

Class B M&E - 1.40%	$31.395038	$21.318986	$13.763725	$23.276942

Class B M&E - 2.50%	$10.541363	$—	$13.371288	$10.763012

Class B M&E - 2.65%	$9.984279	$—	$—	$9.874265

Class C M&E - 1.65%	$20.275648	$20.460213	$13.404196	$17.020708

Class C M&E - 2.50%	$10.566984	$—	$10.785258	$10.312063

Class D M&E - 1.80%	$19.931093	$20.112449	$13.193220	$16.731268

Class D M&E - 2.50%	$—	$—	$—	$—

Accumulation units outstanding - Service:
Class A M&E - 1.25%	—	—	—	—

Class A M&E - 2.35%	—	—	—	—

Class A M&E - 2.50%	—	—	—	—

Class B M&E - 1.40%	—	—	—	—

Class B M&E - 2.50%	—	—	—	—

Class C M&E - 1.65%	—	—	—	—

Class C M&E - 2.50%	—	—	—	—

Class D M&E - 1.80%	—	—	—	—

Class D M&E - 2.50%	—	—	—	—

Class F M&E - 1.25%	32,123	5,273	3,266	25,997

Class G M&E - 1.65%	13,962	459	950	8,634

Class H M&E - 1.40%	12,707	4,023	695	10,398

Class I M&E - 1.80%	—	—	2,993	1,919

Accumulation unit value - Service:
Class A M&E - 1.25%	$—	$—	$—	$—

Class A M&E - 2.35%	$—	$—	$—	$—

Class A M&E - 2.50%	$—	$—	$—	$—

Class B M&E - 1.40%	$—	$—	$—	$—

Class B M&E - 2.50%	$—	$—	$—	$—

Class C M&E - 1.65%	$—	$—	$—	$—

Class C M&E - 2.50%	$—	$—	$—	$—

Class D M&E - 1.80%	$—	$—	$—	$—

Class D M&E - 2.50%	$—	$—	$—	$—

Class F M&E - 1.25%	$13.643683	$21.232825	$16.129880	$17.790088

Class G M&E - 1.65%	$13.129882	$20.433397	$15.523103	$17.120260

Class H M&E - 1.40%	$13.448424	$20.929177	$15.898880	$17.535271

Class I M&E - 1.80%	$12.942494	$20.141891	$15.301166	$16.876105

See accompanying notes.

7

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Statements of Assets and Liabilities

December 31, 2012

	TA AEGON High Yield Bond Subaccount	TA PIMCO Total Return Subaccount	TA Morgan Stanley Capital Growth Subaccount	TA T. Rowe Price Small Cap Subaccount
Assets
Investment in securities:
Number of shares - Initial	3,403,513.045	6,337,739.418	2,809,065.868	2,766,977.125

Cost	$26,338,256	$75,402,835	$31,108,178	$26,340,411

Number of shares - Service	43,450.166	81,993.124	12,249.862	31,856.498

Cost	$345,258	$961,398	$135,878	$302,879

Investments in mutual funds, Level 1 quoted prices at net asset value	$28,234,974	$77,544,629	$29,114,999	$28,847,055
Receivable for units sold	328	—	—	91

Total assets	28,235,302	77,544,629	29,114,999	28,847,146

Liabilities
Payable for units redeemed	—	712	100	—

Total net assets	$28,235,302	$77,543,917	$29,114,899	$28,847,146

Net Assets:
Deferred annuity contracts terminable by owners	$28,235,302	$77,543,917	$29,114,899	$28,847,146

Total net assets	$28,235,302	$77,543,917	$29,114,899	$28,847,146

Accumulation units outstanding - Initial:
Class A M&E - 1.25%	365,504	1,416,753	442,268	395,646

Class A M&E - 2.35%	—	—	2,695	—

Class A M&E - 2.50%	2,910	3,868	—	193

Class B M&E - 1.40%	811,226	2,414,479	979,617	739,472

Class B M&E - 2.50%	3,483	31,888	17,226	77,133

Class B M&E - 2.65%	—	—	—	—

Class C M&E - 1.65%	320,815	817,409	179,448	386,348

Class C M&E - 2.50%	1,871	14,674	—	1,115

Class D M&E - 1.80%	12,507	71,629	5,228	28,529

Class D M&E - 2.50%	—	557	—	—

See accompanying notes.

8

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Statements of Assets and Liabilities

December 31, 2012

	TA AEGON High Yield Bond Subaccount	TA PIMCO Total Return Subaccount	TA Morgan Stanley Capital Growth Subaccount	TA T. Rowe Price Small Cap Subaccount
Accumulation unit value - Initial:
Class A M&E - 1.25%	$18.695604	$16.363216	$18.394632	$19.083024

Class A M&E - 2.35%	$—	$—	$10.279361	$—

Class A M&E - 2.50%	$11.260268	$10.904891	$—	$10.060688

Class B M&E - 1.40%	$18.428727	$16.104886	$18.022621	$18.696763

Class B M&E - 2.50%	$12.629363	$11.171798	$13.004276	$11.613608

Class B M&E - 2.65%	$—	$—	$—	$—

Class C M&E - 1.65%	$17.991867	$15.684263	$15.965987	$15.063471

Class C M&E - 2.50%	$11.379749	$10.983896	$—	$10.547352

Class D M&E - 1.80%	$17.735342	$15.437500	$15.694550	$14.807202

Class D M&E - 2.50%	$—	$10.512365	$—	$—

Accumulation units outstanding - Service:
Class A M&E - 1.25%	—	—	—	—

Class A M&E - 2.35%	—	—	—	—

Class A M&E - 2.50%	—	—	—	—

Class B M&E - 1.40%	—	—	—	—

Class B M&E - 2.50%	—	—	—	—

Class C M&E - 1.65%	—	—	—	—

Class C M&E - 2.50%	—	—	—	—

Class D M&E - 1.80%	—	—	—	—

Class D M&E - 2.50%	—	—	—	—

Class F M&E - 1.25%	8,978	28,848	2,187	6,157

Class G M&E - 1.65%	1,305	28,319	2,459	1,989

Class H M&E - 1.40%	5,198	5,954	2,505	4,733

Class I M&E - 1.80%	4,573	4,581	293	1,482

Accumulation unit value - Service:
Class A M&E - 1.25%	$—	$—	$—	$—

Class A M&E - 2.35%	$—	$—	$—	$—

Class A M&E - 2.50%	$—	$—	$—	$—

Class B M&E - 1.40%	$—	$—	$—	$—

Class B M&E - 2.50%	$—	$—	$—	$—

Class C M&E - 1.65%	$—	$—	$—	$—

Class C M&E - 2.50%	$—	$—	$—	$—

Class D M&E - 1.80%	$—	$—	$—	$—

Class D M&E - 2.50%	$—	$—	$—	$—

Class F M&E - 1.25%	$18.287993	$14.848508	$17.184821	$22.601433

Class G M&E - 1.65%	$17.599189	$14.289547	$16.537696	$21.750449

Class H M&E - 1.40%	$18.026373	$14.636334	$16.938884	$22.278034

Class I M&E - 1.80%	$17.348690	$14.085781	$16.302214	$21.440225

See accompanying notes.

9

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Statements of Assets and Liabilities

December 31, 2012

	TA Third Avenue Value Subaccount	TA Multi-Managed Balanced Subaccount	TA AllianceBernstein Dynamic Allocation Subaccount	TA WMC Diversified Growth Subaccount
Assets
Investment in securities:
Number of shares - Initial	5,462,287.346	10,138,327.180	614,184.681	14,899,641.220

Cost	$61,736,532	$114,772,768	$5,039,536	$354,711,269

Number of shares - Service	95,654.694	46,348.995	19,478.087	70,486.602

Cost	$1,074,350	$524,355	$137,831	$1,535,327

Investments in mutual funds, Level 1 quoted prices at net asset value	$65,135,255	$123,024,399	$5,461,199	$363,603,259
Receivable for units sold	—	1,366	—	641

Total assets	65,135,255	123,025,765	5,461,199	363,603,900

Liabilities
Payable for units redeemed	135	—	169	—

Total net assets	$65,135,120	$123,025,765	$5,461,030	$363,603,900

Net Assets:
Deferred annuity contracts terminable by owners	$65,135,120	$123,025,765	$5,461,030	$363,603,900

Total net assets	$65,135,120	$123,025,765	$5,461,030	$363,603,900

Accumulation units outstanding - Initial:
Class A M&E - 1.25%	912,641	2,905,502	79,001	12,672,890

Class A M&E - 2.35%	—	—	—	3,070

Class A M&E - 2.50%	—	199	—	920

Class B M&E - 1.40%	1,192,484	3,659,012	172,770	10,318,961

Class B M&E - 2.50%	99,484	14,750	499	65,845

Class B M&E - 2.65%	—	2,176	—	—

Class C M&E - 1.65%	346,227	451,629	92,591	1,076,955

Class C M&E - 2.50%	1,191	4,515	757	6,834

Class D M&E - 1.80%	38,904	56,216	8,356	116,618

Class D M&E - 2.50%	969	3,301	—	1,364

See accompanying notes.

10

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Statements of Assets and Liabilities

December 31, 2012

	TA Third Avenue Value Subaccount	TA Multi-Managed Balanced Subaccount	TA AllianceBernstein Dynamic Allocation Subaccount	TA WMC Diversified Growth Subaccount
Accumulation unit value - Initial:
Class A M&E - 1.25%	$25.695999	$17.471393	$15.278292	$15.060390

Class A M&E - 2.35%	$—	$—	$—	$10.184609

Class A M&E - 2.50%	$—	$10.186181	$—	$10.239547

Class B M&E - 1.40%	$25.126752	$17.195305	$15.037048	$14.822366

Class B M&E - 2.50%	$10.548969	$12.848713	$10.297904	$11.526000

Class B M&E - 2.65%	$—	$9.926385	$—	$—

Class C M&E - 1.65%	$24.776607	$16.746016	$14.644324	$14.435176

Class C M&E - 2.50%	$9.490534	$12.060726	$10	$11.253996

Class D M&E - 1.80%	$24.355350	$16.482507	$14.413913	$14.207932

Class D M&E - 2.50%	$17.300263	$10.349441	$—	$17.189595

Accumulation units outstanding - Service:
Class A M&E - 1.25%	—	—	—	—

Class A M&E - 2.35%	—	—	—	—

Class A M&E - 2.50%	—	—	—	—

Class B M&E - 1.40%	—	—	—	—

Class B M&E - 2.50%	—	—	—	—

Class C M&E - 1.65%	—	—	—	—

Class C M&E - 2.50%	—	—	—	—

Class D M&E - 1.80%	—	—	—	—

Class D M&E - 2.50%	—	—	—	—

Class F M&E - 1.25%	21,220	20,844	9,500	56,959

Class G M&E - 1.65%	17,394	5,291	130	6,642

Class H M&E - 1.40%	18,578	4,880	1,256	39,179

Class I M&E - 1.80%	1,190	411	—	2,310

Accumulation unit value - Service:
Class A M&E - 1.25%	$—	$—	$—	$—

Class A M&E - 2.35%	$—	$—	$—	$—

Class A M&E - 2.50%	$—	$—	$—	$—

Class B M&E - 1.40%	$—	$—	$—	$—

Class B M&E - 2.50%	$—	$—	$—	$—

Class C M&E - 1.65%	$—	$—	$—	$—

Class C M&E - 2.50%	$—	$—	$—	$—

Class D M&E - 1.80%	$—	$—	$—	$—

Class D M&E - 2.50%	$—	$—	$—	$—

Class F M&E - 1.25%	$19.464712	$17.774549	$15.366964	$16.233787

Class G M&E - 1.65%	$18.731859	$17.105512	$14.788386	$15.622554

Class H M&E - 1.40%	$19.186232	$17.520252	$15.147294	$16.001528

Class I M&E - 1.80%	$18.464749	$16.861437	$14.577607	$15.399853

See accompanying notes.

11

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Statements of Assets and Liabilities

December 31, 2012

	TA AEGON Money Market Subaccount	TA Systematic Small/Mid Cap Value Subaccount	TA AEGON U.S. Government Securities Subaccount	TA Morgan Stanley Mid-Cap Growth Subaccount
Assets
Investment in securities:
Number of shares - Initial	57,490,335.640	1,517,670.153	1,312,299.848	4,729,804.961

Cost	$57,490,336	$28,264,111	$17,235,394	$125,932,190

Number of shares - Service	753,714.990	36,729.558	20,720.614	28,763.123

Cost	$753,715	$681,566	$275,269	$768,813

Investments in mutual funds, Level 1 quoted prices at net asset value	$58,244,051	$27,146,181	$17,640,834	$133,461,727
Receivable for units sold	576	—	—	2,340

Total assets	58,244,627	27,146,181	17,640,834	133,464,067

Liabilities
Payable for units redeemed	—	308	150	—

Total net assets	$58,244,627	$27,145,873	$17,640,684	$133,464,067

Net Assets:
Deferred annuity contracts terminable by owners	$58,244,627	$27,145,873	$17,640,684	$133,464,067

Total net assets	$58,244,627	$27,145,873	$17,640,684	$133,464,067

Accumulation units outstanding - Initial:
Class A M&E - 1.25%	1,231,872	443,532	376,488	1,257,831

Class A M&E - 2.35%	—	—	—	2,665

Class A M&E - 2.50%	—	—	2,467	796

Class B M&E - 1.40%	1,967,208	608,966	557,287	1,237,160

Class B M&E - 2.50%	120,816	11,023	8,430	27,918

Class B M&E - 2.65%	—	—	—	2,022

Class C M&E - 1.65%	695,943	182,933	248,599	1,028,194

Class C M&E - 2.50%	790	2,191	2,264	4,920

Class D M&E - 1.80%	129,652	18,057	19,341	97,317

Class D M&E - 2.50%	—	3,177	—	1,058

See accompanying notes.

12

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Statements of Assets and Liabilities

December 31, 2012

	TA AEGON Money Market Subaccount	TA Systematic Small/Mid Cap Value Subaccount	TA AEGON U.S. Government Securities Subaccount	TA Morgan Stanley Mid-Cap Growth Subaccount
Accumulation unit value - Initial:
Class A M&E - 1.25%	$16.732113	$20.810235	$14.579240	$49.659308

Class A M&E - 2.35%	$—	$—	$—	$9.526840

Class A M&E - 2.50%	$—	$—	$10.794157	$9.320869

Class B M&E - 1.40%	$13.672000	$21.354532	$14.349109	$48.218425

Class B M&E - 2.50%	$9.330693	$12.619056	$10.230985	$11.605296

Class B M&E - 2.65%	$—	$—	$—	$9.917878

Class C M&E - 1.65%	$10.745780	$20.140919	$13.974343	$9.008834

Class C M&E - 2.50%	$9.817364	$11.724327	$10.251626	$8.880141

Class D M&E - 1.80%	$10.562753	$19.896021	$13.754445	$8.855525

Class D M&E - 2.50%	$—	$22.252424	$—	$10.640640

Accumulation units outstanding - Service:
Class A M&E - 1.25%	—	—	—	—

Class A M&E - 2.35%	—	—	—	—

Class A M&E - 2.50%	—	—	—	—

Class B M&E - 1.40%	—	—	—	—

Class B M&E - 2.50%	—	—	—	—

Class C M&E - 1.65%	—	—	—	—

Class C M&E - 2.50%	—	—	—	—

Class D M&E - 1.80%	—	—	—	—

Class D M&E - 2.50%	—	—	—	—

Class F M&E - 1.25%	32,652	14,183	15,139	20,321

Class G M&E - 1.65%	17,525	4,839	46	3,208

Class H M&E - 1.40%	23,239	10,833	5,082	16,754

Class I M&E - 1.80%	953	347	668	1,775

Accumulation unit value - Service:
Class A M&E - 1.25%	$—	$—	$—	$—

Class A M&E - 2.35%	$—	$—	$—	$—

Class A M&E - 2.50%	$—	$—	$—	$—

Class B M&E - 1.40%	$—	$—	$—	$—

Class B M&E - 2.50%	$—	$—	$—	$—

Class C M&E - 1.65%	$—	$—	$—	$—

Class C M&E - 2.50%	$—	$—	$—	$—

Class D M&E - 1.80%	$—	$—	$—	$—

Class D M&E - 2.50%	$—	$—	$—	$—

Class F M&E - 1.25%	$10.284669	$21.165528	$13.400678	$19.003727

Class G M&E - 1.65%	$9.897814	$20.450828	$12.896166	$18.288134

Class H M&E - 1.40%	$10.137516	$20.894301	$13.208816	$18.731794

Class I M&E - 1.80%	$9.756490	$20.189689	$12.712320	$18.027249

See accompanying notes.

13

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Statements of Assets and Liabilities

December 31, 2012

	TA Vanguard ETF Index - Balanced - SC Subaccount	TA Vanguard ETF Index - Growth - SC Subaccount	TA Multi Managed Large-Cap Core Subaccount	TA Jennison Growth Subaccount
Assets
Investment in securities:
Number of shares - Initial	—	—	1,011,943.816	2,032,327.052

Cost	$—	$—	$13,605,384	$16,608,967

Number of shares - Service	92,542.382	284,748.737	6,534.611	17,956.149

Cost	$965,451	$2,501,724	$78,931	$143,553

Investments in mutual funds, Level 1 quoted prices at net asset value	$996,681	$2,727,893	$17,804,833	$17,301,517
Receivable for units sold	1	554	—	183

Total assets	996,682	2,728,447	17,804,833	17,301,700

Liabilities
Payable for units redeemed	—	—	144	—

Total net assets	$996,682	$2,728,447	$17,804,689	$17,301,700

Net Assets:
Deferred annuity contracts terminable by owners	$996,682	$2,728,447	$17,804,689	$17,301,700

Total net assets	$996,682	$2,728,447	$17,804,689	$17,301,700

Accumulation units outstanding - Initial:
Class A M&E - 1.25%	—	—	274,682	427,027

Class A M&E - 2.35%	—	—	—	—

Class A M&E - 2.50%	—	—	199	—

Class B M&E - 1.40%	—	—	490,954	846,567

Class B M&E - 2.50%	—	—	5,509	14,232

Class B M&E - 2.65%	—	—	—	—

Class C M&E - 1.65%	—	—	249,661	160,158

Class C M&E - 2.50%	—	—	—	2,519

Class D M&E - 1.80%	—	—	10,056	3,981

Class D M&E - 2.50%	—	—	—	746

See accompanying notes.

14

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Statements of Assets and Liabilities

December 31, 2012

	TA Vanguard ETF Index - Balanced - SC Subaccount	TA Vanguard ETF Index - Growth - SC Subaccount	TA Multi Managed Large-Cap Core Subaccount	TA Jennison Growth Subaccount
Accumulation unit value - Initial:
Class A M&E - 1.25%	$—	$—	$17.297162	$11.824157

Class A M&E - 2.35%	$—	$—	$—	$—

Class A M&E - 2.50%	$—	$—	$9.942369	$—

Class B M&E - 1.40%	$—	$—	$17.203410	$11.777400

Class B M&E - 2.50%	$—	$—	$11.343196	$12.571557

Class B M&E - 2.65%	$—	$—	$—	$—

Class C M&E - 1.65%	$—	$—	$17.048540	$11.699997

Class C M&E - 2.50%	$—	$—	$—	$10.213577

Class D M&E - 1.80%	$—	$—	$16.956480	$11.653908

Class D M&E - 2.50%	$—	$—	$—	$11.442066

Accumulation units outstanding - Service:
Class A M&E - 1.25%	21,094	36,899	—	—

Class A M&E - 2.35%	—	—	—	—

Class A M&E - 2.50%	—	—	—	—

Class B M&E - 1.40%	51,301	203,958	—	—

Class B M&E - 2.50%	—	—	—	—

Class C M&E - 1.65%	18,429	19,262	—	—

Class C M&E - 2.50%	—	—	—	—

Class D M&E - 1.80%	—	—	—	—

Class D M&E - 2.50%	—	—	—	—

Class F M&E - 1.25%	—	—	3,893	4,627

Class G M&E - 1.65%	—	—	1,181	4,933

Class H M&E - 1.40%	—	—	1,726	1,367

Class I M&E - 1.80%	—	—	—	1,812

Accumulation unit value - Service:
Class A M&E - 1.25%	$11.057784	$10.560578	$—	$—

Class A M&E - 2.35%	$—	$—	$—	$—

Class A M&E - 2.50%	$—	$—	$—	$—

Class B M&E - 1.40%	$10.981557	$10.487780	$—	$—

Class B M&E - 2.50%	$—	$—	$—	$—

Class C M&E - 1.65%	$10.855950	$10.367800	$—	$—

Class C M&E - 2.50%	$—	$—	$—	$—

Class D M&E - 1.80%	$10.781421	$10.296607	$—	$—

Class D M&E - 2.50%	$—	$—	$—	$—

Class F M&E - 1.25%	$11.057784	$10.560578	$17.136291	$11.748603

Class G M&E - 1.65%	$10.855950	$10.367800	$16.890147	$11.625257

Class H M&E - 1.40%	$10.981557	$10.487780	$17.043463	$11.702135

Class I M&E - 1.80%	$10.781421	$10.296607	$16.799027	$11.579460

See accompanying notes.

15

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Statements of Assets and Liabilities

December 31, 2012

	TA Janus Balanced - SC Subaccount	TA PIMCO Tactical - Balanced - SC Subaccount	TA PIMCO Tactical - Growth - SC Subaccount	TA PIMCO Tactical - Conservative - SC Subaccount
Assets
Investment in securities:
Number of shares - Initial	—	—	—	—

Cost	$—	$—	$—	$—

Number of shares - Service	114,052.651	182,577.647	51,018.138	181,546.109

Cost	$1,183,470	$1,949,450	$529,924	$1,950,973

Investments in mutual funds, Level 1 quoted prices at net asset value	$1,211,239	$1,889,679	$500,488	$1,840,878
Receivable for units sold	8,708	—	10	—

Total assets	1,219,947	1,889,679	500,498	1,840,878

Liabilities
Payable for units redeemed	—	26	—	2

Total net assets	$1,219,947	$1,889,653	$500,498	$1,840,876

Net Assets:
Deferred annuity contracts terminable by owners	$1,219,947	$1,889,653	$500,498	$1,840,876

Total net assets	$1,219,947	$1,889,653	$500,498	$1,840,876

Accumulation units outstanding - Initial:
Class A M&E - 1.25%	—	—	—	—

Class A M&E - 2.35%	—	—	—	—

Class A M&E - 2.50%	—	—	—	—

Class B M&E - 1.40%	—	—	—	—

Class B M&E - 2.50%	—	—	—	—

Class B M&E - 2.65%	—	—	—	—

Class C M&E - 1.65%	—	—	—	—

Class C M&E - 2.50%	—	—	—	—

Class D M&E - 1.80%	—	—	—	—

Class D M&E - 2.50%	—	—	—	—

See accompanying notes.

16

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Statements of Assets and Liabilities

December 31, 2012

	TA Janus Balanced - SC Subaccount	TA PIMCO Tactical - Balanced - SC Subaccount	TA PIMCO Tactical - Growth - SC Subaccount	TA PIMCO Tactical - Conservative - SC Subaccount
Accumulation unit value - Initial:
Class A M&E - 1.25%	$—	$—	$—	$—

Class A M&E - 2.35%	$—	$—	$—	$—

Class A M&E - 2.50%	$—	$—	$—	$—

Class B M&E - 1.40%	$—	$—	$—	$—

Class B M&E - 2.50%	$—	$—	$—	$—

Class B M&E - 2.65%	$—	$—	$—	$—

Class C M&E - 1.65%	$—	$—	$—	$—

Class C M&E - 2.50%	$—	$—	$—	$—

Class D M&E - 1.80%	$—	$—	$—	$—

Class D M&E - 2.50%	$—	$—	$—	$—

Accumulation units outstanding - Service:
Class A M&E - 1.25%	517,333	1,077,598	250,164	472,508

Class A M&E - 2.35%	—	—	—	—

Class A M&E - 2.50%	—	—	—	—

Class B M&E - 1.40%	565,438	741,986	324,848	789,753

Class B M&E - 2.50%	—	—	—	—

Class C M&E - 1.65%	158,820	219,983	1,961	773,242

Class C M&E - 2.50%	—	—	—	—

Class D M&E - 1.80%	—	—	—	—

Class D M&E - 2.50%	—	—	—	—

Class F M&E - 1.25%	—	6,802	—	7,030

Class G M&E - 1.65%	4,326	—	—	2,291

Class H M&E - 1.40%	—	—	—	—

Class I M&E - 1.80%	—	—	—	—

Accumulation unit value - Service:
Class A M&E - 1.25%	$0.982791	$0.926172	$0.869734	$0.906072

Class A M&E - 2.35%	$—	$—	$—	$—

Class A M&E - 2.50%	$—	$—	$—	$—

Class B M&E - 1.40%	$0.978247	$0.921928	$0.865751	$0.901896

Class B M&E - 2.50%	$—	$—	$—	$—

Class C M&E - 1.65%	$0.970775	$0.914867	$0.859112	$0.895001

Class C M&E - 2.50%	$—	$—	$—	$—

Class D M&E - 1.80%	$—	$—	$—	$—

Class D M&E - 2.50%	$—	$—	$—	$—

Class F M&E - 1.25%	$0.982791	$0.926172	$0.869734	$0.906072

Class G M&E - 1.65%	$0.970775	$0.914867	$0.859112	$0.895001

Class H M&E - 1.40%	$—	$—	$—	$—

Class I M&E - 1.80%	$—	$—	$—	$—

See accompanying notes.

17

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Statements of Assets and Liabilities

December 31, 2012

	TA Hanlon Income - SC Subaccount	TA AEGON Tactical Vanguard EFT Growth - SC Subaccount	TA AEGON Tactical Vanguard EFT Conservative - SC Subaccount	Access VP High Yield Subaccount
Assets
Investment in securities:
Number of shares - Initial	—	—	—	—

Cost	$—	$—	$—	$—

Number of shares - Service	744,628.581	231,869.846	64,442.368	101,875.737

Cost	$8,295,555	$2,191,165	$645,986	$2,755,543

Investments in mutual funds, Level 1 quoted prices at net asset value	$8,399,410	$2,374,347	$675,356	$2,928,927
Receivable for units sold	35,680	—	—	—

Total assets	8,435,090	2,374,347	675,356	2,928,927

Liabilities
Payable for units redeemed	—	1	—	2

Total net assets	$8,435,090	$2,374,346	$675,356	$2,928,925

Net Assets:
Deferred annuity contracts terminable by owners	$8,435,090	$2,374,346	$675,356	$2,928,925

Total net assets	$8,435,090	$2,374,346	$675,356	$2,928,925

Accumulation units outstanding - Initial:
Class A M&E - 1.25%	—	—	—	—

Class A M&E - 2.35%	—	—	—	—

Class A M&E - 2.50%	—	—	—	—

Class B M&E - 1.40%	—	—	—	—

Class B M&E - 2.50%	—	—	—	—

Class B M&E - 2.65%	—	—	—	—

Class C M&E - 1.65%	—	—	—	—

Class C M&E - 2.50%	—	—	—	—

Class D M&E - 1.80%	—	—	—	—

Class D M&E - 2.50%	—	—	—	—

See accompanying notes.

18

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Statements of Assets and Liabilities

December 31, 2012

	TA Hanlon Income - SC Subaccount	TA AEGON Tactical Vanguard EFT Growth - SC Subaccount	TA AEGON Tactical Vanguard EFT Conservative - SC Subaccount	Access VP High Yield Subaccount
Accumulation unit value - Initial:
Class A M&E - 1.25%	$—	$—	$—	$—

Class A M&E - 2.35%	$—	$—	$—	$—

Class A M&E - 2.50%	$—	$—	$—	$—

Class B M&E - 1.40%	$—	$—	$—	$—

Class B M&E - 2.50%	$—	$—	$—	$—

Class B M&E - 2.65%	$—	$—	$—	$—

Class C M&E - 1.65%	$—	$—	$—	$—

Class C M&E - 2.50%	$—	$—	$—	$—

Class D M&E - 1.80%	$—	$—	$—	$—

Class D M&E - 2.50%	$—	$—	$—	$—

Accumulation units outstanding - Service:
Class A M&E - 1.25%	2,290,933	56,453	19,409	75,900

Class A M&E - 2.35%	—	—	—	—

Class A M&E - 2.50%	—	—	—	—

Class B M&E - 1.40%	5,147,592	152,788	18,379	52,594

Class B M&E - 2.50%	4,657	—	—	249

Class C M&E - 1.65%	696,118	9,563	26,049	52,063

Class C M&E - 2.50%	—	—	—	736

Class D M&E - 1.80%	—	—	—	16,197

Class D M&E - 2.50%	—	—	—	—

Class F M&E - 1.25%	20,237	184	—	1,096

Class G M&E - 1.65%	11,729	466	—	2,013

Class H M&E - 1.40%	—	—	—	—

Class I M&E - 1.80%	—	—	—	114

Accumulation unit value - Service:
Class A M&E - 1.25%	$1.031280	$10.833302	$10.602253	$14.741402

Class A M&E - 2.35%	$—	$—	$—	$—

Class A M&E - 2.50%	$—	$—	$—	$—

Class B M&E - 1.40%	$1.026531	$10.816258	$10.585587	$14.625629

Class B M&E - 2.50%	$9.965411	$—	$—	$10.650471

Class C M&E - 1.65%	$1.018659	$10.787983	$10.557919	$14.435018

Class C M&E - 2.50%	$—	$—	$—	$10.618764

Class D M&E - 1.80%	$—	$—	$—	$14.322096

Class D M&E - 2.50%	$—	$—	$—	$—

Class F M&E - 1.25%	$1.031280	$10.833302	$10.602253	$14.741402

Class G M&E - 1.65%	$1.018659	$10.787983	$10.557919	$14.435018

Class H M&E - 1.40%	$—	$—	$—	$14.625629

Class I M&E - 1.80%	$—	$—	$—	$14.322096

See accompanying notes.

19

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Statements of Assets and Liabilities

December 31, 2012

	ProFund VP Bull Subaccount	ProFund VP Money Market Subaccount	ProFund VP NASDAQ - 100 Subaccount	ProFund VP Short Small-Cap Subaccount
Assets
Investment in securities:
Number of shares - Initial	—	—	—	—

Cost	$—	$—	$—	$—

Number of shares - Service	185,594.122	12,853,705.270	214,427.728	49,514.963

Cost	$5,395,858	$12,853,705	$4,938,648	$349,600

Investments in mutual funds, Level 1 quoted prices at net asset value	$5,478,738	$12,853,705	$4,867,509	$308,973
Receivable for units sold	77	—	—	109

Total assets	5,478,815	12,853,705	4,867,509	309,082

Liabilities
Payable for units redeemed	—	59	46	—

Total net assets	$5,478,815	$12,853,646	$4,867,463	$309,082

Net Assets:
Deferred annuity contracts terminable by owners	$5,478,815	$12,853,646	$4,867,463	$309,082

Total net assets	$5,478,815	$12,853,646	$4,867,463	$309,082

Accumulation units outstanding - Initial:
Class A M&E - 1.25%	—	—	—	—

Class A M&E - 2.35%	—	—	—	—

Class A M&E - 2.50%	—	—	—	—

Class B M&E - 1.40%	—	—	—	—

Class B M&E - 2.50%	—	—	—	—

Class B M&E - 2.65%	—	—	—	—

Class C M&E - 1.65%	—	—	—	—

Class C M&E - 2.50%	—	—	—	—

Class D M&E - 1.80%	—	—	—	—

Class D M&E - 2.50%	—	—	—	—

See accompanying notes.

20

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Statements of Assets and Liabilities

December 31, 2012

	ProFund VP Bull Subaccount	ProFund VP Money Market Subaccount	ProFund VP NASDAQ- 100 Subaccount	ProFund VP Short Small-Cap Subaccount
Accumulation unit value - Initial:
Class A M&E - 1.25%	$—	$—	$—	$—

Class A M&E - 2.35%	$—	$—	$—	$—

Class A M&E - 2.50%	$—	$—	$—	$—

Class B M&E - 1.40%	$—	$—	$—	$—

Class B M&E - 2.50%	$—	$—	$—	$—

Class B M&E - 2.65%	$—	$—	$—	$—

Class C M&E - 1.65%	$—	$—	$—	$—

Class C M&E - 2.50%	$—	$—	$—	$—

Class D M&E - 1.80%	$—	$—	$—	$—

Class D M&E - 2.50%	$—	$—	$—	$—

Accumulation units outstanding - Service:
Class A M&E - 1.25%	218,526	313,517	50,812	9,314

Class A M&E - 2.35%	—	—	4,436	—

Class A M&E - 2.50%	850	—	3,007	—

Class B M&E - 1.40%	160,356	656,356	207,261	51,238

Class B M&E - 2.50%	—	—	—	146

Class C M&E - 1.65%	100,915	274,940	56,217	22,806

Class C M&E - 2.50%	7,490	434	2,272	—

Class D M&E - 1.80%	16,417	11,615	2,341	—

Class D M&E - 2.50%	—	—	—	—

Class F M&E - 1.25%	661	16,467	168	—

Class G M&E - 1.65%	1,784	42,075	—	—

Class H M&E - 1.40%	—	1,541	342	—

Class I M&E - 1.80%	180	533	350	—

Accumulation unit value - Service:
Class A M&E - 1.25%	$10.915123	$9.867567	$15.183705	$3.746882

Class A M&E - 2.35%	$—	$—	$9.825780	$—

Class A M&E - 2.50%	$10.102596	$9.756045	$10.802645	$—

Class B M&E - 1.40%	$10.809542	$9.772295	$15.036840	$3.710607

Class B M&E - 2.50%	$—	$—	$—	$5.415072

Class C M&E - 1.65%	$10.636135	$9.615838	$14.795677	$3.651059

Class C M&E - 2.50%	$10	$10	$10.758038	$—

Class D M&E - 1.80%	$10.533620	$9.523321	$14.653130	$3.615864

Class D M&E - 2.50%	$—	$—	$—	$—

Class F M&E - 1.25%	$10.915123	$9.867567	$15.183705	$3.746882

Class G M&E - 1.65%	$10.636135	$9.615838	$14.795677	$3.651059

Class H M&E - 1.40%	$10.809542	$9.772295	$15.036840	$3.709321

Class I M&E - 1.80%	$10.533620	$9.523321	$14.653130	$3.615864

See accompanying notes.

21

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Statements of Assets and Liabilities

December 31, 2012

	ProFund VP Small-Cap Subaccount	ProFund VP Europe 30 Subaccount	ProFund VP Oil & Gas Subaccount	ProFund VP UltraSmall-Cap Subaccount
Assets
Investment in securities:
Number of shares - Initial	—	—	—	—

Cost	$—	$—	$—	$—

Number of shares - Service	216,249.568	17,423.143	120,757.229	150,635.127

Cost	$6,205,167	$353,275	$5,800,824	$1,849,395

Investments in mutual funds, Level 1 quoted prices at net asset value	$6,435,587	$376,166	$5,436,490	$2,009,473
Receivable for units sold	262	—	6	—

Total assets	6,435,849	376,166	5,436,496	2,009,473

Liabilities
Payable for units redeemed	—	2	—	4

Total net assets	$6,435,849	$376,164	$5,436,496	$2,009,469

Net Assets:
Deferred annuity contracts terminable by owners	$6,435,849	$376,164	$5,436,496	$2,009,469

Total net assets	$6,435,849	$376,164	$5,436,496	$2,009,469

Accumulation units outstanding - Initial:
Class A M&E - 1.25%	—	—	—	—

Class A M&E - 2.35%	—	—	—	—

Class A M&E - 2.50%	—	—	—	—

Class B M&E - 1.40%	—	—	—	—

Class B M&E - 2.50%	—	—	—	—

Class B M&E - 2.65%	—	—	—	—

Class C M&E - 1.65%	—	—	—	—

Class C M&E - 2.50%	—	—	—	—

Class D M&E - 1.80%	—	—	—	—

Class D M&E - 2.50%	—	—	—	—

See accompanying notes.

22

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Statements of Assets and Liabilities

December 31, 2012

	ProFund VP Small-Cap Subaccount	ProFund VP Europe 30 Subaccount	ProFund VP Oil & Gas Subaccount	ProFund VP UltraSmall-Cap Subaccount
Accumulation unit value - Initial:
Class A M&E - 1.25%	$—	$—	$—	$—

Class A M&E - 2.35%	$—	$—	$—	$—

Class A M&E - 2.50%	$—	$—	$—	$—

Class B M&E - 1.40%	$—	$—	$—	$—

Class B M&E - 2.50%	$—	$—	$—	$—

Class B M&E - 2.65%	$—	$—	$—	$—

Class C M&E - 1.65%	$—	$—	$—	$—

Class C M&E - 2.50%	$—	$—	$—	$—

Class D M&E - 1.80%	$—	$—	$—	$—

Class D M&E - 2.50%	$—	$—	$—	$—

Accumulation units outstanding - Service:
Class A M&E - 1.25%	242,199	28,763	108,314	115,932

Class A M&E - 2.35%	—	—	—	—

Class A M&E - 2.50%	858	—	—	—

Class B M&E - 1.40%	235,470	15,372	274,546	109,197

Class B M&E - 2.50%	—	943	2,841	1,471

Class C M&E - 1.65%	84,901	2,283	147,829	89,567

Class C M&E - 2.50%	7,312	—	—	—

Class D M&E - 1.80%	5,222	—	49,762	10,542

Class D M&E - 2.50%	—	—	—	—

Class F M&E - 1.25%	1,236	—	8,600	—

Class G M&E - 1.65%	1,769	—	176	251

Class H M&E - 1.40%	—	119	1,418	—

Class I M&E - 1.80%	176	306	58	980

Accumulation unit value - Service:
Class A M&E - 1.25%	$11.205654	$7.816244	$9.255095	$6.164886

Class A M&E - 2.35%	$—	$—	$—	$—

Class A M&E - 2.50%	$10.287685	$—	$—	$—

Class B M&E - 1.40%	$11.097242	$7.754767	$9.182348	$6.116354

Class B M&E - 2.50%	$—	$12.110336	$10.979084	$10.667047

Class C M&E - 1.65%	$10.919176	$7.653610	$9.062552	$6.036444

Class C M&E - 2.50%	$11.130054	$—	$9.592218	$—

Class D M&E - 1.80%	$10.813931	$7.593649	$8.991571	$5.989095

Class D M&E - 2.50%	$—	$—	$—	$—

Class F M&E - 1.25%	$11.205654	$7.816244	$9.255095	$6.164886

Class G M&E - 1.65%	$10.919176	$7.653610	$9.062552	$6.036444

Class H M&E - 1.40%	$11.093408	$7.754767	$9.182348	$6.116354

Class I M&E - 1.80%	$10.813931	$7.593649	$8.991571	$5.989095

See accompanying notes.

23

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Statements of Assets and Liabilities

December 31, 2012

	ProFund VP Utilities Subaccount	ProFund VP Consumer Services Subaccount	ProFund VP Pharmaceuticals Subaccount	ProFund VP Small-Cap Value Subaccount
Assets
Investment in securities:
Number of shares - Initial	—	—	—	—

Cost	$—	$—	$—	$—

Number of shares - Service	153,006.882	47,381.647	67,636.669	44,925.374

Cost	$4,986,982	$1,881,672	$1,837,860	$1,315,085

Investments in mutual funds, Level 1 quoted prices at net asset value	$4,847,258	$1,945,017	$1,868,125	$1,366,181
Receivable for units sold	—	—	—	—

Total assets	4,847,258	1,945,017	1,868,125	1,366,181

Liabilities
Payable for units redeemed	4	10	—	26

Total net assets	$4,847,254	$1,945,007	$1,868,125	$1,366,155

Net Assets:
Deferred annuity contracts terminable by owners	$4,847,254	$1,945,007	$1,868,125	$1,366,155

Total net assets	$4,847,254	$1,945,007	$1,868,125	$1,366,155

Accumulation units outstanding - Initial:
Class A M&E - 1.25%	—	—	—	—

Class A M&E - 2.35%	—	—	—	—

Class A M&E - 2.50%	—	—	—	—

Class B M&E - 1.40%	—	—	—	—

Class B M&E - 2.50%	—	—	—	—

Class B M&E - 2.65%	—	—	—	—

Class C M&E - 1.65%	—	—	—	—

Class C M&E - 2.50%	—	—	—	—

Class D M&E - 1.80%	—	—	—	—

Class D M&E - 2.50%	—	—	—	—

See accompanying notes.

24

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Statements of Assets and Liabilities

December 31, 2012

	ProFund VP Utilities Subaccount	ProFund VP Consumer Services Subaccount	ProFund VP Pharmaceuticals Subaccount	ProFund VP Small-Cap Value Subaccount
Accumulation unit value - Initial:
Class A M&E - 1.25%	$—	$—	$—	$—

Class A M&E - 2.35%	$—	$—	$—	$—

Class A M&E - 2.50%	$—	$—	$—	$—

Class B M&E - 1.40%	$—	$—	$—	$—

Class B M&E - 2.50%	$—	$—	$—	$—

Class B M&E - 2.65%	$—	$—	$—	$—

Class C M&E - 1.65%	$—	$—	$—	$—

Class C M&E - 2.50%	$—	$—	$—	$—

Class D M&E - 1.80%	$—	$—	$—	$—

Class D M&E - 2.50%	$—	$—	$—	$—

Accumulation units outstanding - Service:
Class A M&E - 1.25%	110,356	35,805	44,956	52,980

Class A M&E - 2.35%	—	—	—	4,459

Class A M&E - 2.50%	9,688	4,436	5,978	1,675

Class B M&E - 1.40%	243,137	89,464	76,218	46,574

Class B M&E - 2.50%	8,185	2,800	5,715	—

Class C M&E - 1.65%	119,926	24,877	26,228	31,318

Class C M&E - 2.50%	3,877	—	—	—

Class D M&E - 1.80%	3,840	2,780	—	2,451

Class D M&E - 2.50%	—	—	—	—

Class F M&E - 1.25%	2,112	1,978	2,755	249

Class G M&E - 1.65%	121	—	—	—

Class H M&E - 1.40%	691	—	—	776

Class I M&E - 1.80%	2,292	—	1,051	—

Accumulation unit value - Service:
Class A M&E - 1.25%	$9.665323	$12.078670	$11.541193	$9.776687

Class A M&E - 2.35%	$—	$10.812778	$—	$10.028915

Class A M&E - 2.50%	$10.414991	$11.558693	$11.271944	$11.128085

Class B M&E - 1.40%	$9.589393	$11.983754	$11.450483	$9.699822

Class B M&E - 2.50%	$10.561897	$13.714350	$12.102669	$—

Class C M&E - 1.65%	$9.464386	$11.827463	$11.301210	$9.573263

Class C M&E - 2.50%	$10.561897	$—	$10.555245	$—

Class D M&E - 1.80%	$9.390257	$11.734873	$11.212721	$9.498259

Class D M&E - 2.50%	$—	$—	$—	$—

Class F M&E - 1.25%	$9.665323	$12.078670	$11.541193	$9.776687

Class G M&E - 1.65%	$9.464386	$11.827463	$11.301210	$9.573263

Class H M&E - 1.40%	$9.589393	$11.983754	$11.450483	$9.699822

Class I M&E - 1.80%	$9.390257	$11.734873	$11.212721	$9.498259

See accompanying notes.

25

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Statements of Assets and Liabilities

December 31, 2012

	ProFund VP Falling US Dollar Subaccount	ProFund VP Emerging Markets Subaccount	ProFund VP International Subaccount	ProFund VP Asia 30 Subaccount
Assets
Investment in securities:
Number of shares - Initial	—	—	—	—

Cost	$—	$—	$—	$—

Number of shares - Service	7,233.497	274,455.553	204,287.728	48,681.642

Cost	$211,843	$7,022,638	$4,112,686	$2,478,568

Investments in mutual funds, Level 1 quoted prices at net asset value	$205,070	$7,058,997	$4,414,658	$2,371,770
Receivable for units sold	—	—	—	3

Total assets	205,070	7,058,997	4,414,658	2,371,773

Liabilities
Payable for units redeemed	4	31	1	—

Total net assets	$205,066	$7,058,966	$4,414,657	$2,371,773

Net Assets:
Deferred annuity contracts terminable by owners	$205,066	$7,058,966	$4,414,657	$2,371,773

Total net assets	$205,066	$7,058,966	$4,414,657	$2,371,773

Accumulation units outstanding - Initial:
Class A M&E - 1.25%	—	—	—	—

Class A M&E - 2.35%	—	—	—	—

Class A M&E - 2.50%	—	—	—	—

Class B M&E - 1.40%	—	—	—	—

Class B M&E - 2.50%	—	—	—	—

Class B M&E - 2.65%	—	—	—	—

Class C M&E - 1.65%	—	—	—	—

Class C M&E - 2.50%	—	—	—	—

Class D M&E - 1.80%	—	—	—	—

Class D M&E - 2.50%	—	—	—	—

See accompanying notes.

26

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Statements of Assets and Liabilities

December 31, 2012

	ProFund VP Falling US Dollar Subaccount	ProFund VP Emerging Markets Subaccount	ProFund VP International Subaccount	ProFund VP Asia 30 Subaccount
Accumulation unit value - Initial:
Class A M&E - 1.25%	$—	$—	$—	$—

Class A M&E - 2.35%	$—	$—	$—	$—

Class A M&E - 2.50%	$—	$—	$—	$—

Class B M&E - 1.40%	$—	$—	$—	$—

Class B M&E - 2.50%	$—	$—	$—	$—

Class B M&E - 2.65%	$—	$—	$—	$—

Class C M&E - 1.65%	$—	$—	$—	$—

Class C M&E - 2.50%	$—	$—	$—	$—

Class D M&E - 1.80%	$—	$—	$—	$—

Class D M&E - 2.50%	$—	$—	$—	$—

Accumulation units outstanding - Service:
Class A M&E - 1.25%	4,247	216,688	310,096	45,373

Class A M&E - 2.35%	—	—	—	—

Class A M&E - 2.50%	—	—	840	—

Class B M&E - 1.40%	15,319	468,206	142,285	156,288

Class B M&E - 2.50%	—	1,174	—	206

Class C M&E - 1.65%	1,756	153,854	147,102	87,165

Class C M&E - 2.50%	—	813	10,206	297

Class D M&E - 1.80%	340	4,738	8,493	6,581

Class D M&E - 2.50%	—	—	—	—

Class F M&E - 1.25%	—	12,045	2,331	293

Class G M&E - 1.65%	—	6,720	3,693	2,646

Class H M&E - 1.40%	878	1,769	—	169

Class I M&E - 1.80%	—	759	327	533

Accumulation unit value - Service:
Class A M&E - 1.25%	$9.168485	$8.210388	$7.047151	$8.002618

Class A M&E - 2.35%	$—	$—	$—	$—

Class A M&E - 2.50%	$—	$—	$10.607589	$—

Class B M&E - 1.40%	$9.096403	$8.145803	$6.991730	$7.939673

Class B M&E - 2.50%	$—	$8.733892	$—	$9.619844

Class C M&E - 1.65%	$8.977788	$8.039505	$6.900492	$7.836100

Class C M&E - 2.50%	$—	$9.373375	$10.607589	$10.322457

Class D M&E - 1.80%	$8.907517	$7.976525	$6.846433	$7.774670

Class D M&E - 2.50%	$—	$—	$—	$—

Class F M&E - 1.25%	$9.168485	$8.210388	$7.047151	$8.002618

Class G M&E - 1.65%	$8.977788	$8.039505	$6.900492	$7.836100

Class H M&E - 1.40%	$9.096403	$8.145803	$6.991730	$7.939673

Class I M&E - 1.80%	$8.907517	$7.976525	$6.846433	$7.774670

See accompanying notes.

27

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Statements of Assets and Liabilities

December 31, 2012

	ProFund VP Japan Subaccount	ProFund VP Short NASDAQ-100 Subaccount	ProFund VP U.S. Government Plus Subaccount	ProFund VP Basic Materials Subaccount
Assets
Investment in securities:
Number of shares - Initial	—	—	—	—

Cost	$—	$—	$—	$—

Number of shares - Service	6,896.985	108,741.003	133,749.758	69,454.292

Cost	$75,489	$771,142	$3,263,083	$3,336,189

Investments in mutual funds, Level 1 quoted prices at net asset value	$87,937	$747,051	$3,074,907	$3,283,799
Receivable for units sold	1	43	300	—

Total assets	87,938	747,094	3,075,207	3,283,799

Liabilities
Payable for units redeemed	—	—	—	12

Total net assets	$87,938	$747,094	$3,075,207	$3,283,787

Net Assets:
Deferred annuity contracts terminable by owners	$87,938	$747,094	$3,075,207	$3,283,787

Total net assets	$87,938	$747,094	$3,075,207	$3,283,787

Accumulation units outstanding - Initial:
Class A M&E - 1.25%	—	—	—	—

Class A M&E - 2.35%	—	—	—	—

Class A M&E - 2.50%	—	—	—	—

Class B M&E - 1.40%	—	—	—	—

Class B M&E - 2.50%	—	—	—	—

Class B M&E - 2.65%	—	—	—	—

Class C M&E - 1.65%	—	—	—	—

Class C M&E - 2.50%	—	—	—	—

Class D M&E - 1.80%	—	—	—	—

Class D M&E - 2.50%	—	—	—	—

See accompanying notes.

28

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Statements of Assets and Liabilities

December 31, 2012

	ProFund VP Japan Subaccount	ProFund VP Short NASDAQ-100 Subaccount	ProFund VP U.S. Government Plus Subaccount	ProFund VP Basic Materials Subaccount
Accumulation unit value - Initial:
Class A M&E - 1.25%	$—	$—	$—	$—

Class A M&E - 2.35%	$—	$—	$—	$—

Class A M&E - 2.50%	$—	$—	$—	$—

Class B M&E - 1.40%	$—	$—	$—	$—

Class B M&E - 2.50%	$—	$—	$—	$—

Class B M&E - 2.65%	$—	$—	$—	$—

Class C M&E - 1.65%	$—	$—	$—	$—

Class C M&E - 2.50%	$—	$—	$—	$—

Class D M&E - 1.80%	$—	$—	$—	$—

Class D M&E - 2.50%	$—	$—	$—	$—

Accumulation units outstanding - Service:
Class A M&E - 1.25%	4,756	28,873	71,361	82,053

Class A M&E - 2.35%	4,604	—	—	—

Class A M&E - 2.50%	—	—	—	—

Class B M&E - 1.40%	2,121	59,693	78,543	179,830

Class B M&E - 2.50%	—	295	1,365	1,840

Class C M&E - 1.65%	934	62,886	33,635	46,342

Class C M&E - 2.50%	—	—	1,241	841

Class D M&E - 1.80%	—	6,559	1,072	22,637

Class D M&E - 2.50%	—	—	—	—

Class F M&E - 1.25%	54	—	354	5,155

Class G M&E - 1.65%	—	—	—	—

Class H M&E - 1.40%	—	5,703	1,662	1,102

Class I M&E - 1.80%	—	38	928	507

Accumulation unit value - Service:
Class A M&E - 1.25%	$5.242191	$4.608854	$16.379329	$9.731139

Class A M&E - 2.35%	$10.188231	$—	$—	$—

Class A M&E - 2.50%	$—	$—	$9.391731	$—

Class B M&E - 1.40%	$5.200955	$4.572615	$16.250759	$9.654577

Class B M&E - 2.50%	$—	$5.587470	$10.474299	$10.815631

Class C M&E - 1.65%	$5.133088	$4.512954	$16.039096	$9.528611

Class C M&E - 2.50%	$—	$—	$9.338250	$9.582141

Class D M&E - 1.80%	$5.092856	$4.477625	$15.913635	$9.453975

Class D M&E - 2.50%	$—	$—	$—	$—

Class F M&E - 1.25%	$5.242191	$4.608854	$16.379329	$9.731139

Class G M&E - 1.65%	$5.133088	$4.512954	$16.039096	$9.528611

Class H M&E - 1.40%	$5.200955	$4.572615	$16.250759	$9.654577

Class I M&E - 1.80%	$5.092856	$4.477625	$15.913635	$9.453975

See accompanying notes.

29

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Statements of Assets and Liabilities

December 31, 2012

	ProFund VP Financials Subaccount	ProFund VP Precious Metals Subaccount	ProFund VP Telecommunications Subaccount	ProFund VP Mid-Cap Subaccount
Assets
Investment in securities:
Number of shares - Initial	—	—	—	—

Cost	$—	$—	$—	$—

Number of shares - Service	67,137.817	160,957.258	469,834.709	263,692.845

Cost	$1,324,589	$6,871,628	$3,848,050	$7,131,655

Investments in mutual funds, Level 1 quoted prices at net asset value	$1,428,021	$6,108,328	$3,923,120	$7,214,636
Receivable for units sold	—	—	—	—

Total assets	1,428,021	6,108,328	3,923,120	7,214,636

Liabilities
Payable for units redeemed	5	1	2	3

Total net assets	$1,428,016	$6,108,327	$3,923,118	$7,214,633

Net Assets:
Deferred annuity contracts terminable by owners	$1,428,016	$6,108,327	$3,923,118	$7,214,633

Total net assets	$1,428,016	$6,108,327	$3,923,118	$7,214,633

Accumulation units outstanding - Initial:
Class A M&E - 1.25%	—	—	—	—

Class A M&E - 2.35%	—	—	—	—

Class A M&E - 2.50%	—	—	—	—

Class B M&E - 1.40%	—	—	—	—

Class B M&E - 2.50%	—	—	—	—

Class B M&E - 2.65%	—	—	—	—

Class C M&E - 1.65%	—	—	—	—

Class C M&E - 2.50%	—	—	—	—

Class D M&E - 1.80%	—	—	—	—

Class D M&E - 2.50%	—	—	—	—

See accompanying notes.

30

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Statements of Assets and Liabilities

December 31, 2012

	ProFund VP Financials Subaccount	ProFund VP Precious Metals Subaccount	ProFund VP Telecommunications Subaccount	ProFund VP Mid-Cap Subaccount
Accumulation unit value - Initial:
Class A M&E - 1.25%	$—	$—	$—	$—

Class A M&E - 2.35%	$—	$—	$—	$—

Class A M&E - 2.50%	$—	$—	$—	$—

Class B M&E - 1.40%	$—	$—	$—	$—

Class B M&E - 2.50%	$—	$—	$—	$—

Class B M&E - 2.65%	$—	$—	$—	$—

Class C M&E - 1.65%	$—	$—	$—	$—

Class C M&E - 2.50%	$—	$—	$—	$—

Class D M&E - 1.80%	$—	$—	$—	$—

Class D M&E - 2.50%	$—	$—	$—	$—

Accumulation units outstanding - Service:
Class A M&E - 1.25%	67,905	129,765	76,208	249,319

Class A M&E - 2.35%	3,934	—	—	—

Class A M&E - 2.50%	—	—	7,656	—

Class B M&E - 1.40%	130,149	369,731	223,340	297,963

Class B M&E - 2.50%	475	3,054	4,152	12,598

Class C M&E - 1.65%	50,125	118,401	138,344	133,645

Class C M&E - 2.50%	—	3,109	1,459	7,228

Class D M&E - 1.80%	1,389	11,544	205	261

Class D M&E - 2.50%	—	—	—	—

Class F M&E - 1.25%	2,083	8,188	1,731	1,199

Class G M&E - 1.65%	—	141	154	1,821

Class H M&E - 1.40%	810	2,735	—	519

Class I M&E - 1.80%	238	490	—	247

Accumulation unit value - Service:
Class A M&E - 1.25%	$5.509355	$9.522362	$8.668244	$10.314012

Class A M&E - 2.35%	$10.825398	$—	$—	$—

Class A M&E - 2.50%	$—	$—	$10.765033	$—

Class B M&E - 1.40%	$5.465971	$9.447469	$8.600105	$10.232956

Class B M&E - 2.50%	$10.332340	$9.800685	$12.047627	$10.113770

Class C M&E - 1.65%	$5.394570	$9.324158	$8.487948	$10.099447

Class C M&E - 2.50%	$10.186105	$9.412828	$11.675566	$10

Class D M&E - 1.80%	$5.352293	$9.251083	$8.421525	$10.020350

Class D M&E - 2.50%	$—	$—	$—	$—

Class F M&E - 1.25%	$5.509355	$9.522362	$8.668244	$10.314012

Class G M&E - 1.65%	$5.394570	$9.324158	$8.487948	$10.099447

Class H M&E - 1.40%	$5.465971	$9.447469	$8.600105	$10.232956

Class I M&E - 1.80%	$5.352293	$9.251083	$8.421525	$10.020350

See accompanying notes.

31

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Statements of Assets and Liabilities

December 31, 2012

	ProFund VP Short Emerging Markets Subaccount	ProFund VP Short International Subaccount	Fidelity VIP Contrafund® - SC II Subaccount	Fidelity VIP Equity- Income - SC II Subaccount
Assets
Investment in securities:
Number of shares - Initial	—	—	—	—

Cost	$—	$—	$—	$—

Number of shares - Service	19,893.767	21,524.751	945,253.894	513,825.067

Cost	$291,103	$433,464	$23,122,186	$9,681,192

Investments in mutual funds, Level 1 quoted prices at net asset value	$258,619	$350,423	$24,576,601	$10,081,248
Receivable for units sold	1	11	—	—

Total assets	258,620	350,434	24,576,601	10,081,248

Liabilities
Payable for units redeemed	—	—	269	330

Total net assets	$258,620	$350,434	$24,576,332	$10,080,918

Net Assets:
Deferred annuity contracts terminable by owners	$258,620	$350,434	$24,576,332	$10,080,918

Total net assets	$258,620	$350,434	$24,576,332	$10,080,918

Accumulation units outstanding - Initial:
Class A M&E - 1.25%	—	—	—	—

Class A M&E - 2.35%	—	—	—	—

Class A M&E - 2.50%	—	—	—	—

Class B M&E - 1.40%	—	—	—	—

Class B M&E - 2.50%	—	—	—	—

Class B M&E - 2.65%	—	—	—	—

Class C M&E - 1.65%	—	—	—	—

Class C M&E - 2.50%	—	—	—	—

Class D M&E - 1.80%	—	—	—	—

Class D M&E - 2.50%	—	—	—	—

See accompanying notes.

32

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Statements of Assets and Liabilities

December 31, 2012

	ProFund VP Short Emerging Markets Subaccount	ProFund VP Short International Subaccount	Fidelity VIP Contrafund® - SC II Subaccount	Fidelity VIP Equity- Income - SC II Subaccount
Accumulation unit value - Initial:
Class A M&E - 1.25%	$—	$—	$—	$—

Class A M&E - 2.35%	$—	$—	$—	$—

Class A M&E - 2.50%	$—	$—	$—	$—

Class B M&E - 1.40%	$—	$—	$—	$—

Class B M&E - 2.50%	$—	$—	$—	$—

Class B M&E - 2.65%	$—	$—	$—	$—

Class C M&E - 1.65%	$—	$—	$—	$—

Class C M&E - 2.50%	$—	$—	$—	$—

Class D M&E - 1.80%	$—	$—	$—	$—

Class D M&E - 2.50%	$—	$—	$—	$—

Accumulation units outstanding - Service:
Class A M&E - 1.25%	11,223	36,773	511,031	206,586

Class A M&E - 2.35%	—	—	—	2,355

Class A M&E - 2.50%	—	—	—	—

Class B M&E - 1.40%	39,404	14,323	930,277	398,204

Class B M&E - 2.50%	1,969	—	15,302	8,911

Class C M&E - 1.65%	8,545	5,774	236,090	114,455

Class C M&E - 2.50%	—	—	270	—

Class D M&E - 1.80%	166	—	8,204	13,967

Class D M&E - 2.50%	—	—	2,097	—

Class F M&E - 1.25%	—	—	—	—

Class G M&E - 1.65%	—	—	—	—

Class H M&E - 1.40%	—	67	—	—

Class I M&E - 1.80%	312	37	—	—

Accumulation unit value - Service:
Class A M&E - 1.25%	$4.124924	$6.176270	$14.714552	$13.825784

Class A M&E - 2.35%	$—	$—	$—	$10.869865

Class A M&E - 2.50%	$—	$—	$—	$—

Class B M&E - 1.40%	$4.092505	$6.127722	$14.438626	$13.566541

Class B M&E - 2.50%	$7.435863	$—	$11.905249	$12.574331

Class C M&E - 1.65%	$4.039109	$6.047806	$13.991222	$13.146115

Class C M&E - 2.50%	$—	$—	$10.231132	$—

Class D M&E - 1.80%	$4.007473	$6.000447	$13.729790	$12.900336

Class D M&E - 2.50%	$—	$—	$11.468074	$—

Class F M&E - 1.25%	$4.124924	$6.176270	$—	$—

Class G M&E - 1.65%	$4.039109	$6.047806	$—	$—

Class H M&E - 1.40%	$4.092505	$6.127722	$—	$—

Class I M&E - 1.80%	$4.007473	$6.000447	$—	$—

See accompanying notes.

33

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Statements of Assets and Liabilities

December 31, 2012

	Fidelity VIP Growth Opportunities - SC II Subaccount	Fidelity VIP Index 500 - SC II Subaccount
Assets
Investment in securities:
Number of shares - Initial	—	—

Cost	$—	$—

Number of shares - Service	151,306.286	1,673.457

Cost	$2,428,493	$215,191

Investments in mutual funds, Level 1 quoted prices at net asset value	$3,268,216	$240,392
Receivable for units sold	—	—

Total assets	3,268,216	240,392

Liabilities
Payable for units redeemed	111	28

Total net assets	$3,268,105	$240,364

Net Assets:
Deferred annuity contracts terminable by owners	$3,268,105	$240,364

Total net assets	$3,268,105	$240,364

Accumulation units outstanding - Initial:
Class A M&E - 1.25%	—	—

Class A M&E - 2.35%	—	—

Class A M&E - 2.50%	—	—

Class B M&E - 1.40%	—	—

Class B M&E - 2.50%	—	—

Class B M&E - 2.65%	—	—

Class C M&E - 1.65%	—	—

Class C M&E - 2.50%	—	—

Class D M&E - 1.80%	—	—

Class D M&E - 2.50%	—	—

See accompanying notes.

34

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Statements of Assets and Liabilities

December 31, 2012

	Fidelity VIP Growth Opportunities - SC II Subaccount	Fidelity VIP Index 500 - SC II Subaccount
Accumulation unit value - Initial:
Class A M&E - 1.25%	$—	$—

Class A M&E - 2.35%	$—	$—

Class A M&E - 2.50%	$—	$—

Class B M&E - 1.40%	$—	$—

Class B M&E - 2.50%	$—	$—

Class B M&E - 2.65%	$—	$—

Class C M&E - 1.65%	$—	$—

Class C M&E - 2.50%	$—	$—

Class D M&E - 1.80%	$—	$—

Class D M&E - 2.50%	$—	$—

Accumulation units outstanding - Service:
Class A M&E - 1.25%	95,569	—

Class A M&E - 2.35%	—	—

Class A M&E - 2.50%	—	—

Class B M&E - 1.40%	208,397	—

Class B M&E - 2.50%	3,069	—

Class C M&E - 1.65%	46,886	—

Class C M&E - 2.50%	—	—

Class D M&E - 1.80%	2,360	—

Class D M&E - 2.50%	—	—

Class F M&E - 1.25%	—	—

Class G M&E - 1.65%	—	—

Class H M&E - 1.40%	—	364

Class I M&E - 1.80%	—	18,311

Accumulation unit value - Service:
Class A M&E - 1.25%	$9.324910	$—

Class A M&E - 2.35%	$—	$—

Class A M&E - 2.50%	$—	$—

Class B M&E - 1.40%	$9.150025	$—

Class B M&E - 2.50%	$11.028412	$—

Class C M&E - 1.65%	$8.866418	$—

Class C M&E - 2.50%	$—	$—

Class D M&E - 1.80%	$8.700689	$—

Class D M&E - 2.50%	$—	$—

Class F M&E - 1.25%	$—	$—

Class G M&E - 1.65%	$—	$—

Class H M&E - 1.40%	$—	$13.312813

Class I M&E - 1.80%	$—	$12.861827

See accompanying notes.

35

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2011 and 2012, Except as Noted

	TA JPMorgan Core Bond Subaccount	TA Asset Allocation - Conservative Subaccount	TA Asset Allocation - Growth Subaccount	TA Asset Allocation - Moderate Growth Subaccount
Net Assets as of January 1, 2011	$73,961,537	$115,743,648	$137,184,616	$262,881,345

Investment income:
Dividends	3,299,568	2,887,185	1,504,775	5,027,408
Investment expenses:
Mortality and expense risk and other charges	1,024,078	1,545,899	1,765,659	3,480,354

Net investment income (loss)	2,275,490	1,341,286	(260,884)	1,547,054

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	99,427	—	—	—
Realized gain (loss) on investments	1,706,309	(1,231,627)	(12,518,408)	(1,455,598)

Net realized capital gains (losses) on investments	1,805,736	(1,231,627)	(12,518,408)	(1,455,598)
Net change in unrealized appreciation (depreciation)	330,558	1,337,148	4,673,182	(7,785,810)

Net gain (loss) on investment	2,136,294	105,521	(7,845,226)	(9,241,408)

Increase (decrease) in net assets from operations	4,411,784	1,446,807	(8,106,110)	(7,694,354)

Increase (decrease) in net assets from contract transactions	82,683	(15,673,700)	(20,374,708)	(31,814,542)

Total increase (decrease) in net assets	4,494,467	(14,226,893)	(28,480,818)	(39,508,896)

Net Assets as of December 31, 2011	$78,456,004	$101,516,755	$108,703,798	$223,372,449

Investment income:
Dividends	2,122,174	3,267,430	1,413,174	5,476,444
Investment expenses:
Mortality and expense risk and other charges	1,106,153	1,520,501	1,537,071	3,192,090

Net investment income (loss)	1,016,021	1,746,929	(123,897)	2,284,354

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	32,605	—	—	—
Realized gain (loss) on investments	1,672,499	3,007,078	(11,489,380)	(979,962)

Net realized capital gains (losses) on investments	1,705,104	3,007,078	(11,489,380)	(979,962)
Net change in unrealized appreciation (depreciation)	58,841	1,324,020	23,032,234	18,058,399

Net gain (loss) on investment	1,763,945	4,331,098	11,542,854	17,078,437

Increase (decrease) in net assets from operations	2,779,966	6,078,027	11,418,957	19,362,791

Increase (decrease) in net assets from contract transactions	(6,051,269)	(5,393,452)	(16,490,746)	(29,897,876)

Total increase (decrease) in net assets	(3,271,303)	684,575	(5,071,789)	(10,535,085)

Net Assets as of December 31, 2012	$75,184,701	$102,201,330	$103,632,009	$212,837,364

See accompanying notes.

(1)	See footnote 1

36

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2011 and 2012, Except as Noted

	TA Asset Allocation - Moderate Subaccount	TA International Moderate Growth Subaccount	TA MFS International Equity Subaccount	TA Clarion Global Real Estate Securities Subaccount
Net Assets as of January 1, 2011	$231,982,474	$8,274,495	$53,557,578	$45,292,655

Investment income:
Dividends	4,676,005	166,952	576,351	3,019,254
Investment expenses:
Mortality and expense risk and other charges	3,025,028	109,820	663,665	602,143

Net investment income (loss)	1,650,977	57,132	(87,314)	2,417,111

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Realized gain (loss) on investments	(5,725,590)	(289,603)	(3,326,919)	(6,219,924)

Net realized capital gains (losses) on investments	(5,725,590)	(289,603)	(3,326,919)	(6,219,924)
Net change in unrealized appreciation (depreciation)	3,108,268	(466,853)	(1,906,836)	467,241

Net gain (loss) on investment	(2,617,322)	(756,456)	(5,233,755)	(5,752,683)

Increase (decrease) in net assets from operations	(966,345)	(699,324)	(5,321,069)	(3,335,572)

Increase (decrease) in net assets from contract transactions	(43,520,496)	(686,882)	(7,840,497)	(4,520,253)

Total increase (decrease) in net assets	(44,486,841)	(1,386,206)	(13,161,566)	(7,855,825)

Net Assets as of December 31, 2011	$187,495,633	$6,888,289	$40,396,012	$37,436,830

Investment income:
Dividends	4,719,682	202,221	705,731	1,647,824
Investment expenses:
Mortality and expense risk and other charges	2,603,885	95,190	614,024	574,722

Net investment income (loss)	2,115,797	107,031	91,707	1,073,102

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Realized gain (loss) on investments	(2,567,740)	100,325	(2,626,275)	(106,119)

Net realized capital gains (losses) on investments	(2,567,740)	100,325	(2,626,275)	(106,119)
Net change in unrealized appreciation (depreciation)	14,335,261	500,203	10,220,805	7,630,461

Net gain (loss) on investment	11,767,521	600,528	7,594,530	7,524,342

Increase (decrease) in net assets from operations	13,883,318	707,559	7,686,237	8,597,444

Increase (decrease) in net assets from contract transactions	(29,706,258)	(1,442,297)	(2,516,123)	(4,634,393)

Total increase (decrease) in net assets	(15,822,940)	(734,738)	5,170,114	3,963,051

Net Assets as of December 31, 2012	$171,672,693	$6,153,551	$45,566,126	$41,399,881

See accompanying notes.

(1)	See footnote 1

37

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2011 and 2012, Except as Noted

	TA JPMorgan Tactical Allocation Subaccount	TA JPMorgan Mid Cap Value Subaccount	TA JPMorgan Enhanced Index Subaccount	TA BlackRock Large Cap Value Subaccount
Net Assets as of January 1, 2011	$76,889,231	$19,044,078	$8,551,726	$85,757,038

Investment income:
Dividends	1,228,458	201,286	114,165	1,388,428
Investment expenses:
Mortality and expense risk and other charges	959,960	249,440	127,358	1,112,449

Net investment income (loss)	268,498	(48,154)	(13,193)	275,979

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Realized gain (loss) on investments	(4,514,500)	(19,795)	123,836	(3,628,632)

Net realized capital gains (losses) on investments	(4,514,500)	(19,795)	123,836	(3,628,632)
Net change in unrealized appreciation (depreciation)	5,823,033	173,753	(287,828)	4,802,182

Net gain (loss) on investment	1,308,533	153,958	(163,992)	1,173,550

Increase (decrease) in net assets from operations	1,577,031	105,804	(177,185)	1,449,529

Increase (decrease) in net assets from contract transactions	(12,976,292)	(2,719,012)	1,144,681	(13,186,631)

Total increase (decrease) in net assets	(11,399,261)	(2,613,208)	967,496	(11,737,102)

Net Assets as of December 31, 2011	$65,489,970	$16,430,870	$9,519,222	$74,019,936

Investment income:
Dividends	377,772	126,531	130,405	1,294,218
Investment expenses:
Mortality and expense risk and other charges	869,845	238,792	191,229	1,016,746

Net investment income (loss)	(492,073)	(112,261)	(60,824)	277,472

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Realized gain (loss) on investments	(3,108,145)	244,026	717,332	2,301,108

Net realized capital gains (losses) on investments	(3,108,145)	244,026	717,332	2,301,108
Net change in unrealized appreciation (depreciation)	7,466,959	2,800,605	749,240	4,472,917

Net gain (loss) on investment	4,358,814	3,044,631	1,466,572	6,774,025

Increase (decrease) in net assets from operations	3,866,741	2,932,370	1,405,748	7,051,497

Increase (decrease) in net assets from contract transactions	(10,416,415)	(2,596,670)	2,152,195	(10,425,321)

Total increase (decrease) in net assets	(6,549,674)	335,700	3,557,943	(3,373,824)

Net Assets as of December 31, 2012	$58,940,296	$16,766,570	$13,077,165	$70,646,112

See accompanying notes.

(1)	See footnote 1

38

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2011 and 2012, Except as Noted

	TA AEGON High Yield Bond Subaccount	TA PIMCO Total Return Subaccount	TA Morgan Stanley Capital Growth Subaccount	TA T. Rowe Price Small Cap Subaccount
Net Assets as of January 1, 2011	$29,324,512	$72,299,683	$37,461,696	$30,361,027

Investment income:
Dividends	1,235,310	1,630,092	—	—
Investment expenses:
Mortality and expense risk and other charges	359,506	923,643	487,520	419,342

Net investment income (loss)	875,804	706,449	(487,520)	(419,342)

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	1,739,940	—	—
Realized gain (loss) on investments	253,293	1,194,357	(974,291)	2,737,958

Net realized capital gains (losses) on investments	253,293	2,934,297	(974,291)	2,737,958
Net change in unrealized appreciation (depreciation)	(160,161)	(686,788)	(723,741)	(2,403,204)

Net gain (loss) on investment	93,132	2,247,509	(1,698,032)	334,754

Increase (decrease) in net assets from operations	968,936	2,953,958	(2,185,552)	(84,588)

Increase (decrease) in net assets from contract transactions	(6,067,227)	(7,494,943)	(5,419,465)	(4,467,803)

Total increase (decrease) in net assets	(5,098,291)	(4,540,985)	(7,605,017)	(4,552,391)

Net Assets as of December 31, 2011	$24,226,221	$67,758,698	$29,856,679	$25,808,636

Investment income:
Dividends	1,689,681	2,933,836	—	—
Investment expenses:
Mortality and expense risk and other charges	363,387	996,647	435,844	422,474

Net investment income (loss)	1,326,294	1,937,189	(435,844)	(422,474)

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	5,654,704	2,112,532
Realized gain (loss) on investments	492,534	788,204	(1,135,586)	3,597,297

Net realized capital gains (losses) on investments	492,534	788,204	4,519,118	5,709,829
Net change in unrealized appreciation (depreciation)	1,954,040	1,336,289	(103,150)	(1,753,822)

Net gain (loss) on investment	2,446,574	2,124,493	4,415,968	3,956,007

Increase (decrease) in net assets from operations	3,772,868	4,061,682	3,980,124	3,533,533

Increase (decrease) in net assets from contract transactions	236,213	5,723,537	(4,721,904)	(495,023)

Total increase (decrease) in net assets	4,009,081	9,785,219	(741,780)	3,038,510

Net Assets as of December 31, 2012	$28,235,302	$77,543,917	$29,114,899	$28,847,146

See accompanying notes.

(1)	See footnote 1

39

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2011 and 2012, Except as Noted

	TA Third Avenue Value Subaccount	TA Multi-Managed Balanced Subaccount	TA AllianceBernstein Dynamic Allocation Subaccount	TA WMC Diversified Growth Subaccount
Net Assets as of January 1, 2011	$90,067,111	$138,903,915	$12,413,613	$315,556,696

Investment income:
Dividends	4,040,028	3,008,968	89,236	1,105,491
Investment expenses:
Mortality and expense risk and other charges	1,126,936	1,792,930	171,525	3,911,006

Net investment income (loss)	2,913,092	1,216,038	(82,289)	(2,805,515)

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Realized gain (loss) on investments	(13,860,129)	3,357,222	(512,997)	(5,421,745)

Net realized capital gains (losses) on investments	(13,860,129)	3,357,222	(512,997)	(5,421,745)
Net change in unrealized appreciation (depreciation)	(1,780,548)	(1,065,509)	651,975	(5,726,498)

Net gain (loss) on investment	(15,640,677)	2,291,713	138,978	(11,148,243)

Increase (decrease) in net assets from operations	(12,727,585)	3,507,751	56,689	(13,953,758)

Increase (decrease) in net assets from contract transactions	(11,693,831)	(17,281,082)	(2,199,728)	70,734,856

Total increase (decrease) in net assets	(24,421,416)	(13,773,331)	(2,143,039)	56,781,098

Net Assets as of December 31, 2011	$65,645,695	$125,130,584	$10,270,574	$372,337,794

Investment income:
Dividends	—	2,065,688	56,815	1,188,504
Investment expenses:
Mortality and expense risk and other charges	929,210	1,729,678	105,002	5,173,480

Net investment income (loss)	(929,210)	336,010	(48,187)	(3,984,976)

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	19,138,462	—	—
Realized gain (loss) on investments	(3,822,553)	2,957,170	528,687	(3,287,966)

Net realized capital gains (losses) on investments	(3,822,553)	22,095,632	528,687	(3,287,966)
Net change in unrealized appreciation (depreciation)	16,383,631	(9,047,772)	(116,235)	50,545,777

Net gain (loss) on investment	12,561,078	13,047,860	412,452	47,257,811

Increase (decrease) in net assets from operations	11,631,868	13,383,870	364,265	43,272,835

Increase (decrease) in net assets from contract transactions	(12,142,443)	(15,488,689)	(5,173,809)	(52,006,729)

Total increase (decrease) in net assets	(510,575)	(2,104,819)	(4,809,544)	(8,733,894)

Net Assets as of December 31, 2012	$65,135,120	$123,025,765	$5,461,030	$363,603,900

See accompanying notes.

(1)	See footnote 1

40

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2011 and 2012, Except as Noted

	TA AEGON Money Market Subaccount	TA Systematic Small/Mid Cap Value Subaccount	TA AEGON U.S. Government Securities Subaccount	TA Morgan Stanley Mid-Cap Growth Subaccount
Net Assets as of January 1, 2011	$78,286,740	$35,198,639	$22,180,202	$141,463,327

Investment income:
Dividends	3,976	45,274	545,327	428,800
Investment expenses:
Mortality and expense risk and other charges	1,086,686	463,863	272,208	1,837,041

Net investment income (loss)	(1,082,710)	(418,589)	273,119	(1,408,241)

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	337,318	—
Realized gain (loss) on investments	—	4,079,609	259,047	2,051,093

Net realized capital gains (losses) on investments	—	4,079,609	596,365	2,051,093
Net change in unrealized appreciation (depreciation)	—	(4,723,077)	259,137	(10,869,917)

Net gain (loss) on investment	—	(643,468)	855,502	(8,818,824)

Increase (decrease) in net assets from operations	(1,082,710)	(1,062,057)	1,128,621	(10,227,065)

Increase (decrease) in net assets from contract transactions	2,449,213	(2,627,083)	(1,019,670)	15,910,703

Total increase (decrease) in net assets	1,366,503	(3,689,140)	108,951	5,683,638

Net Assets as of December 31, 2011	$79,653,243	$31,509,499	$22,289,153	$147,146,965

Investment income:
Dividends	3,163	143,602	292,382	—
Investment expenses:
Mortality and expense risk and other charges	864,161	415,001	258,567	1,961,133

Net investment income (loss)	(860,998)	(271,399)	33,815	(1,961,133)

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	7,024,378	426,145	7,134,429
Realized gain (loss) on investments	—	2,210,901	194,785	810,522

Net realized capital gains (losses) on investments	—	9,235,279	620,930	7,944,951
Net change in unrealized appreciation (depreciation)	—	(4,879,222)	6,807	4,961,414

Net gain (loss) on investment	—	4,356,057	627,737	12,906,365

Increase (decrease) in net assets from operations	(860,998)	4,084,658	661,552	10,945,232

Increase (decrease) in net assets from contract transactions	(20,547,618)	(8,448,284)	(5,310,021)	(24,628,130)

Total increase (decrease) in net assets	(21,408,616)	(4,363,626)	(4,648,469)	(13,682,898)

Net Assets as of December 31, 2012	$58,244,627	$27,145,873	$17,640,684	$133,464,067

See accompanying notes.

(1)	See footnote 1

41

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2011 and 2012, Except as Noted

	TA Vanguard ETF Index - Balanced - SC Subaccount	TA Vanguard ETF Index - Growth - SC Subaccount	TA Multi Managed Large-Cap Core Subaccount	TA Jennison Growth Subaccount(1)
Net Assets as of January 1, 2011	$455,799	$2,585,108	$14,824,716	$16,637,818

Investment income:
Dividends	5,726	35,810	122,080	21,392
Investment expenses:
Mortality and expense risk and other charges	7,106	35,815	232,889	242,936

Net investment income (loss)	(1,380)	(5)	(110,809)	(221,544)

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	6,070	25,907	—	—
Realized gain (loss) on investments	6,076	6,258	1,032,126	516,765

Net realized capital gains (losses) on investments	12,146	32,165	1,032,126	516,765
Net change in unrealized appreciation (depreciation)	(11,643)	(102,477)	(1,627,822)	(1,179,592)

Net gain (loss) on investment	503	(70,312)	(595,696)	(662,827)

Increase (decrease) in net assets from operations	(877)	(70,317)	(706,505)	(884,371)

Increase (decrease) in net assets from contract transactions	65,970	(101,177)	1,486,683	1,402,892

Total increase (decrease) in net assets	65,093	(171,494)	780,178	518,521

Net Assets as of December 31, 2011	$520,892	$2,413,614	$15,604,894	$17,156,339

Investment income:
Dividends	10,230	41,486	148,798	12,600
Investment expenses:
Mortality and expense risk and other charges	10,966	35,905	247,199	264,982

Net investment income (loss)	(736)	5,581	(98,401)	(252,382)

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	20,832	211,615	—	1,297,589
Realized gain (loss) on investments	8,319	25,956	1,290,521	937,415

Net realized capital gains (losses) on investments	29,151	237,571	1,290,521	2,235,004
Net change in unrealized appreciation (depreciation)	24,647	(2,472)	1,227,519	413,651

Net gain (loss) on investment	53,798	235,099	2,518,040	2,648,655

Increase (decrease) in net assets from operations	53,062	240,680	2,419,639	2,396,273

Increase (decrease) in net assets from contract transactions	422,728	74,153	(219,844)	(2,250,912)

Total increase (decrease) in net assets	475,790	314,833	2,199,795	145,361

Net Assets as of December 31, 2012	$996,682	$2,728,447	$17,804,689	$17,301,700

See accompanying notes.

(1)	See footnote 1

42

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2011 and 2012, Except as Noted

	TA Janus Balanced - SC Subaccount	TA PIMCO Tactical - Balanced - SC Subaccount	TA PIMCO Tactical - Growth - SC Subaccount	TA PIMCO Tactical - Conservative - SC Subaccount
Net Assets as of January 1, 2011	$1,658,369	$3,540,922	$818,222	$2,356,550

Investment income:
Dividends	2,620	41,417	9,148	35,857
Investment expenses:
Mortality and expense risk and other charges	22,577	47,324	9,480	39,635

Net investment income (loss)	(19,957)	(5,907)	(332)	(3,778)

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	45	—
Realized gain (loss) on investments	(2,810)	(13,794)	(9,187)	(5,474)

Net realized capital gains (losses) on investments	(2,810)	(13,794)	(9,142)	(5,474)
Net change in unrealized appreciation (depreciation)	(207,816)	(133,547)	(74,049)	(246,983)

Net gain (loss) on investment	(210,626)	(147,341)	(83,191)	(252,457)

Increase (decrease) in net assets from operations	(230,583)	(153,248)	(83,523)	(256,235)

Increase (decrease) in net assets from contract transactions	(106,138)	(87,728)	(159,594)	581,132

Total increase (decrease) in net assets	(336,721)	(240,976)	(243,117)	324,897

Net Assets as of December 31, 2011	$1,321,648	$3,299,946	$575,105	$2,681,447

Investment income:
Dividends	—	34,434	2,673	26,948
Investment expenses:
Mortality and expense risk and other charges	18,199	29,040	7,222	34,105

Net investment income (loss)	(18,199)	5,394	(4,549)	(7,157)

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Realized gain (loss) on investments	9,758	(73,951)	(24,183)	(80,176)

Net realized capital gains (losses) on investments	9,758	(73,951)	(24,183)	(80,176)
Net change in unrealized appreciation (depreciation)	146,614	69,176	22,450	100,388

Net gain (loss) on investment	156,372	(4,775)	(1,733)	20,212

Increase (decrease) in net assets from operations	138,173	619	(6,282)	13,055

Increase (decrease) in net assets from contract transactions	(239,874)	(1,410,912)	(68,325)	(853,626)

Total increase (decrease) in net assets	(101,701)	(1,410,293)	(74,607)	(840,571)

Net Assets as of December 31, 2012	$1,219,947	$1,889,653	$500,498	$1,840,876

See accompanying notes.

(1)	See footnote 1

43

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2011 and 2012, Except as Noted

	TA Hanlon Income - SC Subaccount	TA AEGON Tactical Vanguard EFT Growth - SC Subaccount(1)	TA AEGON Tactical Vanguard EFT Conservative - SC Subaccount(1)	Access VP High Yield Subaccount
Net Assets as of January 1, 2011	$10,224,117	$—	$—	$3,821,747

Investment income:
Dividends	161,893	—	—	46,242
Investment expenses:
Mortality and expense risk and other charges	137,476	2,050	474	65,580

Net investment income (loss)	24,417	(2,050)	(474)	(19,338)

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	53,216	—	—	138,015
Realized gain (loss) on investments	19,620	(4,574)	(3)	110,167

Net realized capital gains (losses) on investments	72,836	(4,574)	(3)	248,182
Net change in unrealized appreciation (depreciation)	57,252	(27,776)	3,366	(207,178)

Net gain (loss) on investment	130,088	(32,350)	3,363	41,004

Increase (decrease) in net assets from operations	154,505	(34,400)	2,889	21,666

Increase (decrease) in net assets from contract transactions	372,810	2,615,913	552,410	472,098

Total increase (decrease) in net assets	527,315	2,581,513	555,299	493,764

Net Assets as of December 31, 2011	$10,751,432	$2,581,513	$555,299	$4,315,511

Investment income:
Dividends	198,293	16,516	2,938	131,731
Investment expenses:
Mortality and expense risk and other charges	127,882	34,696	10,609	48,163

Net investment income (loss)	70,411	(18,180)	(7,671)	83,568

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	4,008	—
Realized gain (loss) on investments	44,856	34,956	11,557	133,747

Net realized capital gains (losses) on investments	44,856	34,956	15,565	133,747
Net change in unrealized appreciation (depreciation)	76,578	210,958	26,004	167,544

Net gain (loss) on investment	121,434	245,914	41,569	301,291

Increase (decrease) in net assets from operations	191,845	227,734	33,898	384,859

Increase (decrease) in net assets from contract transactions	(2,508,187)	(434,901)	86,159	(1,771,445)

Total increase (decrease) in net assets	(2,316,342)	(207,167)	120,057	(1,386,586)

Net Assets as of December 31, 2012	$8,435,090	$2,374,346	$675,356	$2,928,925

See accompanying notes.

(1)	See footnote 1

44

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2011 and 2012, Except as Noted

	ProFund VP Bull Subaccount	ProFund VP Money Market Subaccount	ProFund VP NASDAQ-100 Subaccount	ProFund VP Short Small-Cap Subaccount
Net Assets as of January 1, 2011	$4,006,999	$9,813,635	$5,769,428	$283,165

Investment income:
Dividends	—	4,326	—	—
Investment expenses:
Mortality and expense risk and other charges	43,440	318,789	62,316	4,255

Net investment income (loss)	(43,440)	(314,463)	(62,316)	(4,255)

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	57,077	—	—	—
Realized gain (loss) on investments	485,251	—	49,511	(61,288)

Net realized capital gains (losses) on investments	542,328	—	49,511	(61,288)
Net change in unrealized appreciation (depreciation)	(495,200)	—	(306,804)	22,722

Net gain (loss) on investment	47,128	—	(257,293)	(38,566)

Increase (decrease) in net assets from operations	3,688	(314,463)	(319,609)	(42,821)

Increase (decrease) in net assets from contract transactions	(984,767)	8,841,659	(729,553)	154,053

Total increase (decrease) in net assets	(981,079)	8,527,196	(1,049,162)	111,232

Net Assets as of December 31, 2011	$3,025,920	$18,340,831	$4,720,266	$394,397

Investment income:
Dividends	—	3,172	—	—
Investment expenses:
Mortality and expense risk and other charges	53,040	227,413	105,186	5,676

Net investment income (loss)	(53,040)	(224,241)	(105,186)	(5,676)

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Realized gain (loss) on investments	505,811	—	838,090	(58,466)

Net realized capital gains (losses) on investments	505,811	—	838,090	(58,466)
Net change in unrealized appreciation (depreciation)	(19,028)	—	32,501	(18,678)

Net gain (loss) on investment	486,783	—	870,591	(77,144)

Increase (decrease) in net assets from operations	433,743	(224,241)	765,405	(82,820)

Increase (decrease) in net assets from contract transactions	2,019,152	(5,262,944)	(618,208)	(2,495)

Total increase (decrease) in net assets	2,452,895	(5,487,185)	147,197	(85,315)

Net Assets as of December 31, 2012	$5,478,815	$12,853,646	$4,867,463	$309,082

See accompanying notes.

(1)	See footnote 1

45

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2011 and 2012, Except as Noted

	ProFund VP Small- Cap Subaccount	ProFund VP Europe 30 Subaccount	ProFund VP Oil & Gas Subaccount	ProFund VP UltraSmall-Cap Subaccount
Net Assets as of January 1, 2011	$5,905,131	$340,241	$11,724,883	$2,854,196

Investment income:
Dividends	—	3,599	16,769	—
Investment expenses:
Mortality and expense risk and other charges	31,998	12,170	161,538	40,779

Net investment income (loss)	(31,998)	(8,571)	(144,769)	(40,779)

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	792,699
Realized gain (loss) on investments	546,635	(294,053)	1,541,076	(1,152,842)

Net realized capital gains (losses) on investments	546,635	(294,053)	1,541,076	(360,143)
Net change in unrealized appreciation (depreciation)	(253,049)	(20,154)	(1,496,752)	(812,463)

Net gain (loss) on investment	293,586	(314,207)	44,324	(1,172,606)

Increase (decrease) in net assets from operations	261,588	(322,778)	(100,445)	(1,213,385)

Increase (decrease) in net assets from contract transactions	(3,679,075)	178,989	(3,491,075)	658,685

Total increase (decrease) in net assets	(3,417,487)	(143,789)	(3,591,520)	(554,700)

Net Assets as of December 31, 2011	$2,487,644	$196,452	$8,133,363	$2,299,496

Investment income:
Dividends	—	3,987	9,960	—
Investment expenses:
Mortality and expense risk and other charges	47,960	2,412	103,327	33,457

Net investment income (loss)	(47,960)	1,575	(93,367)	(33,457)

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	23,716	—	723,961	—
Realized gain (loss) on investments	86,310	(1,651)	(563,246)	10,452

Net realized capital gains (losses) on investments	110,026	(1,651)	160,715	10,452
Net change in unrealized appreciation (depreciation)	249,101	26,408	(384,575)	416,858

Net gain (loss) on investment	359,127	24,757	(223,860)	427,310

Increase (decrease) in net assets from operations	311,167	26,332	(317,227)	393,853

Increase (decrease) in net assets from contract transactions	3,637,038	153,380	(2,379,640)	(683,880)

Total increase (decrease) in net assets	3,948,205	179,712	(2,696,867)	(290,027)

Net Assets as of December 31, 2012	$6,435,849	$376,164	$5,436,496	$2,009,469

See accompanying notes.

(1)	See footnote 1

46

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2011 and 2012, Except as Noted

	ProFund VP Utilities Subaccount	ProFund VP Consumer Services Subaccount	ProFund VP Pharmaceuticals Subaccount	ProFund VP Small- Cap Value Subaccount
Net Assets as of January 1, 2011	$4,213,909	$3,668,029	$794,819	$777,227

Investment income:
Dividends	100,974	—	17,898	—
Investment expenses:
Mortality and expense risk and other charges	82,528	26,456	31,562	25,060

Net investment income (loss)	18,446	(26,456)	(13,664)	(25,060)

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Realized gain (loss) on investments	163,559	231,594	(119,522)	228,138

Net realized capital gains (losses) on investments	163,559	231,594	(119,522)	228,138
Net change in unrealized appreciation (depreciation)	522,625	10,089	366,129	(74,828)

Net gain (loss) on investment	686,184	241,683	246,607	153,310

Increase (decrease) in net assets from operations	704,630	215,227	232,943	128,250

Increase (decrease) in net assets from contract transactions	7,206,898	2,508,981	5,652,311	972,426

Total increase (decrease) in net assets	7,911,528	2,724,208	5,885,254	1,100,676

Net Assets as of December 31, 2011	$12,125,437	$6,392,237	$6,680,073	$1,877,903

Investment income:
Dividends	129,383	—	34,462	—
Investment expenses:
Mortality and expense risk and other charges	97,139	47,369	49,179	37,713

Net investment income (loss)	32,244	(47,369)	(14,717)	(37,713)

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	8,174	—	—
Realized gain (loss) on investments	468,958	655,831	555,681	388,770

Net realized capital gains (losses) on investments	468,958	664,005	555,681	388,770
Net change in unrealized appreciation (depreciation)	(874,345)	(47,645)	(331,307)	10,359

Net gain (loss) on investment	(405,387)	616,360	224,374	399,129

Increase (decrease) in net assets from operations	(373,143)	568,991	209,657	361,416

Increase (decrease) in net assets from contract transactions	(6,905,040)	(5,016,221)	(5,021,605)	(873,164)

Total increase (decrease) in net assets	(7,278,183)	(4,447,230)	(4,811,948)	(511,748)

Net Assets as of December 31, 2012	$4,847,254	$1,945,007	$1,868,125	$1,366,155

See accompanying notes.

(1)	See footnote 1

47

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2011 and 2012, Except as Noted

	ProFund VP Falling US Dollar Subaccount	ProFund VP Emerging Markets Subaccount	ProFund VP International Subaccount	ProFund VP Asia 30 Subaccount
Net Assets as of January 1, 2011	$388,976	$14,751,885	$4,326,839	$6,414,341

Investment income:
Dividends	—	—	—	2,046
Investment expenses:
Mortality and expense risk and other charges	7,813	127,618	40,660	73,949

Net investment income (loss)	(7,813)	(127,618)	(40,660)	(71,903)

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	344,414
Realized gain (loss) on investments	(6,499)	115,136	(382,266)	(661,536)

Net realized capital gains (losses) on investments	(6,499)	115,136	(382,266)	(317,122)
Net change in unrealized appreciation (depreciation)	(26,113)	(2,219,736)	(221,893)	(1,301,041)

Net gain (loss) on investment	(32,612)	(2,104,600)	(604,159)	(1,618,163)

Increase (decrease) in net assets from operations	(40,425)	(2,232,218)	(644,819)	(1,690,066)

Increase (decrease) in net assets from contract transactions	35,945	(6,840,281)	(2,534,213)	(2,265,875)

Total increase (decrease) in net assets	(4,480)	(9,072,499)	(3,179,032)	(3,955,941)

Net Assets as of December 31, 2011	$384,496	$5,679,386	$1,147,807	$2,458,400

Investment income:
Dividends	—	77,353	—	—
Investment expenses:
Mortality and expense risk and other charges	4,060	103,691	29,797	37,632

Net investment income (loss)	(4,060)	(26,338)	(29,797)	(37,632)

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Realized gain (loss) on investments	(19,711)	(781,123)	(72,353)	(715,344)

Net realized capital gains (losses) on investments	(19,711)	(781,123)	(72,353)	(715,344)
Net change in unrealized appreciation (depreciation)	16,490	884,206	437,895	775,223

Net gain (loss) on investment	(3,221)	103,083	365,542	59,879

Increase (decrease) in net assets from operations	(7,281)	76,745	335,745	22,247

Increase (decrease) in net assets from contract transactions	(172,149)	1,302,835	2,931,105	(108,874)

Total increase (decrease) in net assets	(179,430)	1,379,580	3,266,850	(86,627)

Net Assets as of December 31, 2012	$205,066	$7,058,966	$4,414,657	$2,371,773

See accompanying notes.

(1)	See footnote 1

48

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2011 and 2012, Except as Noted

	ProFund VP Japan Subaccount	ProFund VP Short NASDAQ-100 Subaccount	ProFund VP U.S. Government Plus Subaccount	ProFund VP Basic Materials Subaccount
Net Assets as of January 1, 2011	$33,989	$797,131	$1,858,207	$9,958,354

Investment income:
Dividends	—	—	4,259	11,846
Investment expenses:
Mortality and expense risk and other charges	1,743	10,579	41,510	121,926

Net investment income (loss)	(1,743)	(10,579)	(37,251)	(110,080)

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Realized gain (loss) on investments	(3,503)	(208,017)	342,826	849,762

Net realized capital gains (losses) on investments	(3,503)	(208,017)	342,826	849,762
Net change in unrealized appreciation (depreciation)	(18,736)	77,564	864,242	(2,153,884)

Net gain (loss) on investment	(22,239)	(130,453)	1,207,068	(1,304,122)

Increase (decrease) in net assets from operations	(23,982)	(141,032)	1,169,817	(1,414,202)

Increase (decrease) in net assets from contract transactions	241,856	53,860	1,229,399	(2,541,833)

Total increase (decrease) in net assets	217,874	(87,172)	2,399,216	(3,956,035)

Net Assets as of December 31, 2011	$251,863	$709,959	$4,257,423	$6,002,319

Investment income:
Dividends	—	—	—	15,216
Investment expenses:
Mortality and expense risk and other charges	13,499	8,818	50,193	64,127

Net investment income (loss)	(13,499)	(8,818)	(50,193)	(48,911)

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	432,984	—
Realized gain (loss) on investments	(233,667)	(170,697)	165,538	(446,090)

Net realized capital gains (losses) on investments	(233,667)	(170,697)	598,522	(446,090)
Net change in unrealized appreciation (depreciation)	30,775	9,532	(866,659)	774,594

Net gain (loss) on investment	(202,892)	(161,165)	(268,137)	328,504

Increase (decrease) in net assets from operations	(216,391)	(169,983)	(318,330)	279,593

Increase (decrease) in net assets from contract transactions	52,466	207,118	(863,886)	(2,998,125)

Total increase (decrease) in net assets	(163,925)	37,135	(1,182,216)	(2,718,532)

Net Assets as of December 31, 2012	$87,938	$747,094	$3,075,207	$3,283,787

See accompanying notes.

(1)	See footnote 1

49

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2011 and 2012, Except as Noted

	ProFund VP Financials Subaccount	ProFund VP Precious Metals Subaccount	ProFund VP Telecommunications Subaccount	ProFund VP Mid-Cap Subaccount
Net Assets as of January 1, 2011	$2,237,141	$11,446,052	$2,055,447	$3,905,297

Investment income:
Dividends	—	—	64,221	—
Investment expenses:
Mortality and expense risk and other charges	28,479	143,761	24,612	40,416

Net investment income (loss)	(28,479)	(143,761)	39,609	(40,416)

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	149,552	—	812,681
Realized gain (loss) on investments	(150,363)	851,286	352,441	(271,585)

Net realized capital gains (losses) on investments	(150,363)	1,000,838	352,441	541,096
Net change in unrealized appreciation (depreciation)	(260,480)	(3,140,559)	(366,834)	(213,708)

Net gain (loss) on investment	(410,843)	(2,139,721)	(14,393)	327,388

Increase (decrease) in net assets from operations	(439,322)	(2,283,482)	25,216	286,972

Increase (decrease) in net assets from contract transactions	(580,381)	(594,615)	(1,765,949)	(2,005,913)

Total increase (decrease) in net assets	(1,019,703)	(2,878,097)	(1,740,733)	(1,718,941)

Net Assets as of December 31, 2011	$1,217,438	$8,567,955	$314,714	$2,186,356

Investment income:
Dividends	8,237	—	93,922	—
Investment expenses:
Mortality and expense risk and other charges	44,450	106,578	66,698	52,487

Net investment income (loss)	(36,213)	(106,578)	27,224	(52,487)

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Realized gain (loss) on investments	(406,975)	(1,505,184)	656,584	282,987

Net realized capital gains (losses) on investments	(406,975)	(1,505,184)	656,584	282,987
Net change in unrealized appreciation (depreciation)	238,349	207,424	81,854	115,339

Net gain (loss) on investment	(168,626)	(1,297,760)	738,438	398,326

Increase (decrease) in net assets from operations	(204,839)	(1,404,338)	765,662	345,839

Increase (decrease) in net assets from contract transactions	415,417	(1,055,290)	2,842,742	4,682,438

Total increase (decrease) in net assets	210,578	(2,459,628)	3,608,404	5,028,277

Net Assets as of December 31, 2012	$1,428,016	$6,108,327	$3,923,118	$7,214,633

See accompanying notes.

(1)	See footnote 1

50

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2011 and 2012, Except as Noted

	ProFund VP Short Emerging Markets Subaccount	ProFund VP Short International Subaccount	Fidelity VIP Contrafund® - SC II Subaccount	Fidelity VIP Equity- Income - SC II Subaccount
Net Assets as of January 1, 2011	$402,532	$309,380	$28,600,501	$12,592,362

Investment income:
Dividends	—	—	205,628	250,547
Investment expenses:
Mortality and expense risk and other charges	5,006	4,359	374,070	163,341

Net investment income (loss)	(5,006)	(4,359)	(168,442)	87,206

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Realized gain (loss) on investments	(36,204)	(50,921)	(693,507)	(996,083)

Net realized capital gains (losses) on investments	(36,204)	(50,921)	(693,507)	(996,083)
Net change in unrealized appreciation (depreciation)	66,722	54,268	(194,303)	855,152

Net gain (loss) on investment	30,518	3,347	(887,810)	(140,931)

Increase (decrease) in net assets from operations	25,512	(1,012)	(1,056,252)	(53,725)

Increase (decrease) in net assets from contract transactions	(91,583)	51,987	(2,963,747)	(2,100,187)

Total increase (decrease) in net assets	(66,071)	50,975	(4,019,999)	(2,153,912)

Net Assets as of December 31, 2011	$336,461	$360,355	$24,580,502	$10,438,450

Investment income:
Dividends	—	—	274,217	287,544
Investment expenses:
Mortality and expense risk and other charges	5,506	4,750	354,236	146,391

Net investment income (loss)	(5,506)	(4,750)	(80,019)	141,153

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	7,115	—	657,237
Realized gain (loss) on investments	4,104	(38,585)	(880,664)	(779,526)

Net realized capital gains (losses) on investments	4,104	(31,470)	(880,664)	(122,289)
Net change in unrealized appreciation (depreciation)	(34,582)	(65,931)	4,395,357	1,478,582

Net gain (loss) on investment	(30,478)	(97,401)	3,514,693	1,356,293

Increase (decrease) in net assets from operations	(35,984)	(102,151)	3,434,674	1,497,446

Increase (decrease) in net assets from contract transactions	(41,857)	92,230	(3,438,844)	(1,854,978)

Total increase (decrease) in net assets	(77,841)	(9,921)	(4,170)	(357,532)

Net Assets as of December 31, 2012	$258,620	$350,434	$24,576,332	$10,080,918

See accompanying notes.

(1)	See footnote 1

51

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2011 and 2012, Except as Noted

	Fidelity VIP Growth Opportunities - SC II Subaccount	Fidelity VIP Index 500 - SC II Subaccount
Net Assets as of January 1, 2011	$3,567,194	$248,696

Investment income:
Dividends	—	3,886
Investment expenses:
Mortality and expense risk and other charges	51,594	4,121

Net investment income (loss)	(51,594)	(235)

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	5,829
Realized gain (loss) on investments	51,826	888

Net realized capital gains (losses) on investments	51,826	6,717
Net change in unrealized appreciation (depreciation)	5,772	(5,106)

Net gain (loss) on investment	57,598	1,611

Increase (decrease) in net assets from operations	6,004	1,376

Increase (decrease) in net assets from contract transactions	(305,934)	(31,329)

Total increase (decrease) in net assets	(299,930)	(29,953)

Net Assets as of December 31, 2011	$3,267,264	$218,743

Investment income:
Dividends	5,038	4,446
Investment expenses:
Mortality and expense risk and other charges	48,906	4,184

Net investment income (loss)	(43,868)	262

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	3,006
Realized gain (loss) on investments	79,764	1,046

Net realized capital gains (losses) on investments	79,764	4,052
Net change in unrealized appreciation (depreciation)	530,340	25,195

Net gain (loss) on investment	610,104	29,247

Increase (decrease) in net assets from operations	566,236	29,509

Increase (decrease) in net assets from contract transactions	(565,395)	(7,888)

Total increase (decrease) in net assets	841	21,621

Net Assets as of December 31, 2012	$3,268,105	$240,364

See accompanying notes.

(1)	See footnote 1

52

Western Reserve Life Insurance Co. of Ohio

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2012

1. Organization and Summary of Significant Accounting Policies

Organization

WRL Series Annuity Account (the Separate Account) is a segregated investment account of Western Reserve Life Assurance Co. of Ohio (WRL), an indirect wholly owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940. The Separate Account consists of multiple investment subaccounts. Each subaccount invests exclusively in the corresponding portfolio of a Mutual Fund. Each Mutual Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. Activity in these specified investment subaccounts is available to contract owners of WRL Freedom Attainer®, WRL Freedon Premier®, WRL Freedom Conqueror®, WRL Freedom Wealth Creator®, WRL Freedom Access®, WRL Freedom Enhancer®, WRL Freedom Bellwether®, and WRL Freedom Variable Annuity.

Subaccount Investment by Mutual Fund:

Subaccount	Mutual Fund
Transamerica Series Trust	Transamerica Series Trust
TA JPMorgan Core Bond	Transamerica JPMorgan Core Bond VP
TA Asset Allocation - Conservative	Transamerica Asset Allocation - Conservative VP
TA Asset Allocation - Growth	Transamerica Asset Allocation - Growth VP
TA Asset Allocation - Moderate Growth	Transamerica Asset Allocation - Moderate Growth VP
TA Asset Allocation - Moderate	Transamerica Asset Allocation - Moderate VP
TA International Moderate Growth	Transamerica International Moderate Growth VP
TA MFS International Equity	Transamerica MFS International Equity VP
TA Clarion Global Real Estate Securities	Transamerica Clarion Global Real Estate Securities VP
TA JPMorgan Tactical Allocation	Transamerica JPMorgan Tactical Allocation VP
TA JPMorgan Mid Cap Value	Transamerica JPMorgan Mid Cap Value VP
TA JPMorgan Enhanced Index	Transamerica JPMorgan Enhanced Index VP
TA BlackRock Large Cap Value	Transamerica BlackRock Large Cap Value VP
TA AEGON High Yield Bond	Transamerica AEGON High Yield Bond VP
TA PIMCO Total Return	Transamerica PIMCO Total Return VP
TA Morgan Stanley Capital Growth	Transamerica Morgan Stanley Capital Growth VP
TA T. Rowe Price Small Cap	Transamerica T. Rowe Price Small Cap VP
TA Third Avenue Value	Transamerica Third Avenue Value VP
TA Multi-Managed Balanced	Transamerica Multi-Managed Balanced VP
TA AllianceBernstein Dynamic Allocation	Transamerica AllianceBernstein Dynamic Allocation VP
TA WMC Diversified Growth	Transamerica WMC Diversified Growth VP
TA AEGON Money Market	Transamerica AEGON Money Market VP
TA Systematic Small/Mid Cap Value	Transamerica Systematic Small/Mid Cap Value VP
TA AEGON U.S. Government Securities	Transamerica AEGON U.S. Government Securities VP
TA Morgan Stanley Mid-Cap Growth	Transamerica Morgan Stanley Mid-Cap Growth VP
TA Multi Managed Large-Cap Core	Transamerica Multi Managed Large-Cap Core VP
TA Jennison Growth	Transamerica Jennison Growth VP

53

Western Reserve Life Insurance Co. of Ohio

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2012

1. Organization and Summary of Significant Accounting Policies (continued)

Subaccount Investment by Mutual Fund (continued):

Subaccount	Mutual Fund
Transamerica Series Trust - Service	Transamerica Series Trust - Service
TA Vanguard ETF Index - Balanced - SC	Transamerica Index 50 VP
TA Vanguard ETF Index - Growth - SC	Transamerica Index 75 VP
TA Janus Balanced - SC	Transamerica Janus Balanced VP
TA PIMCO Tactical - Balanced - SC	Transamerica PIMCO Tactical - Balanced VP
TA PIMCO Tactical - Growth - SC	Transamerica PIMCO Tactical - Growth VP
TA PIMCO Tactical - Conservative - SC	Transamerica PIMCO Tacticacl - Conservative VP
TA Hanlon Income - SC	Transamerica Hanlon Income VP
TA AEGON Tactical Vanguard EFT Growth - SC	Transamerica AEGON Active Asset Allocation Moderate Growth
TA AEGON Tactical Vanguard EFT Conservative - SC	Transamerica AEGON Active Asset Allocation Conservative
Access One Trust	Access One Trust
Access VP High Yield	Access VP High Yield
ProFunds	ProFunds
ProFund VP Bull	ProFund VP Bull
ProFund VP Money Market	ProFund VP Money Market
ProFund VP NASDAQ-100	ProFund VP NASDAQ-100
ProFund VP Short Small-Cap	ProFund VP Short Small-Cap
ProFund VP Small-Cap	ProFund VP Small-Cap
ProFund VP Europe 30	ProFund VP Europe 30
ProFund VP Oil & Gas	ProFund VP Oil & Gas
ProFund VP UltraSmall-Cap	ProFund VP UltraSmall-Cap
ProFund VP Utilities	ProFund VP Utilities
ProFund VP Consumer Services	ProFund VP Consumer Services
ProFund VP Pharmaceuticals	ProFund VP Pharmaceuticals
ProFund VP Small-Cap Value	ProFund VP Small-Cap Value
ProFund VP Falling US Dollar	ProFund VP Falling US Dollar
ProFund VP Emerging Markets	ProFund VP Emerging Markets
ProFund VP International	ProFund VP International
ProFund VP Asia 30	ProFund VP Asia 30
ProFund VP Japan	ProFund VP Japan
ProFund VP Short NASDAQ-100	ProFund VP Short NASDAQ-100
ProFund VP U.S. Government Plus	ProFund VP U.S. Government Plus
ProFund VP Basic Materials	ProFund VP Basic Materials
ProFund VP Financials	ProFund VP Financials
ProFund VP Precious Metals	ProFund VP Precious Metals
ProFund VP Telecommunications	ProFund VP Telecommunications
ProFund VP Mid-Cap	ProFund VP Mid-Cap
ProFund VP Short Emerging Markets	ProFund VP Short Emerging Markets
ProFund VP Short International	ProFund VP Short International

54

Western Reserve Life Insurance Co. of Ohio

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2012

1. Organization and Summary of Significant Accounting Policies (continued)

Subaccount Investment by Mutual Fund (continued):

Subaccount	Mutual Fund
Fidelity® Variable Insurance Products Fund – Service Class 2	Fidelity® Variable Insurance Products Fund – Service Class 2
Fidelity VIP Contrafund® - SC II	Fidelity VIP Contrafund®
Fidelity VIP Equity-Income - SC II	Fidelity VIP Equity-Income
Fidelity VIP Growth Opportunities - SC II	Fidelity VIP Growth Opportunities
Fidelity VIP Index 500 - SC II	Fidelity VIP Index 500

Each period reported on reflects a full twelve month period except as follows:

Subaccount	Inception Date
TA AEGON Tactical Vanguard EFT Growth - SC	December 9, 2011
TA AEGON Tactical Vanguard EFT Conservative - SC	December 9, 2011
TA Jennison Growth	April 30, 2010
TA Janus Balanced - SC	November 19, 2009
TA Hanlon Balanced - SC	November 19, 2009
TA Hanlon Growth - SC	November 19, 2009
TA Hanlon Growth and Income - SC	November 19, 2009
TA Hanlon Income - SC	November 19, 2009
TA Multi Managed Large-Cap Core	April 30, 2009
TA Vanguard ETF Index - Balanced - SC	May 1, 2008
TA Vanguard ETF Index - Growth - SC	May 1, 2008

The following subaccount name changes were made effective during the fiscal year ended December 31, 2012:

Mutual Fund	Formerly
TA PIMCO Tactical - Balanced	TA Hanlon Balanced
TA PIMCO Tactical - Growth	TA Hanlon Growth
TA PIMCO Tactical - Conservative	TA Hanlon Growth and Income

Investments

Net purchase payments received by the Separate Account are invested in the portfolios of the Mutual Funds as selected by the contract owner. Investments are stated at the closing net asset values per share on December 31, 2012.

Realized capital gains and losses from sales of shares in the Separate Account are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains or losses from investments in the Mutual Funds are included in the Statements of Operations and Changes in Net Assets.

Dividend Income

Dividends received from the Mutual Fund investments are reinvested to purchase additional mutual fund shares.

55

Western Reserve Life Insurance Co. of Ohio

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2012

1. Organization and Summary of Significant Accounting Policies (continued)

Accounting Policy

The financial statements included herein have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for variable annuity separate accounts registered as unit investment trusts. The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions regarding matters that affect the reported amount of assets and liabilities. Actual results could differ from those estimates.

In May 2011, the FASB issued ASU 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, authoritative guidance that clarifies and changes fair value measurement and disclosure requirements. This guidance expands existing disclosure requirements for fair value measurements and includes other amendments but does not require additional fair value measurements. This guidance is effective for annual periods beginning on or after December 15, 2011, which for the Separate Account was January 1, 2012. The adoption did not have a material impact on the financial statements.

56

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity

Notes to Financial Statements

December 31, 2012

2. Investments

The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 2012 were as follows:

Subaccount	Purchases	Sales
TA JPMorgan Core Bond	$16,975,153	$21,978,173
TA Asset Allocation - Conservative	21,279,269	24,926,257
TA Asset Allocation - Growth	6,097,684	22,712,317
TA Asset Allocation - Moderate Growth	14,738,838	42,352,343
TA Asset Allocation - Moderate	13,367,874	40,959,062
TA International Moderate Growth	842,925	2,178,174
TA MFS International Equity	10,024,762	12,450,457
TA Clarion Global Real Estate Securities	12,045,333	15,606,820
TA JPMorgan Tactical Allocation	2,598,499	13,507,569
TA JPMorgan Mid Cap Value	364,095	3,073,087
TA JPMorgan Enhanced Index	8,553,339	6,461,985
TA BlackRock Large Cap Value	6,088,940	16,238,682
TA AEGON High Yield Bond	17,708,676	16,146,700
TA PIMCO Total Return	30,303,708	22,642,595
TA Morgan Stanley Capital Growth	7,722,060	7,224,169
TA T. Rowe Price Small Cap	12,554,020	11,358,366
TA Third Avenue Value	2,085,817	15,157,980
TA Multi-Managed Balanced	24,018,744	20,034,498
TA AllianceBernstein Dynamic Allocation	1,211,548	6,432,985
TA WMC Diversified Growth	4,330,672	60,236,652
TA AEGON Money Market	18,381,829	39,788,653
TA Systematic Small/Mid Cap Value	10,222,039	11,916,922
TA AEGON U.S. Government Securities	6,991,654	11,841,707
TA Morgan Stanley Mid-Cap Growth	10,491,401	29,864,210
TA Vanguard ETF Index - Balanced - SC	570,190	127,368
TA Vanguard ETF Index - Growth - SC	657,337	366,046
TA Multi Managed Large-Cap Core	2,982,459	3,301,134
TA Jennison Growth	5,098,830	6,304,706
TA Janus Balanced - SC	351,585	618,369
TA PIMCO Tactical - Balanced - SC	559,265	1,964,786
TA PIMCO Tactical - Growth - SC	208,994	281,872
TA PIMCO Tactical - Conservative - SC	333,744	1,194,544
TA Hanlon Income - SC	1,315,647	3,789,142
TA AEGON Tactical Vanguard EFT Growth - SC	306,043	759,123
TA AEGON Tactical Vanguard EFT Conservative - SC	430,014	347,518
Access VP High Yield	1,353,933	3,041,812
ProFund VP Bull	25,472,480	23,506,379

57

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity

Notes to Financial Statements

December 31, 2012

2. Investments (continued)

Subaccount	Purchases	Sales
ProFund VP Money Market	$67,187,903	$72,674,549
ProFund VP NASDAQ-100	16,347,177	17,070,563
ProFund VP Short Small-Cap	432,174	440,321
ProFund VP Small-Cap	14,662,223	11,048,964
ProFund VP Europe 30	383,627	228,671
ProFund VP Oil & Gas	4,322,969	6,072,018
ProFund VP UltraSmall-Cap	3,150,458	3,867,793
ProFund VP Utilities	7,784,086	14,656,879
ProFund VP Consumer Services	7,593,879	12,649,293
ProFund VP Pharmaceuticals	7,829,620	12,865,942
ProFund VP Small-Cap Value	14,546,137	15,457,009
ProFund VP Falling US Dollar	118,133	294,342
ProFund VP Emerging Markets	7,459,700	6,183,197
ProFund VP International	4,322,238	1,420,929
ProFund VP Asia 30	2,430,675	2,577,183
ProFund VP Japan	5,431,060	5,392,094
ProFund VP Short NASDAQ-100	2,081,953	1,883,639
ProFund VP U.S. Government Plus	8,217,765	8,697,775
ProFund VP Basic Materials	1,459,068	4,506,104
ProFund VP Financials	7,722,208	7,343,004
ProFund VP Precious Metals	5,459,598	6,621,467
ProFund VP Telecommunications	9,928,433	7,058,467
ProFund VP Mid-Cap	16,867,555	12,237,601
ProFund VP Short Emerging Markets	495,549	542,909
ProFund VP Short International	378,654	284,057
Fidelity VIP Contrafund® - SC II	809,824	4,328,655
Fidelity VIP Equity-Income - SC II	1,057,126	2,113,664
Fidelity VIP Growth Opportunities - SC II	89,873	700,005
Fidelity VIP Index 500 - SC II	7,452	12,061

58

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Notes to Financial Statements

3. Change in Units

The changes in units outstanding were as follows:

	Year ended December 31,
	2012			2011
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
TA JPMorgan Core Bond	113,116	(263,955)	(150,839)	262,386	(254,626)	7,760
TA Asset Allocation - Conservative	—	(338,290)	(338,290)	—	(1,065,513)	(1,065,513)
TA Asset Allocation - Growth	—	(1,202,077)	(1,202,077)	—	(1,502,949)	(1,502,949)
TA Asset Allocation - Moderate Growth	—	(2,033,664)	(2,033,664)	—	(2,202,081)	(2,202,081)
TA Asset Allocation - Moderate	—	(1,955,205)	(1,955,205)	—	(2,950,158)	(2,950,158)
TA International Moderate Growth	—	(152,801)	(152,801)	—	(75,733)	(75,733)
TA MFS International Equity	—	(222,247)	(222,247)	—	(638,535)	(638,535)
TA Clarion Global Real Estate Securities	153,383	(310,053)	(156,670)	—	(189,230)	(189,230)
TA JPMorgan Tactical Allocation	—	(364,983)	(364,983)	—	(474,027)	(474,027)
TA JPMorgan Mid Cap Value	—	(129,739)	(129,739)	—	(152,572)	(152,572)
TA JPMorgan Enhanced Index	78,943	79,950	158,893	122,326	(33,179)	89,147
TA BlackRock Large Cap Value	—	(493,782)	(493,782)	—	(643,673)	(643,673)
TA AEGON High Yield Bond	124,142	(112,425)	11,717	—	(381,613)	(381,613)
TA PIMCO Total Return	82,471	281,119	363,590	296,687	(823,411)	(526,724)
TA Morgan Stanley Capital Growth	—	(277,548)	(277,548)	—	(310,314)	(310,314)
TA T. Rowe Price Small Cap	35,705	(61,797)	(26,092)	—	(272,195)	(272,195)
TA Third Avenue Value	—	(519,929)	(519,929)	—	(444,214)	(444,214)
TA Multi-Managed Balanced	—	(919,605)	(919,605)	—	(1,121,493)	(1,121,493)
TA AllianceBernstein Dynamic Allocation	—	(352,416)	(352,416)	—	(152,610)	(152,610)
TA WMC Diversified Growth	—	(3,496,970)	(3,496,970)	6,631,354	(1,195,342)	5,436,012
TA AEGON Money Market	—	(1,542,025)	(1,542,025)	1,205,357	(980,144)	225,213
TA Systematic Small/Mid Cap Value	—	(428,273)	(428,273)	—	(120,377)	(120,377)
TA AEGON U.S. Government Securities	—	(380,922)	(380,922)	391,134	(479,835)	(88,701)
TA Morgan Stanley Mid-Cap Growth	—	(775,967)	(775,967)	982,892	(57,932)	924,960
TA Vanguard ETF Index - Balanced - SC	29,054	11,053	40,107	1,694	4,613	6,307

59

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Notes to Financial Statements

3. Change in Units (continued)

	Year ended December 31,
	2012			2011
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
TA Vanguard ETF Index - Growth - SC	2,296	4,757	7,053	—	(11,303)	(11,303)
TA Multi Managed Large-Cap Core	37,349	(48,044)	(10,695)	—	88,891	88,891
TA Jennison Growth	—	(193,996)	(193,996)	153,945	(71,949)	81,996
TA Janus Balanced - SC	—	(252,010)	(252,010)	—	(155,826)	(155,826)
TA PIMCO Tactical - Balanced - SC	—	(1,516,641)	(1,516,641)	36,953	(116,291)	(79,338)
TA PIMCO Tactical - Growth - SC	—	(82,135)	(82,135)	—	(158,694)	(158,694)
TA PIMCO Tactical - Conservative - SC	—	(935,012)	(935,012)	62,379	528,912	591,291
TA Hanlon Income - SC	—	(2,502,971)	(2,502,971)	1,418,870	(1,051,952)	366,918
TA AEGON Tactical Vanguard EFT Growth - SC	—	(41,680)	(41,680)	261,139	(5)	261,134
TA AEGON Tactical Vanguard EFT Conservative - SC	21,962	(13,366)	8,596	55,246	(5)	55,241
Access VP High Yield	—	(131,515)	(131,515)	—	34,471	34,471
ProFund VP Bull	—	192,503	192,503	—	(95,774)	(95,774)
ProFund VP Money Market	—	(535,295)	(535,295)	780,182	90,977	871,159
ProFund VP NASDAQ-100	42,465	(77,160)	(34,695)	95,659	(173,768)	(78,109)
ProFund VP Short Small-Cap	23,523	(24,891)	(1,368)	31,733	(1,463)	30,270
ProFund VP Small-Cap	—	325,509	325,509	43,368	(350,139)	(306,771)
ProFund VP Europe 30	—	18,667	18,667	—	(16,284)	(16,284)
ProFund VP Oil & Gas	—	(307,567)	(307,567)	—	(406,320)	(406,320)
ProFund VP UltraSmall-Cap	—	(151,738)	(151,738)	—	4,518	4,518
ProFund VP Utilities	—	(744,352)	(744,352)	777,820	(32,589)	745,231
ProFund VP Consumer Services	—	(479,137)	(479,137)	553,718	(295,486)	258,232
ProFund VP Pharmaceuticals	—	(479,870)	(479,870)	202,376	352,760	555,136
ProFund VP Small-Cap Value	—	(81,382)	(81,382)	72,246	62,796	135,042
ProFund VP Falling US Dollar	—	(18,910)	(18,910)	—	1,305	1,305
ProFund VP Emerging Markets	200,606	(67,180)	133,426	—	(774,111)	(774,111)
ProFund VP International	34,202	403,410	437,612	—	(409,743)	(409,743)
ProFund VP Asia 30	—	(54,202)	(54,202)	—	(309,705)	(309,705)

60

Western Reserve Life Assurance Co. of Ohio

WRL Series Annuity Account

Notes to Financial Statements

3. Change in Units (continued)

	Year ended December 31,
	2012			2011
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
ProFund VP Japan	—	(46,175)	(46,175)	42,179	10,119	52,298
ProFund VP Short NASDAQ-100	11,898	27,575	39,473	12,071	(10,806)	1,265
ProFund VP U.S. Government Plus	—	(70,866)	(70,866)	83,222	16,716	99,938
ProFund VP Basic Materials	—	(325,664)	(325,664)	—	(246,377)	(246,377)
ProFund VP Financials	—	(17,086)	(17,086)	—	(153,875)	(153,875)
ProFund VP Precious Metals	—	(117,682)	(117,682)	50,956	(99,623)	(48,667)
ProFund VP Telecommunications	958,706	(546,369)	412,337	—	(235,600)	(235,600)
ProFund VP Mid-Cap	—	461,159	461,159	—	(167,542)	(167,542)
ProFund VP Short Emerging Markets	1,102	(9,820)	(8,718)	—	(21,534)	(21,534)
ProFund VP Short International	12,169	(1,471)	10,698	8,803	(2,427)	6,376
Fidelity VIP Contrafund® - SC II	—	(248,007)	(248,007)	—	(222,870)	(222,870)
Fidelity VIP Equity-Income - SC II	—	(145,087)	(145,087)	—	(174,394)	(174,394)
Fidelity VIP Growth Opportunities - SC II	—	(63,505)	(63,505)	—	(41,606)	(41,606)
Fidelity VIP Index 500 - SC II	—	(628)	(628)	—	(2,643)	(2,643)

61

Western Reserve Life Insurance Co. of Ohio

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2012

4. Financial Highlights

The Separate Account offers various death benefit options, which have differing fees that are charged against the contract owner’s account balance. These charges are discussed in more detail in the individual’s policy. Differences in the fee structures for these units result in different unit values, expense ratios, and total returns.

			Unit FairValue					Expense			Total Return***
			Corresponding to				Investment	Ratio**			Corresponding to
	Year		Lowest to Highest			Net	Income	Lowest to			Lowest to Highest
Subaccount	Ended	Units	Expense Ratio			Assets	Ratio*	Highest			Expense Ratio
TA JPMorgan Core Bond
	12/31/2012	2,739,817	$39.67	to	$10.43	$75,184,701	2.67%	1.25%	to	2.50%	3.68%	to	2.41%
	12/31/2011	2,890,656	38.26	to	10.19	78,456,004	4.42	1.25	to	2.50	6.20	to	5.35
	12/31/2010	2,882,896	36.03	to	12.97	73,961,537	6.39	1.25	to	1.80	6.91	to	6.09
	12/31/2009	3,271,656	33.70	to	12.23	80,164,420	4.59	1.25	to	1.80	8.23	to	7.45
	12/31/2008	3,317,022	31.14	to	11.38	75,963,034	4.18	1.25	to	1.80	4.28	to	3.39
TA Asset Allocation - Conservative
	12/31/2012	6,712,439	16.17	to	10.44	102,201,330	3.11	1.25	to	2.50	6.13	to	4.83
	12/31/2011	7,050,729	15.27	to	9.95	101,516,755	2.67	1.25	to	2.50	1.39	to	0.16
	12/31/2010	8,116,242	15.11	to	10.49	115,743,648	3.16	1.25	to	2.50	7.59	to	4.85
	12/31/2009	9,424,815	14.07	to	12.91	125,197,975	4.11	1.25	to	1.80	23.68	to	22.70
	12/31/2008	11,419,153	11.41	to	10.50	122,941,127	3.10	1.25	to	1.80	(22.16)	to	(22.80)
TA Asset Allocation - Growth
	12/31/2012	7,335,235	16.76	to	10.71	103,632,009	1.31	1.25	to	2.50	11.20	to	9.84
	12/31/2011	8,537,312	15.10	to	9.75	108,703,798	1.18	1.25	to	2.50	(6.58)	to	(7.72)
	12/31/2010	10,040,261	16.21	to	11.83	137,184,616	1.06	1.25	to	2.50	13.53	to	18.31
	12/31/2009	12,014,304	14.31	to	11.65	144,796,048	2.71	1.25	to	1.80	28.22	to	27.25
	12/31/2008	13,652,800	11.19	to	9.14	128,509,780	2.82	1.25	to	1.80	(40.38)	to	(40.83)
TA Asset Allocation - Moderate Growth
	12/31/2012	14,140,192	17.06	to	10.77	212,837,364	2.43	1.25	to	2.50	9.27	to	7.93
	12/31/2011	16,173,856	15.65	to	9.98	223,372,449	2.01	1.25	to	2.50	(3.22)	to	(4.40)
	12/31/2010	18,375,937	16.22	to	10.67	262,881,345	2.16	1.25	to	2.50	11.34	to	6.70
	12/31/2009	21,180,924	14.61	to	12.46	272,762,010	3.31	1.25	to	1.80	26.58	to	25.61
	12/31/2008	24,847,661	11.57	to	9.90	253,209,304	2.85	1.25	to	1.80	(33.60)	to	(34.11)
TA Asset Allocation - Moderate
	12/31/2012	11,109,878	16.92	to	11.01	171,672,693	2.60	1.25	to	2.50	8.08	to	6.75
	12/31/2011	13,065,083	15.70	to	10.31	187,495,633	2.17	1.25	to	2.50	(0.65)	to	(1.86)
	12/31/2010	16,015,241	15.85	to	10.51	231,982,474	2.88	1.25	to	2.50	9.01	to	5.06
	12/31/2009	18,578,620	14.57	to	12.92	247,388,006	4.21	1.25	to	1.80	24.84	to	23.97
	12/31/2008	21,402,354	11.69	to	10.41	228,797,389	3.21	1.25	to	1.80	(26.88)	to	(27.50)
TA International Moderate Growth
	12/31/2012	622,978	9.98	to	10.01	6,153,551	3.00	1.25	to	2.50	11.41	to	10.04
	12/31/2011	775,779	8.96	to	9.10	6,888,289	2.12	1.25	to	2.50	(8.51)	to	(9.63)
	12/31/2010	851,512	9.79	to	10.07	8,274,495	2.64	1.25	to	2.50	9.14	to	0.70
	12/31/2009	871,351	8.97	to	8.71	7,769,103	2.66	1.25	to	1.80	28.09	to	27.04
	12/31/2008	931,372	7.00	to	6.86	6,492,700	2.22	1.25	to	1.80	(36.91)	to	(37.45)

62

Western Reserve Life Insurance Co. of Ohio

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2012

4. Financial Highlights (continued)

			Unit FairValue					Expense			Total Return***
			Corresponding to				Investment	Ratio**			Corresponding to
	Year		Lowest to Highest			Net	Income	Lowest to			Lowest to Highest
Subaccount	Ended	Units	Expense Ratio			Assets	Ratio*	Highest			Expense Ratio
TA MFS International Equity
	12/31/2012	3,387,916	$19.94	to	$10.60	$45,566,126	1.63%	1.25%	to	2.65%	20.64%	to	19.16%
	12/31/2011	3,610,163	16.57	to	8.90	40,396,012	1.19	1.25	to	2.50	(11.17)	to	(12.25)
	12/31/2010	4,248,698	18.68	to	10.14	53,557,578	1.40	1.25	to	2.50	9.13	to	1.38
	12/31/2009	4,771,890	17.15	to	15.67	54,905,876	2.68	1.25	to	2.50	31.05	to	52.14
	12/31/2008	5,924,547	13.13	to	6.85	51,864,041	5.03	1.25	to	1.80	(36.09)	to	(36.69)
TA Clarion Global Real Estate Securities
	12/31/2012	1,420,778	28.99	to	10.63	41,399,881	4.02	1.25	to	2.50	23.70	to	22.18
	12/31/2011	1,577,448	23.43	to	8.70	37,436,830	6.91	1.25	to	2.50	(6.90)	to	(8.03)
	12/31/2010	1,766,678	25.17	to	10.83	45,292,655	6.17	1.25	to	2.50	14.24	to	8.32
	12/31/2009	2,016,465	22.03	to	17.45	45,224,219	—	1.25	to	2.50	31.77	to	76.90
	12/31/2008	2,395,666	16.72	to	13.26	40,789,132	6.38	1.25	to	1.80	(43.09)	to	(43.52)
TA JPMorgan Tactical Allocation
	12/31/2012	2,037,913	32.28	to	10.54	58,940,296	0.60	1.25	to	2.65	6.38	to	5.08
	12/31/2011	2,402,896	30.35	to	10.03	65,489,970	1.74	1.25	to	2.50	2.35	to	1.11
	12/31/2010	2,876,923	29.65	to	9.92	76,889,231	3.62	1.25	to	2.50	(1.34)	to	(0.78)
	12/31/2009	3,583,547	30.05	to	12.33	97,393,233	3.15	1.25	to	1.80	2.91	to	2.11
	12/31/2008	4,212,670	29.20	to	12.08	111,800,809	4.28	1.25	to	1.80	(5.71)	to	(6.34)
TA JPMorgan Mid Cap Value
	12/31/2012	787,752	21.76	to	20.11	16,766,570	0.74	1.25	to	1.80	19.03	to	18.10
	12/31/2011	917,491	18.28	to	16.99	16,430,870	1.10	1.25	to	1.80	0.76	to	(0.07)
	12/31/2010	1,070,063	18.14	to	16.95	19,044,078	1.84	1.25	to	1.80	21.47	to	20.65
	12/31/2009	1,252,455	14.94	to	14.03	18,374,400	1.79	1.25	to	1.80	24.85	to	23.89
	12/31/2008	1,528,377	11.96	to	11.30	17,992,062	1.35	1.25	to	1.80	(33.71)	to	(34.27)
TA JPMorgan Enhanced Index
	12/31/2012	955,352	16.13	to	13.37	13,077,165	1.13	1.25	to	2.50	14.91	to	13.50
	12/31/2011	796,459	14.07	to	11.78	9,519,222	1.29	1.25	to	2.50	(0.50)	to	(1.71)
	12/31/2010	707,312	14.18	to	11.99	8,551,726	1.55	1.25	to	2.50	13.75	to	19.86
	12/31/2009	522,286	12.50	to	10.31	5,566,176	2.06	1.25	to	1.80	27.99	to	27.03
	12/31/2008	599,631	9.79	to	8.10	5,007,335	5.61	1.25	to	1.80	(38.13)	to	(38.63)
TA BlackRock Large Cap Value
	12/31/2012	3,201,357	23.86	to	10.31	70,646,112	1.77	1.25	to	2.65	10.34	to	8.98
	12/31/2011	3,695,139	21.63	to	9.46	74,019,936	1.70	1.25	to	2.50	1.47	to	0.23
	12/31/2010	4,338,812	21.32	to	9.85	85,757,038	0.80	1.25	to	2.50	9.08	to	(1.47)
	12/31/2009	3,361,566	19.54	to	13.92	61,049,942	1.41	1.25	to	1.80	12.58	to	11.70
	12/31/2008	2,853,522	17.36	to	12.44	46,114,915	0.89	1.25	to	1.80	(34.71)	to	(35.23)

63

Western Reserve Life Insurance Co. of Ohio

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2012

4. Financial Highlights (continued)

Subaccount	Year Ended	Units	Unit FairValue Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
TA AEGON High Yield Bond
	12/31/2012	1,538,370	$18.70	to	$11.26	$28,235,302	6.61%	1.25%	to	2.50%	15.91%	to	14.49%
	12/31/2011	1,526,653	16.13	to	9.84	24,226,221	4.68	1.25	to	2.50	3.48	to	2.22
	12/31/2010	1,908,266	15.59	to	10.79	29,324,512	14.64	1.25	to	2.50	11.05	to	7.91
	12/31/2009	1,576,922	14.04	to	13.33	21,867,223	10.41	1.25	to	1.80	45.42	to	44.26
	12/31/2008	592,015	9.65	to	9.24	5,664,853	8.97	1.25	to	1.80	(26.13)	to	(26.79)
TA PIMCO Total Return
	12/31/2012	4,838,959	16.36	to	10.51	77,543,917	4.14	1.25	to	2.50	6.22	to	4.91
	12/31/2011	4,475,369	15.41	to	10.02	67,758,698	2.46	1.25	to	2.50	4.96	to	3.68
	12/31/2010	5,002,093	14.68	to	10.27	72,299,683	4.36	1.25	to	2.50	5.87	to	2.70
	12/31/2009	4,806,987	13.86	to	12.22	65,766,057	6.58	1.25	to	1.80	14.60	to	13.70
	12/31/2008	4,148,652	12.10	to	10.75	49,578,177	5.89	1.25	to	1.80	(4.00)	to	(4.79)
TA Morgan Stanley Capital Growth
	12/31/2012	1,633,926	18.39	to	13.00	29,114,899	—	1.25	to	2.50	14.11	to	12.72
	12/31/2011	1,911,474	16.12	to	11.54	29,856,679	—	1.25	to	2.50	(6.97)	to	(8.10)
	12/31/2010	2,221,788	17.33	to	12.55	37,461,696	0.87	1.25	to	2.50	25.86	to	25.54
	12/31/2009	2,427,826	13.77	to	11.94	32,581,427	2.56	1.25	to	1.80	26.33	to	25.31
	12/31/2008	2,949,693	10.90	to	9.50	31,384,109	1.99	1.25	to	1.80	(37.15)	to	(37.67)
TA T. Rowe Price Small Cap
	12/31/2012	1,642,797	22.60	to	10.55	28,847,146	—	1.25	to	2.50	14.26	to	12.86
	12/31/2011	1,668,889	19.83	to	9.35	25,808,636	—	1.25	to	2.50	0.44	to	(0.28)
	12/31/2010	1,941,084	19.78	to	13.04	30,361,027	—	1.25	to	1.80	32.77	to	31.69
	12/31/2009	1,963,115	14.94	to	9.88	23,170,122	—	1.25	to	1.80	36.99	to	35.88
	12/31/2008	2,106,610	10.93	to	7.25	18,131,232	1.60	1.25	to	1.80	(37.04)	to	(37.53)
TA Third Avenue Value
	12/31/2012	2,650,282	25.70	to	9.49	65,135,120	—	1.25	to	2.50	19.33	to	17.86
	12/31/2011	3,170,211	21.53	to	8.05	65,645,695	4.88	1.25	to	2.50	(15.39)	to	(16.42)
	12/31/2010	3,614,425	25.45	to	10.71	90,067,111	2.78	1.25	to	2.50	14.01	to	7.08
	12/31/2009	4,654,582	22.32	to	15.59	102,001,543	—	1.25	to	2.50	33.21	to	55.54
	12/31/2008	5,600,526	16.76	to	12.42	92,217,261	4.81	1.25	to	1.80	(41.88)	to	(42.33)
TA Multi-Managed Balanced
	12/31/2012	7,128,726	17.77	to	12.06	123,025,765	1.62	1.25	to	2.65	11.17	to	9.81
	12/31/2011	8,048,331	16.01	to	10.98	125,130,584	2.24	1.25	to	2.50	2.75	to	1.50
	12/31/2010	9,169,824	15.63	to	10.82	138,903,915	0.68	1.25	to	2.50	22.59	to	8.21
	12/31/2009	1,050,191	12.77	to	11.96	12,942,351	1.88	1.25	to	1.80	24.74	to	23.71
	12/31/2008	1,035,974	10.27	to	9.64	10,259,932	1.56	1.25	to	1.80	(33.24)	to	(33.77)

64

Western Reserve Life Insurance Co. of Ohio

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2012

4. Financial Highlights (continued)

			Unit FairValue					Expense			Total Return***
			Corresponding to				Investment	Ratio**			Corresponding to
	Year		Lowest to Highest			Net	Income	Lowest to			Lowest to Highest
Subaccount	Ended	Units	Expense Ratio			Assets	Ratio*	Highest			Expense Ratio
TA AllianceBernstein Dynamic Allocation
	12/31/2012	364,860	$15.37	to	$10.30	$5,461,030	0.77%	1.25%	to	2.50%	4.82%	to	3.54%
	12/31/2011	717,276	14.71	to	9.95	10,270,574	0.73	1.25	to	2.50	0.56	to	(0.66)
	12/31/2010	869,886	14.65	to	10.01	12,413,613	5.31	1.25	to	2.50	7.94	to	0.12
	12/31/2009	835,930	13.59	to	12.88	11,075,967	3.67	1.25	to	1.80	29.68	to	28.85
	12/31/2008	764,428	10.49	to	9.98	7,827,396	5.36	1.25	to	1.80	(37.66)	to	(38.12)
TA WMC Diversified Growth
	12/31/2012	24,368,547	16.23	to	11.25	363,603,900	0.31	1.25	to	2.50	11.76	to	10.39
	12/31/2011	27,865,517	14.56	to	10.19	372,337,794	0.36	1.25	to	2.50	(4.92)	to	(6.08)
	12/31/2010	22,429,505	15.35	to	10.85	315,556,696	0.53	1.25	to	2.50	16.36	to	8.54
	12/31/2009	25,642,452	13.23	to	14.42	310,379,271	0.94	1.25	to	2.50	27.60	to	47.62
	12/31/2008	29,517,281	10.39	to	9.20	280,216,434	0.22	1.25	to	1.80	(46.68)	to	(47.13)
TA AEGON Money Market
	12/31/2012	4,220,650	16.73	to	9.33	58,244,627	0.01	1.25	to	2.50	(1.24)	to	(2.45)
	12/31/2011	5,762,675	16.94	to	9.56	79,653,243	0.01	1.25	to	2.50	(1.23)	to	(2.43)
	12/31/2010	5,537,462	17.15	to	9.80	78,286,740	0.01	1.25	to	2.50	(1.23)	to	(1.97)
	12/31/2009	6,617,625	17.37	to	10.29	95,663,650	0.15	1.25	to	1.80	(1.11)	to	(1.76)
	12/31/2008	11,494,806	17.56	to	10.48	168,188,934	2.31	1.25	to	1.80	1.13	to	0.35
TA Systematic Small/Mid Cap Value
	12/31/2012	1,300,081	21.17	to	11.72	27,145,873	0.48	1.25	to	2.50	14.94	to	13.53
	12/31/2011	1,728,354	18.47	to	10.33	31,509,499	0.13	1.25	to	2.50	(3.86)	to	(5.03)
	12/31/2010	1,848,731	19.25	to	11.70	35,198,639	0.65	1.25	to	2.50	28.80	to	17.03
	12/31/2009	2,129,882	14.99	to	16.22	31,539,154	3.21	1.25	to	2.50	41.45	to	62.46
	12/31/2008	2,357,643	10.62	to	10.10	24,662,462	1.91	1.25	to	1.80	(41.60)	to	(42.10)
TA AEGON U.S. Government Securities
	12/31/2012	1,235,811	14.58	to	10.79	17,640,684	1.58	1.25	to	2.50	3.84	to	2.57
	12/31/2011	1,616,733	14.04	to	10.52	22,289,153	2.84	1.25	to	2.50	6.28	to	5.39
	12/31/2010	1,705,434	13.21	to	11.71	22,180,202	3.17	1.25	to	1.80	3.11	to	2.38
	12/31/2009	1,768,350	12.81	to	11.44	22,271,277	2.32	1.25	to	1.80	3.18	to	2.36
	12/31/2008	2,653,938	12.42	to	11.17	32,450,382	2.25	1.25	to	1.80	6.33	to	5.51
TA Morgan Stanley Mid-Cap Growth
	12/31/2012	3,701,939	49.66	to	8.88	133,464,067	—	1.25	to	2.65	7.73	to	6.41
	12/31/2011	4,477,906	46.10	to	8.35	147,146,965	0.30	1.25	to	2.50	(7.86)	to	(8.98)
	12/31/2010	3,552,946	50.03	to	11.98	141,463,327	0.12	1.25	to	2.50	32.25	to	19.83
	12/31/2009	3,914,113	37.83	to	6.86	120,275,016	—	1.25	to	1.80	58.58	to	57.29
	12/31/2008	4,277,629	23.86	to	4.35	84,496,097	2.00	1.25	to	1.80	(46.96)	to	(47.39)

65

Western Reserve Life Insurance Co. of Ohio

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2012

4. Financial Highlights (continued)

				Unit FairValue					Expense			Total Return***
				Corresponding to				Investment	Ratio**			Corresponding to
	Year			Lowest to Highest			Net	Income	Lowest to			Lowest to Highest
Subaccount	Ended		Units	Expense Ratio			Assets	Ratio*	Highest			Expense Ratio
TA Vanguard ETF Index - Balanced - SC
	12/31/2012		90,824	$11.06	to	$10.78	$996,682	1.32%	1.25%	to	1.80%	7.05%	to	6.47%
	12/31/2011		50,717	10.33	to	10.13	520,892	1.12	1.25	to	1.80	0.22	to	(0.32)
	12/31/2010		44,410	10.31	to	10.16	455,799	0.85	1.25	to	1.80	9.33	to	8.74
	12/31/2009		16,731	9.43	to	9.34	157,399	0.29	1.25	to	1.80	15.09	to	14.47
	12/31/2008	(1)	1,028	8.19	to	8.16	8,422	—	1.25	to	1.80	(18.08)	to	(18.38)
TA Vanguard ETF Index - Growth - SC
	12/31/2012		260,119	10.56	to	10.30	2,728,447	1.61	1.25	to	1.80	10.17	to	9.57
	12/31/2011		253,066	9.59	to	9.40	2,413,614	1.37	1.25	to	1.80	(2.35)	to	(2.88)
	12/31/2010		264,369	9.82	to	9.68	2,585,108	1.14	1.25	to	1.80	11.61	to	11.01
	12/31/2009		239,694	8.80	to	8.72	2,102,979	0.41	1.25	to	1.80	21.66	to	21.00
	12/31/2008	(1)	149,334	7.23	to	7.20	1,078,727	—	1.25	to	1.80	(27.70)	to	(27.97)
TA Multi Managed Large-Cap Core
	12/31/2012		1,037,861	17.30	to	11.34	17,804,689	0.86	1.25	to	2.50	15.68	to	14.26
	12/31/2011		1,048,556	14.95	to	9.93	15,604,894	0.73	1.25	to	2.50	(3.47)	to	(4.25)
	12/31/2010		959,665	15.49	to	15.29	14,824,716	0.68	1.25	to	1.80	17.70	to	16.77
	12/31/2009	(1)	981,208	13.16	to	13.09	12,900,942	0.84	1.25	to	1.80	31.61	to	30.94
TA Jennison Growth
	12/31/2012		1,467,969	11.82	to	10.21	17,301,700	0.07	1.25	to	2.50	14.33%	to	12.93
	12/31/2011		1,661,965	10.34	to	9.04	17,156,339	0.12	1.25	to	2.50	(1.85)	to	(3.05)
	12/31/2010	(1)	1,579,969	10.54	to	10.45	16,637,818	0.04	1.25	to	2.50	5.37	to	4.50
TA Janus Balanced - SC
	12/31/2012		1,245,917	0.98	to	0.97	1,219,947	—	1.25	to	1.65	11.10	to	10.66
	12/31/2011		1,497,927	0.88	to	0.88	1,321,648	0.16	1.25	to	1.65	(11.91)	to	(12.26)
	12/31/2010		1,653,753	1.00	to	1.00	1,658,369	0.15	1.25	to	1.65	1.83	to	1.43
	12/31/2009	(1)	569,313	0.99	to	0.99	561,332	—	1.25	to	1.65	(0.05)	to	(0.09)
TA PIMCO Tactical - Balanced - SC
	12/31/2012		2,046,369	0.93	to	0.91	1,889,653	1.58	1.25	to	1.65	(0.27)	to	(0.66)
	12/31/2011		3,563,010	0.93	to	0.92	3,299,946	1.19	1.25	to	1.65	(4.60)	to	(4.97)
	12/31/2010		3,642,348	0.97	to	0.97	3,540,922	0.41	1.25	to	1.65	(4.66)	to	(5.03)
	12/31/2009	(1)	496,089	1.02	to	1.02	506,447	—	1.25	to	1.65	2.28	to	2.24
TA PIMCO Tactical - Growth - SC
	12/31/2012		576,973	0.87	to	0.86	500,498	0.49	1.25	to	1.65	(0.56)	to	(0.95)
	12/31/2011		659,108	0.87	to	0.87	575,105	1.31	1.25	to	1.65	(12.70)	to	(13.05)
	12/31/2010		817,802	1.00	to	1.00	818,222	1.05	1.25	to	1.65	(1.93)	to	(2.32)
	12/31/2009	(1)	159,393	1.02	to	1.02	162,819	—	1.25	to	1.65	2.53	to	2.49

66

Western Reserve Life Insurance Co. of Ohio

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2012

4. Financial Highlights (continued)

				Unit FairValue					Expense			Total Return***
				Corresponding to				Investment	Ratio**			Corresponding to
	Year			Lowest to Highest			Net	Income	Lowest to			Lowest to Highest
Subaccount	Ended		Units	Expense Ratio			Assets	Ratio*	Highest			Expense Ratio
TA PIMCO Tactical - Conservative - SC
	12/31/2012		2,044,824	$0.91	to	$0.90	$1,840,876	1.15%	1.25%	to	1.65%	0.26%	to	(0.13)%
	12/31/2011		2,979,836	0.90	to	0.90	2,681,447	1.30	1.25	to	1.65	(8.60)	to	(8.96)
	12/31/2010		2,388,545	0.99	to	0.98	2,356,550	0.76	1.25	to	1.65	(3.32)	to	(3.70)
	12/31/2009	(1)	332,818	1.02	to	1.02	340,353	—	1.25	to	1.65	2.55	to	2.50
TA Hanlon Income - SC
	12/31/2012		8,171,266	1.03	to	9.97	8,435,090	2.12	1.25	to	2.50	2.18	to	0.93
	12/31/2011		10,674,237	1.01	to	9.87	10,751,432	1.60	1.25	to	2.50	1.66	to	0.42
	12/31/2010		10,307,319	0.99	to	9.83	10,224,117	0.22	1.25	to	2.50	(1.12)	to	(1.68)
	12/31/2009	(1)	2,752,195	1.00	to	1.00	2,762,759	—	1.25	to	1.65	0.40	to	0.36
TA AEGON Tactical Vanguard EFT Growth - SC
	12/31/2012		219,454	10.83	to	10.79	2,374,346	0.65	1.25	to	1.65	9.58	to	9.14
	12/31/2011	(1)	261,134	9.89	to	9.88	2,581,513	—	1.25	to	1.65	(1.14)	to	(1.16)
TA AEGON Tactical Vanguard EFT Conservative - SC
	12/31/2012		63,837	10.60	to	10.56	675,356	0.41	1.25	to	1.65	5.46	to	5.04
	12/31/2011	(1)	55,241	10.05	to	10.05	555,299	—	1.25	to	1.65	0.54	to	0.52
Access VP High Yield
	12/31/2012		200,962	14.74	to	14.32	2,928,925	3.91	1.25	to	2.50	12.71	to	12.10
	12/31/2011		332,477	13.08	to	12.78	4,315,511	1.00	1.25	to	1.80	1.48	to	0.93
	12/31/2010		298,006	12.89	to	12.66	3,821,747	8.72	1.25	to	1.80	14.94	to	14.32
	12/31/2009		733,601	11.21	to	11.07	8,198,167	8.70	1.25	to	1.80	15.47	to	14.85
	12/31/2008		923,483	9.71	to	9.64	8,951,400	6.62	1.25	to	1.80	(5.83)	to	(6.34)
ProFund VP Bull
	12/31/2012		507,179	10.92	to	10.53	5,478,815	—	1.25	to	2.50	12.48	to	11.87
	12/31/2011		314,676	9.70	to	9.42	3,025,920	—	1.25	to	1.80	(1.23)	to	(1.76)
	12/31/2010		410,450	9.83	to	9.59	4,006,999	0.14	1.25	to	1.80	11.19	to	10.59
	12/31/2009		875,361	8.84	to	8.67	7,696,051	1.16	1.25	to	1.80	22.81	to	22.15
	12/31/2008		143,219	7.20	to	7.10	1,026,748	—	1.25	to	1.80	(38.44)	to	(38.78)
ProFund VP Money Market
	12/31/2012		1,317,478	9.87	to	9.52	12,853,646	0.02	1.25	to	2.50	(1.22)	to	(1.76)
	12/31/2011		1,852,773	9.99	to	9.69	18,340,831	0.02	1.25	to	1.80	(1.21)	to	(1.74)
	12/31/2010		981,614	10.11	to	9.87	9,813,635	0.02	1.25	to	1.80	(1.21)	to	(1.75)
	12/31/2009		1,848,310	10.24	to	10.04	18,791,752	0.04	1.25	to	1.80	(1.20)	to	(1.74)
	12/31/2008		2,720,907	10.36	to	10.22	28,083,995	0.88	1.25	to	1.80	(0.41)	to	(0.95)
ProFund VP NASDAQ-100
	12/31/2012		327,206	15.18	to	10.76	4,867,463	—	1.25	to	2.50	14.79	to	13.38
	12/31/2011		361,901	13.23	to	9.49	4,720,266	—	1.25	to	2.50	0.21	to	(0.34)
	12/31/2010		440,010	13.20	to	12.88	5,769,428	—	1.25	to	1.80	16.79	to	16.15
	12/31/2009		315,036	11.30	to	11.09	3,536,691	—	1.25	to	1.80	50.13	to	49.32
	12/31/2008		103,820	7.53	to	7.42	778,224	—	1.25	to	1.80	(43.20)	to	(43.50)

67

Western Reserve Life Insurance Co. of Ohio

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2012

4. Financial Highlights (continued)

			Unit FairValue					Expense			Total Return***
			Corresponding to				Investment	Ratio**			Corresponding to
	Year		Lowest to Highest			Net	Income	Lowest to			Lowest to Highest
Subaccount	Ended	Units	Expense Ratio			Assets	Ratio*	Highest			Expense Ratio
ProFund VP Short Small-Cap
	12/31/2012	83,504	$3.75	to	$5.42	$309,082	—%	1.25%	to	2.50%	(19.97)%	to	(20.95)%
	12/31/2011	84,872	4.68	to	6.85	394,397	—	1.25	to	2.50	(10.21)	to	(11.30)
	12/31/2010	54,602	5.21	to	7.72	283,165	—	1.25	to	2.50	(29.82)	to	(22.77)
	12/31/2009	131,678	7.43	to	7.29	972,429	0.45	1.25	to	1.80	(33.21)	to	(33.57)
	12/31/2008	142,501	11.12	to	10.97	1,578,659	2.94	1.25	to	1.80	22.55	to	21.88
ProFund VP Small-Cap
	12/31/2012	579,143	11.21	to	11.13	6,435,849	—	1.25	to	2.50	13.33	to	11.94
	12/31/2011	253,634	9.89	to	9.94	2,487,644	—	1.25	to	2.50	(6.82)	to	(7.32)
	12/31/2010	560,405	10.61	to	10.35	5,905,131	—	1.25	to	1.80	23.25	to	22.58
	12/31/2009	190,693	8.61	to	8.45	1,631,864	—	1.25	to	1.80	24.51	to	23.84
	12/31/2008	165,623	6.91	to	6.82	1,140,193	0.22	1.25	to	1.80	(36.20)	to	(36.55)
ProFund VP Europe 30
	12/31/2012	47,786	7.82	to	12.11	376,164	2.24	1.25	to	2.50	15.15	to	13.74
	12/31/2011	29,119	6.79	to	10.65	196,452	0.32	1.25	to	2.50	(10.01)	to	(10.49)
	12/31/2010	45,403	7.54	to	7.41	340,241	1.81	1.25	to	1.80	1.37	to	0.82
	12/31/2009	70,963	7.44	to	7.35	525,522	2.68	1.25	to	1.80	30.66	to	29.95
	12/31/2008	97,285	5.69	to	5.65	552,784	3.45	1.25	to	1.80	(44.70)	to	(45.00)
ProFund VP Oil & Gas
	12/31/2012	593,544	9.26	to	10.98	5,436,496	0.14	1.25	to	2.50	1.62	to	0.37
	12/31/2011	901,111	9.11	to	10.94	8,133,363	0.14	1.25	to	2.50	0.99	to	(0.24)
	12/31/2010	1,307,431	9.02	to	10.96	11,724,883	0.40	1.25	to	2.50	16.31	to	9.65
	12/31/2009	980,907	7.75	to	7.66	7,577,975	—	1.25	to	1.80	14.07	to	13.46
	12/31/2008	637,145	6.80	to	6.75	4,321,341	—	1.25	to	1.80	(37.73)	to	(38.07)
ProFund VP UltraSmall-Cap
	12/31/2012	327,940	6.16	to	10.67	2,009,469	—	1.25	to	2.50	27.91	to	26.34
	12/31/2011	479,678	4.82	to	8.44	2,299,496	—	1.25	to	2.50	(19.83)	to	(20.81)
	12/31/2010	475,160	6.01	to	10.66	2,854,196	—	1.25	to	2.50	46.61	to	6.62
	12/31/2009	433,884	4.10	to	4.05	1,772,706	0.16	1.25	to	1.80	38.45	to	37.70
	12/31/2008	236,609	2.96	to	2.94	698,011	1.09	1.25	to	1.80	(66.61)	to	(66.79)
ProFund VP Utilities
	12/31/2012	504,225	9.67	to	10.41	4,847,254	1.85	1.25	to	2.50	(1.10)	to	(2.31)
	12/31/2011	1,248,577	9.77	to	10.66	12,125,437	1.76	1.25	to	2.50	16.06	to	15.44
	12/31/2010	503,346	8.42	to	8.27	4,213,909	2.47	1.25	to	1.80	4.64	to	4.08
	12/31/2009	876,905	8.05	to	7.95	7,033,307	3.62	1.25	to	1.80	9.37	to	8.78
	12/31/2008	235,976	7.36	to	7.30	1,732,913	2.63	1.25	to	1.80	(31.56)	to	(31.93)

68

Western Reserve Life Insurance Co. of Ohio

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2012

4. Financial Highlights (continued)

			Unit FairValue					Expense			Total Return***
			Corresponding to				Investment	Ratio**			Corresponding to
	Year		Lowest to Highest			Net	Income	Lowest to			Lowest to Highest
Subaccount	Ended	Units	Expense Ratio			Assets	Ratio*	Highest			Expense Ratio
ProFund VP Consumer Services
	12/31/2012	162,140	$12.08	to	$11.56	$1,945,007	—%	1.25%	to	2.50%	20.59%	to	19.11%
	12/31/2011	641,277	10.02	to	9.70	6,392,237	—	1.25	to	2.50	4.20	to	2.93
	12/31/2010	383,045	9.61	to	11.19	3,668,029	—	1.25	to	2.50	19.89	to	11.86
	12/31/2009	12,259	8.02	to	7.92	97,962	—	1.25	to	1.80	29.19	to	28.49
	12/31/2008	7,061	6.21	to	6.16	43,755	—	1.25	to	1.80	(32.23)	to	(32.60)
ProFund VP Pharmaceuticals
	12/31/2012	162,901	11.54	to	11.27	1,868,125	0.94	1.25	to	2.50	10.47	to	9.11
	12/31/2011	642,771	10.45	to	10.33	6,680,073	0.80	1.25	to	2.50	14.70	to	13.31
	12/31/2010	87,635	9.11	to	9.79	794,819	5.61	1.25	to	2.50	(0.76)	to	(2.11)
	12/31/2009	93,710	9.18	to	9.06	857,334	2.84	1.25	to	1.80	15.45	to	14.83
	12/31/2008	304,928	7.95	to	7.89	2,419,534	3.35	1.25	to	1.80	(20.51)	to	(20.94)
ProFund VP Small-Cap Value
	12/31/2012	140,482	9.78	to	9.50	1,366,155	—	1.25	to	2.50	14.72	to	14.09
	12/31/2011	221,864	8.52	to	8.32	1,877,903	—	1.25	to	1.80	(5.28)	to	(5.80)
	12/31/2010	86,822	9.00	to	8.84	777,227	0.08	1.25	to	1.80	20.60	to	19.94
	12/31/2009	223,032	7.46	to	7.37	1,657,473	0.28	1.25	to	1.80	18.92	to	18.27
	12/31/2008	93,620	6.27	to	6.23	586,584	—	1.25	to	1.80	(31.54)	to	(31.92)
ProFund VP Falling US Dollar
	12/31/2012	22,540	9.17	to	8.91	205,066	—	1.25	to	1.80	(2.00)	to	(2.53)
	12/31/2011	41,450	9.36	to	9.14	384,496	—	1.25	to	1.80	(3.92)	to	(4.44)
	12/31/2010	40,145	9.74	to	9.56	388,976	—	1.25	to	1.80	(3.79)	to	(4.31)
	12/31/2009	65,539	10.12	to	9.99	661,187	3.06	1.25	to	1.80	2.04	to	1.49
	12/31/2008	82,371	9.92	to	9.85	815,953	0.07	1.25	to	1.80	(6.29)	to	(6.80)
ProFund VP Emerging Markets
	12/31/2012	866,766	8.21	to	8.73	7,058,966	1.07	1.25	to	2.50	5.25	to	3.96
	12/31/2011	733,340	7.80	to	8.40	5,679,386	—	1.25	to	2.50	(20.69)	to	(21.66)
	12/31/2010	1,507,451	9.84	to	10.72	14,751,885	—	1.25	to	2.50	8.41	to	7.24
	12/31/2009	1,520,159	9.07	to	8.96	13,741,556	0.12	1.25	to	1.80	60.35	to	59.49
	12/31/2008	417,469	5.66	to	5.62	2,355,960	1.04	1.25	to	1.80	(50.71)	to	(50.98)
ProFund VP International
	12/31/2012	625,373	7.05	to	6.85	4,414,657	—	1.25	to	2.50	14.50	to	13.87
	12/31/2011	187,761	6.15	to	6.01	1,147,807	—	1.25	to	1.80	(15.40)	to	(15.85)
	12/31/2010	597,504	7.27	to	7.14	4,326,839	—	1.25	to	1.80	6.47	to	5.90
	12/31/2009	524,061	6.83	to	6.75	3,569,383	0.03	1.25	to	1.80	23.11	to	22.44
	12/31/2008	70,161	5.55	to	5.51	388,536	1.54	1.25	to	1.80	(45.09)	to	(45.39)

69

Western Reserve Life Insurance Co. of Ohio

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2012

4. Financial Highlights (continued)

			Unit FairValue					Expense			Total Return***
			Corresponding to				Investment	Ratio**			Corresponding to
	Year		Lowest to Highest			Net	Income	Lowest to			Lowest to Highest
Subaccount	Ended	Units	Expense Ratio			Assets	Ratio*	Highest			Expense Ratio
ProFund VP Asia 30
	12/31/2012	299,551	$8.00	to	$10.32	$2,371,773	—%	1.25%	to	2.50%	14.04%	to	12.65%
	12/31/2011	353,753	7.02	to	9.16	2,458,400	0.04	1.25	to	2.50	(27.90)	to	(28.29)
	12/31/2010	663,458	9.73	to	9.56	6,414,341	0.07	1.25	to	1.80	12.50	to	11.89
	12/31/2009	657,444	8.65	to	8.54	5,665,586	1.06	1.25	to	1.80	52.30	to	51.47
	12/31/2008	397,727	5.68	to	5.64	2,252,926	0.87	1.25	to	1.80	(51.43)	to	(51.70)
ProFund VP Japan
	12/31/2012	12,469	5.24	to	5.09	87,938	—	1.25	to	2.35	21.42	to	20.77
	12/31/2011	58,644	4.32	to	4.22	251,863	—	1.25	to	1.80	(19.54)	to	(19.98)
	12/31/2010	6,346	5.37	to	5.27	33,989	—	1.25	to	1.80	(7.69)	to	(8.19)
	12/31/2009	17,413	5.81	to	5.74	101,037	0.19	1.25	to	1.80	8.97	to	8.38
	12/31/2008	7,409	5.33	to	5.30	39,463	16.02	1.25	to	1.80	(41.58)	to	(41.89)
ProFund VP Short NASDAQ-100
	12/31/2012	164,047	4.61	to	5.59	747,094	—	1.25	to	2.50	(19.80)	to	(20.79)
	12/31/2011	124,574	5.75	to	7.05	709,959	—	1.25	to	2.50	(11.58)	to	(12.66)
	12/31/2010	123,309	6.50	to	8.08	797,131	—	1.25	to	2.50	(22.16)	to	(19.24)
	12/31/2009	74,390	8.35	to	8.25	618,831	0.24	1.25	to	1.80	(41.39)	to	(41.71)
	12/31/2008	104,349	14.25	to	14.15	1,483,965	3.14	1.25	to	1.80	46.33	to	45.54
ProFund VP U.S. Government Plus
	12/31/2012	190,161	16.38	to	15.91	3,075,207	—	1.25	to	2.35	(0.28)	to	(0.82)
	12/31/2011	261,027	16.43	to	16.05	4,257,423	0.14	1.25	to	1.80	41.75	to	40.99
	12/31/2010	161,089	11.59	to	11.38	1,858,207	0.46	1.25	to	1.80	8.76	to	8.17
	12/31/2009	123,927	10.65	to	10.52	1,315,086	0.06	1.25	to	1.80	(33.45)	to	(33.81)
	12/31/2008	459,921	16.01	to	15.90	7,347,939	1.53	1.25	to	1.80	47.91	to	47.11
ProFund VP Basic Materials
	12/31/2012	340,307	9.73	to	10.82	3,283,787	0.34	1.25	to	2.50	7.14	to	5.83
	12/31/2011	665,971	9.08	to	10.22	6,002,319	0.13	1.25	to	2.50	(17.19)	to	(17.63)
	12/31/2010	912,348	10.97	to	10.77	9,958,354	0.54	1.25	to	1.80	28.10	to	27.40
	12/31/2009	649,687	8.56	to	8.45	5,545,293	0.75	1.25	to	1.80	60.37	to	59.50
	12/31/2008	350,346	5.34	to	5.30	1,866,525	0.40	1.25	to	1.80	(52.03)	to	(52.29)
ProFund VP Financials
	12/31/2012	257,108	5.51	to	10.33	1,428,016	0.27	1.25	to	2.50	23.18	to	21.67
	12/31/2011	274,194	4.47	to	8.49	1,217,438	—	1.25	to	2.50	(14.89)	to	(15.93)
	12/31/2010	428,069	5.26	to	10.10	2,237,141	0.39	1.25	to	2.50	9.56	to	1.01
	12/31/2009	458,108	4.80	to	4.74	2,189,669	2.19	1.25	to	1.80	13.59	to	12.97
	12/31/2008	245,506	4.22	to	4.19	1,034,389	1.39	1.25	to	1.80	(51.16)	to	(51.42)

70

Western Reserve Life Insurance Co. of Ohio

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2012

4. Financial Highlights (continued)

			Unit FairValue					Expense			Total Return***
			Corresponding to				Investment	Ratio**			Corresponding to
	Year		Lowest to Highest			Net	Income	Lowest to			Lowest to Highest
Subaccount	Ended	Units	Expense Ratio			Assets	Ratio*	Highest			Expense Ratio
ProFund VP Precious Metals
	12/31/2012	647,158	$9.52	to	$9.25	$6,108,327	—%	1.25%	to	2.50%	(15.61)%	to	(16.07)%
	12/31/2011	764,840	11.28	to	11.02	8,567,955	—	1.25	to	1.80	(20.21)	to	(20.64)
	12/31/2010	813,507	14.14	to	13.89	11,446,052	—	1.25	to	1.80	31.29	to	30.58
	12/31/2009	748,005	10.77	to	10.64	8,029,177	0.85	1.25	to	1.80	33.66	to	32.93
	12/31/2008	588,936	8.06	to	8.00	4,737,751	2.71	1.25	to	1.80	(31.62)	to	(31.99)
ProFund VP Telecommunications
	12/31/2012	453,249	8.67	to	10.77	3,923,118	2.15	1.25	to	2.50	15.07	to	13.66
	12/31/2011	40,912	7.53	to	9.47	314,714	4.26	1.25	to	2.50	0.61	to	0.07
	12/31/2010	276,512	7.49	to	7.35	2,055,447	4.52	1.25	to	1.80	14.26	to	13.64
	12/31/2009	35,284	6.55	to	6.47	230,306	5.06	1.25	to	1.80	6.00	to	5.42
	12/31/2008	96,602	6.18	to	6.14	596,382	6.04	1.25	to	1.80	(35.23)	to	(35.58)
ProFund VP Mid-Cap
	12/31/2012	704,800	10.31	to	10.02	7,214,633	—	1.25	to	2.50	14.11	to	13.49
	12/31/2011	243,641	9.04	to	8.83	2,186,356	—	1.25	to	1.80	(5.36)	to	(5.87)
	12/31/2010	411,183	9.55	to	9.38	3,905,297	—	1.25	to	1.80	22.52	to	21.86
	12/31/2009	331,619	7.80	to	7.70	2,577,703	—	1.25	to	1.80	31.24	to	30.53
	12/31/2008	104,994	5.94	to	5.90	622,450	0.47	1.25	to	1.80	(39.13)	to	(39.46)
ProFund VP Short Emerging Markets
	12/31/2012	61,619	4.12	to	7.44	258,620	—	1.25	to	2.50	(14.12)	to	(15.18)
	12/31/2011	70,337	4.80	to	8.77	336,461	—	1.25	to	2.50	9.30	to	7.97
	12/31/2010	91,871	4.39	to	8.12	402,532	—	1.25	to	2.50	(19.43)	to	(18.81)
	12/31/2009	53,469	5.45	to	5.39	290,588	—	1.25	to	1.80	(49.35)	to	(49.62)
	12/31/2008	132,684.43	10.77	to	10.69	1,426,172.00	0.14	1.25	to	1.80	30.59	to	29.88
ProFund VP Short International
	12/31/2012	56,974	6.18	to	6.00	350,434	—	1.25	to	1.80	(21.15)	to	(21.58)
	12/31/2011	46,276	7.83	to	7.65	360,355	—	1.25	to	1.80	0.55	to	0.01
	12/31/2010	39,900	7.79	to	7.65	309,380	—	1.25	to	1.80	(15.75)	to	(16.21)
	12/31/2009	92,914	9.25	to	9.13	856,218	—	1.25	to	1.80	(31.14)	to	(31.52)
	12/31/2008	163,995.88	13.43	to	13.33	2,197,624.00	0.11	1.25	to	1.80	36.52	to	35.78
Fidelity VIP Contrafund® - SC II
	12/31/2012	1,703,271	14.71	to	10.23	24,576,332	1.08	1.25	to	2.50	14.70	to	13.29
	12/31/2011	1,951,278	12.83	to	9.03	24,580,502	0.75	1.25	to	2.50	(3.98)	to	(5.15)
	12/31/2010	2,174,148	13.36	to	11.08	28,600,501	0.98	1.25	to	2.50	15.48	to	10.79
	12/31/2009	2,575,567	11.57	to	10.97	29,369,358	1.16	1.25	to	1.80	33.80	to	33.07
	12/31/2008	2,886,068	8.65	to	8.25	24,626,115	0.73	1.25	to	1.80	(43.40)	to	(43.71)

71

Western Reserve Life Insurance Co. of Ohio

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2012

4. Financial Highlights (continued)

			Unit FairValue					Expense			Total Return***
			Corresponding to				Investment	Ratio**			Corresponding to
	Year		Lowest to Highest			Net	Income	Lowest to			Lowest to Highest
Subaccount	Ended	Units	Expense Ratio			Assets	Ratio*	Highest			Expense Ratio
Fidelity VIP Equity-Income - SC II
	12/31/2012	744,478	$13.83	to	$12.57	$10,080,918	2.78%	1.25%	to	2.50%	15.60%	to	14.19%
	12/31/2011	889,565	11.96	to	11.01	10,438,450	2.12	1.25	to	2.50	(0.59)	to	(1.80)
	12/31/2010	1,063,959	12.03	to	11.21	12,592,362	1.57	1.25	to	2.50	13.50	to	12.14
	12/31/2009	1,270,306	10.60	to	10.05	13,263,253	2.05	1.25	to	1.80	28.28	to	27.59
	12/31/2008	1,458,089	8.26	to	7.88	11,890,200	1.98	1.25	to	1.80	(43.52)	to	(43.83)
Fidelity VIP Growth Opportunities - SC II
	12/31/2012	356,281	9.32	to	11.03	3,268,105	0.15	1.25	to	2.50	17.84	to	16.40
	12/31/2011	419,786	7.91	to	9.47	3,267,264	—	1.25	to	2.50	0.71	to	0.17
	12/31/2010	461,392	7.86	to	7.41	3,567,194	—	1.25	to	1.80	21.95	to	21.29
	12/31/2009	638,516	6.44	to	6.11	4,058,057	0.25	1.25	to	1.80	43.67	to	42.89
	12/31/2008	622,570	4.48	to	4.28	2,756,771	0.11	1.25	to	1.80	(55.69)	to	(55.93)
Fidelity VIP Index 500 - SC II
	12/31/2012	18,675	13.31	to	12.86	240,364	1.90	1.40	to	1.80	14.03	to	13.58
	12/31/2011	19,303	11.68	to	11.32	218,743	1.66	1.40	to	1.80	0.38	to	(0.01)
	12/31/2010	21,946	11.63	to	11.33	248,696	1.70	1.40	to	1.80	13.15	to	12.70
	12/31/2009	24,049	10.28	to	10.05	241,815	2.32	1.40	to	1.80	24.56	to	24.07
	12/31/2008	24,960	8.25	to	8.10	202,216	1.82	1.40	to	1.80	(38.03)	to	(38.28)

(1)	See footnote 1
*	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the Mutual Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the Mutual Fund in which the subaccounts invest.
**	These amounts represent the annualized contract expenses of the subaccount, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the Mutual Fund have been excluded.
***	These amounts represent the total return for the periods indicated, including changes in the value of the Mutual Fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. Effective 2012, total returns reflect a full twelve month period and total returns for subaccounts opened during the year have not been disclosed as they may not be indicative of a full year return. Effective 2011, expense ratios not in effect for the full twelve months are not reflected in the total return as they may not be indicative of a full year return.

72

Western Reserve Life Insurance Co. of Ohio

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2012

4. Financial Highlights (continued)

There are subaccounts that have total return ranges outside of the range indicated above. Following is the list of the subaccounts and their corresponding lowest total return and highest total return.

Subaccount	2011 Total Return Range
TA JPMorgan Core Bond - SC	1.89% to 6.20%
TA Asset Allocation - Conservative - SC	(.45)% to 1.39%
TA Asset Allocation - Growth - SC	(7.72)% to (2.47)%
TA Asset Allocation - Moderate Growth - SC	(4.4)% to (0.2)%
TA Clarion Global Real Estate Securities - SC	(12.98)% to (6.9)%
TA JPMorgan Tactical Allocation - SC	.57% to 2.35%
TA BlackRock Large Cap Value - SC	(5.38)% to 1.47%
TA AEGON High Yield Bond - SC	(1.65)% to 3.48%
TA PIMCO Total Return - SC	.20% to 4.96%
TA Morgan Stanley Capital Growth - SC	(8.94)% to (6.97)%
TA T. Rowe Price Small Cap - SC	(6.54)% to 2.91%
TA Third Avenue - SC	(19.48)% to (15.39)%
TA WMC Diversified Growth - SC	(7.88)% to (4.92)%
TA Systematic Small/Mid Cap Value - SC	(5.03)% to (3.27)%
TA AEGON U.S. Government Securities - SC	5.24% to 6.28%
TA Morgan Stanley Mid-Cap Growth - SC	(16.55)% to (7.86)%
TA Multi Managed Large-Cap Core - SC	(4.25)% to (0.72)%
TA Jennison Growth - SC	(9.56)% to (1.85)%
ProFund VP NASDAQ-100	(5.12)% to .21%
ProFund VP Small-Cap	(7.32)% to (0.57)%
ProFund VP Europe 30	(10.49)% to 6.48%
ProFund VP Utilities	6.62% to 16.06%
ProFund VP Consumer Services	(2.96)% to 4.2%
ProFund VP Pharmaceuticals	3.31% to 14.7%
ProFund VP Asia 30	(28.29)% to (8.36)%
ProFund VP Basic Materials	(17.63)% to 2.2%
ProFund VP Telecommunications	(5.29)% to 5.99%
Fidelity VIP Contrafund® - SCII	(9.69)% to (3.98)%
Fidelity VIP Equity Income - SCII	(4.95)% to (.59)%
Fidelity VIP Contrafund® - SCII	(5.25)% to (.71)%

Subaccount	2010 Total Return Range
TA Asset Allocation - Growth - SC	12.62% to 18.31%
TA JPMorgan Tactical Allocation	(2.18)% to (0.78)%
TA JPMorgan Enhanced Index	12.82% to 19.86%
TA Morgan Stanley Mid-Cap Growth - SC	24.84% to 25.86%
TA Jennison Growth	4.50% to 14.82%
ProFund VP Short Small-Cap	(30.22)% to (22.77)%
ProFund VP Short NASDAQ-100	(22.58)% to (19.24)%
ProFund VP Short Emerging Markets	(19.86)% to (18.81)%

73

Western Reserve Life Insurance Co. of Ohio

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2012

5. Administrative and Mortality and Expense Risk Charges

WRL deducts a daily administrative charge equal to an annual rate ranging from 0% to .40% of the daily net assets value of each subaccount for administrative expenses. WRL deducts an annual charge during the accumulation phase, not to exceed $35, proportionately from the subaccounts’ unit values. An annual charge ranging from .85% to 2.25% is deducted (based on the death benefit selected) from the unit values of the subaccounts of the Separate Account for WRL’s assumption of certain mortality and expense risks incurred in connection with the contract. The charge is assessed daily based on the net asset value of the Mutual Fund. Charges for administrative and mortality and expense risk are an expense of the subaccount. Charges reflected above are those currently assessed and may be subject to change. Contract owners should see their actual policy and any related attachments to determine their specific charges.

6. Income Taxes

Operations of the Separate Account form a part of WRL, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the Code). The operations of the Separate Account are accounted for separately from other operations of WRL for purposes of federal income taxation. The Separate Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from WRL. Under existing federal income tax laws, the income of the Separate Account is not taxable to WRL, as long as earnings are credited under the variable annuity contracts.

7. Dividend Distributions

Dividends are not declared by the Separate Account, since the increase in the value of the underlying investment in the Mutual Funds is reflected daily in the accumulation unit price used to calculate the equity value within the Separate Account. Consequently, a dividend distribution by the Mutual Funds does not change either the accumulation unit price or equity values within the Separate Account.

74

Western Reserve Life Insurance Co. of Ohio

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2012

8. Fair Value Measurements and Fair Value Hierarchy

The Accounting Standards Codification™(ASC) 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the nature of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.

The Separate Account has categorized its financial instruments into a three level hierarchy which is based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the Statements of Assets and Liabilities are categorized as follows:

Level 1. Unadjusted quoted prices for identical assets or liabilities in an active market.

Level 2. Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets

b)	Quoted prices for identical or similar assets or liabilities in non-active markets

c)	Inputs other than quoted market prices that are observable

d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

All investments in the Mutual Funds included in the Statements of Assets and Liabilities are stated at fair value and are based upon daily unadjusted quoted prices, therefore are considered Level 1.

9. Subsequent Events

The Separate Account has evaluated the financial statements for subsequent events through the date which the financial statements were issued. During this period, there were no subsequent events requiring recognition or disclosure in the financial statements.

75

WRL Series Annuity Account

PART C

OTHER INFORMATION

Item 24.	Financial Statements and Exhibits

(a)	Financial Statements

The financial statements for the WRL Series Annuity Account and for Western Reserve Life Assurance Co. of Ohio (“Western Reserve”) are included in Part B.

(b)	Exhibits

(1)	Resolution of the Board of Directors of Western Reserve establishing the separate account 1/

(2)	Not Applicable

(3)	Distribution of Contracts

(a)	Master Service and Distribution Compliance Agreement 1/

(b)	Amendment to Master Service and Distribution Compliance Agreement 2/

(c)	Form of Broker/Dealer Supervisory and Service Agreement 2/

(d)	Principal Underwriting Agreement 2/

(e)	First Amendment to Principal Underwriting Agreement 2/

(f)	Second Amendment to Principal Underwriting Agreement. 3/

(g)	Third Amendment to Principal Underwriting Agreement. 4/

(h)	Amended and Reinstated Principal Underwriting Agreement between WRL and AFSG. Note 25

(i)	First Amendment to Amended and Reinstated Principal Underwriting Agreement. Note 25

(j)	Amendment No. 2 to Amended and Reinstated Principal Underwriting Agreement. Note 26

(k)	Form of Life Insurance Company Product Sales Agreement Note 30

(l)	Principal Underwriting Agreement. Note 32.

(m)	Amendment No. 1 to Principal Underwriting Agreement. Note 32.

(n)	Amended and Restated Principal Underwriting Agreement between TCI and WRL. Note 36

(4)	(a) Specimen Flexible Payment Variable Accumulation Deferred Annuity Contract (WL18) 5/

(b)	Specimen Flexible Payment Variable Accumulation Deferred Annuity Contract (VA30) 6/

(c)	Death Benefit Riders

(i)	Annual Step-Up Death Benefit (GDB10) 6/

(ii)	Compounding Minimum Death Benefit (GDB11) 6/

(d)	Guaranteed Minimum Income Benefit Rider (GIB01) 5/

(e)	Guaranteed Minimum Income Benefit Rider (GIB02) 7/

(f)	Terminal Illness Rider (EA132) 5/

(g)	Nursing Care Facility Waiver Endorsement (EA133) 5/

(h)	Tax-Sheltered Annuity Endorsement (EA125) 8/

(i)	Endorsement - Contract Loan Provisions (EA126) 8/

(j)	Endorsement - Dollar Cost Averaging (EA134) 8/

(k)	Endorsement - Asset Rebalancing Program (EA135) 8/

(l)	Additional Earnings Rider (AER01) 7/

(m)	Additional Earnings Rider (AER02) 9/

(n)	Split Contract Endorsement (EA141) 9/

(o)	Guaranteed Minimum Death Benefit Endorsements

(i)	(EA138A, EA139, EA139B, EA140) 7/

(ii)	(EA142, EA145) 9/

(5)	(a) Application for Flexible Payment Variable Accumulation Deferred Annuity Contract (APP00500) 10/

(b)	Application for Flexible Payment Variable Accumulation Deferred Annuity Contract (APP00601) 9/

(6)	(a) Second Amended Articles of Incorporation of Western Reserve 1/

(b)	Certificate of First Amendment to Second Amended Articles of Incorporation of Western Reserve 11/

(c)	Amended Code of Regulations of Western Reserve 1/

(7)	(a) Reinsurance Agreement (TIRe) 9/

(b)	Reinsurance Agreement (GPHRe) 12/

(c)	Reinsurance Agreement (TIRe). Note 33

(8)	(a)	Participation Agreements Among Variable Insurance Products Fund, Fidelity Distributors Corporation and Western Reserve Life Assurance Co. of Ohio dated June 14, 1999 13/

(a)(1)	Amendment No. 1 dated March 15, 2000 to Participation Agreement -Variable Insurance Products Fund 8/

(a)(2)	Second Amendment dated April 12, 2001 to Participation Agreement – Variable Insurance Products Fund 14/
(a)(3)	Amendment No. 4 to Participation Agreement (Fidelity VIP and VIP V). Note 37.

(8)	(b)	Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Western Reserve Life Assurance Co. of Ohio dated June 14, 1999 13/

(b)(1)	Amendment No. 1 dated March 15, 2000 to Participation Agreement -Variable Insurance Products Fund II 8/

(b)(2)	Second Amendment dated April 12, 2001 to Participation Agreement – Variable Insurance Products Fund II 14/

(b)(3)	Third Amendment dated September 1, 2003 to Participation Agreement – Variable Insurance Products Fund II 15/

(b)(4)	Fourth Amendment dated December 1, 2003 to Participation Agreement – Variable Insurance Products Fund II 3/
(b)(5)	Amendment No. 8 to Participation Agreement (Fidelity VIP II and VIP V). Note 37.

(8)	(c)	Participation Agreement Among Variable Insurance Products Fund III, Fidelity Distributors Corporation and Western Reserve Life Assurance Co. of Ohio dated June 14, 1999 13/

(c)(1)	Amendment No. 1 dated March 15, 2000 to Participation Agreement – Variable Insurance Products Fund 8/

(c)(2)	Second Amendment dated April 12, 2001 to Participation Agreement – Variable Insurance Products Fund III 14
(c)(3)	Amendment No. 3 to Participation Agreement (Fidelity VIP III). Note 37.

(8)	(d)	Participation Agreement between AEGON/Transamerica Series Fund, Inc. and Western Reserve dated February 21, 2001 and Amendments thereto 15/

(d)(1)	Amendment No. 21 to Participation Agreement between AEGON/Transamerica Series Fund, Inc. and Western Reserve dated September 1, 2003 3/

(d)(2)	Amendment No. 22 to Participation Agreement between AEGON/Transamerica Series Fund, Inc. and Western Reserve dated December 1, 2003 16/

(d)(3)	Amendment No. 23 to Participation Agreement between AEGON/Transamerica Series Fund, Inc. and Western Reserve dated May 1, 2004. 4/

(d)(4)	Amendment No. 24 to Participation Agreement between AEGON/Transamerica Series Fund, Inc. and Western Reserve dated October 22, 2004. Note 22

(d)(5)	Amendment No. 25 to Participation Agreement (ATST) Note 22

(d)(6)	Amendment No. 26 to Participation Agreement (ATST) Note 24

(d)(7)	Amendment No. 29 to Participation Agreement (TST) Note 31

(d)(8)	Amendment No. 34 to Participation Agreement (TST) Note 34

(d)(9)	Amendment No. 35 to Participation Agreement (TST) Note 35

(d)(10)	Amendment No. 36 to Participation Agreement (TST) Note 36

(d)(11)	Amendment No. 37 to Participation Agreement (TST). Note 38

(d)(12)	Amendment No. 38 to Participation Agreement (TST). Note 38

(d)(13)	Participation Agreement (TST). Note 38

(8)	(e)	Amended and Restated Fund Participation Agreement between Access Variable Insurance Trust and Western Reserve dated May 1, 2004 4/

(8)	(f)	Participation Agreement Among ProFunds and Western Reserve. Note 27

(f)(1)	Amendment No. 2 to Participation Agreement (ProFunds) Note 28

(f)(2)	Amendment of Agreements (Confidential Info. ProFunds). Note 38

(9)	Opinion and Consent of Counsel. Note 38.

(10)

(b)	Consent of Independent Registered Public Accounting Firm. Note 38.

(c)	Opinion and Consent of Actuary. Note 24

(11)	Not Applicable

(12)	Not Applicable

(13)	Schedules for Computation of Performance Quotations. Note 17

(14)	Not Applicable

(15)	Powers of Attorney (Arthur C. Schneider, Brenda K. Clancy, Charles T. Boswell, Darryl D. Button, John Hunter, Karen R. Wright, Eric J. Martin and Van Michiel C. Katwijk.) Note 38

1/	This exhibit was previously filed on Post-Effective Amendment No. 11 to Form N-4 dated April 20, 1998 (File No. 33-49556) and is incorporated herein by reference.

2/	This exhibit was previously filed on Post-Effective Amendment No. 4 to Form S-6 dated April 21, 1999 (File No. 333-23359) and is incorporated herein by reference.

3/	This exhibit was previously filed on Pre-Effective Amendment No. 1 for Form N-6 dated October 9, 2003 (File No. 333-107705) and is incorporated herein by reference.

4/	This exhibit was previously filed on Post-Effective Amendment No. 6 to Form N-4 dated April 19, 2004 (File No. 333-84773) and is incorporated herein by reference.

5/	This exhibit was previously filed on the Initial Registration Statement on Form N-4 dated July 12, 1999 (File No. 333-82705) and is incorporated herein by reference.

6/	This exhibit was previously filed on Post-Effective Amendment No. 7 to Form N-4 dated February 19, 2003 (File No. 333-82705) and is incorporated herein by reference.

7/	This exhibit was previously filed on Post-Effective Amendment No. 3 to Form N-4 dated February 19, 2002 (File No. 333-82705) and is incorporated herein by reference.

8/	This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form N-4 dated April 10, 2000 (File No. 333-93169) and is incorporated herein by reference.

9/	This exhibit was previously filed on Post-Effective Amendment No. 5 to Form N-4 dated April 14, 2003 (File No. 333-93169) and is incorporated herein by reference.

10/	This exhibit was previously filed on Post-Effective Amendment No. 15 to Form N-4 dated April 23, 2002 (File No. 33-49556) and is incorporated herein by reference.

11/	This exhibit was previously filed on Post-Effective Amendment No. 1 to Form N-4 dated April 21, 2000 (File No. 333-82705) and is incorporated herein by reference.

12/	This exhibit was previously filed on Post-Effective Amendment No. 8 to Form N-4 dated April 15, 2003 (File No. 333-82705) and is incorporated herein by reference.

13/	This exhibit was previously filed on the Initial Registration Statement to Form S-6 dated September 23, 1999 (File No. 333-57681) and is incorporated herein by reference.

14/	This exhibit was previously filed on Post-Effective Amendment No. 16 to Form S-6 dated April 16, 2001 (File No. 33-69138) and is incorporated herein by reference.

15/	This exhibit was previously filed on the Initial Registration Statement to Form N-4 dated September 5, 2003 (File No. 333-108525) and is incorporated herein by reference.

16/	This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form N-6 dated January 14, 2004 (File No. 333-110315) and is incorporated herein by reference.

17/	This exhibit was previously filed on Post-Effective Amendment No. 28 to Form N-1A dated April 24, 1997 (File No. 33-507) and is incorporated herein by reference.

18/	This exhibit was previously filed on Post-Effective Amendment No. 5 to Form N-4 dated November 1, 2002 (File No. 333-82705) and is incorporated herein by reference.

19	Incorporated herein by reference to Initial Filing to Form N-4 Registration Statement (File No. 333-108525) filed on September 5, 2003.

20	Incorporated herein by reference to Post-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-108525) on April 29, 2004.

21	Incorporated herein by reference to Post-Effective Amendment No. 2 to Form N-4 Registration Statement (File No. 333 -108525) filed on January 7, 2005.

22	Filed with Post-Effective Amendment No. 10 to Form N-4 Registration Statement (File No. 333-82705) Filed on April 28, 2005.

23	Incorporated herein by reference to Post-Effective Amendment No. 6 to Form N-4 Registration Statement (File No. 333-108525) dated December 13, 2005.

24	Filed with Post-Effective Amendment No. 11 to Form N-4 Registration Statement (File No. 333-82705) dated April 26, 2006.

25	Incorporated herein by reference to Post-Effective Amendment No. 8 to Form N-4 Registration Statement (File No. 333-108525) dated February 13, 2007.

26	Filed with Post-Effective Amendment No. 12 to Form N-4 Registration Statement (File No. 333-82705) dated April 26, 2007.

27	Incorporated herein by reference to Post-Effective Amendment No. 8 to Form N-4 Registration Statement (File No. 333-108525) on February 13, 2007.

28	Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form N-4 registration statement (File No. 333-145461) on October 23, 2007.

29	Incorporated herein by reference to Initial Filing to Form N-4 Registration Statement (File No. 333-145461) on August 15, 2007

30	Incorporated herein by reference to Post-Effective Amendment No. 6 to Form N-4 registration statement (File No. 333-125817) on February 15, 2008.

31	Filed with Post-Effective Amendment No. 13 to Form N-4 Registration Statement (File No. 333-82705) dated April 28, 2008.

32	Incorporated herein by reference to Post-Effective Amendment No. 13 to Form N-4 Registration Statement (File No. 333-108525) on November 6, 2008.

33	Filed with Post-Effective Amendment No. 14 to Form N-4 Registration Statement (File No. 333-82705) dated April 27, 2009.

34	Incorporated by reference to Post-Effective Amendment No. 18 to Form N-4 Registration Statement (File No. 333-108525) dated November 19, 2009.

35	Filed with Post-Effective Amendment No. 15 to Form N-4 Registration Statement (File No. 333-82705) dated April 21, 2010.

36	Filed with Post-Effective Amendment No. 16 to Form N-4 Registration Statement (File No. 333-82705) dated April 27, 2011.

37	Filed with Post-Effective Amendment No. 17 to Form N-4 Registration Statement (File No. 333-82705) dated April 13, 2012.

38	Filed herewith.

Item 25.	Directors and Officers of the Depositor

Name	Principal Business Address	Position and Offices with Depositor
Charles T. Boswell	(2)	Director and Chief Executive Officer
Arthur Schneider	(1)	Director and Senior Vice President, and Chief Tax Officer
Brenda K. Clancy	(1)	Director, Chairman of the Board and President
C. Michiel Van Katwijk	(1)	Director
Eric J. Martin	(1)	Senior Vice President and Corporate Controller
John Hunter	(1)	Director and Division Chief Operating Officer—Life and Protection
Karen R. Wright	(3)	Treasurer and Vice President

(1)	4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001

(2)	570 Carillon Parkway, St. Petersburg, Florida 33716

(3)	100 Light Street, Floor B1, Baltimore, MD 21202-1098

Item 26. Persons Controlled by or under Common Control with the Depositor or Registrant.

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
25 East 38th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments

239 West 20th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments

313 East 95th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments

319 East 95th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments

AEGON Alliances, Inc.	Virginia	100% Commonwealth General Corporation	Insurance company marketing support

AEGON Asset Management Services, Inc.	Delaware	100% AUSA Holding Company	Registered investment advisor

AEGON Assignment Corporation	Illinois	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements

AEGON Assignment Corporation of Kentucky	Kentucky	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements

AEGON Canada ULC	Canada	AEGON Canada Holding B.V. owns 174,588,712 shares of Common Stock; 1,500 shares of Series II Preferred stock; 2 shares of Series III Preferred stock. TIHI Canada Holding, LLC owns 1,441,941.26 shares of Class B -Series I Preferred stock.	Holding company

AEGON Capital Management Inc.	Canada	100% AEGON Asset Management (Canada) B.V.	Portfolio management company/investment advisor

AEGON-CMF GP, LLC	Delaware	Transamerica Realty Services, Inc. is sole Member	Investment in commercial mortgage loans

AEGON Core Mortgage Fund, LP	Delaware	Partners: AEGON USA Realty Advisors, LLC (99%); AEGON-CMF GP, LLC (1%)	Investment in mortgages

AEGON Direct & Affinity Marketing Services Australia Pty Limited	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Marketing/operations company

AEGON Direct & Affinity Marketing Services Co., Ltd.	Japan	100% AEGON DMS Holding B.V.	Marketing company

AEGON Direct & Affinity Marketing Services Limited	Hong Kong	100% AEGON DMS Holding B.V.	Provide consulting services ancillary to the marketing of insurance products overseas.

AEGON Direct & Affinity Marketing Services (Thailand) Limited	Thailand	97% Transamerica International Direct Marketing Consultants, LLC; remaining 3% held by various AEGON employees	Marketing of insurance products in Thailand

AEGON Direct Marketing Services, Inc.	Maryland	Monumental Life Insurance Company owns 103,324 shares; Commonwealth General Corporation owns 37,161 shares	Marketing company

AEGON Direct Marketing Services Europe Ltd.	United Kingdom	100% Cornerstone International Holdings, Ltd.	Marketing

AEGON Direct Marketing Services Insurance Broker (HK) Limited	Hong Kong	100% AEGON Direct Marketing Services Hong Kong Limited	Brokerage company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AEGON Direct Marketing Services International, Inc.	Maryland	100% AUSA Holding Company	Marketing arm for sale of mass marketed insurance coverage

AEGON Direct Marketing Services Korea Co., Ltd.	Korea	100% AEGON DMS Holding B.V.	Provide consulting services ancillary to the marketing of insurance products overseas.

AEGON Direct Marketing Services Mexico, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide management advisory and technical consultancy services.

AEGON Direct Marketing Services Mexico Servicios, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide marketing, trading, telemarketing and advertising services in favor of any third party, particularly in favor of insurance and reinsurance companies.

AEGON Direct Marketing Services, Inc.	Taiwan	100% AEGON DMS Holding B.V.	Authorized business: Enterprise management consultancy, credit investigation services, to engage in business not prohibited or restricted under any law of R.O.C., except business requiring special permission of government.

AEGON Financial Services Group, Inc.	Minnesota	100% Transamerica Life Insurance Company	Marketing

AEGON Fund Management Inc.	Canada	100% AEGON Asset Management (Canada) B.V.	Mutual fund manager

AEGON Funding Company, LLC.	Delaware	100% AEGON USA, LLC	Issue debt securities-net proceeds used to make loans to affiliates

AEGON Institutional Markets, Inc.	Delaware	100% Commonwealth General Corporation	Provider of investment, marketing and administrative services to insurance companies

AEGON Life Insurance Agency Inc.	Taiwan	100% AEGON Direct Marketing Services, Inc. (Taiwan Domiciled)	Life insurance

AEGON Managed Enhanced Cash, LLC	Delaware	Members: Transamerica Life Insurance Company (86.0457%) ; Monumental Life Insurance Company (13.9543%)	Investment vehicle for securities lending cash collateral

AEGON Management Company	Indiana	100% AEGON U.S. Holding Corporation	Holding company

AEGON N.V.	Netherlands	22.446% of Vereniging AEGON Netherlands Membership Association	Holding company

AEGON Structured Settlements, Inc.	Kentucky	100% Commonwealth General Corporation	Administers structured settlements of plaintiff’s physical injury claims against property and casualty insurance companies.

AEGON U.S. Holding Corporation	Delaware	100% Transamerica Corporation	Holding company

AEGON USA Asset Management Holding, LLC	Iowa	100% AUSA Holding Company	Holding company

AEGON USA Investment Management, LLC	Iowa	100% AEGON USA Asset Management Holding, LLC	Investment advisor

AEGON USA Real Estate Services, Inc.	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate and mortgage holding company

AEGON USA Realty Advisors, LLC	Iowa	Sole Member - AEGON USA Asset Management Holding, LLC	Administrative and investment services

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AEGON USA Realty Advisors of California, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc.	Investments

AEGON USA, LLC	Iowa	100% AEGON U.S. Holding Corporation	Holding company

AFSG Securities Corporation	Pennsylvania	100% Commonwealth General Corporation	Inactive

ALH Properties Eight LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Eleven LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Four LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Nine LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Seven LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Seventeen LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Sixteen LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Ten LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Twelve LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Two LLC	Delaware	100% FGH USA LLC	Real estate

American Bond Services LLC	Iowa	100% Transamerica Life Insurance Company (sole member)	Limited liability company

AMTAX HOLDINGS 308, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	affordable housing

AMTAX HOLDINGS 347, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	affordable housing

AMTAX HOLDINGS 388, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	affordable housing

AMTAX HOLDINGS 483, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	affordable housing

AMTAX HOLDINGS 546, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	affordable housing

AMTAX HOLDINGS 559, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	affordable housing

AMTAX HOLDINGS 561, LLC	Ohio	TAHP Fund VII, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	affordable housing

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AMTAX HOLDINGS 567, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	affordable housing

AMTAX HOLDINGS 588, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	affordable housing

AMTAX HOLDINGS 613, LLC	Ohio	Garnet LIHTC Fund VII, LLC - 99% member; Cupples State LIHTC Investors, LLC - 1% member; TAH Pentagon Funds, LLC - non-owner manager	affordable housing

AMTAX HOLDINGS 639, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	affordable housing

AMTAX HOLDINGS 649, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	affordable housing

AMTAX HOLDINGS 672, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	affordable housing

AMTAX HOLDINGS 713, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	affordable housing

ARC Reinsurance Corporation	Hawaii	100% Transamerica Corporation	Property & Casualty Insurance

ARV Pacific Villas, A California Limited Partnership	California	Partners: Transamerica Affordable Housing - 0.05% General Partner; non-AEGON affiliate, Jamboree Housing Corporation - 0.05% Managing General Partner; Transamerica Life Insurance Company - 67% Limited Partner; Monumental Life Insurance Company - 32% Limited Partner	Property

Asia Business Consulting Company	China	100% Asia Investments Holdings, Limited	Provide various services upon request from Beijing Dafu Insurance Agency.

Asia Investments Holdings, Limited	Hong Kong	99% Transamerica Life Insurance Company	Holding company

AUSA Holding Company	Maryland	100% AEGON USA, LLC	Holding company

AUSA Properties, Inc.	Iowa	100% AUSA Holding Company	Own, operate and manage real estate

AUSACAN LP	Canada	General Partner - AUSA Holding Co. (1%); Limited Partner - AEGON USA, LLC (99%)	Inter-company lending and general business

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AXA Equitable AgriFinance, LLC	Delaware	Members: AEGON USA Realty Advisors, LLC (50%); AXA Equitable Life Insurance Company, a non-affiliate of AEGON (50%)	Agriculturally-based real estate advisory services

Bay Area Community Investments I, LP	California	Partners: 69.995% Transamerica Life Insurance Company; 29.995% Monumental Life Insurance Company; 0.01% Transamerica Affordable Housing, Inc.	Investments in low income housing tax credit properties

Bay State Community Investments I, LLC	Delaware	100% Monumental Life Insurance Company	Investments in low income housing tax credit properties

Bay State Community Investments II, LLC	Delaware	100% Monumental Life Insurance Company	Investments in low income housing tax credit properties

Beijing Dafu Insurance Agency Co. Ltd.	Peoples Republic of China	10% owned by WFG China Holdings, Inc.; 90% owned by private individual (non-AEGON associated)	Insurance Agency

Canadian Premier Life Insurance Company	Canada	100% Transamerica Life Canada	Insurance company

CBC Insurance Revenue Securitization, LLC	Delaware	100% Clark Consulting, LLC	Special purpose

Cedar Funding, Ltd.	Cayman Islands	100% Transamerica Life Insurance Company	Investments

Clark/Bardes (Bermuda) Ltd.	Bermuda	100% Clark Consulting, LLC	Insurance agency

Clark, LLC	Delaware	Sole Member - Diversified Retirement Corporation	Holding company

Clark Consulting, LLC	Delaware	100% Clark, LLC	Financial consulting firm

Clark Investment Strategies, inc.	Delaware	100% Clark Consulting, LLC	Registered investment advisor

Clark Securities, Inc.	California	100% Clark Consulting, LLC	Broker-Dealer

Commonwealth General Corporation	Delaware	100% AEGONUSA, LLC	Holding company

Consumer Membership Services Canada Inc.	Canada	100% AEGON Canada ULC	Marketing of credit card protection membership services in Canada

Cornerstone International Holdings Ltd.	UK	100% AEGON DMS Holding B.V.	Holding company

CRG Insurance Agency, Inc.	California	100% Clark Consulting, Inc.	Insurance agency

Creditor Resources, Inc.	Michigan	100% AUSA Holding Company	Credit insurance

CRI Canada Inc.	Canada	100% Creditor Resources, Inc.	Holding company

CRI Solutions Inc.	Maryland	100% Creditor Resources, Inc.	Sales of reinsurance and credit insurance

Cupples State LIHTC Investors, LLC	Delaware	100% Garnet LIHTC Fund VIII, LLC	Investments

Diversified Investment Advisors, Inc.	Delaware	100% Diversified Retirement Corporation	Investment advisor

Diversified Investors Securities Corp.	Delaware	100% Diversified Investment Advisors, Inc.	Broker-Dealer

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Erfahrungsschatz GmbH	Germany	100% Cornerstone International Holdings, Ltd.	Marketing/membership

FD TLIC, Limited Liability Company	New York	100% Transamerica Life Insurance Company	Broadway production

FD TLIC Ltd.	United Kingdom	100% FD TLIC, LLC	Theatre production

FGH Realty Credit LLC	Delaware	100% FGH USA, LLC	Real estate

FGH USA LLC	Delaware	100% RCC North America LLC	Real estate

FGP 90 West Street LLC	Delaware	100% FGH USA LLC	Real estate

FGP West Mezzanine LLC	Delaware	100% FGH USA LLC	Real estate

FGP West Street LLC	Delaware	100% FGP West Mezzanine LLC	Real estate

FGP West Street Two LLC	Delaware	100% FGH USA LLC	Real estate

Fifth FGP LLC	Delaware	100% FGH USA LLC	Real estate

Financial Planning Services, Inc.	District of Columbia	100% Commonwealth General Corporation	Special-purpose subsidiary

First FGP LLC	Delaware	100% FGH USA LLC	Real estate

Fong LCS Associates, LLC	Delaware	100% Investors Warranty of America, Inc.	Investments

Fourth & Market Funding, LLC	Delaware	Commonwealth General Corporation owns 0% participating percentage, but is Managing Member. Ownership: 99% Monumental Life Insurance Company and 1% Garnet Assurance Corporation II	Inactive

Fourth FGP LLC	Delaware	100% FGH USA LLC	Real estate

Garnet Assurance Corporation	Kentucky	100%Transamerica Life Insurance Company	Investments

Garnet Assurance Corporation II	Iowa	100% Commonwealth General Corporation	Business investments

Garnet Assurance Corporation III	Iowa	100% Transamerica Life Insurance Company	Business investments

Garnet Community Investments, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments II, LLC	Delaware	100% Monumental Life Insurance Company	Securities

Garnet Community Investments III, LLC	Delaware	100%Transamerica Life Insurance Company	Business investments

Garnet Community Investments IV, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet Community Investments V, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments VI, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments VII, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments VIII, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments IX, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments X, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments XI, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments XII, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments XVIII, LLC	Delaware	100% Transamerica Life Insurance Company	Investments

Garnet Community Investments XX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet Community Investments XXIV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Real estate investments

Garnet Community Investments XXV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet Community Investment XXVI, LLC	Delaware	100% Transamerica Life Insurance Company	Investments

Garnet Community Investments XXVII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet Community Investment XXVIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet Community Investments XXIX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet Community Investments XXX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet Community Investments XXXI, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet Community Investments XXXII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet Community Investments XXXIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet Community Investments XXXIV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet Community Investments XXXV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet Community Investments XXXVI, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet LIHTC Fund II, LLC	Delaware	Members: Garnet Community Investments II, LLC (0.01%); Metropolitan Life Insurance Company, a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund III, LLC	Delaware	Members: Garnet Community Investments III, LLC (0.01%); Jefferson-Pilot Life Insurance Company, a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund IV, LLC	Delaware	Members: Garnet Community Investments IV, LLC (0.01%); Goldenrod Asset Management, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund V, LLC	Delaware	Members: Garnet Community Investments V, LLC (0.01%); Lease Plan North America, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund VI, LLC	Delaware	Members: Garnet Community Investments VI, LLC (0.01%); Pydna Corporation, a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund VII, LLC	Delaware	Members: Garnet Community Investments VII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate(99.99%)	Investments

Garnet LIHTC Fund VIII, LLC	Delaware	Members: Garnet Community Investments VIII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate(99.99%)	Investments

Garnet LIHTC Fund IX, LLC	Delaware	Members: Garnet Community Investments IX, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund X, LLC	Delaware	Members: Garnet Community Investments X, LLC (0.01%); Goldenrod Asset Management, a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XI, LLC	Delaware	Members: Garnet Community Investments XI, LLC (0.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XII, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A.( 73.39%); J.P. Morgan Chase Bank, N.A. (13.30%); NorLease, Inc. (13.30%)	Investments

Garnet LIHTC Fund XII-A, LLC	Delaware	Garnet Community Investments XII, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XII-B, LLC	Delaware	Garnet Community Investments XII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XII-C, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XIII, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A.( 73.39%); J.P. Morgan Chase Bank, N.A. (13.30%); NorLease, Inc. (13.30%)	Investments

Garnet LIHTC Fund XIII-A, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XIII-B, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); Norlease, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XIV, LLC	Delaware	0.01% Garnet Community Investments, LLC; 49.995% Wells Fargo Bank, N.A.; and 49.995% Goldenrod Asset Management, Inc.	Investments

Garnet LIHTC Fund XV, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XVI, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); FNBC Leasing Corporation, a non-AEGON entity (99.99%)	Investments

Garnet LIHTC Fund XVII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); ING USA Annuity and Life Insurance company, a non-affiliate of AEGON (12.999%), and ReliaStar Life Insurance Company, a non-affiliate of AEGON (86.991%).	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XVIII, LLC	Delaware	Members: Garnet Community Investments XVIII, LLC (0.01%); Verizon Capital Corp., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XIX, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XX, LLC	Delaware	Sole Member - Garnet Community Investments XX, LLC	Investments

Garnet LIHTC Fund XXI, LLC	Delaware	100% Garnet Community Investments, LLC	Investments

Garnet LIHTC Fund XXII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Norlease, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XXIII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Idacorp Financial Services, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XXIV, LLC	Delaware	Members: Garnet Community Investments XXIV, LLC (0.01% as Managing Member); Transamerica Life Insurance Company (21.26%); non-affiliates of AEGON: New York Life Insurance Company (25.51%), New York Life Insurance and Annuity Corporation (21.3%) and Principal Life Insurance Company (31.49%)	Investments

Garnet LIHTC Fund XXV, LLC	Delaware	Members: Garnet Community Investment XXV, LLC (0.01%); Garnet LIHTC Fund XXVIII LLC (1%); non-affiliates of AEGON: Mt. Hamilton Fund, LLC (97.99%); Google Affordable Housing I LLC (1%)	Investments

Garnet LIHTC Fund XXVI, LLC	Delaware	Members: Garnet Community Investments XXVI, LLC (0.01%); American Income Life Insurance Company, a non-affiliate of AEGON (99.99%)	Investments

Garnet LIHTC Fund XXVII, LLC	Delaware	Members: Garnet Community Investments XXVII, LLC (0.01%); Transamerica Life Insurance Company (16.7045%); non-affiliates of AEGON: Aetna Life Insurance Company (30.2856%); New York Life Insurance Company (22.7142%); ProAssurance Casualty Company (3.6343%); ProAssurance Indemnity Company (8.4800%); State Street Brank and Trust Company (18.1714%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XXVIII, LLC	Delaware	Members: Garnet Community Investments XXVIII LLC (0.01%); non-affiliates of AEGON: USAA Casualty Insurance Company (17.998%); USAA General Indemnity Company (19.998%); USAA Life Insurance Company (3.999%); United Services Automobile Association (57.994%)	Real estate investments

Garnet LIHTC Fund XXIX, LLC	Delaware	Members: Garnet Community Investments XXIX, LLC (.01%); non-affiliate of AEGON: Bank of America, N.A. (99.99%)	Investments

Garnet LIHTC Fund XXX, LLC	Delaware	Garnet Community Investments XXX, LLC (0.01%); non-affiliate of AEGON, New York Life Insurance Company (99.99%)	Investments

Garnet LIHTC Fund XXXI, LLC	Delaware	Members: Garnet Community Investments XXXI, LLC (0.1%); non-affiliates of AEGON: Thunderbolt Peak Fund, LLC (98.99%); Google Affordable Housing I, LLC (1%)	Investments

Garnet LIHTC Fund XXXII, LLC	Delaware	Members: Garnet Community Investment XXXII, LLC (0.01%); non-affiliates of AEGON: New York Life Insurance Company (50.38%); New York Life Insurance Annuity Corporation (49.61%)	Investments

Garnet LIHTC Fund XXXIII, LLC	Delaware	Members: Garnet Community Investment XXXIII, LLC (0.01%); non-affiliate of AEGON, NorLease, Inc. (99.99%)	Investments

Garnet LIHTC Fund XXXIV, LLC	Delaware	Members: non-AEGON affiliate, U.S. Bancorp Community Development Corporation (99.99%); Garnet Community Investments XXXIV, LLC (.01%)	Investments

Garnet LIHTC Fund XXXV, LLC	Delaware	Members: Garnet Community Investment XXXV, LLC (0.01%); non-affiliate of AEGON, Microsoft Corporation (99.99%)	Investments

Garnet LIHTC Fund XXXVI, LLC	Delaware	Sole Member - Garnet Community Investments XXXVI, LLC	Investments

Garnet LIHTC Fund XXXVII, LLC	Delaware	Sole Member - Garnet Community Investments XXXIII, LLC	Investments

Global Preferred Re Limited	Bermuda	100% AEGON USA, LLC	Reinsurance

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Hadley Apartments, LLC	Massachusetts	Members: Garnet LIHTC Fund XV, LLC (99.99% investor member); Transamerica Affordable Housing, Inc. (non-owner manager); Main South Community Development Corporation , a non-affiliate of AEGON (.01% special member)	affordable housing

Horizons Acquisition 5, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company

Horizons St. Lucie Development, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company

Imani Fe, LP	California	Partners: Garnet LIHTC Fund XIV, LL (99.99% investor limited partner); Transamerica Affordable Housing, Inc. (non-owner manager); non-affiliates of AEGON: ABS Imani Fe, LLC (.0034% class A limited partner); Central Valley Coalition for Affordable Housing (.0033% co-managing general partner); Grant Housing and Economic Development Corporation (.0033% managing partner)	affordable housing

Intersecurities Insurance Agency, Inc.	California	100% Western Reserve Life Assurance Co. of Ohio	Insurance agency

Interstate North Office Park GP, LLC	Delaware	100% Interstate North Office Park Owner, LLC	Investments

Interstate North Office Park, LP	Delaware	100% Interstate North Office Park Owner, LLC	Investments

Interstate North Office Park Owner, LLC	Delaware	100% Investors Warranty of America, Inc.	Investments

Interstate North Office Park (Land) GP, LLC	Delaware	100% Interstate North Office Park Owner, LLC	Investments

Interstate North Office Park (Land) LP	Delaware	100% Interstate North Office Park Owner, LLC	Investments

Investors Warranty of America, Inc.	Iowa	100% AUSA Holding Company	Leases business equipment

IWA Commercial Venture, LLC	Georgia	Members: Investors Warranty of America, Inc. (99.9%); non-AEGON affiliate, Rooker/Commerce 962, LLC	Maintain property tax abatement

LCS Associates, LLC	Delaware	100% Investors Warranty of America, Inc.	Investments

Legacy General Insurance Company	Canada	100% AEGON Canada ULC	Insurance company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Life Investors Alliance LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Purchase, own, and hold the equity interest of other entities

LIICA Holdings, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	To form and capitalize LIICA Re I, Inc.

LIICA Re I, Inc.	Vermont	100% LIICA Holdings, LLC	Captive insurance company

LIICA Re II, Inc.	Vermont	100% Transamerica Life Insurance Company	Captive insurance company

Massachusetts Fidelity Trust Company	Iowa	100% AUSA Holding Company	Trust company

McDonald Corporate Tax Credit Fund IV Limited Partnership	Delaware	Partners: Monumental Life Insurance Company - 99.9% General Partner; TAH-McD IV, LLC - 0.10% General Partner	Tax credit fund

MLIC Re I, Inc.	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company

Money Services, Inc.	Delaware	100% AUSA Holding Company	Provides financial counseling for employees and agents of affiliated companies

Monumental Financial Services, Inc.	Maryland	100% AEGON USA, LLC	DBA in the State of West Viriginia for United Financial Services, Inc.

Monumental General Administrators, Inc.	Maryland	100% AUSA Holding Company	Provides management services to unaffiliated third party administrator

Monumental Life Insurance Company	Iowa	87.72% Commonwealth General Corporation; 12.28% AEGON USA, LLC	Insurance Company

nVISION Financial, Inc.	Iowa	100% AUSA Holding Company	Special-purpose subsidiary

New Markets Community Investment Fund, LLC	Iowa	50% AEGON Institutional Markets, Inc.; 50% AEGON USA Realty Advisors, Inc.	Community development entity

Oncor Insurance Services, LLC	Iowa	Sole Member - Life Investors Financial Group, Inc.	Direct sales of term life insurance

Pearl Holdings, Inc. I	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company

Pearl Holdings, Inc. II	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company

Peoples Benefit Services, LLC	Pennsylvania	Sole Member - Stonebridge Life Insurance Company	Special-purpose subsidiary

Pine Falls Re, Inc.	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Primus Guaranty, Ltd.	Bermuda

Partners are: Transamerica Life

Insurance Company (13.1%) and non-affiliates of AEGON: XL Capital, Ltd. (34.7%); CalPERS/PCO Corporate Partners Fund, LLC (13.0%); Radian Group (11.1%). The remaining 28.1% of stock is publicly owned.

Provides protection from default risk of investment grade corporate and sovereign issues of financial obligations.

PSL Acquisitions Operating, LLC	Iowa	Sole Member: Investors Warranty of America, Inc.	Owner of Core subsidiary entities

Pyramid Insurance Company, Ltd.	Hawaii	100% Transamerica Corporation	Property & Casualty Insurance

RCC North America LLC	Delaware	100% AEGON USA, LLC	Real estate

Real Estate Alternatives Portfolio 1 LLC	Delaware	Members: Transamerica Life Insurance Company (90.96%); Monumental Life Insurance Company (6.30%); Transamerica Financial Life Insurance Company (2.74%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment

Real Estate Alternatives Portfolio 2 LLC	Delaware	Members are: Transamerica Life Insurance Company (90.25%); Transamerica Financial Life Insurance Company (7.5%); Stonebridge Life Insurance Company (2.25%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment

Real Estate Alternatives Portfolio 3 LLC	Delaware	Members are: Transamerica Life Insurance Company (73.4%); Monumental Life Insurance Company (25.6%); Stonebridge Life Insurance Company (1%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment

Real Estate Alternatives Portfolio 3A, Inc.	Delaware	Members: Monumental Life Insurance Company (37%); Transamerica Financial Life Insurance Company (9.4%); Transamerica Life Insurance Company (52.6%); Stonebridge Life Insurance Company (1%)	Real estate alternatives investment

Real Estate Alternatives Portfolio 4 HR, LLC	Delaware	Members are: Transamerica Life Insurance Company (64%); Monumental Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment

Real Estate Alternatives Portfolio 4 MR, LLC	Delaware	Members are: Transamerica Life Insurance Company (64%); Monumental Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Realty Information Systems, Inc.	Iowa	100% Transamerica Realty Services, LLC	Information Systems for real estate investment management

Retirement Project Oakmont	California	General Partner: Transamerica Oakmont Retirement Associates, a CA limited partnership; Transamerica Life Insurance Company (limited partner); and Oakmont Gardens, a CA limited partnership (non-AEGON entity limited partner). General Partner of Transamerica Oakmont Retirement Associates is Transamerica Oakmont Corporation. 100 units of limited partnership interests widely held by individual investors.	Senior living apartment complex

River Ridge Insurance Company	Vermont	100% AEGON Management Company	Captive insurance company

Second FGP LLC	Delaware	100% FGH USA LLC	Real estate

Selient Inc.	Canada	100% AEGON Canada ULC	Application service provider providing loan origination platforms to Canadian credit unions.

Seventh FGP LLC	Delaware	100% FGH USA LLC	Real estate

Short Hills Management Company	New Jersey	100% AEGON U.S. Holding Corporation	Dormant

Southwest Equity Life Insurance Company	Arizona	Voting common stock is allocated 75% of total cumulative vote - AEGON USA, LLC. Participating Common stock (100% owned by non-AEGON shareholders) is allocated 25% of total cumulative vote.	Insurance

St. Lucie West Development Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company

Stonebridge Benefit Services, Inc.	Delaware	100% Commonwealth General Corporation	Health discount plan

Stonebridge Casualty Insurance Company	Ohio	100% AEGON USA, LLC	Insurance company

Stonebridge Group, Inc.	Delaware	100% Commonwealth General Corporation	General purpose corporation

Stonebridge International Insurance Ltd.	UK	100% Cornerstone International Holdings Ltd.	General insurance company

Stonebridge Life Insurance Company	Vermont	100% Commonwealth General Corporation	Insurance company

Stonebridge Reinsurance Company	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
TAH-MCD IV, LLC	Iowa	Sole Member - Transamerica Affordable Housing, Inc.	Serve as the general partner for McDonald Corporate Tax Credit Fund IV Limited Partnership

TAH Pentagon Funds, LLC	Iowa	Sole Member - Transamerica Affordable Housing, Inc.	Serve as a general partner in a lower-tier tax credit entity

TAHP Fund I, LLC	Delaware	Sole Member - Monumental Life Insurance Company	Real estate investments

TAHP Fund II, LLC	Delaware	Sole Member - Garnet LIHTC Fund VIII, LLC	Low incoming housing tax credit

TAHP Fund VII, LLC	Delaware	Investor Member: Garnet LIHTC Fund XIX, LLC	Real estatement investments

TCF Asset Management Corporation	Colorado	100% TCFC Asset Holdings, Inc.	A depository for foreclosed real and personal property

TCFC Air Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company

TCFC Asset Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company

The AEGON Trust Advisory Board: Mark W. Mullin, Alexander R. Wynaendts, and Craig D. Vermie	Delaware	AEGON International B.V.	Voting Trust

The RCC Group, Inc.	Delaware	100% FGH USA LLC	Real estate

THH Acquisitions, LLC	Iowa	Sole Member - Investors Waranty of America, Inc.	Acquirer of Core South Carolina mortgage loans from Investors Warranty of America, Inc. and holder of foreclosed real estate.

TIHI Canada Holding, LLC	Iowa	Sole Member - Transamerica International Holdings, Inc.	Holding company

TIHI Mexico, S. de R.L. de C.V.	Mexico	95% Transamerica International Holdings, Inc.; 5% Transamerica Life Insurance Company	To render and receive all kind of administrative, accountant, mercantile and financial counsel and assistance to and from any other Mexican or foreign corporation, whether or not this company is a shareholder of them

TLIC Riverwood Reinsurance, Inc.	Iowa	100% Transamerica Life Insurance Company	Limited purpose subsidiary life insurance company

Tradition Development Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company

Tradition Irrigation Company, LLC	Florida	Sole Member-PSL Acquisitions Operating, LLC	Irrigation company

Tradition Land Company, LLC	Iowa	Sole Member: Investors Warranty of America, Inc.	Aquirer of Core Florida mortgage loans from Investors Warranty and holder of foreclosed read estate.

Transamerica Accounts Holding Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Holding company

Transamerica Advisors Life Insurance Company	Arkansas	100% AEGON USA, LLC	Insurance company

Transamerica Advisors Life Insurance Company of New York	New York	100% AEGON USA, LLC	Insurance company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Affinity Marketing Corretora de Seguros Ltda.	Brazil	749,000 quota shares owned by AEGON DMS Holding B.V.; 1 quota share owned by AEGON International B.V.	Brokerage company

Transamerica Affinity Services, Inc.	Maryland	100% AEGON Direct Marketing Services, Inc.	Marketing company

Transamerica Affordable Housing, Inc.	California	100% Transamerica Realty Services, LLC	General partner LHTC Partnership

Transamerica Agency Network, Inc.	Iowa	100% AUSA Holding Company	Special purpose subsidiary

Transamerica Annuity Service Corporation	New Mexico	100% Transamerica International Holdings, Inc.	Performs services required for structured settlements

Transamerica Asset Management, Inc.	Florida	Western Reserve Life Assurance Co. of Ohio owns 77%; AUSA Holding Co. owns 23%.	Fund advisor

Transamerica Aviation LLC	Delaware	100% TCFC Air Holdings, Inc.	Special purpose corporation

Transamerica Capital, Inc.	California	100% AUSA Holding Company	Broker/Dealer

Transamerica Commercial Finance Corporation, I	Delaware	100% Transamerica Finance Corporation	Holding company

Transamerica Consultora Y Servicios Limitada	Chile	95% Transamerica Life Insurance Company; 5% Transamerica International Holdings, Inc.	Special purpose limited liability corporation

Transamerica Consumer Finance Holding Company	Delaware	100% TCFC Asset Holdings, Inc.	Consumer finance holding company

Transamerica Corporation	Delaware	100% The AEGON Trust	Major interest in insurance and finance

Transamerica Corporation	Oregon	100% Transamerica Corporation	Holding company

Transamerica Direct Marketing Asia Pacific Pty Ltd.	Australia	100% AEGON DMS Holding B.V.	Holding company

Transamerica Direct Marketing Consultants Private Limited	India	99.95% AEGON DMS Holding B.V.; non-AEGON affiliate, Keshav Sunderraj owns .05%	Marketing consultant

Transamerica Distribution Finance - Overseas, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Commercial Finance

Transamerica Finance Corporation	Delaware	100% Transamerica Corporation	Commercial & Consumer Lending & equipment leasing

Transamerica Financial Advisors, Inc.	Delaware	1,000 shares owned by AUSA Holding Company; 209 shares owned by Transamerica International Holdings, Inc.; 729 shares owned by AEGON Asset Management Services, Inc.	Broker/Dealer

Transamerica Financial Life Insurance Company	New York	87.40% AEGON USA, LLC; 12.60% Transamerica Life Insurance Company	Insurance

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Fund Services, Inc.	Florida	Western Reserve Life Assurance Co. of Ohio owns 44%; AUSA Holding Company owns 56%	Mutual fund

Transamerica Funding LP	U.K.	99% Transamerica Leasing Holdings, Inc.; 1% Transamerica Commercial Finance Corporation, I	Intermodal leasing

Transamerica Home Loan	California	100% Transamerica Consumer Finance Holding Company	Consumer mortgages

Transamerica Insurance Marketing Asia Pacific Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Insurance intermediary

Transamerica International Direct Marketing Consultants, LLC	Maryland	51% Hugh J. McAdorey; 49% AEGON Direct Marketing Services, Inc.	Provide consulting services ancillary to the marketing of insurance products overseas.

Transamerica International Holdings, Inc.	Delaware	100% AEGON USA, LLC	Holding company

Transamerica International RE (Bermuda) Ltd.	Bermuda	100% AEGON USA, LLC	Reinsurance

Transamerica International Re Escritório de Representação no Brasil Ltd	Brazil	95% Transamerica International Re(Bermuda) Ltd.; 5% Transamerica International Holdings, Inc.	Insurance and reinsurance consulting

Transamerica Investment Management, LLC	Delaware	Sole Member - AEGON USA Asset Management Holding, LLC	Investment advisor

Transamerica Leasing Holdings, Inc.	Delaware	100% Transamerica Finance Corporation	Holding company

Transamerica Life Canada	Canada	100% AEGON Canada ULC	Life insurance company

Transamerica Life Insurance Company	Iowa	676,190 shares Common Stock owned by Transamerica International Holdings, Inc.; 86,590 shares of Preferred Stock owned by Transamerica Corporation; 30,564 shares of Preferred Stock owned by AEGON USA, LLC	Insurance

Transamerica Life (Bermuda) Ltd.	Bermuda	100% Transamerica Life Insurance Company	Long-term life insurer in Bermuda - will primarily write fixed universal life and term insurance

Transamerica Oakmont Corporation	California	100% Transamerica International Holdings, Inc.	General partner retirement properties

Transamerica Oakmont Retirement Associates	California	General Partner is Transamerica Oakmont Corporation. 100 units of limited partnership interests widely held by individual investors.	Senior living apartments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Pacific Insurance Company, Ltd.	Hawaii	26,000 shares common stock owned by Commonwealth General Corporation; 1,000 shares of common stock owned by Transamerica International Holdings, Inc.	Life insurance

Transamerica Pyramid Properties LLC	Iowa	100% Monumental Life Insurance Company	Realty limited liability company

Transamerica Realty Investment Properties LLC	Delaware	100% Monumental Life Insurance Company	Realty limited liability company

Transamerica Realty Services, LLC	Delaware	AUSA Holding Company - sole Member	Real estate investments

Transamerica Resources, Inc.	Maryland	100% Monumental General Administrators, Inc.	To provide education and information regarding retirement and economic issues.

Transamerica Retirement Solutions Corporation	Delaware	100% AUSA Holding Company	Retirement Plan Services

Transamerica Small Business Capital, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Holding company

Transamerica Stable Value Solutions Inc.	Delaware	100% Commonwealth General Corporation	Principle Business: Provides management services to the stable value division of AEGON insurers who issue synthetic GIC contracts.

Transamerica Travel and Conference Services, LLC	Iowa	100% Money Services, Inc.	Travel and conference services

Transamerica Vendor Financial Services Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Provides commercial leasing

United Financial Services, Inc.	Maryland	100% AEGON USA, LLC	General agency

Universal Benefits, LLC	Iowa	100% AUSA Holding Company	Third party administrator

Western Reserve Life Assurance Co. of Ohio	Ohio	100% AEGON USA, LLC	Insurance

WFG China Holdings, Inc.	Delaware	100% World Financial Group, Inc.	Hold interest in Insurance Agency located in Peoples Republic of China

WFG Insurance Agency of Puerto Rico, Inc.	Puerto Rico	100% World Financial Group Insurance Agency, Inc.	Insurance agency

WFG Properties Holdings, LLC	Georgia	100% World Financial Group, Inc.	Marketing

WFG Reinsurance Limited	Bermuda	51% owned by World Financial Group, Inc; remaining 49% is annually offered to independent contractors associated with WFG Reinsurance Ltd.	Reinsurance

WFG Securities of Canada, Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Mutual fund dealer

World Financial Group Canada Inc.	Canada	100% World Financial Group Holding Company of Canada Inc.	Marketing

World Financial Group Holding Company of Canada Inc.	Canada	100% Transamerica International Holdings, Inc.	Holding company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
World Financial Group, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Marketing

World Financial Group Insurance Agency of Canada Inc.	Ontario	50% World Financial Group Holding Co. of Canada Inc.; 50% World Financial Group Subholding Co. of Canada Inc.	Insurance agency

World Financial Group Insurance Agency of Hawaii, Inc.	Hawaii	100% World Financial Group Insurance Agency, Inc.	Insurance agency

World Financial Group Insurance Agency of Massachusetts, Inc.	Massachusetts	100% World Financial Group Insurance Agency, Inc.	Insurance agency

World Financial Group Insurance Agency of Wyoming, Inc.	Wyoming	100% World Financial Group Insurance Agency, Inc.	Insurance agency

World Financial Group Insurance Agency, Inc.	California	100% Western Reserve Life Assurance Co. of Ohio	Insurance agency

World Financial Group Subholding Company of Canada Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Holding company

Yarra Rapids, LLC	Delaware	Yarra Rapids Management, LLC is the non-owner Manager	Real estate investments

Yarra Rapids Management, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Company organized for the intention of real estate investments but no business at this time

Zahorik Company, Inc.	California	100% AUSA Holding Company	Inactive

Zero Beta Fund, LLC	Delaware	Members are: Transamerica Life Insurance Company (82.35%); Monumental Life Insurance Company (16.16%); Transamerica Financial Life Insurance Company (1.49%) Manager: AEGON USA Investment Management LLC	Aggregating vehicle formed to hold various fund investments.

Item 27.	Number of Contract Owners

As of, February 28, 2013 there were 15,970 Contract owners for the WRL Freedom Premier and 712 Contract owners for the WRL Freedom Premier II.

Item 28.	Indemnification

Provisions exist under the Ohio General Corporation Law (see, e.g., Section 1701.13), the Second Amended Articles of Incorporation of Western Reserve and the Amended Code of Regulations of Western Reserve whereby Western Reserve may indemnify certain persons against certain payments incurred by such persons.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Depositor pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.	Principal Underwriters

(a) Transamerica Capital, Inc. serves as the principal underwriter for:

Transamerica Capital, Inc. serves as the principal underwriter for the Retirement Builder Variable Annuity Account, Separate Account VA A, Separate Account VA B, Separate Account VA D, Separate Account VA E, Separate Account VA F, Separate Account VA I, Separate Account VA J, Separate Account VA K, Separate Account VA L, Separate Account VA P, Separate Account VA Q, Separate Account VA R, Separate Account VA S, Separate Account VA FF, Separate Account VA HH, Separate Account VA-1, Separate Account VA-2L, Separate Account VA-5, Separate Account VA-6, Separate Account VA-7, Separate Account VA-8, Separate Account Fund B, Separate Account Fund C, Transamerica Corporate Separate Account Sixteen, Transamerica Separate Account R3, Separate Account VL, Separate Account VUL-1; Separate Account VUL-2, Separate Account VUL-3, Separate Account VUL-4, Separate Account VUL-5, Separate Account VUL-6, Separate Account VUL-A, and Variable Life Account A. These accounts are separate accounts of Transamerica Life Insurance Company.

Transamerica Capital, Inc. serves as principal underwriter for Separate Account VA BNY, Separate Account VA QNY, Separate Account VA QQ, TFLIC Separate Account VNY, Separate Account VA-2LNY, TFLIC Separate Account C, Separate Account VA-5NLNY, Separate Account VA-6NY, TFLIC Series Annuity Account and TFLIC Series Life Account. These accounts are separate accounts of Transamerica Financial Life Insurance Company.

Transamerica Capital, Inc. serves as principal underwriter for Separate Account VA U, Separate Account VA V, Separate Account VA AA, WRL Series Life Account, WRL Series Life Account G, WRL Series Life Corporate Account, WRL Series Annuity Account and WRL Series Annuity Account B. These accounts are separate accounts of Western Reserve Life Assurance Co. of Ohio.

Transamerica Capital, Inc. also serves as principal underwriter for Separate Account VA BB, Separate Account VA CC and Separate Account VL E. This account is a separate account of Monumental Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for Merrill Lynch Life Variable Annuity Separate Account, Merrill Lynch Life Variable Annuity Separate Account A, Merrill Lynch Life Variable Annuity Separate Account B, Merrill Lynch Life Variable Annuity Separate Account C, Merrill Lynch Life Variable Annuity Separate Account D, Merrill Lynch Variable Life Separate Account, and Merrill Lynch Life Variable Life Separate Account II. These accounts are separate accounts of Transamerica Advisors Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for ML of New York Variable Annuity Separate Account, ML of New York Variable Annuity Separate Account A, ML of New York Variable Annuity Separate Account B, ML of New York Variable Annuity Separate Account C, ML of New York Variable Annuity Separate Account D, ML of New York Variable Life Separate Account, and ML of New York Variable Life Separate Account II. These accounts are separate accounts of Transamerica Advisors Life Insurance Company of New York.

Transamerica Capital, Inc. also serves as principal underwriter for Transamerica Series Trust, Transamerica Funds, Transamerica Investors, Inc., Transamerica Partners Funds Group, Transamerica Partners Funds Group II, Transamerica Partners Portfolios, and Transamerica Asset Allocation Variable Funds.

(b)	Directors and Officers of Transamerica Capital, Inc.:

Name	Principal Business Address	Position and Offices with Underwriter
Thomas A. Swank	(1)	Director

Michael W. Brandsma	(2)	Director, President and Chief Financial Officer

David W. Hopewell	(1)	Director

David R. Paulsen	(2)	Director, Chief Executive Officer and Chief Sales Officer

Blake S. Bostwick	(2)	Chief Marketing Officer and Chief Operations Officer

Courtney John	(2)	Chief Compliance Officer and Vice President

Erin K. Burke	(1)	Assistant Secretary

Amy Angle	(3)	Assistant Vice President

Elizabeth Belanger	(4)	Assistant Vice President

Margaret A. Cullem-Fiore	(5)	Assistant Vice President

Dennis P. Gallagher	(5)	Assistant Vice President

Christy Post-Rissin	(5)	Assistant Vice President

Brenda L. Smith	(5)	Assistant Vice President

Darin D. Smith	(1)	Assistant Vice President

Lisa Wachendorf	(1)	Assistant Vice President

Arthur D. Woods	(5)	Assistant Vice President

Carrie N. Powicki	(2)	Secretary

Karen R. Wright	(3)	Treasurer

Karen D. Heburn	(5)	Vice President

Wesley J. Hodgson	(2)	Vice President

(1)	4333 Edgewood Road N.E., Cedar Rapids, IA 52499-0001
(2)	4600 S Syracuse St, Suite 1100, Denver, CO 80237-2719
(3)	100 Light Street, Floor B1, Baltimore, MD 21202
(4)	440 Mamaroneck Avenue, Harrison, NY 10528
(5)	570 Carillon Parkway, St. Petersburg, FL 33716

(c) Compensation to Principal Underwriter:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions(1)	Compensation on Redemption	Brokerage Commissions	Compensation
Transamerica Capital, Inc.	$7,685,508	0	0	0

(1)	Fiscal Year 2012

Item 30.	Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by Manager Regulatory Filing Unit, Western Reserve Life Assurance Co. of Ohio at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001.

Item 31.	Management Services

Not Applicable

Item 32.	Undertakings

Western Reserve hereby represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Western Reserve.

Registrant promises to file a post-effective amendment to the Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

Registrant furthermore agrees to include either as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

Registrant agrees to deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.

Item 33.	Section 403(b)(11) Representation

Registrant represents that in connection with its offering of Contracts as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, Registrant is relying on the no-action letter issued by the Office of Insurance Products and Legal Compliance, Division of Investment Management, to the American Council of Life Insurance dated November 28, 1988 (Ref. No. IP-6-88), and that the provisions of paragraphs (1)—(4) thereof have been complied with.

Texas ORP Representation

The Registrant intends to offer Contracts to participants in the Texas Optional Retirement Program. In connection with that offering, the Registrant is relying on Rule 6c-7 under the Investment Company Act of 1940 and is complying with, or shall comply with, paragraphs (a) - (d) of that Rule.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that this Amendment to the Registration Statement meets the requirements for effectiveness pursuant to paragraph (b) of Rule 485 and has caused this Registration Statement to be signed on its behalf, in the City of Cedar Rapids and State of Iowa, on this 19th day of April, 2013.

WRL Series Annuity Account WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO Depositor

*
Brenda K. Clancy President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date
*	Director	, 2013
C. Michiel Van Katwijk

*	Director and Chief Executive Officer	, 2013
Charles T. Boswell

*	Director, Chairman of the Board and President	, 2013
Brenda K. Clancy

*	Director and Division Chief Operating Officer –	, 2013
John R. Hunter	Life & Protection

*	Director, Senior Vice President, and Chief Tax	, 2013
Arthur C. Schneider	Officer

*	Treasurer and Vice President	, 2013
Karen R. Wright

*	Corporate Controller and Senior Vice President	, 2013
Eric J. Martin

/s/ Darin D. Smith	Vice President, Assistant Secretary Managing	April 19, 2013
*By Darin D. Smith	Assistant General Counsel

*	By: Darin D. Smith - Attorney-in-Fact pursuant to Powers of Attorney filed previously and herewith.

Registration No. 333-82705

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

EXHIBITS

TO

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

FOR

WRL SERIES ANNUITY ACCOUNT

EXHIBIT INDEX

Exhibit No.	Description of Exhibit	Page No.*

(8)(d)(11)	Amendment No. 37 to Participation Agreement (TST)

(8)(d)(12)	Amendment No. 38 to Participation Agreement (TST)

(8)(d)(13)	Participation Agreement (TST)

(8)(f)(2)	Amendment of Agreements (Confidential Information ProFunds)

(9)	Opinion and Consent of Counsel

(10)(b)	Consent of Independent Registered Public Accounting Firm

(15)	Power of Attorney

*	Page numbers included only in manually executed original.